UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07923

City National Rochdale Funds

(Exact name of registrant as specified in charter)

400 North Roxbury Drive

Beverly Hills, CA 90210

(Address of principal executive offices) (Zip code)

Don Andrews, Esq.

400 North Roxbury Drive

Beverly Hills, CA 90210

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1.	Reports to Stockholders.

CITY NATIONAL ROCHDALE FUNDS

2020 ANNUAL REPORT

SEPTEMBER 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with a Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-889-0799 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-889-0799 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all of the City National Rochdale Funds you hold directly or through your financial intermediary, as applicable.

This report and the financial statements contained herein are provided for the general information of the shareholders of City National Rochdale Funds. This report is not authorized for distribution to prospective investors in City National Rochdale Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of City National Rochdale Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Funds Annual Report

2	Letter to Our Shareholders
4	Fixed Income Funds Investment Adviser’s Report
7	Fixed Income Funds Overview
14	Equity Funds Investment Adviser’s Report
15	Equity Funds Overview
17	Schedule of Investments/Consolidated Schedule of Investments
134	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities
137	Statements of Operations/Consolidated Statement of Operations
140	Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets
144	Consolidated Statement of Cash Flows
146	Financial Highlights/Consolidated Financial Highlights
149	Notes to Financial Statements/Consolidated Notes to Financial Statements
164	Report of Independent Registered Public Accounting Firm
166	Trustees and Officers
169	Notice to Shareholders
170	Disclosure of Fund Expenses
172	Board Approval of Advisory and Sub-Advisory Agreements
179	Liquidity Risk Management Program

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Funds’ Form N-PORT and Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The most current Form N-PORT filing is also available on the Funds’ website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE FUNDS | PAGE 1

letter to our shareholders (Unaudited)
September 30, 2020

Dear Shareholders,

This annual report covers the one-year period ended September 30, 2020.

The COVID-19 pandemic has resulted in significant human costs on many levels across the globe. There are no words we could write to convey the extent of the impact of COVID-19 on our lives. Despite our inability to process all that we are living through, our focus remains on dealing with the uncertainty caused by the COVID-19 pandemic in our narrow world of investments and economics.

In response to the COVID-19 pandemic, the U.S. government and Federal Reserve central bank have applied trillions of dollars in spending and monetary stimulus to stem the decline of the economy. There is significant research and historical evidence that show those actions were both justified and beneficial in mitigating the depth and duration of the recession. In fact, they were so beneficial that the stock market rebounded significantly, and the recession was the shortest in U.S. history. The stock market has rebounded to a new record high, yet millions of people remain unemployed and hundreds of thousands of businesses are experiencing significant financial hardship.

The apparent contradiction between the stock market and the economy is attributable to several factors. COVID-19 is viewed as an isolated natural disaster that will substantially end in 2021. Forward-looking investors anticipate strong future profits for the leading stock market companies, and have raised the valuation of these companies to high levels. Fiscal and monetary policies are likely to bridge the lost incomes of many unemployed people and struggling businesses until a COVID-19 vaccine allows our economy to return to normal. Finally, the stock market is only a semblance of the U.S. economy. There are hundreds of thousands of nonpublic businesses that are enduring hardship that are not counted in the major stock market indexes.

In time we will learn the outcome of the unprecedented spending the U.S. government has done, but this is not a near-term concern for investors. The immense global central bank response to the COVID-19 pandemic also fueled trillions of dollars to be injected into economies all around the world. As long as central banks continue their stimulus programs, we believe stock markets will remain high.

With that said, the economy has bounced back with gusto. After falling 10.7% in the first half of the year, third-quarter GDP shows the economy recouped a majority of that loss and now stands just 3.5% below the previous peak of fourth-quarter 2019.

The remarkable recovery has been primarily a result of robust household spending. In the two major categories of expenditures, goods and services, households are now spending 6% more on goods than during the peak before the pandemic. Unfortunately, spending on services remains 7% below the previous peak. The service sector is far more of a victim of social distancing. There has been a significant reduction in the number of people who fly, stay in hotels, go out to dinner, and visit sporting events, movie theaters, amusement parks, etc. These are all service-based businesses that are now operating below capacity or not operating at all. This lower level of demand has resulted in a slower rebound in employment. As a result, payrolls now stand at 54% of the previous peak, despite the economy recovering at a faster clip.

Looking at the fourth-quarter economic data, the economy is growing faster than the long-term trend. The October unemployment rate fell a full percentage point to 6.9%, inflation remains muted, and consumer spending remains strong.

Although the economic fundamentals are in good shape, the fourth quarter promises to be eventful, with the outcome of U.S. elections, vaccine progress and hopes for an additional U.S. fiscal stimulus all playing a factor. The recovery has gone much better than expected so far, but with momentum now slowing and COVID-19 cases rising again, the economy will remain reliant on policy support until a medical breakthrough provides the foundation for a more self-sustaining expansion. Indeed, the market volatility of recent weeks is a timely reminder that uncertainty is likely to weigh on the market in the near term.

Markets for the most part are expecting these issues to be resolved favorably, and we tend to agree. However, short-term investment outcomes are nearly always harder to predict than long-term returns. Ultimately, we expect that political clarity, medical advancements and continued economic reopening will pave the way for a stronger and more durable economic

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

expansion, but the timing remains elusive. Flare-ups in volatility over the next few months seem inevitable as investors absorb news on the pandemic, the economy, and politics. We still expect to see plenty of investment opportunities ahead, as some uncertainties fade or market reactions create attractive entry points and highlight the value of active management. Until then, we believe we have the right portfolio positioning, which focuses on high-quality durable assets that can withstand uncertainty and minimize risk to client portfolios.

As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Funds.

Sincerely,

Garrett R. D’Alessandro

President and Chief Executive Officer
City National Rochdale Funds

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Funds do not generally accept investments by non-U.S. persons and may not be available in all states.

Bloomberg Barclays U.S. 1-5 Year Government Bond Index is an index of all investment grade bonds with maturities of more than one year and less than five years. The index is a market value weighted performance benchmark.

Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between one and five years.

S&P Municipal Yield Index is an unmanaged index which measures the performance of high-yield and investment-grade municipal bonds with weights determined by credit rating.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Intermediate U.S. Government/Credit Index consists of publicly issued, U.S. dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years. The comparative market index is not directly investable and is not adjusted to reflect expenses that the Commission requires to be reflected in the fund’s performance.

Bloomberg Barclays Intermediate-Short California Municipal Bond Index measures the performance of California municipal bonds.

Intercontinental Exchange Bank of America Merrill Lynch 0-1 Year Emerging Markets Corporate Plus Index tracks the performance of emerging markets non-sovereign debt publicly issued.

Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers.

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

investment adviser’s report (Unaudited)
September 30, 2020
Fixed Income Funds

Government Bond Fund – CNBIX

The Servicing Class Shares of the Fund, for the fiscal year ended September 30, 2020, underperformed the Bloomberg Barclays U.S. 1-5 Year Government Bond Index by 51 basis points (4.17% for the Fund versus 4.68% for the index). Calendar year to date, as of September 30, 2020, the Fund returned 3.93% versus the benchmark return of 4.33%. The Fund posted a return of 0.07% in Q3 2020, which slightly underperformed the benchmark’s 0.14% return. As of September 30, 2020, the Fund’s duration positioning was equal weight versus the benchmark and the Fund utilized agency and municipal positions in addition to yield curve trades. Government agency and municipal securities remain an effective way to enhance yield over U.S. Treasury securities while maintaining high credit quality.

CORPORATE BOND FUND – CNCIX

The Servicing Class Shares of the Fund, for the fiscal year ended September 30, 2020, underperformed the Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index by 110 basis points (4.38% for the Fund versus 5.48% for the index). Calendar year to date, as of September 30, 2020, the Fund returned 3.91% versus the benchmark return of 4.65%. The Fund posted a return of 0.52% in Q3 2020, which slightly underperformed the benchmark’s 0.55% return. As of September 30, 2020, the Fund’s portfolio is positioned with overweight duration, and the decision to increase credit quality through issuer high-grading and taxable municipal securities is complete. The strategy completed its target weight allocation (15%) to taxable municipal securities as spreads remain attractive when compared to corporate securities. This position meets two objectives, including to add hard duration as a substitute for government exposures, and to enhance risk-adjusted yield versus the U.S. corporate credit market. Going forward, we will look to tactically reduce the taxable municipal securities positions as valuations versus corporate securities revert to the mean. Intermediate investment grade credit spreads fell 16 basis points during Q3 2020. The primary driver of the spread tightening was the continued impact of the global central bank support programs, which were dominated by the Federal Reserve’s primary and secondary corporate market liquidity facilities. The continued record setting pace of new issue supply is a good sign for credit, and the Fund is participating in deals that meet our criteria. Near term, the monetary and fiscal stimulus has helped the Fund’s returns; we are considering longer term impacts, but the programs are a welcome contribution at this point of the COVID-19 outbreak. The lack of any meaningful progress on a stimulus package to aid state and local governments had a material negative impact on the Fund’s taxable municipal securities exposure in September 2020, but holdings are still performing well on a year-to-date basis.

CALIFORNIA TAX EXEMPT BOND FUND – CNTIX

The Servicing Class Shares of the Fund posted a return of 0.79% for Q3, slightly underperforming the Bloomberg Barclays Intermediate-Short California Municipal Bond Index’s return of 0.84%. Calendar year to date, as of September 30, 2020, the Fund returned 2.44% versus the benchmark return of 3.14%. For the fiscal year ended September 30, 2020, the Fund returned 2.91% underperforming its benchmark return of 3.98%. Strategically long duration, but tactically short due to weak seasonal factors. Taking advantage of taxable and national municipals to the extent possible for additive after-tax returns. Avoiding sectors and issuers abnormally impacted by the pandemic but adding credit risk at the margin that reflects an improving macroeconomic picture.

MUNICIPAL HIGH INCOME BOND FUND – CNRMX

The Servicing Class Shares of the Fund posted a return of 2.35% for Q3, which underperformed the S&P Municipal Yield Index’s return of 2.70%. Calendar year to date, as of September 30, 2020, the Fund returned -0.22% versus the benchmark return of 1.51%. For the fiscal year ended September 30, 2020, the Fund returned 0.52%, which underperformed its benchmark return of 2.56%. In the high yield municipal bond market, returns have been relatively flat after a strong second quarter. The Fund’s performance relative to its peers has been somewhat positive due to the Fund being selective in taking risks over the past year. There has been some tracking error versus the index that was caused by the Fund’s underweight allocation to tobacco settlement-backed bonds, which performed well in the third quarter. Municipal credit remains attractive with default rates remaining low. Security

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

selection is critical as we enter the end of the credit cycle. The Fund continues to be neutral in duration relative to the benchmark. We maintain a bias toward higher quality credit, and we are being very selective in the lower grade categories for the Fund. Our deal criteria remains strict for involvement in new issues. The Fund’s cash position remains sufficient for new purchases and any redemptions that might occur, and flows remain positive for the Fund. Late cycle indicators continue, and we are philosophically in favor of protecting the downside rather than squeezing the last bits of performance from an aging cycle.

INTERMEDIATE FIXED INCOME FUND – RIMCX

The Class N Shares of the Fund posted a return of 0.87% for Q3, which outperformed the Bloomberg Barclays Intermediate U.S. Government Credit Index return of 0.61%. Calendar year to date, as of September 30, 2020, the Fund returned 5.80% versus the benchmark return of 5.92%. For the fiscal year ended September 30, 2020, the Fund returned 5.95%, which underperformed the benchmark’s return of 6.32%. The drivers of the Fund’s performance during Q3 2020 included rates remaining range bound, while corporate credit spreads tightened in the aggregate. Intermediate investment grade credit spreads fell 16 basis points during the quarter. The primary driver of the spread tightening was the continued impact of the global central bank support programs, which were dominated by the Federal Reserve’s primary and secondary corporate market liquidity facilities. The continued record setting pace of new issue supply is a good sign for credit, and the Fund is participating in deals that meet our criteria. Near term, the monetary and fiscal stimulus has helped the Fund’s returns; we are considering longer term impacts, but the programs are a welcome contribution at this point of the COVID-19 outbreak. The lack of any meaningful progress on a stimulus package to aid state and local governments had a material negative impact on the Fund’s taxable municipal securities exposure in September.

FIXED INCOME OPPORTUNITIES FUND – RIMOX

The Fund posted a return of 2.73% for Q3, which outperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 0.62%. Calendar year to date, as of September 30, 2020, the Fund returned -3.18% versus the benchmark return of 6.79%. For the fiscal year ended September 30, 2020, the Fund returned -0.94%, which underperformed its benchmark return of 6.98%. Outperformance in Q3 was driven by the Fund’s U.S. high yield and structured product exposure, which continues to lead the Fund higher this year. Structured product exposure is an interesting case, as factors relating to collateralized loan obligation (“CLO”) equity payments tend to create heavy volume at quarter ends. In the third quarter, this led to a move higher as other asset classes were falling. Lower mezzanine securities (rated BBB & BB) have been in high demand and continue to look attractive versus U.S. high yield debt. Corporate credit quality of non-investment grade ex-commodity related issuers and other sectors directly impacted by COVID-19 remains stable, with a default rate below 4%, which is nearly half that of the market as a whole. Leverage metrics are not stretched relative to historic levels. We expect more defaults, but we believe the worst is behind the market. U.S. high yield supply increased and continued its robust pace in Q3. Fund flows are still heavily positive, and they remain heavily skewed towards U.S. high yield compared to U.S. loans. Emerging market high yield debt struggled over Q3 on accord of the dramatic shift in Argentinean assets and continued issues with energy credit. In Argentina, the political environment remains challenging and capital controls have been instituted despite its recent bond restructuring. We are hopeful that these issues will be resolved in the near-term, but a high level of uncertainty remains. Loans are struggling to keep pace from a return perspective in the United States and in Europe. Largely, the sector has been a disappointment this year, falling in lockstep with high yield debt, but not keeping pace during the recovery. Low yields and Federal Reserve stimulus has called into question the low interest rate exposure to the asset class. Overall, the relative attractiveness of floating rate loan exposure has diminished and fixed rate sectors have outperformed.

CNR Short Term EMERGING MARKETS Debt Fund - CNRGX

The Fund posted a return of 0.48% for Q3, which underperformed the ICE BofAML 0-1 Yr EM Corp Plus Index return of 1.38%. Calendar year to date, as of September 30, 2020, the Fund returned -4.30% versus the benchmark

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

investment adviser’s report (Unaudited)
September 30, 2020
Fixed Income Funds (continued)

return of 3.16%. For the fiscal year ended September 30, 2020, the Fund returned -1.16%, which underperformed its benchmark return of 3.70%. The Fund commenced operations in May 2019, and is invested in very high conviction, short-term emerging market bonds. The original thesis of this strategy was that the short-term nature of these investments were not held as widely due to the fact that most emerging market high yield corporate benchmarks did not have maturities of less than one year. Because of this unique aspect within emerging market fixed income, our view was that in normal market environments this would present a compelling opportunity. The emerging market debt universe continues to experience exceptionally high levels of volatility, which is partly related to the general economic slowdown across the globe. The Fund has continued to recover strongly following the large losses in March, prompted by the then exponential spread of the COVID-19 pandemic in developed economies. The Fund is now positive for the year 2020 and has moved closer to in-line with our long-term return assumptions.

This material represents the investment adviser’s assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Mutual fund investing involves risk, including loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

The California Tax Exempt Bond Fund invests primarily in California securities and may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations than a fund investing in obligations of a number of states.

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or both of two major nationally recognized statistical rating organizations (“NRSROs”). The two NRSROs currently utilized for this purpose are Standard & Poor’s (S&P) and Moody’s. When a bond is rated by S&P that rating is utilized. If it is not rated by S&P, the Moody’s rating is utilized. When a security is rated by neither, it is classified as “Not Rated”. For bonds, these credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “AA-” or “AA+” have been included in the “AA” rated category. Long term ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Duration is a measure of a bond’s sensitivity to interest rate changes. The higher the bond’s duration, the greater its sensitivity to the change.

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

fund overview (Unaudited)
September 30, 2020
City National Rochdale Government Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Government Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays U.S. 1-5 Year Government Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNBIX	4.17%	2.46%	1.57%	1.23%
Class N	CGBAX	3.90%	2.24%	1.32%	0.98%
Bloomberg Barclays U.S. 1-5 Year Government Bond Index	n/a	4.68%	3.22%	2.21%	1.72%

*	The graph is based on only Servicing Class Shares; performance for Institutional Class and Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS*
% OF PORTFOLIO
U.S. Treasury Notes, 1.875%, 08/21/24	7.5%
U.S. Treasury Notes, 2.625%, 02/28/23	4.5%
U.S. Treasury Notes, 2.625%, 12/31/25	4.5%
U.S. Treasury Notes, 1.875%, 07/31/22	4.4%
FHLB, 3.375%, 09/08/23	4.3%
U.S. Treasury Notes, 1.875%, 05/31/22	4.3%
FHLB, 3.125%, 09/09/22	4.2%
FHLMC, 2.500%, 12/15/46	4.2%
U.S. Treasury Notes, 1.625%, 08/15/22	4.0%
U.S. Treasury Notes, 2.000%, 11/30/22	3.9%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

fund overview (Unaudited)
September 30, 2020
City National Rochdale Corporate Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Corporate Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNCIX	4.38%	3.23%	2.64%	2.22%
Class N	CCBAX	4.21%	2.97%	2.39%	1.96%
Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index	n/a	5.48%	3.90%	3.18%	2.77%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS*
% OF PORTFOLIO
California State, 3.500%, 04/01/28	3.2%
Total Capital International, 2.875%, 02/17/22	3.1%
Apple, 3.450%, 05/06/24	2.8%
New York State, Urban Development, 3.100%, 03/15/24	2.8%
New York City, Transitional Finance Authority Future Tax Secured Revenue, 5.008%, 08/01/27	2.7%
Carmax Auto Owner Trust, 3.360%, 09/15/23	2.7%
City National Rochdale Fixed Income Opportunities Fund, Cl N	2.7%
JPMorgan Chase, 3.300%, 04/01/26	2.5%
UnitedHealth Group, 2.875%, 03/15/23	2.4%
Toyota Motor Credit, 2.250%, 10/18/23	2.4%

* Excludes Cash Equivalents

BOND CREDIT QUALITY
CREDIT RATINGS(1)	% OF NET ASSETS
AAA	5.4%
AA	18.4%
A	32.4%
BBB	39.0%
NR	1.8%
Registered Investment Company	2.7%

(1)

Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

fund overview (Unaudited)
September 30, 2020
City National Rochdale California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale California Tax Exempt Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays California Intermediate-Short Municipal Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNTIX	2.91%	2.49%	2.05%	2.26%
Class N	CCTEX	2.65%	2.23%	1.78%	2.00%
Bloomberg Barclays California Intermediate-Short Municipal Bond Index	n/a	3.98%	3.06%	2.50%	2.73%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

TOP TEN HOLDINGS*
% OF PORTFOLIO
University of California, Ser AT, RB Callable 11/15/20 @ 100 1.400%, 05/15/46	3.2%
San Francisco City & County, San Francisco International Airport, RB, AMT 5.000%, 05/01/27	3.2%
San Diego County, Water Authority, Ser A, RB 1.531%, 05/01/30	2.6%
Chula Vista Elementary School District, RB 1.541%, 08/01/23	2.5%
California State, Public Works Board, RB 5.000%, 09/01/25	2.3%
Santa Clara County, Financing Authority, Ser A, RB 5.000%, 05/01/29	1.7%
University of California, Ser AY, RB Callable 05/15/27 @ 100 5.000%, 05/15/28	1.6%
Long Beach, Unified School District, GO 5.000%, 08/01/26	1.6%
California State, GO 5.000%, 08/01/26	1.6%
Westlands, Water District, Ser A, RB, AGM Callable 09/01/26 @ 100 5.000%, 09/01/27	1.6%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

fund overview (Unaudited)
September 30, 2020
City National Rochdale Municipal High Income Fund

The Fund seeks to provide a high level of current income that is not subject to federal income tax.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Municipal High Income Fund, Servicing Class Shares, versus the S&P Municipal Yield Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Servicing Class*(1)^	CNRMX	0.52%	3.34%	3.77%	4.91%
Class N(1)	CNRNX	0.17%	3.08%	3.51%	4.64%
S&P Municipal Yield Index	SPMUHT	2.56%	5.88%	5.72%	6.50%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 30, 2013.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Puerto Rico, Sales Tax Financing Sales Tax Revenue, 4.784%, 07/01/58	1.2%
Puerto Rico, Sales Tax Financing Sales Tax Revenue, 4.500%, 07/01/34	1.2%
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, 5.250%, 07/01/42	0.7%
Buckeye Tobacco Settlement Financing Authority, 5.000%, 06/01/55	0.6%
Jefferson County, Sewer Revenue, 6.000%. 10/01/42	0.6%
Alachua County, Health Facilities Authority, 5.000%, 12/01/37	0.6%
Chicago, Ser A, GO, 6.000%, 01/01/38	0.6%
Puerto Rico, Sales Tax Financing Sales Tax Revenue, 5.000%, 07/01/58	0.6%
Northern Arkansas, Tobacco Securitization, 5.000%, 06/01/46	0.6%
Tuscaloosa County, Industrial Development Authority, 5.250%, 05/01/44	0.6%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

fund overview (Unaudited)
September 30, 2020
City National Rochdale Intermediate Fixed Income Fund

The Fund seeks current income and, to the extent consistent with this goal, capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Intermediate Fixed Income Fund, Class N Shares, versus the Bloomberg Barclays Intermediate U.S. Government/Credit Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N*(1)	RIMCX	5.95%	3.90%	3.17%	3.00%
Institutional Class(2)^	CNRIX	6.45%	4.41%	3.68%	3.35%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	n/a	6.32%	4.43%	3.39%	2.91%

*	The graph is based on only Class N Shares; the performance for Institutional Class Shares would be different due to differences in fee structures.
(1)

The predecessor to the City National Rochdale Intermediate Fixed Income Fund (the “Predecessor Fund”) commenced operations on December 31, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2009, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

(2)

Commenced operations on December 20, 2013. The performance results for Institutional Class Shares of the Fund for the period of October 1, 2010, to March 29, 2013, reflect the performance of the Predecessor Fund’s shares. The performance results for the Institutional Class Shares of the Fund for the period March 29, 2013, to December 19, 2013, reflect the performance of the Class N Shares.

^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000 and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

TOP TEN HOLDINGS*
% OF PORTFOLIO
California State, Various Purpose, GO, 3.500%, 04/01/28	5.5%
New York State, Urban Development, 3.270%, 03/15/28	5.2%
New York City, Transitional Finance, Authority Future Tax Secured Revenue, 3.350%, 11/01/30	4.1%
New York City, Build America Bonds, 5.424%, 03/01/25	4.0%
America Movil, 3.125%, 07/16/22	4.0%
Daimler Finance North America, 0.687, 02/12/21	3.8%
San Jose, Redevelopment Agency Successor Agency, 2.958%, 08/01/24	3.6%
New York State, 3.760%, 12/01/27	3.3%
FNMA, 2.601%, 08/01/22	3.1%
Morgan Stanley, 3.750%, 02/25/23	3.1%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

fund overview (Unaudited)
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund

The Fund seeks a high level of current income.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Fixed Income Opportunities Fund, Class N Shares, versus the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Corporate High Yield Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N(1)	RIMOX	-0.94%	1.31%	3.94%	4.38%
Credit Suisse Leveraged Loan Index	n/a	1.50%	2.99%	4.10%	4.31%
Bloomberg Barclays U.S. Aggregate Bond Index	n/a	6.98%	5.24%	4.18%	3.36%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	n/a	3.49%	4.24%	6.32%	6.25%

(1)

The predecessor to the City National Rochdale Fixed Income Opportunities Fund (the “Predecessor Fund”) commenced operations on July 1, 2009. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2010, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
iShares iBoxx High Yield Corporate Bond ETF	2.7%
Oi, 10.000%, 07/27/25	1.9%
Argentine Republic Government International Bond, 0.500%, 07/09/30	1.3%
Sri Lanka Government International Bond, 6.250%, 10/04/20	1.3%
Ukraine Government International Bond, 0.000%, 05/31/40	1.2%
Andrade Gutierrez International, 9.500%, 12/30/24	1.0%
Tullow Oil Jersey, 6.625%, 07/12/21	1.0%
YPF, 8.500%, 03/23/21	0.8%
Nile Delta Sukuk, 4.000%, 10/31/20	0.8%
Provincia de Cordoba, 7.125%, 06/10/21	0.7%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

fund overview (Unaudited)
September 30, 2020
City National Rochdale Short Term Emerging Markets Debt Fund

The Fund seeks to generate interest income and preserve capital in order to achieve positive total returns.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Short Term Emerging Markets Debt Fund, Class Y Shares, versus the Intercontinental Exchange Bank of America Merrill Lynch 0-1 Year Emerging Markets Corporate Plus Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.
AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	Inception to Date
Class Y(1)	CNRGX	-1.16%	-1.28%
Intercontinental Exchange Bank of America Merrill Lynch 0-1 Year Emerging Markets Corporate Plus Index	n/a	3.70%	3.71%

(1)	Commenced operations on May 14, 2019.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Tullow Oil Jersey, 6.625%, 07/12/21	8.8%
Telecom Argentina, 6.500%, 06/15/21	7.3%
Vedanta Resources, 8.250%, 06/07/21	6.4%
Eldorado International Finance GmbH, 8.625%, 06/16/21	5.3%
YPF, 8.500%, 03/23/21	5.1%
NagaCorp, 9.375%, 05/21/21	5.1%
Georgian Oil and Gas JSC, 6.750%, 04/26/21	5.0%
Sri Lanka Government International Bond, 6.250%, 07/27/21	5.0%
Global Prime Capital Pte, 7.250%, 04/26/21	5.0%
Lao People’s Democratic Republic International Bond, 6.875%, 06/30/21	5.0%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

investment adviser’s report (Unaudited)
September 30, 2020
Equity Funds

DIVIDEND & INCOME FUND – RIMHX

The Fund posted a return of 4.29% in Q3, which outperformed the 2.78% return of the Fund’s blended benchmark (made up of 60% Dow Jones Select Dividend Index (DJDVP), 25% BofAML Core Fixed Rate Index, and 15% MSCI U.S. REIT Index). Year to date, the Fund’s return is -12.30% versus -13.84% for its benchmark. For the fiscal year ended September 30, 2020, the Fund returned -9.80%, which outperformed its benchmark return of -11.50%. The year has been negatively affected by the COVID-19 pandemic and lockdowns, however, after a rough Q1, the Fund has steadily recovered and reduced losses by more than half. Historically, the Fund’s strategy has performed very well in down markets, providing a solid hedge with positive returns in volatile markets. We feel this can continue to be the case in more typical recessionary markets. The Fund’s current yield is approximately 4.3% (gross of fees), with forecast growth of 2-5% for next two years, which can revert to 3-7% growth with improving economic conditions.

U.S. Core Equity Fund – CNRUX

The Institutional Share Class of the Fund posted a return of 10.98% for Q3, which outperformed the S&P 500 Index return of 8.93%. Calendar year to date, as of September 30, 2020, the Fund returned 4.99%, which underperformed its benchmark return of 5.57%. For the fiscal year ended September 30, 2020, the Fund returned 12.20%, which underperformed its benchmark return of 15.15%. Our thesis for the Fund for the third quarter is “Coming Out of the Crisis Playbook.” We have lowered our GDP and earnings per share meaningfully to reflect the economic fallout from COVID-19 crisis. The Fund’s return attributable to stock selection was above the benchmark due to positive stock selection in pharmaceuticals, biotechnology and life sciences, an underweight allocation to the energy sector, and stock selection in commercial and professional services. Industry allocation detracted from the Fund’s performance due to an underweight allocation to the transportation, technology hardware and semiconductor industries. The Fund received a 5 rating from Lipper for total return, capital preservation, consistent return and tax efficiency.

This material represents the investment adviser’s assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

fund overview (Unaudited)
September 30, 2020
City National Rochdale Dividend & Income Fund

The Fund seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Dividend & Income Fund, Class N Shares, versus the S&P 500 Index and the 60/25/15 Hybrid of the following 3 Indexes: Dow Jones U.S. Select Dividend Index, BofA ML Core Fixed Rate Preferred Securities Index and MSCI U.S. REIT Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N(1)	RIMHX	-9.80%	1.14%	5.29%	7.61%
S&P 500 Index	n/a	15.15%	12.28%	14.15%	13.74%
60/25/15 Hybrid of the following 3 Indexes:	n/a	-11.50%	1.25%	6.17%	8.86%
Dow Jones U.S. Select Dividend Index	n/a	-16.18%	-0.49%	6.40%	9.87%
BofA ML Core Fixed Rate Preferred Securities Index	n/a	3.90%	5.02%	6.10%	6.29%
MSCI U.S. REIT Index	n/a	-17.76%	0.31%	3.99%	7.90%

(1)

The predecessor to the City National Rochdale Dividend & Income Fund (the “Predecessor Fund”) commenced operations on June 1, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2010, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Lockheed Martin	5.2%
Clorox	3.6%
Intel	3.4%
Verizon Communications	3.2%
Procter & Gamble	3.1%
Merck	2.7%
Duke Energy	2.7%
Qualcomm	2.6%
Prologis	2.6%
Altria Group	2.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

fund overview (Unaudited)
September 30, 2020
City National Rochdale U.S. Core Equity Fund

The Fund seeks to provide long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale U.S. Core Equity Fund, Servicing Class Shares, versus the S&P 500 Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.
The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Servicing Class*(1)^	CNRVX	11.91%	13.65%	13.76%	14.07%
Institutional Class(1)^^	CNRUX	12.20%	13.94%	14.05%	14.46%
Class N(1)	CNRWX	11.64%	13.39%	13.47%	13.79%
S&P 500 Index	n/a	15.15%	12.28%	14.15%	14.06%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 3, 2012.
^	The Fund’s Servicing Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Apple	6.4%
Microsoft	6.2%
Visa, Cl A	3.8%
Thermo Fisher Scientific	3.6%
UnitedHealth Group	3.6%
Mastercard, Cl A	3.5%
Home Depot	3.3%
Alphabet, Cl A	3.0%
Adobe	3.0%
Cintas	2.7%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

schedule of investments
September 30, 2020
City National Rochdale Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Treasury Obligations [40.8%]
U.S. Cash Management Bill
0.100%, 12/08/20(A)	$50,000	$49,991
0.110%, 12/15/20(A)	100,000	99,978
0.090%, 12/22/20(A)	100,000	99,979
0.100%, 01/05/21(A)	100,000	99,974
0.100%, 01/12/21(A)	50,000	49,985
0.100%, 01/19/21(A)	50,000	49,984
0.120%, 02/02/21(A)	50,000	49,980
U.S. Treasury Bill
0.138%, 10/06/20(A)	100,000	99,998
0.180%, 10/08/20(A)	100,000	99,997
0.138%, 10/13/20(A)	50,000	49,998
0.140%, 10/20/20(A)	50,000	49,996
0.135%, 10/22/20(A)	100,000	99,992
0.170%, 10/27/20(A)	50,000	49,994
0.160%, 11/03/20(A)	100,000	99,985
0.104%, 11/12/20(A)	100,000	99,988
0.140%, 11/17/20(A)	100,000	99,982
0.090%, 11/24/20(A)	50,000	49,993
0.108%, 11/27/20(A)	100,000	99,983
0.150%, 12/01/20(A)	50,000	49,988
0.180%, 12/03/20(A)	50,000	49,984
0.106%, 12/10/20(A)	100,000	99,979
0.168%, 12/17/20(A)	50,000	49,982
0.118%, 03/04/21(A)	50,000	49,975

Total U.S. Treasury Obligations
(Cost $1,699,685)		1,699,685

U.S. Government Agency Obligations [36.0%]
FFCB
0.180%, VAR ICE LIBOR USD 1 Month+0.035%, 01/26/21	25,000	25,000
0.221%, VAR ICE LIBOR USD 1 Month+0.070%, 06/24/21	50,000	49,997
0.170%, VAR United States Secured Overnight Financing Rate+0.090%, 07/15/21	50,000	50,000
FHLB
0.140%, VAR United States Secured Overnight Financing Rate+0.070%, 10/02/20	50,000	50,000
0.130%, 06/17/21	25,000	24,999
0.166%, VAR ICE LIBOR USD 1 Month+0.015%, 07/13/21	50,000	50,000
0.130%, VAR United States Secured Overnight Financing Rate+0.050%, 07/16/21	25,000	25,000
0.390%, VAR United States Secured Overnight Financing Rate+0.310%, 09/24/21	50,000	50,000
0.250%, VAR United States Secured Overnight Financing Rate+0.170%, 11/12/21	50,000	50,000
FHLB DN
0.394%, 01/06/17(A)	113,000	112,950
0.457%, 01/20/17(A)	36,000	35,985
0.505%, 02/24/17(A)	50,000	49,976
0.365%, 10/07/20(A)	50,000	49,999
0.116%, 10/09/20(A)	100,000	99,997
0.380%, 10/14/20(A)	75,000	74,996
0.395%, 10/21/20(A)	42,000	41,997
0.088%, 10/23/20(A)	75,000	74,996
0.111%, 11/12/20(A)	50,000	49,994
0.108%, 11/13/20(A)	50,000	49,994
0.340%, 11/25/20(A)	42,950	42,944
0.345%, 12/02/20(A)	19,350	19,346
0.105%, 03/26/21(A)	100,000	99,949
FHLMC
0.110%, VAR United States Secured Overnight Financing Rate+0.030%, 02/05/21	69,500	69,496
0.105%, VAR United States Secured Overnight Financing Rate+0.025%, 02/26/21	25,000	25,000
0.150%, VAR United States Secured Overnight Financing Rate+0.070%, 08/12/22	50,000	50,000
FNMA
0.440%, VAR United States Secured Overnight Financing Rate+0.360%, 01/20/22	50,000	50,000
0.470%, VAR United States Secured Overnight Financing Rate+0.390%, 04/15/22	50,000	50,000
0.320%, VAR United States Secured Overnight Financing Rate+0.240%, 05/05/22	25,000	25,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

schedule of investments
September 30, 2020
City National Rochdale Government Money Market Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
0.280%, VAR United States Secured Overnight Financing Rate+0.200%, 05/09/22	$50,000	$50,000

Total U.S. Government Agency Obligations
(Cost $1,497,615)		1,497,615

Short-Term Investment [2.0%]
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%**	82,695,232	82,695

Total Short-Term Investment
(Cost $82,695)		82,695

Repurchase Agreements [21.2%]
Barclays (B)
0.060%, dated 09/30/20 repurchased on 10/01/20, repurchase price $250,000,417 (collateralized by various U.S. Treasury obligations, par values ranging from $10,541,300 to $244,408,200, 1.125% - 2.500%, 3/31/2023 – 5/15/2040; with a total market value of $255,000,091)	250,000	250,000
Daiwa (B)
0.070%, dated 09/30/20 repurchased on 10/01/20, repurchase price $156,000,303 (collateralized by various U.S. Treasury obligations, par values ranging from $10,800 to $107,620,600, 0.000% - 3.000%, 12/31/2020 – 5/15/2045; with a total market value of $159,120,077)	156,000	156,000
Goldman Sachs (B)
0.030%, dated 09/30/20 repurchased on 10/01/20, repurchase price $125,000,104 (collateralized by various U.S. Government obligations, par values ranging from $12 to $50,298,000, 0.000% - 3.500%, 10/09/2020 – 6/29/2040; with a total market value of $127,500,000)	125,000	125,000

Description	Face Amount (000)	Value (000)
Wells Fargo (B)
0.070%, dated 09/30/20 repurchased on 10/01/20, repurchase price $350,000,681 (collateralized by various U.S. Government obligations, par values ranging from $1,000 to $135,253,771, 0.000% - 8.000%, 11/1/2020 – 3/20/2049; with a total market value of $357,000,913)	$350,000	$350,000

Total Repurchase Agreements
(Cost $881,000)		881,000

Total Investments [100.0%]
(Cost $4,160,995)		$4,160,995

Percentages are based on Net Assets of $4,160,807 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(B)	Tri-party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

USD — U.S. Dollar

VAR — Variable

The following is a list of the inputs used as of September 30, 2020, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$1,699,685	$—	$1,699,685
U.S. Government Agency Obligations	—	1,497,615	—	1,497,615
Short-Term Investment	82,695	—	—	82,695
Repurchase Agreements	—	881,000	—	881,000
Total Investments in Securities	$82,695	$4,078,300	$—	$4,160,995

For the year ended September 30, 2020, there have been no transfers in or out of Level 3.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

schedule of investments
September 30, 2020
City National Rochdale Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Treasury Obligations [53.8%]
U.S. Treasury Notes
2.750%, 07/31/23	$1,175	$1,261
2.750%, 08/31/23	1,255	1,350
2.625%, 02/28/23	1,700	1,802
2.625%, 12/31/25	1,600	1,794
2.250%, 04/15/22	1,500	1,549
2.000%, 11/30/22	1,500	1,560
1.875%, 05/31/22	1,665	1,713
1.875%, 07/31/22	1,700	1,754
1.875%, 08/31/24	2,805	2,988
1.750%, 02/28/22	1,500	1,534
1.625%, 08/15/22	1,550	1,594
1.625%, 04/30/23	1,225	1,272
1.500%, 01/31/22	1,325	1,349

Total U.S. Treasury Obligations
(Cost $20,674)		21,520

U.S. Government Agency Obligations [26.4%]
FFCB
0.200%, 10/02/23	1,250	1,249
FHLB
3.375%, 09/08/23	1,585	1,730
3.125%, 09/09/22	1,610	1,701
FNMA
2.625%, 09/06/24	1,400	1,529
2.500%, 02/05/24	1,445	1,553
2.125%, 04/24/26	955	1,043
1.625%, 01/07/25	1,280	1,349
1.250%, 08/17/21	400	404

Total U.S. Government Agency Obligations
(Cost $10,082)		10,558

U.S. Government Mortgage-Backed Obligations [13.2%]
FHLMC, Ser 2016-4635, Cl EG, Pool FHR 4635 EG
2.500%, 12/15/46	1,586	1,674
FNMA, Pool AL5866
2.601%, 08/01/22(A)	1,331	1,365

Description	Face Amount (000)	Value (000)
FNMA, Pool AS4877
3.000%, 04/01/30	$1,053	$1,106
FNMA, Pool FN0004
3.679%, 12/01/20(A)	1,008	1,008
FNMA ARM, Pool 766620
3.545%, VAR ICE LIBOR USD 12 Month+1.676%, 03/01/34	41	41
GNMA, Pool 329656
8.000%, 08/15/22	1	1
GNMA, Pool 497411
6.000%, 01/15/29	2	2
GNMA ARM, Pool G2 81318
2.875%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 04/20/35	62	65
GNMA ARM, Pool G2 81447
3.250%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.500%, 08/20/35	18	19

Total U.S. Government Mortgage-Backed Obligations
(Cost $5,157)		5,281

Municipal Bonds [6.0%]
Florida [0.6%]
Florida State, Board of Administration Finance, Ser A, RB
1.258%, 07/01/25	225	228

Michigan [2.5%]
Michigan State, Finance Authority, RB
Pre-Refunded @ 100
5.000%, 12/01/22(B)	930	1,025

Texas [2.9%]
Harris County, Port Authority of Houston, Ser B, GO
2.250%, 10/01/26	1,075	1,166

Total Municipal Bonds
(Cost $2,387)		2,419

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

schedule of investments
September 30, 2020
City National Rochdale Government Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment** [0.2%]
SEI Daily Income Trust Government Fund, Cl F, 0.010%	84,517	$85

Total Short-Term Investment
(Cost $85)		85

Total Investments [99.6%]
(Cost $38,385)		$39,863

Percentages are based on Net Assets of $40,036 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(B)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

ARM — Adjustable Rate Mortgage

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

RB — Revenue Bond

Ser — Series

USD — U.S. Dollar

VAR — Variable

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$21,520	$—	$21,520
U.S. Government Agency Obligations	—	10,558	—	10,558
U.S. Government Mortgage-Backed Obligations	—	5,281	—	5,281
Municipal Bonds	—	2,419	—	2,419
Short-Term Investment	85	—	—	85
Total Investments in Securities	$85	$39,778	$—	$39,863

For the year ended September 30, 2020, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 -- Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

schedule of investments
September 30, 2020
City National Rochdale Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [76.8%]
Air Transportation [2.0%]
FedEx
4.000%, 01/15/24	$2,350	$2,604

Automotive [8.0%]
American Honda Finance, MTN
1.700%, 09/09/21	2,500	2,530
Daimler Finance North America
0.687%, VAR ICE LIBOR USD 3 Month+0.430%, 02/12/21(A)	2,500	2,500
General Motors Financial
5.250%, 03/01/26	2,225	2,503
Toyota Motor Credit, MTN
2.250%, 10/18/23	3,000	3,149

Total Automotive		10,682

Banks [7.7%]
BPCE
4.000%, 04/15/24	1,800	1,994
Cooperatieve Rabobank UA, MTN
2.500%, 01/19/21	2,500	2,517
National Australia Bank
4.375%, 12/10/20(A)	751	757
Standard Chartered
3.950%, 01/11/23(A)	2,250	2,337
Wells Fargo, MTN
3.300%, 09/09/24	2,500	2,723

Total Banks		10,328

Broadcasting & Cable [1.2%]
Comcast
3.700%, 04/15/24	1,500	1,657

Chemicals [3.8%]
Dow Chemical
3.500%, 10/01/24	2,250	2,466
DuPont de Nemours
2.169%, 05/01/23	2,525	2,551

Total Chemicals		5,017

Computer System Design & Services [2.8%]
Apple
3.450%, 05/06/24	3,450	3,803

Electric Utilities [2.7%]
Duke Energy
3.150%, 08/15/27	2,000	2,208
Exelon
2.450%, 04/15/21	1,445	1,457

Total Electric Utilities		3,665

Fiduciary Banks [0.4%]
State Street
2.825%, VAR United States Secured Overnight Financing Rate+2.690%, 03/30/23(A)	500	517

Food, Beverage & Tobacco [3.2%]
General Mills
2.600%, 10/12/22	2,450	2,550
Keurig Dr Pepper
3.200%, 11/15/21	1,750	1,790

Total Food, Beverage & Tobacco		4,340

Industrials [1.2%]
Penske Truck Leasing LP
3.450%, 07/01/24(A)	1,500	1,624

Investment Bank/Broker-Dealer [1.5%]
Jefferies Group
5.125%, 01/20/23	1,800	1,962

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

schedule of investments
September 30, 2020
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Medical Labs and Testing Srv [2.1%]
Laboratory Corp of America Holdings
3.600%, 02/01/25	$2,500	$2,776

Medical Products & Services [2.1%]
Gilead Sciences
3.700%, 04/01/24	2,500	2,746

Medical-HMO [2.4%]
UnitedHealth Group
2.875%, 03/15/23	3,000	3,178

Petroleum & Fuel Products [8.1%]
Energy Transfer Operating
5.200%, 02/01/22	2,000	2,072
Shell International Finance BV
3.400%, 08/12/23	2,500	2,704
Sunoco Logistics Partners Operations
4.650%, 02/15/22	1,800	1,867
Total Capital International
2.875%, 02/17/22	4,000	4,135

Total Petroleum & Fuel Products		10,778

Pharmacy Services [1.4%]
CVS Health
3.350%, 03/09/21	1,875	1,899

Real Estate Investment Trusts [2.1%]
Prologis
3.750%, 11/01/25	2,500	2,853

Security Brokers & Dealers [22.2%]
Banco Santander
2.746%, 05/28/25	2,600	2,727
Bank of America, MTN
3.500%, 04/19/26	2,400	2,689
Bank of Nova Scotia
2.450%, 03/22/21	1,230	1,242
Citigroup
1.676%, VAR ICE LIBOR USD 3 Month+1.430%, 09/01/23	3,000	3,050
Credit Suisse Group
3.574%, 01/09/23(A)	2,500	2,586
Goldman Sachs Group
3.000%, 04/26/22	2,500	2,536
JPMorgan Chase
3.300%, 04/01/26	3,000	3,325
Mitsubishi UFJ Financial Group
3.218%, 03/07/22	2,765	2,869
Mizuho Financial Group
1.130%, VAR ICE LIBOR USD 3 Month+0.880%, 09/11/22	2,600	2,625
Morgan Stanley, MTN
3.750%, 02/25/23	2,000	2,147
Natwest Group
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/24	1,250	1,347
Sumitomo Mitsui Financial Group
2.846%, 01/11/22	2,500	2,573

Total Security Brokers & Dealers		29,716

Telephones & Telecommunications [1.9%]
Verizon Communications
3.500%, 11/01/24	2,300	2,539

Total Corporate Bonds
(Cost $99,501)		102,684

Municipal Bonds [15.7%]
California [4.7%]
California Municipal Finance Authority, RB
2.072%, 12/01/27	300	315
California State, GO
2.650%, 04/01/26	160	175
California State, Various Purpose, GO
3.500%, 04/01/28	3,700	4,292
University of California, Ser AX, GO
Callable 04/01/25 @ 100
3.063%, 07/01/25	1,400	1,547

Total California		6,329

New York [11.0%]
New York City, Build America Bonds, GO
5.424%, 03/01/25	2,500	2,969
New York City, Transitional Finance Authority Future Tax Secured Revenue, RB
2.880%, 11/01/26	2,000	2,217

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

schedule of investments
September 30, 2020
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser, RB,
5.008%, 08/01/27	$3,000	$3,645
New York State, Urban Development, RB
3.100%, 03/15/24	3,500	3,764
New York State, Urban Development, Ser D-2, RB
Callable 09/15/27 @ 100
3.320%, 03/15/29	1,850	2,027

Total New York		14,622

Total Municipal Bonds
(Cost $19,002)		20,951

Asset-Backed Security [2.7%]
Carmax Auto Owner Trust, Ser 2018-4, Cl A3
3.360%, 09/15/23	3,500	3,589

Total Asset-Backed Security
(Cost $3,500)		3,589

Affiliated Registered Investment Company [2.7%]
City National Rochdale Fixed Income Opportunities Fund, Cl N‡	157,077	3,545

Total Affiliated Registered Investment Company
(Cost $4,000)		3,545

Closed-End Fund [0.1%]
Stone Ridge Reinsurance Risk Premium Interval Fund	4,302	176

Total Closed-End Fund
(Cost $209)		176

Short-Term Investment** [1.6%]
SEI Daily Income Trust Government Fund, Cl F, 0.010%	2,193,132	2,193

Total Short-Term Investment
(Cost $2,193)		2,193

Total Investments [99.6%]
(Cost $128,405)		$133,138

Percentages are based on Net Assets of $133,654 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Investment in Affiliate.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $10,321 (000), representing 7.7% of the net assets of the Fund.

Cl — Class

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$102,684	$—	$102,684
Municipal Bonds	—	20,951	—	20,951
Asset-Backed Security	—	3,589	—	3,589
Affiliated Registered Investment Company	3,545	—	—	3,545
Closed-End Fund	176	—	—	176
Short-Term Investment	2,193	—	—	2,193
Total Investments in Securities	$5,914	$127,224	$—	$133,138

For the year ended September 30, 2020, there have been no transfers in to or out of Level 3.

The following is a summary of the transactions with affiliates for the year ended September 30, 2020 (000):

City National Rochdale Fixed Income Opportunities Fund, Class N (000)
Beginning, Market Value balance as of 10/1/19	$3,804
Purchases at Cost	—
Proceeds from Sales	—
Realized Gain (Loss)	—
Unrealized Gain (Loss)	(259)
Ending, Market Value balance as of 9/30/20	$3,545
Dividend Income	$212

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

schedule of investments
September 30, 2020
City National Rochdale Corporate Bond Fund (concluded)

City National Rochdale Fixed Income Opportunities Fund, Class N (Shares)
Beginning balance as of 9/30/19	157,077
Purchases	—
Sales	—
Ending balance as of 9/30/20	157,077

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

schedule of investments
September 30, 2020
City National Rochdale California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [97.7%]
California [96.5%]
Anaheim Housing & Public Improvements Authority, Ser B, RB
Callable 04/01/23 @ 100
5.000%, 10/01/27	$220	$245
Bay Area, Water Supply & Conservation Agency, Ser A, RB
Callable 04/01/23 @ 100
5.000%, 10/01/23	600	672
Brea, Redevelopment Agency Successor, Redevelopment Project, TA
Callable 08/01/23 @ 100
5.000%, 08/01/25	500	563
California State University, Ser B, RB
1.766%, 11/01/25	1,000	1,045
California State, Department of Water Resources, RB
0.920%, 12/01/26	500	502
California State, Department of Water Resources, Ser A, RB
Callable 12/01/27 @ 100
5.000%, 12/01/29	500	652
California State, GO
5.250%, 09/01/22	1,085	1,191
California State, GO
5.000%, 12/01/21	1,000	1,057
California State, GO
5.000%, 10/01/22	1,000	1,096
California State, GO
Callable 11/02/20 @ 100
5.000%, 11/01/22	1,025	1,029
California State, GO
5.000%, 11/01/24	1,000	1,190
California State, GO
5.000%, 08/01/26	1,000	1,259
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/26	1,000	1,145
California State, GO
Callable 11/01/23 @ 100
5.000%, 11/01/27	500	571
California State, GO
4.000%, 04/01/23	1,000	1,095
California State, Health Facilities Financing Authority, RB
5.000%, 10/01/39(A)	1,000	1,215
California State, Health Facilities Financing Authority, Ser A, RB
Callable 11/15/22 @ 100
5.000%, 11/15/25	665	725
California State, Health Facilities Financing Authority, Ser A, RB
Callable 07/01/23 @ 100
5.000%, 07/01/28	1,000	1,112
California State, Health Facilities Financing Authority, Ser A-2, RB
Pre-Refunded @ 100
5.250%, 11/15/21(B)	1,000	1,057
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser D, RB
5.000%, 07/01/43(A)	1,075	1,077
California State, Infrastructure & Economic Development Bank, Ser B, RB
5.000%, 07/01/23	1,150	1,251
California State, Municipal Finance Authority, RB
5.000%, 06/01/23	200	224
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
5.000%, 09/01/22	1,000	1,092

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

schedule of investments
September 30, 2020
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Public Works Board, Judicial Council, Ser B, RB
5.000%, 10/01/23	$475	$542
California State, Public Works Board, RB
5.000%, 09/01/25	1,500	1,834
California State, Public Works Board, Ser B, RB
5.000%, 10/01/25	225	276
California State, Public Works Board, Ser C, RB
Callable 03/01/27 @ 100
5.000%, 03/01/28	500	632
California State, Public Works Board, Ser S, RB
Callable 04/01/27 @ 100
5.000%, 04/01/28	800	1,014
California State, Statewide Communities Development Authority, Cottage Health System, RB
Pre-Refunded @ 100
5.000%, 11/01/24(B)	350	417
California State, University Systemwide Revenue, Ser A, RB
5.000%, 11/01/24	900	1,074
California State, University Systemwide Revenue, Ser A, RB
Callable 05/01/26 @ 100
5.000%, 11/01/27	240	300
California State, University Systemwide Revenue, Ser B-1, RB
Callable 05/01/26 @ 100
1.600%, 11/01/47(A)	1,000	1,037
Chula Vista Elementary School District, RB
1.541%, 08/01/23(C)	2,000	1,982
Chula Vista, Police Facility Project, COP
5.000%, 10/01/21	360	377
Contra Costa, Transportation Authority, Ser A, RB
5.000%, 03/01/27	420	533
East Bay, Municipal Utility District, Water System Revenue, Ser A, RB
Callable 06/01/25 @ 100
5.000%, 06/01/29	850	1,030
El Dorado Irrigation District, Ser A, RB
Callable 03/01/30 @ 100
5.000%, 03/01/32	200	270
Fremont, Public Financing Authority, RB
5.000%, 10/01/25	1,000	1,233
Gilroy, Public Facilities Financing Authority, RB
5.000%, 11/01/21	940	988
Golden State Tobacco Securitization, Ser A, RB
5.000%, 06/01/21	1,050	1,084
Jurupa, Unified School District, GO, AGM
5.000%, 08/01/22	1,000	1,084
Long Beach, Harbor Revenue, Ser A, RB
5.000%, 12/15/20	1,170	1,182
Long Beach, Harbor Revenue, Ser A, RB, AMT
5.000%, 05/15/27	500	623
Long Beach, Unified School District, GO
5.000%, 08/01/26	1,000	1,272
Los Angeles County, Disney Parking Hall Project, COP
5.000%, 09/01/22	500	544
Los Angeles County, Metropolitan Transportation Authority, Ser A, RB
Callable 07/01/25 @ 100
5.000%, 07/01/26	500	610
Los Angeles County, Public Works Financing Authority, Ser E-2, RB
4.000%, 12/01/28	500	618
Los Angeles Department of Airports, Ser B, RB
5.000%, 05/15/25	1,000	1,203
Los Angeles, Department of Airports, Ser C, RB
5.000%, 05/15/25	640	765
Los Angeles, Department of Airports, Sub-Ser, RB, AMT
Callable 05/15/26 @ 100
5.000%, 05/15/29	400	477
Los Angeles, Department of Water & Power, Power System Project, Ser C, RB
5.000%, 07/01/23	500	566

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

schedule of investments
September 30, 2020
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles, Department of Water & Power, Sub-Ser A-3, RB
Callable 11/02/20 @ 100
0.060%, 07/01/35(A)	$700	$700
Los Angeles, Sanitation Districts Financing Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/28	500	614
Los Angeles, Ser A, GO, ETM
5.000%, 09/01/21	270	282
Orange County, Airport Revenue, Ser A, RB
5.000%, 07/01/23	310	348
Orange County, Airport Revenue, Ser B, RB
5.000%, 07/01/22	500	537
Orange County, Redevelopment Agency Successor Agency, TA, AGM
5.000%, 09/01/23	320	362
Redding, Electric System Revenue, RB
5.000%, 06/01/24	600	706
Redding, Electric System Revenue, RB
5.000%, 06/01/25	250	305
Riverside County, Infrastructure Financing Authority, Ser A, RB
Callable 11/01/26 @ 100
4.000%, 11/01/29	500	582
Riverside County, Transportation Commission, Ser A, RB
Pre-Refunded @ 100
5.250%, 06/01/23(B)	500	568
Riverside, Electric System Revenue, Ser A, RB
5.000%, 10/01/23	1,000	1,145
Riverside, Public Financing Authority, Ser A, RB
5.000%, 11/01/21	1,100	1,158
San Diego County, Water Authority, Ser A, RB
1.531%, 05/01/30	2,000	2,026
San Diego, Association of Governments South Bay Expressway Revenue, Ser A, RB
Callable 07/01/27 @ 100
5.000%, 07/01/28	350	425
San Francisco City & County Airport Comm-San Francisco International Airport, RB, AMT
Callable 05/01/23 @ 100
5.250%, 05/01/33	500	550
San Francisco City & County Airport Comm-San Francisco International Airport, Ser E, RB, AMT
Callable 05/01/29 @ 100
5.000%, 05/01/34	330	406
San Francisco City & County, Airport Commission, Ser D, RB, AMT
5.000%, 05/01/21	1,000	1,023
San Francisco City & County, Public Utilities Commission, Water Revenue, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/27	1,000	1,229
San Francisco City & County, Public Utilities Commission, Water Revenue, Ser A, RB
Callable 11/01/24 @ 100
5.000%, 11/01/28	500	593
San Francisco City & County, San Francisco International Airport, RB, AMT
5.000%, 05/01/27	2,000	2,477
San Joaquin Hills, Transportation Corridor Agency, Ser Senior Lien, RB, ETM
1.264%, 01/01/26(C)	400	389
San Jose, International Airport, Ser A, RB, AMT
5.000%, 03/01/24	500	570
San Mateo County, Joint Powers Financing Authority, Maple Street Correctional Center, RB
Callable 06/15/24 @ 100
5.000%, 06/15/26	1,035	1,211
San Pablo County, Redevelopment Agency, Ser A, TA, AGM
5.000%, 06/15/21	480	495
Santa Clara County, Financing Authority, Ser A, RB
5.000%, 05/01/29	1,000	1,350

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

schedule of investments
September 30, 2020
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Santa Clara County, Financing Authority, Ser A, RB
Callable 04/01/28 @ 100
4.000%, 04/01/34	$1,000	$1,194
Santa Clara Valley, Transportation Authority, Ser B, RB
5.000%, 06/01/26	200	252
Silicon Valley, Ser A, RB
Callable 09/01/23 @ 100
3.000%, 03/01/24	1,000	1,072
Tahoe-Truckee, Unified School District, Ser B, GO
Callable 08/01/26 @ 100
5.000%, 08/01/27	200	253
Tahoe-Truckee, Unified School District, Ser B, GO
Callable 08/01/26 @ 100
5.000%, 08/01/28	200	249
Tustin, Unified School District, SPL Tax, BAM
5.000%, 09/01/24	525	617
University of California, Regents of the University of California Medical Center Pooled Revenue, Ser J, RB
Pre-Refunded @ 100
5.000%, 05/15/23(B)	495	556
University of California, Regents of the University of California Medical Center Pooled Revenue, Ser J, RB
Callable 05/15/23 @ 100
5.000%, 05/15/26	110	123
University of California, Revenues Limited Project, Ser E, RB
Callable 11/02/20 @ 100
5.000%, 05/15/22	500	502
University of California, Ser AJ, RB
3.639%, 05/15/23	455	493
University of California, Ser AT, RB
Callable 11/15/20 @ 100
1.400%, 05/15/46(A)	2,500	2,504
University of California, Ser AY, RB
Callable 05/15/27 @ 100
5.000%, 05/15/28	1,000	1,289
University of California, Ser G, RB
Pre-Refunded @ 100
5.000%, 05/15/22(B)	230	248

Description	Face Amount (000)/Shares	Value (000)
University of California, Ser G, RB
Callable 05/15/22 @ 100
5.000%, 05/15/26	$270	$291
Westlands, Water District, Ser A, RB, AGM
Callable 09/01/26 @ 100
5.000%, 09/01/27	1,000	1,259

Total California		75,585

Florida [0.6%]
Florida State, Board of Administration Finance, Ser A, RB
1.705%, 07/01/27	500	507

Texas [0.6%]
Bexar County, Ser B, GO
5.000%, 06/15/28	350	451

Total Municipal Bonds
(Cost $73,250)		76,543

Short-Term Investment** [0.8%]
SEI Daily Income Trust Government Fund, Cl F, 0.010%	616,707	617

Total Short-Term Investment
(Cost $617)		617

Total Investments [98.5%]
(Cost $73,867)		$77,160

Percentages are based on Net Assets of $78,352 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(C)	Zero coupon security. The rate reported is the effective yield at time of purchase.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

schedule of investments
September 30, 2020
City National Rochdale California Tax Exempt Bond Fund (concluded)

AGM — Assured Guarantee Municipal

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

ETM — Escrowed to Maturity

GO — General Obligation

RB — Revenue Bond

Ser — Series

SPL Tax — Special Tax

TA — Tax Allocation

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$76,543	$—	$76,543
Short-Term Investment	617	—	—	617
Total Investments in Securities	$617	$76,543	$—	$77,160

For the year ended September 30, 2020, there have been no transfers in or out of Level 3.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 -- Significant Accounting

Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [92.6%]
Alabama [1.7%]
Alabama State, Southeast Gas Supply District, Ser A, RB
Callable 03/01/24 @ 100
4.000%, 06/01/49(A)	$5,000	$5,537
Jefferson County, Sewer Revenue, Ser D, RB
Callable 10/01/23 @ 105
6.000%, 10/01/42	9,000	10,453
Jefferson County, Sewer Revenue, Sub-Ser, RB
Callable 10/01/23 @ 105
0.836%, 7.750%, 10/01/23, 10/01/46(B)	2,500	2,470
Tuscaloosa County, Industrial Development Authority, Ser A, RB
Callable 05/01/29 @ 100
5.250%, 05/01/44(C)	8,500	9,375

Total Alabama		27,835

Alaska [0.6%]
Northern Arkansas, Tobacco Securitization, Ser A, RB
Callable 10/19/20 @ 100
5.000%, 06/01/46	9,500	9,547

Arizona [0.9%]
Arizona State, Industrial Development Authority, RB
Callable 07/01/29 @ 100
5.000%, 01/01/54	375	320
Arizona State, Industrial Development Authority, Ser A, RB
Callable 07/15/28 @ 100
4.000%, 07/15/30(C)	625	647
Arizona State, Industrial Development Authority, Ser A, RB
Callable 07/15/28 @ 100
4.000%, 07/15/40(C)	925	904
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.250%, 11/15/46	1,000	961
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.250%, 11/15/51	1,850	1,760
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.000%, 11/15/36	600	586
Phoenix, Industrial Development Authority, Legacy Traditional School Projects, RB
5.750%, 07/01/24(C)	1,150	1,235
Phoenix, Industrial Development Authority, Legacy Traditional School Projects, RB
Callable 07/01/25 @ 100
5.000%, 07/01/45(C)	3,300	3,434
Pima County, Industrial Development Authority, Noah Webster School Project, RB
Callable 12/15/23 @ 100
7.000%, 12/15/43	1,500	1,648
Tempe, Industrial Development Authority, Mirrabella at ASU Project, Ser A, RB
Callable 10/01/27 @ 100
6.125%, 10/01/52(C)	1,200	1,232

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Yavapai County, Industrial Development Authority, Ser A, RB
Callable 03/01/25 @ 100
5.000%, 09/01/34(C)	$2,015	$2,093

Total Arizona		14,820

Arkansas [0.5%]
Arkansas State, Development Finance Authority, RB, AMT
Callable 09/01/26 @ 103
4.500%, 09/01/49(C)	8,500	8,585

California [6.3%]
California County, Tobacco Securitization Agency, Ser A, RB
Callable 06/01/30 @ 100
4.000%, 06/01/49	1,000	1,114
California County, Tobacco Securitization Agency, Sub-Ser A, RB
Callable 10/19/20 @ 19
7.200%, 06/01/46(D)	10,000	1,937
California State, Community Housing Agency, Ser A, RB
Callable 04/01/29 @ 100
5.000%, 04/01/49(C)	2,500	2,769
California State, Community Housing Agency, Ser A, RB
Callable 08/01/30 @ 100
5.000%, 08/01/50(C)	3,500	3,926
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/31	1,500	1,709
California State, Health Facilities Financing Authority, Ser A, RB
Callable 11/15/27 @ 100
4.000%, 11/15/40	5,000	5,704
California State, Municipal Finance Authority, California Baptist University, Ser A, RB
Callable 11/01/25 @ 100
5.500%, 11/01/45(C)	4,000	4,217
California State, Municipal Finance Authority, RB
Callable 06/01/27 @ 100
5.000%, 06/01/43	6,620	7,762
California State, Municipal Finance Authority, Ser A, RB
Callable 11/01/26 @ 100
5.250%, 11/01/36	255	294
California State, Municipal Finance Authority, Ser A, RB
Callable 11/01/26 @ 100
5.000%, 11/01/47	1,005	1,113
California State, Pollution Control Financing Authority, Calplant I Project, RB, AMT
Callable 07/01/27 @ 100
8.000%, 07/01/39(C) (E)	5,000	3,262
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
Callable 09/01/24 @ 100
5.000%, 09/01/31	5,000	5,843
California State, Public Works Board, Various Capital Projects, Ser A, RB
Callable 04/01/22 @ 100
5.000%, 04/01/37	1,000	1,062
California State, School Finance Authority, KIPP LA Project, Ser A, RB
Callable 07/01/27 @ 100
5.000%, 07/01/47(C)	500	571
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
6.000%, 10/01/49	1,120	1,213
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.875%, 10/01/44	1,000	1,079
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.625%, 10/01/34	575	619
California State, Statewide Communities Development Authority, RB
Callable 06/01/25 @ 100
7.000%, 06/01/45(E)	3,155	126

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Statewide Communities Development Authority, RB
Callable 06/01/28 @ 100
5.250%, 12/01/43(C)	$500	$565
California State, Statewide Communities Development Authority, RB
Callable 12/01/24 @ 100
5.250%, 12/01/44	5,380	5,796
California State, Statewide Communities Development Authority, RB
Callable 06/01/28 @ 100
5.250%, 12/01/48(C)	2,000	2,237
California State, Statewide Communities Development Authority, Ser A, RB
Callable 06/01/26 @ 100
5.250%, 12/01/56(C)	1,500	1,623
California State, Statewide Financing Authority, Ser C, RB
Callable 10/19/20 @ 9
15.080%, 06/01/55(D)	50,000	3,586
Central Basin, Municipal Water District, Ser A, RB
Callable 08/01/28 @ 100
5.000%, 08/01/44	2,000	2,073
Folsom Ranch, Financing Authority, SPL Tax
Callable 09/01/27 @ 100
5.000%, 09/01/37	1,435	1,657
Folsom Ranch, Financing Authority, SPL Tax
Callable 09/01/27 @ 100
5.000%, 09/01/47	2,000	2,263
Golden State, Tobacco Securitization, Ser A-1, RB
Callable 06/01/22 @ 100
5.000%, 06/01/47	2,000	2,062
Golden State, Tobacco Securitization, Ser A-1, RB
Callable 06/01/22 @ 100
3.500%, 06/01/36	8,895	9,017
Inland Empire, Tobacco Securitization Authority, RB
Callable 10/19/20 @ 36
9.116%, 06/01/36(D)	12,500	4,504
Natomas Unified School District, Ser A, GO, AGM
Callable 08/01/26 @ 100
2.250%, 08/01/46	3,575	3,452
Orange County, Community Facilities District, SPL Tax
Callable 08/15/28 @ 100
5.000%, 08/15/47	1,000	1,151
Oroville City, RB
Callable 04/01/29 @ 100
5.250%, 04/01/39	750	820
Oroville City, RB
Callable 04/01/29 @ 100
5.250%, 04/01/49	3,000	3,228
Palomar Community College District, GO
Callable 08/01/40 @ 100
0.799%, 6.375%, 08/01/40, 08/01/45(B)	6,000	6,329
Palomar Pomerado, Health Care District, COP
Pre-Refunded @ 100
6.000%, 11/01/20(F)	3,920	3,939
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.500%, 12/01/41	1,000	1,049
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.000%, 12/01/26	1,000	1,055
San Mateo, Community Facilities District, Community Facilities District No. 2008-1-Bay, SPL Tax
Callable 09/01/22 @ 100
5.500%, 09/01/44	1,000	1,056
University of California, Ser BE, RB
Callable 05/15/30 @ 100
4.000%, 05/15/40	2,500	2,979

Total California		104,761

Colorado [8.4%]
9th Avenue Metropolitan District No. 2, GO
Callable 12/01/23 @ 103
5.000%, 12/01/48	1,000	1,036
Amber Creek, Metropolitan District, Ser A, GO
Callable 12/01/22 @ 103
5.125%, 12/01/47	1,065	1,078

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Amber Creek, Metropolitan District, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/37	$750	$764
Arkansas State, River Power Authority, Colorado Improvement Project, RB
Callable 11/02/20 @ 100
6.125%, 10/01/40	2,500	2,508
Base Village Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 103
5.750%, 12/01/46	3,055	3,163
Belleview Station Metropolitan District No. 2, GO
Callable 12/01/21 @ 103
5.125%, 12/01/46	3,375	3,426
Belleview Station Metropolitan District No. 2, GO
Callable 12/01/21 @ 103
5.000%, 12/01/36	1,500	1,527
Big Dry Creek Metropolitan District, Ser A, GO
Callable 12/01/22 @ 103
5.750%, 12/01/47	2,910	3,044
Brighton Crossing Metropolitan District No. 4, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/37	525	546
Brighton Crossing Metropolitan District No. 4, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/47	1,720	1,764
Broadway Park North Metropolitan District No. 2, GO
Callable 12/01/25 @ 103
5.000%, 12/01/40(C)	1,100	1,137
Broadway Park North Metropolitan District No. 2, GO
Callable 12/01/25 @ 103
5.000%, 12/01/49(C)	1,265	1,294
Broadway Station Metropolitan District No. 2, Ser A, GO
Callable 06/01/24 @ 103
5.125%, 12/01/48	1,500	1,556
Broadway Station Metropolitan District No. 2, Ser A, GO
Callable 06/01/24 @ 103
5.000%, 12/01/35	730	767
Buffalo Highlands Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.375%, 12/01/48	1,775	1,820
Canyons Metropolitan District No. 5, Ser A, GO
Callable 12/01/22 @ 103
6.125%, 12/01/47	1,000	1,045
Canyons Metropolitan District No. 5, Ser A, GO
Callable 12/01/22 @ 103
6.000%, 12/01/37	2,000	2,088
Castle Oaks, Metropolitan District No. 3, GO
Pre-Refunded @ 100
6.250%, 12/01/20(F)	2,860	2,974
Castle Oaks, Metropolitan District No. 3, GO
Pre-Refunded @ 100
5.500%, 12/01/20(F)	2,345	2,434
City & County of Denver Colorado, RB, AMT
Callable 10/01/23 @ 100
5.000%, 10/01/32	2,000	2,010
Clear Creek Station, Metropolitan District No. 2, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/47	1,000	1,019
Colorado State, Educational & Cultural Facilities Authority, Aspen Ridge School Project, RB
Callable 07/01/25 @ 100
5.250%, 07/01/46(C)	1,930	1,970
Colorado State, Educational & Cultural Facilities Authority, Aspen Ridge School Project, RB
Callable 07/01/25 @ 100
5.000%, 07/01/36(C)	915	934
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.250%, 04/01/45(C)	2,655	2,697
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.125%, 04/01/35(C)	1,515	1,553

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Colorado State, Health Facilities Authority, Common Spirit Health, Ser A, RB
Callable 08/01/29 @ 100
4.000%, 08/01/49	$8,120	$8,880
Colorado State, High Performance Transportation Enterprise, U.S. 36 & I-25 Managed Lanes Project, RB, AMT
Callable 01/01/23 @ 100
5.750%, 01/01/44	2,000	2,137
Constitution Heights Metropolitan District, GO
Callable 06/01/25 @ 103
5.000%, 12/01/49	1,260	1,308
Cottonwood Highlands Metropolitan District No. 1, Ser A, GO
Callable 06/01/24 @ 103
5.000%, 12/01/49	1,400	1,423
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/27 @ 100
4.000%, 12/01/35(C)	1,835	1,979
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/27 @ 100
4.000%, 12/01/36(C)	2,305	2,477
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/29 @ 100
4.000%, 12/01/38	1,250	1,357
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/29 @ 100
4.000%, 12/01/39	1,000	1,082
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/29 @ 100
4.000%, 12/01/40	750	809
Denver, International Business Center Metropolitan District No. 1, Sub-Ser B, GO
Callable 06/01/24 @ 103
6.000%, 12/01/48	2,290	2,376
Denver, International Business Center, RB
4.000%, 12/01/48	350	355
Denver, Regional Transportation District, Denver Transportation Partners Project, RB
Callable 11/02/20 @ 100
6.000%, 01/15/41	1,000	1,002
Erie Highlands, Metropolitan District No. 1, GO
Callable 12/01/20 @ 103
5.750%, 12/01/45	2,000	2,049
Erie Highlands, Metropolitan District No. 2, Ser A, GO
Callable 12/01/23 @ 103
5.250%, 12/01/48	5,725	5,842
First Creek Village Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 12/01/39	595	636
First Creek Village Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 08/01/49	1,085	1,143
First Creek Village Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
3.000%, 12/01/29	524	535
Flatiron Meadows, Metropolitan District, GO
Callable 12/01/21 @ 103
5.125%, 12/01/46	2,000	2,032
Great Western Park, Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 100
5.000%, 12/01/46	1,825	1,847
Green Gables, Metropolitan District No. 1, Ser A, GO
Pre-Refunded @ 100
5.300%, 12/01/21(F)	2,500	2,625
Green Valley Ranch East Metropolitan District No. 6, Ser A, GO
Callable 09/01/25 @ 103
5.875%, 12/01/50	1,195	1,237
Jefferson Center, Metropolitan District No. 1, Ser A-2, RB
Callable 12/01/23 @ 103
4.375%, 12/01/47	750	764
Jefferson Center, Metropolitan District No. 1, Ser A-2, RB
Callable 12/01/23 @ 103
4.125%, 12/01/40	575	584

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Karl’s Farm Metropolitan District No. 2, Ser A, GO
Callable 09/01/25 @ 103
5.625%, 12/01/50(C)	$1,900	$1,942
Karl’s Farm Metropolitan District No. 2, Ser A, GO
Callable 09/01/25 @ 103
5.375%, 12/01/40(C)	645	660
Lewis Pointe, Metropolitan District, Ser A, GO
Callable 12/01/20 @ 100
6.000%, 12/01/44	2,590	2,594
Leyden Rock Metropolitan District No. 10, Ser A, GO
Callable 12/01/21 @ 103
5.000%, 12/01/45	2,500	2,568
Leyden Rock Metropolitan District No. 10, Ser A, GO
Callable 12/01/21 @ 103
4.375%, 12/01/33	1,500	1,535
Meadowlark Metropolitan District, Ser A-SENIOR-LIMITED, GO
Callable 09/01/25 @ 103
5.125%, 12/01/50	750	756
Mirabelle Metropolitan District No. 2, Ser A, GO
Callable 03/01/25 @ 103
5.000%, 12/01/49	1,950	1,970
North Holly, Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.500%, 12/01/48	1,755	1,809
Overlook Metropolitan District, GO
Callable 12/01/21 @ 103
5.500%, 12/01/46	1,230	1,256
Serenity Ridge, Metropolitan District No. 2, Ser A, GO
Callable 12/01/23 @ 103
5.125%, 12/01/37	550	570
Serenity Ridge, Metropolitan District No. 2, Ser A, GO
Callable 12/01/23 @ 103
5.125%, 12/01/43	1,000	1,026
Sierra Ridge, Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 103
5.500%, 12/01/46	1,500	1,548
Solaris, Metropolitan District No. 3, Ser A, GO
5.000%, 12/01/36	700	722
Solaris, Metropolitan District No. 3, Ser A, GO
Callable 12/01/21 @ 103
5.000%, 12/01/46	2,530	2,595
Southglenn, Metropolitan District, GO
Callable 12/01/21 @ 103
5.000%, 12/01/46	3,675	3,727
Southglenn, Metropolitan District, GO
Callable 12/01/21 @ 103
3.500%, 12/01/26	1,750	1,730
Southlands, Metropolitan District No. 1, Ser A-1, GO
Callable 12/01/27 @ 100
5.000%, 12/01/37	500	535
Southlands, Metropolitan District No. 1, Ser A-1, GO
Callable 12/01/27 @ 100
5.000%, 12/01/47	3,000	3,158
Stone Creek Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.625%, 12/01/47	2,000	2,079
Trails at Crowfoot Metropolitan District No. 3, Ser ES, GO
Callable 09/01/24 @ 103
5.000%, 12/01/49	3,620	3,660
Village at Dry Creek Metropolitan District No. 2, GO
Callable 09/01/24 @ 103
4.375%, 12/01/44	1,870	1,798
Villas Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.125%, 12/01/48	1,250	1,276
Water Valley, Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	545	570
Water Valley, Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.000%, 12/01/35	100	104
Water Valley, Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	375	370
Water Valley, Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	1,045	1,096

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Water Valley, Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	$250	$244
Westcreek Metropolitan District No. 2, Ser A, GO
Callable 06/01/24 @ 103
5.375%, 12/01/48	1,300	1,338
Whispering Pines Metropolitan District No. 1, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/37	1,685	1,738
Whispering Pines Metropolitan District No. 1, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/47	2,500	2,545
Wild Plum Metropolitan District, Ser A, GO
Callable 12/01/24 @ 103
5.000%, 12/01/49	595	626
Willow Bend Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 12/01/39	600	618
Willow Bend Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 12/01/49	1,000	1,021
Wyndham Hill Metropolitan District No. 2, Ser A, GO, BAM
Callable 12/01/28 @ 100
4.000%, 12/01/49	1,500	1,666

Total Colorado		140,083

Connecticut [0.7%]
Connecticut State, Health & Educational Facilities Authority, Ser A, RB
Callable 01/01/26 @ 102
5.000%, 01/01/45(C)	500	530
Connecticut State, Health & Educational Facilities Authority, Ser A, RB
Callable 01/01/26 @ 102
5.000%, 01/01/55(C)	750	789
Connecticut State, Health & Educational Facilities Authority, Ser R, RB
Callable 07/01/27 @ 100
4.000%, 07/01/47	5,755	6,212
Tender Option Bond Trust Receipts, Ser 2016-XM0449, RB
Callable 06/01/26 @ 100
13.600%, 12/01/45(A) (C) (G)	3,335	4,940

Total Connecticut		12,471

Delaware [0.1%]
Delaware State, Economic Development Authority, Indian River Power Project, RB
Callable 11/02/20 @ 100
5.375%, 10/01/45	2,000	2,005

District of Columbia [0.9%]
District of Columbia, RB
Callable 07/01/29 @ 100
4.000%, 07/01/39	730	790
District of Columbia, RB
Callable 07/01/29 @ 100
4.000%, 07/01/49	2,000	2,124
Metropolitan Washington, Airports Authority Dulles Toll Road Revenue, Sub-Ser, RB
Callable 10/01/29 @ 100
5.000%, 10/01/47	1,540	1,834
Metropolitan Washington, Airports Authority Dulles Toll Road Revenue, Sub-Ser, RB
Callable 10/01/29 @ 100
4.000%, 10/01/36	2,060	2,324
Metropolitan Washington, Airports Authority Dulles Toll Road Revenue, Sub-Ser, RB
Callable 10/01/29 @ 100
4.000%, 10/01/44	4,965	5,471
Metropolitan Washington, Airports Authority, Dulles Toll Road Revenue, Ser B, RB
Callable 10/01/28 @ 100
6.500%, 10/01/44	2,000	2,577

Total District of Columbia		15,120

Florida [7.7%]
Alachua County, Health Facilities Authority, RB
Callable 11/15/24 @ 100
6.375%, 11/15/49	5,190	5,145

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Alachua County, Health Facilities Authority, RB
Callable 12/01/29 @ 100
5.000%, 12/01/37	$8,095	$10,098
Capital Trust Agency, RB
Callable 01/01/29 @ 100
5.375%, 07/01/54(C)	1,500	1,567
Capital Trust Agency, RB
Callable 01/01/29 @ 100
5.125%, 07/01/39(C)	1,500	1,572
Capital Trust Agency, RB
Callable 06/15/26 @ 100
5.000%, 06/15/39(C)	3,610	3,817
Capital Trust Agency, RB
Callable 07/01/30 @ 100
5.000%, 01/01/55(C)	3,000	3,004
Florida State, Capital Trust Agency, Silver Creek St. Augustine, RB
Callable 11/02/20 @ 100
7.000%, 01/01/35(A) (E)	815	815
Florida State, Capital Trust Agency, Silver Creek St. Augustine, RB
Callable 11/02/20 @ 100
5.750%, 01/01/50(E)	945	945
Florida State, Capital Trust Agency, Silver Creek St. Augustine, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/44(E)	3,390	1,831
Florida State, Capital Trust Agency, Silver Creek St. Augustine, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/49(E)	1,000	540
Florida State, Department of Transportation Turnpike System Revenue, Ser B, RB
Callable 07/01/29 @ 100
3.000%, 07/01/36	6,310	7,001
Florida State, Department of Transportation Turnpike System Revenue, Ser B, RB
Callable 07/01/29 @ 100
3.000%, 07/01/37	6,050	6,687
Florida State, Development Finance, RB
Callable 09/15/27 @ 100
5.000%, 09/15/40(C)	1,045	1,114
Florida State, Development Finance, RB
Callable 09/15/27 @ 100
5.000%, 09/15/50(C)	1,950	2,064
Florida State, Development Finance, RB, AMT
Callable 11/02/20 @ 105
6.500%, 01/01/49(A) (C)	9,500	8,218
Florida State, Development Finance, RB, AMT
Callable 05/01/22 @ 105
5.000%, 05/01/29(C)	3,500	3,739
Florida State, Development Finance, Renaissance Charter School Project, RB
Callable 06/15/25 @ 100
6.125%, 06/15/46(C)	4,930	5,453
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/22 @ 100
6.125%, 06/15/43(C)	1,000	1,035
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.125%, 06/15/44	3,000	3,214
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.000%, 06/15/34	2,110	2,278
Fort Pierce Florida, RB
5.000%, 09/01/30	215	275
Jacksonville, Educational Facilities Revenue, Jacksonville University Project, Ser B, RB
Callable 06/01/28 @ 100
5.000%, 06/01/53(C)	1,000	974
Lakewood Ranch, Stewardship District, SAB
Callable 05/01/27 @ 100
5.250%, 05/01/37	1,815	1,983
Miami-Dade County, Educational Facilities Authority, Ser A, RB
Callable 04/01/28 @ 100
4.000%, 04/01/53	1,500	1,608

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Miami-Dade County, Industrial Development Authority, Pinecrest Academy Project, RB
Callable 09/15/24 @ 100
5.250%, 09/15/44	$4,550	$4,851
Miami-Dade County, Industrial Development Authority, Youth CO-OP Charter Schools Project, Ser A, RB
Callable 09/15/25 @ 100
5.750%, 09/15/35(C)	1,605	1,689
Miami-Dade County, Water & Sewer System Revenue, Ser B, RB
Callable 10/01/29 @ 100
4.000%, 10/01/49	5,000	5,798
Mid-Bay, Bridge Authority, Ser A, RB
Pre-Refunded @ 100
7.250%, 10/01/21(F)	5,200	5,563
Mid-Bay, Bridge Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/29	1,660	1,914
Mid-Bay, Bridge Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	5,000	5,650
Osceola County, Finance Authority, Poinciana Parkway Project, Ser A, RB
Pre-Refunded @ 100
5.375%, 10/01/24(F)	5,000	6,014
Osceola County, Transportation Revenue, Ser A-1, RB
Callable 10/01/29 @ 100
5.000%, 10/01/44	250	302
Osceola County, Transportation Revenue, Ser A-1, RB
Callable 10/01/29 @ 100
5.000%, 10/01/49	500	601
Osceola County, Transportation Revenue, Ser A-1, RB
Callable 10/01/29 @ 100
4.000%, 10/01/54	800	881
Palm Beach County, Health Facilities Authority, RB
Callable 06/01/25 @ 103
5.000%, 06/01/55	1,750	1,807
Palm Beach County, Health Facilities Authority, Ser B, RB
Callable 11/15/27 @ 103
5.000%, 11/15/42	500	590
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.500%, 06/01/49	2,000	2,189
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.250%, 06/01/34	500	547
Village Community Development District No. 10, Village Community Development District No. 10, SAB
Callable 05/01/23 @ 100
6.000%, 05/01/44	845	928
Village Community Development District No. 12, SAB
Callable 05/01/28 @ 100
4.250%, 05/01/43(C)	2,485	2,663
Village Community Development District No. 12, SAB
Callable 05/01/28 @ 100
4.000%, 05/01/33(C)	1,485	1,598
Village Community Development District No. 12, Village Community Development District No. 12, SAB
Callable 05/01/26 @ 100
3.875%, 05/01/47	2,910	3,006
Village Community Development District No. 8, SAB, AGM
Callable 05/01/30 @ 100
4.500%, 05/01/39	2,475	2,847
Village Community Development District No. 8, SAB, AGM
Callable 05/01/30 @ 100
4.500%, 05/01/40	2,525	2,896

Total Florida		127,311

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Georgia [1.8%]
Atlanta, Airport Passenger Facility Charge, Sub-Ser, RB, AMT
Callable 07/01/29 @ 100
4.000%, 07/01/38	$2,560	$2,909
Atlanta, Department of Aviation, Ser A, RB
Callable 01/01/24 @ 100
5.000%, 01/01/31	2,500	2,818
Atlanta, Department of Aviation, Ser B, RB, AMT
Callable 07/01/29 @ 100
4.000%, 07/01/49	3,885	4,310
Burke County, Development Authority, RB
2.925%, 11/01/53(A)	5,000	5,337
Gainesville & Hall County, Development Authority, Riverside Military Academy, RB
Callable 03/01/27 @ 100
5.000%, 03/01/47	4,000	3,560
Main Street Natural Gas, Ser A, RB
Callable 05/15/29 @ 100
5.000%, 05/15/43	600	706
Main Street Natural Gas, Ser A, RB
5.000%, 05/15/49	6,000	8,553
Rockdale County, Development Authority, Pratt Paper Project, RB, AMT
Callable 01/01/28 @ 100
4.000%, 01/01/38(C)	1,000	1,079
Savannah, Economic Development Authority, Marshes Skidaway Island Project, RB
Callable 01/01/24 @ 100
7.250%, 01/01/49	810	882

Total Georgia		30,154

Illinois [9.2%]
Aurora, Tax Increase Revenue, Ser A, RB
5.000%, 12/30/27	900	915
Bridgeview Village, Ser A, GO
Callable 12/01/25 @ 100
5.750%, 12/01/35	2,000	1,984
Bridgeview Village, Ser A, GO
Callable 06/01/24 @ 100
5.500%, 12/01/43	4,880	4,643
Chicago, Board of Education, Ser A, GO
Callable 12/01/28 @ 100
5.000%, 12/01/34	1,000	1,095
Chicago, Board of Education, Ser A, GO
Callable 12/01/28 @ 100
5.000%, 12/01/35	1,250	1,363
Chicago, Board of Education, Ser B, GO
Callable 12/01/27 @ 100
7.000%, 12/01/42(C)	5,000	6,208
Chicago, Board of Education, Ser D, GO
Callable 12/01/28 @ 100
5.000%, 12/01/46	2,000	2,130
Chicago, Board of Education, Ser G, GO
Callable 12/01/27 @ 100
5.000%, 12/01/34	2,000	2,183
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/24 @ 100
5.000%, 01/01/35	3,000	3,320
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/23 @ 100
5.000%, 01/01/35	2,000	2,151
Chicago, Ser A, GO
Callable 01/01/27 @ 100
6.000%, 01/01/38	9,000	9,829
Chicago, Ser A, GO
Callable 01/01/29 @ 100
5.500%, 01/01/35	5,000	5,468
Chicago, Ser A, GO
5.000%, 01/01/27	1,750	1,882
Chicago, Ser A, GO
Callable 01/01/24 @ 100
5.000%, 01/01/30	1,000	1,032
Chicago, Ser A, GO
Callable 01/01/29 @ 100
5.000%, 01/01/40	1,500	1,537
Chicago, Ser C, GO
5.000%, 01/01/26	2,000	2,139
County of Cook Illinois, Ser A, GO
Callable 11/15/26 @ 100
5.000%, 11/15/31	2,400	2,846

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 39

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Illinois State, Finance Authority, Admiral at Lake Project, RB
Callable 05/15/24 @ 103
5.500%, 05/15/54	$2,000	$1,795
Illinois State, Finance Authority, Admiral at Lake Project, RB
Callable 05/15/24 @ 103
5.250%, 05/15/42	1,000	899
Illinois State, Finance Authority, Columbia College Chicago, Ser S, RB
Callable 12/01/25 @ 100
4.125%, 12/01/30	1,505	1,579
Illinois State, Finance Authority, Presence Health Network, Ser C, RB
Callable 02/15/27 @ 100
5.000%, 02/15/36	4,535	5,450
Illinois State, Finance Authority, Presence Health Network, Ser C, RB
Callable 02/15/27 @ 100
5.000%, 02/15/41	1,000	1,184
Illinois State, Finance Authority, RB
Callable 09/01/29 @ 100
5.000%, 09/01/38	250	275
Illinois State, Finance Authority, RB
Callable 09/01/29 @ 100
5.000%, 09/01/40	250	273
Illinois State, Finance Authority, RB
Callable 12/01/29 @ 100
5.000%, 12/01/49	5,595	6,132
Illinois State, Finance Authority, RB
Callable 05/15/26 @ 100
5.000%, 05/15/50(A)	1,200	1,459
Illinois State, Finance Authority, RB
Callable 09/01/29 @ 100
4.000%, 09/01/37	350	357
Illinois State, Finance Authority, RB
Callable 09/01/29 @ 100
4.000%, 09/01/41	500	504
Illinois State, Finance Authority, RB
Callable 10/01/30 @ 100
4.000%, 10/01/50	3,130	3,359
Illinois State, Finance Authority, RB
Callable 10/01/30 @ 100
4.000%, 10/01/55	4,500	4,810
Illinois State, Finance Authority, Ser A, RB
Callable 11/01/26 @ 103
5.000%, 11/01/49	2,000	2,081
Illinois State, Finance Authority, Ser B-1, RB
Callable 05/15/24 @ 100
5.000%, 05/15/50(A)	1,500	1,727
Illinois State, Finance Authority, Wesleyan University, RB
Callable 09/01/26 @ 100
4.000%, 09/01/41	6,640	6,973
Illinois State, GO
Callable 05/01/24 @ 100
5.000%, 05/01/27	6,500	6,872
Illinois State, GO
Callable 05/01/24 @ 100
5.000%, 05/01/31	5,000	5,198
Illinois State, GO
Callable 05/01/24 @ 100
5.000%, 05/01/35	5,000	5,132
Illinois State, Housing Development Authority, Stonebridge Gurnee Project, Ser A, RB
Callable 01/01/26 @ 100
5.600%, 01/01/56(C)	5,200	5,098
Illinois State, Ser A, GO
5.000%, 10/01/23	4,000	4,239
Illinois State, Ser B, GO
5.000%, 10/01/23	2,000	2,120
Illinois State, Ser D, GO
3.250%, 11/01/26	8,175	8,051
Milton Grove, Tax Increment Revenue, RB
Callable 01/01/26 @ 100
5.000%, 01/01/39	2,000	1,905
Milton Grove, Tax Increment Revenue, RB
Callable 01/01/26 @ 100
4.250%, 01/01/29	880	851
Romeoville Village, Lewis University, Ser B, RB
Callable 04/01/25 @ 100
4.125%, 10/01/41	1,250	1,289

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Romeoville Village, Lewis University, Ser B, RB
Callable 04/01/25 @ 100
4.125%, 10/01/46	$1,500	$1,539
Sales Tax Securitization, RB
Callable 01/01/28 @ 100
5.000%, 01/01/30	1,000	1,200
Sales Tax Securitization, Ser A, RB
Callable 01/01/28 @ 100
5.000%, 01/01/31	1,000	1,192
Sales Tax Securitization, Ser A, RB
Callable 01/01/28 @ 100
5.000%, 01/01/32	1,000	1,186
Southern Illinois University, Ser B, RB
Callable 10/01/22 @ 100
5.000%, 04/01/26	2,105	2,177
Southwestern Illinois, Development Authority, Collinsville Project, RB
Callable 11/02/20 @ 100
5.350%, 03/01/31	75	50
University of Illinois, Ser B, COP
Callable 10/01/26 @ 100
5.000%, 10/01/27	1,500	1,816
Upper Illinois, River Valley Development Authority, RB
Callable 12/01/28 @ 100
5.000%, 12/01/43	2,000	2,305
Village of Bolingbrook, Special Service Area No. 1, SPL Tax
Callable 03/01/28 @ 100
5.250%, 03/01/41	3,500	3,478
Village of Gilberts, RB
Callable 10/19/20 @ 100
5.000%, 11/15/34	3,109	3,070
Village of Hodgkins, Redevelopment Project Area #4, TA
Callable 01/01/27 @ 100
5.625%, 01/01/37	5,190	5,162

Total Illinois		153,512

Indiana [1.1%]
Allen County, Storypoint Fort Wayne Project, RB
Callable 01/15/24 @ 104
6.875%, 01/15/52(C)	1,265	1,246
Anderson Indiana, RB
Callable 01/01/27 @ 102
5.375%, 01/01/40	2,745	2,775
Anderson Indiana, RB
5.000%, 01/01/25	250	250
Anderson Indiana, RB
4.180%, 01/01/23	850	849
Carmel, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.125%, 11/15/47(E)	995	10
Carmel, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.000%, 11/15/32(E)	547	5
Chesterton, Storypoint Chesterton Project, RB
Callable 01/15/24 @ 104
6.375%, 01/15/51(C)	2,100	2,068
Indiana State, Finance Authority, Republic Services Project, RB, AMT
0.280%, 05/01/34(A)	2,250	2,252
Indianapolis, Ritter Affordable Assisted Living Project, RB
Callable 12/01/22 @ 102
6.900%, 12/01/33	4,000	3,738
Lafayette City, Finance Authority, Glasswater Creek Project, RB
Callable 07/01/26 @ 101
5.800%, 01/01/37	3,310	3,412
Terre Haute, Westminster Village Project, RB
Callable 08/01/22 @ 100
6.000%, 08/01/39	2,355	2,403

Total Indiana		19,008

Iowa [0.5%]
Iowa State, Finance Authority, Child Serve Project, Ser B, RB
Callable 06/01/25 @ 100
5.000%, 06/01/36	2,000	2,032
Iowa State, Finance Authority, RB
Callable 12/01/20 @ 103
3.125%, 12/01/22	620	628
Iowa State, Finance Authority, Ser A, RB
Callable 05/15/27 @ 100
5.000%, 05/15/43	2,000	2,125

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Iowa State, Tobacco Settlement Authority, Ser C, RB
Callable 11/02/20 @ 100
5.625%, 06/01/46	$1,665	$1,689
Iowa State, Tobacco Settlement Authority, Ser C, RB
Callable 11/02/20 @ 100
5.500%, 06/01/42	1,180	1,197

Total Iowa		7,671

Kansas [0.9%]
Kansas State, Development Finance Authority, Village Shalom Project, Ser A, RB
Callable 11/15/23 @ 104
5.500%, 11/15/38	500	504
Kansas State, Development Finance Authority, Village Shalom Project, Ser A, RB
Callable 11/15/23 @ 104
5.250%, 11/15/53	4,190	3,881
University of Kansas, Hospital Authority, Ser A, RB
Callable 03/01/27 @ 100
4.000%, 03/01/42	5,000	5,579
Wichita City, Masonic Home, Ser II-A, RB
Callable 12/01/26 @ 100
5.375%, 12/01/46	1,500	1,460
Wichita City, Masonic Home, Ser II-A, RB
Callable 12/01/26 @ 100
5.250%, 12/01/36	500	498
Wyandotte County, Kansas City Unified Government, RB
Callable 09/01/25 @ 100
5.750%, 09/01/32	4,080	3,696

Total Kansas		15,618

Kentucky [1.5%]
County of Trimble Kentucky, RB, AMT
1.300%, 09/01/44(A)	1,000	997
Kentucky State, Economic Development Finance Authority, Masonic Home Independent Living, RB
Callable 05/15/26 @ 100
5.000%, 05/15/46	4,500	4,386
Kentucky State, Economic Development Finance Authority, Republic Services, Inc. Project, Ser 2010A, RB, AMT
0.280%, 04/01/31(A)	2,750	2,752
Kentucky State, Economic Development Finance Authority, Ser A-, RB
Callable 08/01/29 @ 100
5.000%, 08/01/44	1,000	1,196
Kentucky State, Public Energy Authority, Ser B, RB
Callable 10/01/24 @ 100
4.000%, 01/01/49(A)	2,500	2,802
Kentucky State, Public Transportation Infrastructure Authority, Downtown Crossing Project, RB
Callable 07/01/23 @ 100
5.750%, 07/01/49	5,650	6,142
Kentucky State, Public Transportation Infrastructure Authority, Ser C, RB
Callable 11/01/27 @ 100
4.000%, 02/01/50(A)	5,000	5,875

Total Kentucky		24,150

Louisiana [1.2%]
Juban Crossing, Economic Development District, General Infrastructure Project, Ser C, RB
Callable 03/15/25 @ 100
7.000%, 09/15/44(C)	5,665	4,889
Louisiana State, Public Facilities Authority, Loyola University Project, RB
Callable 10/01/21 @ 100
5.000%, 10/01/41	5,000	5,058
Louisiana State, Public Facilities Authority, Pellets Project, RB, AMT
Callable 07/01/23 @ 100
10.500%, 07/01/39(E)	1,435	—
Louisiana State, Public Facilities Authority, Pellets Project, RB, AMT
7.000%, 07/01/24(C) (E)	1,319	—

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Louisiana State, Public Facilities Authority, Pellets Project, Ser A, RB, AMT
Callable 07/01/24 @ 100
8.375%, 07/01/39(E)	$3,474	$—
Parish of State James Louisiana, NuStar Logistics, RB
6.100%, 06/01/38(A) (C)	1,750	2,067
Parish of State John the Baptist Louisiana, RB
2.375%, 06/01/37(A)	4,000	4,051
Parish of State John the Baptist Louisiana, RB
2.100%, 06/01/37(A)	3,770	3,790

Total Louisiana		19,855

Maine [0.1%]
Maine State, Financing Authority, Casella Waste Systems Project, RB, AMT
4.375%, 08/01/35(A) (C)	1,000	1,081

Maryland [1.3%]
Baltimore, Harbor Point Project, RB
Callable 06/01/26 @ 100
5.000%, 06/01/36	1,000	1,034
Baltimore, RB
Callable 06/01/29 @ 100
3.625%, 06/01/46(C)	1,370	1,256
Baltimore, RB
Callable 06/01/29 @ 100
3.500%, 06/01/39(C)	650	608
Baltimore, Sub-Ser B, RB
Callable 06/01/23 @ 100
3.875%, 06/01/46(C)	350	324
Baltimore, Sub-Ser B, RB
Callable 06/01/23 @ 100
3.700%, 06/01/39(C)	200	188
Brunswick, RB
Callable 01/01/29 @ 100
5.000%, 07/01/36	1,550	1,630
Brunswick, RB
Callable 01/01/29 @ 100
4.000%, 07/01/29	950	969
Frederick County, RB
Callable 07/01/29 @ 100
3.750%, 07/01/39	1,410	1,316
Frederick County, RB
3.250%, 07/01/29	890	871
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
6.100%, 02/15/44	1,425	1,358
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
5.800%, 02/15/34	725	703
Howard County, Downtown Columbia Project, Ser A, TA
Callable 02/15/26 @ 100
4.500%, 02/15/47(C)	1,250	1,261
Howard County, Downtown Columbia Project, Ser A, TA
Callable 02/15/26 @ 100
4.375%, 02/15/39(C)	1,000	1,011
Prince George’s County, RB
Callable 07/01/28 @ 100
5.250%, 07/01/48(C)	2,000	2,107
Prince George’s County, RB
Callable 07/01/28 @ 100
5.125%, 07/01/39(C)	1,000	1,054
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.250%, 07/01/44	3,780	4,088
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.125%, 07/01/39	750	811
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.000%, 07/01/34	1,205	1,305

Total Maryland		21,894

Massachusetts [0.8%]
Massachusetts State, Development Finance Agency, Emmanuel College, Ser A, RB
Callable 10/01/26 @ 100
5.000%, 10/01/36	2,305	2,588
Massachusetts State, Development Finance Agency, Emmanuel College, Ser A, RB
Callable 10/01/26 @ 100
4.000%, 10/01/46	4,120	4,259

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 43

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Massachusetts State, Development Finance Agency, Ser A, RB
Callable 10/01/26 @ 100
5.000%, 10/01/43	$2,000	$2,213
Massachusetts State, Development Finance Agency, Ser A, RB
Callable 01/01/29 @ 100
5.000%, 07/01/44	500	573
Massachusetts State, Development Finance Agency, Ser S, RB
Callable 07/15/30 @ 100
5.000%, 07/15/46(C)	750	855
Massachusetts State, Development Finance Agency, Western New England University, RB
Callable 09/01/28 @ 100
5.000%, 09/01/43	2,000	2,259

Total Massachusetts		12,747

Michigan [1.5%]
Detroit City, GO
Callable 04/01/28 @ 100
5.000%, 04/01/38	625	650
Kalamazoo Economic Development, RB
Callable 05/15/27 @ 103
5.000%, 05/15/55	3,750	3,925
Michigan State, Finance Authority, Hospital Presbyterian Village, RB
Callable 11/15/25 @ 100
5.250%, 11/15/35	2,340	2,447
Michigan State, Finance Authority, Old Redford School Project, Ser A, RB
Callable 12/01/20 @ 100
6.500%, 12/01/40	3,745	3,750
Michigan State, Finance Authority, Ser A, RB
Callable 11/02/29 @ 100
5.000%, 11/15/48	6,800	8,291
Michigan State, Public Educational Facilities Authority, Old Redford Project, Ser A, RB
Callable 11/02/20 @ 100
5.875%, 12/01/30	2,000	2,001
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB
Callable 10/19/20 @ 100
5.125%, 06/01/22	2,055	2,057
Michigan State, Tobacco Settlement Finance Authority, Turbo Project, Ser A, RB
Callable 10/19/20 @ 100
6.875%, 06/01/42	2,000	2,011

Total Michigan		25,132

Minnesota [0.8%]
Anoka, Housing Revenue Authority, Homestead Project, RB
Callable 11/01/24 @ 103
4.750%, 11/01/35	3,000	3,148
Bethel, Senior Housing Revenue, Lodge at Lakes at Stillwater Project, RB
Callable 06/01/23 @ 102
5.250%, 06/01/58	2,840	2,876
Bethel, Senior Housing Revenue, RB
Callable 05/01/24 @ 102
4.500%, 05/01/49	1,355	1,358
Minneapolis State, Riverton Community Housing Project, RB
Callable 08/01/24 @ 102
5.000%, 08/01/53(C)	500	504
Minneapolis State, Riverton Community Housing Project, RB
Callable 08/01/24 @ 102
4.750%, 08/01/43(C)	1,600	1,574
Rochester, RB
Callable 05/15/28 @ 100
4.000%, 11/15/48	2,000	2,236
West Saint Paul, Walker Westwood Ridge Camp, RB
Callable 11/01/25 @ 100
5.000%, 11/01/49	1,150	1,146

Total Minnesota		12,842

Missouri [2.0%]
Blue Springs, Improvement Adams Farm Project, TA
Callable 06/01/24 @ 100
5.250%, 06/01/39	3,400	3,267

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 44

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
4.000%, 03/01/42	$1,000	$945
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
3.625%, 03/01/33	500	476
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
3.000%, 03/01/26	500	489
Kansas City, Industrial Development Authority, Ser A, RB
Callable 04/01/26 @ 100
5.000%, 04/01/36(C)	2,000	2,004
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, RB
Callable 05/15/27 @ 100
5.250%, 05/15/37	2,000	2,136
Lees Summit Industrial Development Authority, RB
Callable 08/15/25 @ 103
5.000%, 08/15/42	2,400	2,463
Lees Summit, Industrial Development Authority, John Knox Village, Ser A, RB
Callable 08/15/24 @ 102
5.000%, 08/15/46	2,000	2,031
Lees Summit, Industrial Development Authority, John Knox Village, Ser A, RB
Callable 08/15/24 @ 102
5.000%, 08/15/51	500	507
Maryland Heights Missouri, GO
Callable 11/01/29 @ 100
4.125%, 11/01/38	1,950	1,950
Poplar Bluff, Ser A, TA
Callable 11/01/23 @ 100
5.125%, 11/01/35(C)	5,000	4,839
St. Louis County, Industrial Development Authority, Manchester Ballas Community, RB
Callable 09/01/24 @ 100
5.250%, 09/01/45(C)	3,000	2,887
St. Louis County, Industrial Development Authority, Manchester Ballas Community, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(C)	2,000	1,943
St. Louis County, Industrial Development Authority, RB
Callable 09/01/25 @ 103
5.250%, 09/01/53	2,000	2,133
St. Louis, Industrial Development Authority, Ballpark Village Development Project, RB
Callable 11/15/26 @ 100
4.375%, 11/15/35	2,250	1,961
St. Louis, Industrial Development Authority, Ballpark Village Development Project, RB
Callable 11/15/26 @ 100
3.875%, 11/15/29	1,315	1,209
St. Louis, Industrial Development Authority, Innovation District Project, TA
Callable 05/15/24 @ 100
4.375%, 05/15/36	2,500	2,425

Total Missouri		33,665

Nebraska [0.8%]
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.250%, 09/01/37	1,000	1,079
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.000%, 09/01/42	5,500	5,906
Central Plains Energy Project, Ser A, RB
5.000%, 09/01/42	5,000	6,890

Total Nebraska		13,875

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Nevada [0.8%]
Clark County, Department of Aviation, Sub-Ser A-2, RB
Callable 07/01/24 @ 100
5.000%, 07/01/35	$3,000	$3,388
Las Vegas, Finance Authority, RB
Callable 06/15/21 @ 100
4.375%, 06/15/35(C)	3,500	3,423
Las Vegas, Special Improvement District No. 812, SAB
Callable 12/01/25 @ 100
5.000%, 12/01/35	980	1,036
Las Vegas, Special Improvement District No. 814, GO
Callable 06/01/29 @ 100
4.000%, 06/01/44	750	756
Las Vegas, Special Improvement District No. 815, GO
Callable 12/01/30 @ 100
4.750%, 12/01/40	750	793
Nevada State, Department of Business & Industry, Green-Fulcrum Sierra Biofuels, RB, AMT
Callable 12/15/27 @ 100
6.250%, 12/15/37(C)	100	97
Nevada State, Department of Business & Industry, Sumerset Academy, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/35(C)	1,595	1,655
Nevada State, Department of Business & Industry, Sumerset Academy, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/48(C)	1,000	1,020
Sparks Nevada, Ser A, RB
2.750%, 06/15/28(C)	1,000	980
Sparks Nevada, Ser A, RB
2.500%, 06/15/24(C)	900	894

Total Nevada		14,042

New Hampshire [0.2%]
New Hampshire, Business Finance Authority, Ser A, RB
Callable 07/01/25 @ 103
5.750%, 07/01/54(C)	1,250	1,285
New Hampshire, Business Finance Authority, Ser A, RB
Callable 07/01/25 @ 103
5.625%, 07/01/46(C)	500	513
New Hampshire, Business Finance Authority, Ser A, RB
Callable 07/01/25 @ 100
3.625%, 07/01/43(A) (C)	1,000	989
New Hampshire, Business Finance Authority, Ser B, RB, AMT
Callable 07/01/25 @ 100
3.750%, 07/01/45(A) (C)	1,000	989

Total New Hampshire		3,776

New Jersey [2.2%]
New Jersey State, Economic Development Authority, Port Newark Container, RB, AMT
Callable 10/01/27 @ 100
5.000%, 10/01/47	6,000	6,492
New Jersey State, Economic Development Authority, RB
Callable 11/01/29 @ 100
4.000%, 11/01/37	1,100	1,167
New Jersey State, Economic Development Authority, RB, AMT
Callable 03/05/24 @ 101
5.625%, 11/15/30	1,000	1,037
New Jersey State, Economic Development Authority, Ser A, RB
Callable 12/15/27 @ 100
5.000%, 06/15/42	1,155	1,283
New Jersey State, Economic Development Authority, Ser A, RB
Callable 12/15/27 @ 100
5.000%, 06/15/47	1,230	1,355
New Jersey State, Economic Development Authority, Ser EEE, RB
Callable 12/15/28 @ 100
5.000%, 06/15/43	1,000	1,114
New Jersey State, Transportation Trust Fund Authority, Ser AA, RB
Callable 06/15/25 @ 100
5.250%, 06/15/41	5,245	5,751
New Jersey State, Transportation Trust Fund Authority, Ser BB, RB
Callable 12/15/28 @ 100
4.000%, 06/15/37	3,500	3,703

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New Jersey State, Transportation Trust Fund Authority, Ser BB, RB
Callable 12/15/28 @ 100
4.000%, 06/15/50	$8,500	$8,745
New Jersey State, Transportation Trust Fund Authority, Ser S, RB
Callable 12/15/28 @ 100
5.000%, 06/15/46	1,000	1,108
New Jersey State, Transportation Trust Fund Authority, Ser S, RB
Callable 12/15/28 @ 100
4.500%, 06/15/49	4,015	4,277

Total New Jersey		36,032

New Mexico [0.8%]
Farmington New Mexico, RB
1.150%, 06/01/40(A)	3,500	3,520
Farmington New Mexico, RB
1.100%, 06/01/40(A)	3,000	3,014
Lower Petroglyphs, Public Improvement District, RB
Callable 10/01/27 @ 100
5.000%, 10/01/33	500	529
Lower Petroglyphs, Public Improvement District, RB
Callable 10/01/27 @ 100
5.000%, 10/01/38	500	523
Lower Petroglyphs, Public Improvement District, RB
Callable 10/01/27 @ 100
5.000%, 10/01/48	1,750	1,819
New Mexico State, Hospital Equipment Loan Council, RB
Callable 07/01/22 @ 100
5.500%, 07/01/42	3,110	3,280

Total New Mexico		12,685

New York [5.7%]
Jefferson County, Civic Facility Development, RB
Callable 11/01/27 @ 100
4.000%, 11/01/47	4,875	4,790
Metropolitan Washington, Transportation Authority, Ser C-1, RB
Callable 05/15/30 @ 100
5.000%, 11/15/50	1,750	1,855
Metropolitan Washington, Transportation Authority, Ser C-1, RB
Callable 05/15/30 @ 100
4.750%, 11/15/45	2,000	2,082
Metropolitan Washington, Transportation Authority, Ser D-1, RB
5.000%, 09/01/22	3,000	3,100
Monroe County Industrial Development, RB
Callable 06/01/28 @ 100
5.000%, 06/01/50(C)	1,100	1,262
Nassau County, Industrial Development Agency, Amsterdam at Harborside, Ser A, RB
Callable 01/01/25 @ 101
6.700%, 01/01/49	4,789	3,548
Nassau County, Industrial Development Agency, Amsterdam at Harborside, Ser C, RB
Callable 11/02/20 @ 100
2.000%, 01/01/49	1,914	191
Nassau County, Tobacco Settlement, RB
Callable 10/19/20 @ 100
5.125%, 06/01/46	1,345	1,345
New York Counties, Tobacco Trust IV, Ser A, RB
Callable 10/19/20 @ 100
5.000%, 06/01/45	5,800	5,858
New York State Environmental Facilities, RB
Callable 06/02/25 @ 100
2.750%, 09/01/50(A)	750	756
New York State, Liberty Development, Bank of America Tower, RB
Callable 03/15/29 @ 100
2.800%, 09/15/69	1,000	967
New York State, Liberty Development, World Trade Center, RB
Callable 11/15/24 @ 100
5.000%, 11/15/44(C)	5,000	5,126
New York State, Thruway Authority, Sub-Ser B, RB
Callable 01/01/30 @ 100
4.000%, 01/01/50	5,000	5,615

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New York State, Transportation Development, LaGuardia Airport Terminal B, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/41	$1,500	$1,609
New York State, Transportation Development, RB, AMT
Callable 08/01/30 @ 100
5.250%, 08/01/31	2,000	2,063
New York State, Transportation Development, RB, AMT
5.000%, 01/01/22	3,420	3,513
New York State, Transportation Development, RB, AMT
Callable 01/01/28 @ 100
5.000%, 01/01/36	5,000	5,300
New York State, Transportation Development, RB, AMT
Callable 10/01/30 @ 100
4.375%, 10/01/45	4,750	4,767
New York State, Urban Development, RB
Callable 09/15/28 @ 100
4.000%, 03/15/48	7,000	7,822
Niagara, Area Development, Ser A, RB, AMT
Callable 07/01/23 @ 100
4.750%, 11/01/42(C)	4,750	4,819
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/34	1,000	1,055
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/40	1,000	1,050
Suffolk, Tobacco Asset Securitization, Ser C, RB
Callable 06/01/22 @ 100
6.625%, 06/01/44	6,000	6,199
TSASC, Ser A, RB
Callable 06/01/27 @ 100
5.000%, 06/01/41	2,000	2,250
TSASC, Ser B, RB
Callable 06/01/27 @ 100
5.000%, 06/01/48	5,750	5,934
TSASC, Sub-Ser, RB
Callable 06/01/27 @ 100
5.000%, 06/01/45	1,250	1,297
Westchester, Tobacco Asset Securitization, Ser B, RB
Callable 06/01/27 @ 100
5.000%, 06/01/41	2,485	2,863
Westchester, Tobacco Asset Securitization, Sub-Ser C, RB
Callable 06/01/27 @ 100
5.125%, 06/01/51	7,000	7,727

Total New York		94,763

North Carolina [0.5%]
North Carolina State, Department of Transportation, I-77 Hot Lanes Project, RB, AMT
Callable 06/30/25 @ 100
5.000%, 12/31/37	1,405	1,510
North Carolina State, Medical Care Commission, Ser A, RB
Callable 09/01/27 @ 100
4.000%, 09/01/50	3,750	3,866
North Carolina State, Turnpike Authority, RB
Callable 01/01/30 @ 100
5.000%, 01/01/44	1,500	1,801
North Carolina State, Turnpike Authority, RB
Callable 01/01/30 @ 100
5.000%, 01/01/49	500	596

Total North Carolina		7,773

North Dakota [0.5%]
Burleigh County, Educational Facilities Revenue, Education Facilities, University of Mary Project, RB
Callable 04/15/26 @ 100
5.200%, 04/15/46	2,000	1,953
County of Grand Forks North Dakota, RB, AMT
Callable 09/15/26 @ 103
6.375%, 12/15/43	2,410	2,035
Ward County, Ser C, RB
Callable 06/01/28 @ 100
5.000%, 06/01/48	2,500	2,734
Ward County, Ser C, RB
Callable 06/01/28 @ 100
5.000%, 06/01/53	1,500	1,632

Total North Dakota		8,354

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 48

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Ohio [4.6%]
Buckeye Tobacco Settlement Financing Authority, Ser A-2-Class, RB
Callable 06/01/30 @ 100
4.000%, 06/01/48	$7,000	$7,651
Buckeye Tobacco Settlement Financing Authority, Ser A-2-Class, RB
Callable 06/01/30 @ 100
3.000%, 06/01/48	6,630	6,435
Buckeye Tobacco Settlement Financing Authority, Ser B-2, RB
Callable 06/01/30 @ 100
5.000%, 06/01/55	10,000	10,638
Butler County, Port Authority, Storypoint Fairfield Project, RB
Callable 01/15/24 @ 104
6.375%, 01/15/43(C)	500	493
County of Cuyahoga Ohio, RB
Callable 02/15/27 @ 100
5.000%, 02/15/57	5,000	5,569
Cuyahoga County, Hospital Revenue, Metrohealth System, RB
Callable 02/15/27 @ 100
5.250%, 02/15/47	3,800	4,364
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/33	1,000	1,048
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/44	1,000	1,035
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/48	4,000	4,125
Ohio State, Air Quality Development Authority, Pratt Paper Project, RB, AMT
Callable 01/15/28 @ 100
4.500%, 01/15/48(C)	3,020	3,229
Ohio State, Air Quality Development Authority, Pratt Paper Project, RB, AMT
Callable 01/15/28 @ 100
4.250%, 01/15/38(C)	3,280	3,526
Ohio State, Air Quality Development Authority, RB, AMT
Callable 07/01/29 @ 100
5.000%, 07/01/49(C)	7,500	7,654
Ohio State, Housing Finance Agency, Sanctuary at Springboro Project, RB
Callable 10/01/25 @ 101
5.450%, 01/01/38(C)	2,500	2,500
Southeastern Ohio, Port Authority, Memorial Health System Project, RB
Callable 12/01/22 @ 100
6.000%, 12/01/42	7,000	7,250
Southern Ohio Port Authority, Ser A, RB, AMT
Callable 12/01/27 @ 103
7.000%, 12/01/42(C)	6,000	6,013
Southern Ohio Port Authority, Ser A, RB, AMT
Callable 12/01/27 @ 103
6.500%, 12/01/30(C)	3,000	2,965
Toledo-Lucas County, Port Authority, Storypoint Waterville Project, RB
Callable 01/15/24 @ 104
6.375%, 01/15/51(C)	2,500	2,462

Total Ohio		76,957

Oklahoma [0.7%]
Oklahoma County, Development Finance Authority, Ser B, RB
Callable 08/15/28 @ 100
5.500%, 08/15/52	500	583
Oklahoma County, Finance Authority, Epworth Village Project, Ser A, RB
Callable 04/01/22 @ 100
5.125%, 04/01/42	4,000	3,384
Oklahoma State, Development Finance Authority, Inverness Village Community, RB
Callable 01/01/22 @ 100
6.000%, 01/01/32(E)	1,278	13

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Oklahoma State, Development Finance Authority, RB
5.450%, 08/15/28	$5,000	$5,877
Oklahoma State, Development Finance Authority, RB
Callable 08/01/27 @ 100
5.000%, 08/01/47	5,000	1,950
Payne County, Economic Development Authority, Epworth Living at the Ranch, RB
Callable 11/01/26 @ 100
6.875%, 11/01/46(E)	3,843	10
Payne County, Economic Development Authority, Epworth Living at the Ranch, RB
Callable 11/01/26 @ 100
6.625%, 11/01/36(E)	1,664	4

Total Oklahoma		11,821

Oregon [0.9%]
Clackamas County, Hospital Facility Authority, Ser A, RB
Callable 11/15/25 @ 102
5.375%, 11/15/55	875	930
Clackamas County, Hospital Facility Authority, Ser A, RB
Callable 11/15/25 @ 102
5.250%, 11/15/50	1,000	1,058
Medford Hospital Facilities Authority, Ser A, RB
Callable 08/15/30 @ 100
4.000%, 08/15/50	7,000	7,849
Oregon State, Business Development Commission, RB, AMT
5.000%, 03/01/49(A)	5,000	5,293

Total Oregon		15,130

Pennsylvania [3.3%]
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
Callable 05/01/28 @ 100
5.000%, 05/01/33(C)	500	532
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
Callable 05/01/28 @ 100
5.000%, 05/01/42(C)	2,000	2,098
Allentown, Neighborhood Improvement Zone Development Authority, Sub-Ser, RB
Callable 05/01/28 @ 100
5.375%, 05/01/42(C)	3,000	3,141
Allentown, Neighborhood Improvement Zone Development Authority, Sub-Ser, RB
Callable 05/01/28 @ 100
5.125%, 05/01/32(C)	1,000	1,052
Berks County, Industrial Development Authority, RB
Callable 11/01/27 @ 100
4.000%, 11/01/47	8,345	8,199
Chester County, Industrial Development Authority, Woodlands at Graystone Project, RB
Callable 03/01/28 @ 100
5.125%, 03/01/48(C)	1,000	1,005
Chester County, Industrial Development Authority, Woodlands at Graystone Project, RB
Callable 03/01/28 @ 100
5.000%, 03/01/38(C)	525	531
Dauphin County, General Authority, Harrisburg University of Science and Technology Project, RB
Callable 10/15/27 @ 100
5.125%, 10/15/41(C)	1,135	1,052
Dauphin County, General Authority, RB
Callable 10/15/27 @ 100
5.000%, 10/15/34(C)	8,470	8,123
DuBois, Hospital Authority, RB
Callable 01/15/28 @ 100
4.000%, 07/15/43	2,370	2,581
Franklin County, Industrial Development Authority, RB
Callable 12/01/25 @ 103
5.000%, 12/01/49	1,530	1,566

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Pennsylvania State, Turnpike Commission, Convertible Capital Appreciation Project, Sub-Ser E, RB
Callable 12/01/27 @ 100
6.375%, 12/01/38	$2,000	$2,580
Pennsylvania State, Turnpike Commission, Ser A, RB
Callable 12/01/24 @ 100
5.000%, 12/01/33	1,500	1,715
Pennsylvania State, Turnpike Commission, Ser A, RB
Callable 12/01/29 @ 100
5.000%, 12/01/49	2,975	3,662
Philadelphia, Authority for Industrial Development, Mariana Bracetti Academy, RB
Pre-Refunded @ 100
7.625%, 12/15/21(F)	1,000	1,088
Philadelphia, Authority for Industrial Development, Mariana Bracetti Academy, RB
Pre-Refunded @ 100
7.150%, 12/15/21(F)	2,280	2,468
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB
Callable 07/01/22 @ 100
5.625%, 07/01/42	3,000	3,164
Philadelphia, Ser B, GO
Callable 08/01/29 @ 100
5.000%, 02/01/39	4,385	5,454
Pottsville, Hospital Authority, Schuykill Health System Project, RB
Pre-Refunded @ 100
6.500%, 07/01/24(C) (F)	3,000	3,644
Washington County, Redevelopment Authority, TA
Callable 01/01/28 @ 100
5.000%, 07/01/35	1,235	1,261

Total Pennsylvania		54,916

Rhode Island [0.3%]
Rhode Island State, Health & Educational Building, RB
Callable 05/15/26 @ 100
5.000%, 05/15/39	1,000	1,098
Tobacco Settlement Financing, Ser B, RB
Callable 10/19/20 @ 15
10.382%, 06/01/52(D)	26,270	3,830

Total Rhode Island		4,928

South Carolina [0.8%]
Berkeley County, RB
Callable 11/01/29 @ 100
4.375%, 11/01/49	2,500	2,531
South Carolina State, Jobs-Economic Development Authority, The Woodlands at Furman, RB
Callable 11/15/24 @ 103
5.250%, 11/15/47	3,830	3,972
South Carolina State, Jobs-Economic Development Authority, The Woodlands at Furman, RB
Callable 11/15/24 @ 103
5.250%, 11/15/52	6,950	7,187

Total South Carolina		13,690

Tennessee [0.6%]
Chattanooga, Health Educational & Housing Facility Board, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	1,000	1,019
Metropolitan Nashville Airport Authority, Sub-Ser B, RB, AMT
Callable 07/01/30 @ 100
5.000%, 07/01/54	5,675	6,735
Nashville, Metropolitan Development & Housing Agency, RB
Callable 06/01/28 @ 100
5.125%, 06/01/36(C)	900	944
Nashville, Metropolitan Development & Housing Agency, RB
4.500%, 06/01/28(C)	650	678

Total Tennessee		9,376

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Texas [7.1%]
Alvin Independent School District, Ser B-REMK, GO
0.450%, 02/15/36(A)	$2,000	$1,998
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.125%, 03/01/44	2,300	2,482
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.000%, 03/01/34	400	435
Celina, Cambridge Crossing Public Improvement Project, SAB
Callable 09/01/28 @ 100
5.250%, 09/01/47(C)	500	561
Celina, Cambridge Crossing Public Improvement Project, SAB
Callable 09/01/28 @ 100
5.125%, 09/01/38(C)	1,500	1,699
Celina, Sutton Fields II Public Improvement Project, SAB
Callable 03/01/23 @ 103
7.250%, 09/01/45	475	497
Central Texas Regional Mobility Authority, Ser B-SENIOR, RB
Callable 01/01/30 @ 100
5.000%, 01/01/45	250	305
Central Texas, Regional Mobility Authority, Sub-Ser, RB
Pre-Refunded @ 100
5.000%, 01/01/23(F)	1,000	1,104
Central Texas, Regional Mobility Authority, Sub-Ser, RB
Pre-Refunded @ 100
5.000%, 01/01/23(F)	1,000	1,104
Clifton, Higher Education Finance, International Leadership Project, Ser D, RB
Callable 08/15/25 @ 100
6.125%, 08/15/48	4,245	4,848
Grand Parkway, Transportation, Toll Revenue, Sub-Ser B, RB
Pre-Refunded @ 100
5.000%, 10/01/23(F)	2,000	2,287
Houston Texas Airport System Revenue, Sub-Ser A, RB, AMT
Callable 07/01/30 @ 100
4.000%, 07/01/47	1,250	1,380
Houston, Airport System Revenue, RB, AMT
5.000%, 07/01/27	500	519
Houston, Airport System Revenue, RB, AMT
4.750%, 07/01/24	3,000	3,033
Houston, Airport System Revenue, Ser B-1, RB, AMT
Callable 07/15/25 @ 100
5.000%, 07/15/35	3,000	3,013
Houston, Airport System Revenue, Ser C, RB, AMT
5.000%, 07/15/27	1,000	1,038
Houston, Airport System Revenue, United Airlines Project, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/29	7,000	7,114
Houston, Higher Education Finance, Cosmos Foundation Project, Ser A, RB
Pre-Refunded @ 100
6.875%, 05/15/21(F)	5,300	5,519
Lago Vista Texas, RB
Callable 09/01/30 @ 100
4.875%, 09/01/50(C)	275	278
Matagorda County Navigation District No. 1, RB, AMT
0.900%, 05/01/30(A)	1,750	1,743
Mission, Economic Development, RB, AMT
Callable 10/01/21 @ 105
4.625%, 10/01/31(C)	3,250	3,437
New Hope, Cultural Education Facilities Finance, Carillon LifeCare Community Project, RB
Callable 07/01/24 @ 102
5.000%, 07/01/36	4,660	4,667
New Hope, Cultural Education Facilities Finance, E Grand Preparatory Academy, RB
Callable 08/15/21 @ 100
5.500%, 08/15/46	1,000	1,014

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New Hope, Cultural Education Facilities Finance, E Grand Preparatory Academy, RB
Callable 08/15/21 @ 100
5.500%, 08/15/51	$2,500	$2,535
New Hope, Cultural Education Facilities Finance, Jubilee Academic Center Project, Ser A, RB
Callable 08/15/21 @ 100
5.000%, 08/15/36(C)	1,500	1,512
New Hope, Cultural Education Facilities Finance, RB
5.000%, 08/15/46	7,000	7,036
New Hope, Cultural Education Facilities Finance, Ser A, RB
Callable 08/15/25 @ 100
5.000%, 08/15/50(C)	4,750	4,890
Newark, Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.750%, 08/15/45(C)	1,700	1,884
Newark, Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.500%, 08/15/35(C)	900	1,006
North Texas, Tollway Authority, Convertible Capital Appreciation Project, Ser C, RB
Pre-Refunded @ 100
0.558%, 7.000%, 09/01/23, 09/01/31(B) (F)	5,000	6,835
Port Beaumont Navigation District, RB
Callable 01/01/22 @ 103
6.000%, 01/01/25(C)	1,525	1,514
Port Beaumont Navigation District, RB, AMT
Callable 01/01/22 @ 103
4.000%, 01/01/50(C)	6,330	6,337
Port Beaumont Navigation District, RB, AMT
Callable 01/01/22 @ 103
3.625%, 01/01/35(C)	1,000	990
Sanger, Industrial Development Authority, Texas Pellets Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
8.000%, 07/01/38(E)	4,950	1,237
Tarrant County Cultural Education Facilities Finance, RB
Callable 02/15/27 @ 100
6.375%, 02/15/52	9,000	7,287
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 11/15/25 @ 100
5.500%, 11/15/45(E)	5,315	3,455
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 11/02/20 @ 100
4.500%, 11/15/21(E)	2,310	1,501
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, Ser Senior, RB
Callable 11/02/20 @ 100
5.750%, 11/15/37(E)	6,000	3,900
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Ventana Project, Ser Senior, RB
Callable 05/15/27 @ 100
6.750%, 11/15/47	1,000	1,040
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Ventana Project, Ser Senior, RB
Callable 05/15/27 @ 100
6.750%, 11/15/52	2,200	2,280
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Ventana Project, Ser Senior, RB
Callable 05/15/27 @ 100
6.625%, 11/15/37	3,500	3,676
Tarrant County, Cultural Education Facilities Finance, Northwest Senior Housing Edgemere Project, RB
Callable 05/15/27 @ 100
5.250%, 11/15/47	3,720	3,098
Temple, Ser A-REV, RB
Callable 08/01/25 @ 100
5.000%, 08/01/38(C)	2,000	2,185

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Texas State, Private Activity Bond Surface Transportation, SH 288 Toll Lanes Project, RB, AMT
Callable 12/31/25 @ 100
5.000%, 12/31/45	$2,635	$2,818
Texas State, Transportation Commission, RB
Callable 02/01/29 @ 73
4.755%, 08/01/36(D)	1,000	559

Total Texas		117,650

Utah [0.1%]
Utah Charter School Finance Authority, RB
Callable 06/15/28 @ 102
5.000%, 06/15/55(C)	1,750	1,814

Vermont [0.1%]
Vermont State, Economic Development Authority, Casella Waste Systems Project, RB, AMT
4.625%, 04/01/36(A) (C)	1,000	1,108

Virginia [1.3%]
Cherry Hill, Community Development Authority, Potomac Shores Project, SAB
Callable 03/01/25 @ 100
5.400%, 03/01/45(C)	2,000	2,031
Cherry Hill, Community Development Authority, Potomac Shores Project, SAB
Callable 03/01/25 @ 100
5.150%, 03/01/35(C)	1,000	1,018
Farmville, Industrial Development Authority, RB
Callable 01/01/29 @ 100
5.000%, 01/01/48	2,000	2,084
Halifax County, Industrial Development Authority, Virginia Electric & Power Project, RB
0.450%, 12/01/41(A)	1,750	1,750
Lower Magnolia Green, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.000%, 03/01/45(C)	4,010	3,932
Peninsula Town Center, Community Development Authority, RB
Callable 09/01/27 @ 100
5.000%, 09/01/37(C)	2,750	2,869
Peninsula Town Center, Community Development Authority, RB
Callable 09/01/27 @ 100
5.000%, 09/01/45(C)	3,700	3,851
Virginia State, Small Business Financing Authority, Elizabeth River Project, RB, AMT
Callable 07/01/22 @ 100
6.000%, 01/01/37	820	876
Wise County Industrial Development Authority, Ser A-RE, RB
0.750%, 10/01/40(A)	2,500	2,496

Total Virginia		20,907

Washington [0.8%]
Kalispel Tribe of Indians, Ser A, RB
Callable 01/01/28 @ 100
5.250%, 01/01/38(C)	400	447
Washington State, Health Care Facilities Authority, RB
Callable 01/01/28 @ 100
4.000%, 07/01/42	3,500	3,864
Washington State, Housing Finance Commission, Judson Park Project, RB
Callable 07/01/25 @ 102
5.000%, 07/01/38(C)	325	347
Washington State, Housing Finance Commission, Judson Park Project, RB
Callable 07/01/25 @ 102
5.000%, 07/01/48(C)	2,400	2,532
Washington State, Housing Finance Commission, RB
Callable 01/01/25 @ 102
5.000%, 01/01/51(C)	4,330	4,461
Washington State, Housing Finance Commission, Rockwood Retirement Community Project, RB
Callable 01/01/24 @ 100
7.500%, 01/01/49(C)	2,000	2,139

Total Washington		13,790

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
West Virginia [0.1%]
West Virginia, Economic Development Authority, RB, AMT
Callable 01/01/25 @ 100
5.000%, 07/01/45(A)	$1,190	$1,226

Wisconsin [4.5%]
Hartford, Public Finance Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(C)	1,580	1,623
Piedmont, Public Finance Authority, RB
Callable 06/15/29 @ 100
5.000%, 06/15/49	500	564
Pine Lake, Public Finance Authority, RB
Callable 03/01/25 @ 100
5.500%, 03/01/45(C)	3,460	3,603
Pine Lake, Public Finance Authority, RB
Callable 03/01/25 @ 100
5.250%, 03/01/35(C)	1,250	1,308
Wisconsin State, Health & Educational Facilities Authority, Dickson Hollow Project, RB
Callable 10/01/22 @ 102
5.500%, 10/01/49	2,500	2,605
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 08/15/26 @ 100
5.000%, 02/15/51(A)	1,000	1,208
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 08/15/24 @ 100
5.000%, 02/15/52(A)	1,500	1,724
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 04/01/27 @ 100
4.000%, 04/01/39	2,500	2,812
Wisconsin State, Health & Educational Facilities Authority, Woodland Hill Senior Housing Project, RB
Callable 12/01/22 @ 102
5.250%, 12/01/49	5,000	5,167
Wisconsin State, Public Finance Authority, Bancroft Neurohealth Project, RB
Callable 06/01/26 @ 100
5.000%, 06/01/36(C)	6,125	6,564
Wisconsin State, Public Finance Authority, Bancroft Neurohealth Project, RB
Callable 06/01/26 @ 100
4.625%, 06/01/36(C)	3,275	3,430
Wisconsin State, Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.625%, 07/01/44	3,500	3,811
Wisconsin State, Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/34	2,000	2,188
Wisconsin State, Public Finance Authority, Cornerstone Christian Project, RB
Callable 02/01/26 @ 100
5.000%, 02/01/36(C)	3,000	3,086
Wisconsin State, Public Finance Authority, Las Ventanas Retirement Community Project, RB
Callable 11/02/20 @ 102
7.000%, 10/01/42	5,400	5,180
Wisconsin State, Public Finance Authority, National Gypsum, RB, AMT
Callable 08/01/26 @ 100
4.000%, 08/01/35	3,000	2,861
Wisconsin State, Public Finance Authority, RB
Callable 03/01/30 @ 100
5.250%, 03/01/45(C)	1,500	1,593
Wisconsin State, Public Finance Authority, RB
Callable 03/01/30 @ 100
5.250%, 03/01/55(C)	2,500	2,635
Wisconsin State, Public Finance Authority, RB
Callable 04/01/30 @ 100
5.000%, 04/01/40(C)	1,175	1,259
Wisconsin State, Public Finance Authority, RB
Callable 11/15/27 @ 103
5.000%, 11/15/41	1,000	1,181

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Wisconsin State, Public Finance Authority, RB
Callable 04/01/30 @ 100
5.000%, 04/01/50(C)	$1,675	$1,768
Wisconsin State, Public Finance Authority, Roseman University Health Sciences, RB
Callable 04/01/25 @ 100
5.875%, 04/01/45	6,000	6,459
Wisconsin State, Public Finance Authority, Senior Trips Obligation Group Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/42	1,000	1,030
Wisconsin State, Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/35(C)	3,000	3,135
Wisconsin State, Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/45(C)	4,280	4,408
Wisconsin State, Public Finance Authority, Ser C, RB, AMT
5.000%, 07/01/22	505	523
Wisconsin State, Public Finance Authority, Ser E, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/23	2,745	2,841

Total Wisconsin		74,566

American Samoa [0.2%]
American Samoa, Economic Development Authority, Ser A, RB
Callable 09/01/25 @ 100
6.625%, 09/01/35	3,000	3,473

Guam [0.2%]
Territory of Guam, GO, AMT
Callable 05/15/29 @ 100
5.000%, 11/15/31	490	514
Territory of Guam, Ser A, RB
Callable 12/01/26 @ 100
5.000%, 12/01/34	2,500	2,796

Total Guam		3,310

Puerto Rico [4.7%]
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB
Callable 07/01/22 @ 100
5.250%, 07/01/42	12,000	12,180
Puerto Rico Electric Power Authority, Ser E-1-RSA-1, RB
10.000%, 01/01/21(E)	1,500	1,174
Puerto Rico Electric Power Authority, Ser E-2-RSA-1, RB
10.000%, 07/01/21(E)	1,500	1,174
Puerto Rico Electric Power Authority, Ser E-2-RSA-1, RB
10.000%, 01/01/22(E)	500	391
Puerto Rico Electric Power Authority, Ser XX-RSA-1, RB
Callable 11/02/20 @ 100
5.250%, 07/01/40(E)	2,000	1,420
Puerto Rico Sales Tax Financing Sales Tax Revenue, Ser A-1, RB
3.939%, 07/01/24(D)	2,000	1,846
Puerto Rico, Commonwealth, Ser A, GO
Callable 11/02/20 @ 100
8.000%, 07/01/35(E)	1,050	667
Puerto Rico, Electric Power Authority, Ser 2013A-RSA-1, RB
Callable 07/01/23 @ 100
6.750%, 07/01/36(E)	2,605	1,885
Puerto Rico, Electric Power Authority, Ser AAA-RSA-1, RB
Callable 11/02/20 @ 100
5.250%, 07/01/30(E)	1,500	1,065
Puerto Rico, Electric Power Authority, Ser CCC-RSA-1, RB
Callable 11/02/20 @ 100
5.250%, 07/01/28(E)	2,145	1,523
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-1, RB
Callable 07/01/28 @ 100
5.000%, 07/01/58	9,167	9,690
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-1, RB
Callable 07/01/28 @ 100
4.750%, 07/01/53	5,276	5,487

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-1, RB
Callable 07/01/25 @ 100
4.500%, 07/01/34	$19,005	$19,829
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-2, RB
Callable 07/01/28 @ 100
4.784%, 07/01/58	19,108	19,927
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-2, RB
Callable 07/01/28 @ 100
4.536%, 07/01/53	31	32

Total Puerto Rico		78,290

Virgin Islands [0.3%]
Virgin Islands, Public Finance Authority, Ser Senior, RB
Callable 11/02/20 @ 100
5.000%, 10/01/25	3,155	3,135
Virgin Islands, Public Finance Authority, Sub-Ser, RB
Callable 11/02/20 @ 100
5.000%, 10/01/22	2,000	1,981

Total Virgin Islands		5,116

Total Municipal Bonds
(Cost $1,494,924)		1,539,235

Corporate Bonds [0.3%]
Electric Utilities [0.1%]
Talen Energy Supply
6.625%, 01/15/28(C)	3,000	2,906

Steel & Steel Works [0.1%]
United States Steel
6.250%, 03/15/26	2,500	1,694

Description	Face Amount (000)/Shares	Value (000)
Waste Disposal [0.1%]
Waste Pro USA
5.500%, 02/15/26(C)	$1,500	$1,518

Total Corporate Bonds
(Cost $6,491)		6,118

Short-Term Investment** [7.1%]
SEI Daily Income Trust Government Fund, Cl F, 0.010%	118,100,082	118,100

Total Short-Term Investment
(Cost $118,100)		118,100

Total Investments [100.0%]
(Cost $1,619,515)		$1,663,453

Percentages are based on Net Assets of $1,662,636 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $320,607 (000), representing 19.3% of the net assets of the Fund.

(D)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(E)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(F)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(G)

Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2020.

AGM — Assured Guarantee Municipal

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

GO — General Obligation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

SPL Tax — Special Tax

TA — Tax Allocation

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

schedule of investments
September 30, 2020
City National Rochdale Municipal High Income Fund (concluded)

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,539,235	$—	$1,539,235
Corporate Bonds	—	6,118	—	6,118
Short-Term Investment	118,100	—	—	118,100
Total Investments in Securities	$118,100	$1,545,353	$—	$1,663,453

For the year ended September 30, 2020, there have been no transfers in or out of Level 3.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

schedule of investments
September 30, 2020
City National Rochdale Intermediate Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [46.7%]
Communication Services [4.0%]
America Movil
3.125%, 07/16/22	$4,000	$4,152

Consumer Discretionary [6.4%]
Daimler Finance North America
0.687%, VAR ICE LIBOR USD 3 Month+0.430%, 02/12/21(A)	4,000	4,000
General Motors Financial
4.350%, 01/17/27	2,500	2,714

Total Consumer Discretionary		6,714

Financials [20.0%]
Allstate
0.848%, VAR ICE LIBOR USD 3 Month+0.630%, 03/29/23	1,400	1,411
American Express
0.901%, VAR ICE LIBOR USD 3 Month+0.650%, 02/27/23	1,605	1,615
Banco Santander
2.746%, 05/28/25	2,000	2,098
Barclays
4.375%, 01/12/26	1,500	1,680
Capital One Financial
4.200%, 10/29/25	1,000	1,110
Citigroup
3.500%, 05/15/23	2,000	2,137
Credit Suisse Group Funding Guernsey
4.550%, 04/17/26	2,500	2,915
Jefferies Group
5.125%, 01/20/23	1,200	1,308
JPMorgan Chase
3.125%, 01/23/25	2,200	2,400
Lehman Brothers Holdings, MTN
7.000%, 09/28/37(B)	400	5
Mitsubishi UFJ Financial Group
0.981%, VAR ICE LIBOR USD 3 Month+0.740%, 03/02/23	1,100	1,106
Morgan Stanley, MTN
3.750%, 02/25/23	3,000	3,220

Total Financials		21,005

Health Care [4.4%]
AbbVie
2.850%, 05/14/23	2,500	2,630
CVS Health
4.300%, 03/25/28	1,750	2,048

Total Health Care		4,678

Industrials [4.5%]
John Deere Capital, MTN
2.800%, 09/08/27	2,500	2,777
Penske Truck Leasing LP
4.250%, 01/17/23(A)	300	323
3.450%, 07/01/24(A)	1,500	1,624

Total Industrials		4,724

Information Technology [2.7%]
KLA-Tencor
4.650%, 11/01/24	2,500	2,855

Petroleum & Fuel Products [1.5%]
Shell International Finance BV
2.375%, 04/06/25	1,500	1,599

Utilities [3.2%]
Duke Energy
3.400%, 06/15/29	2,020	2,268

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

schedule of investments
September 30, 2020
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Korea Electric Power
6.750%, 08/01/27	$75	$99
National Fuel Gas
4.900%, 12/01/21	500	517
Puget Energy
6.000%, 09/01/21	500	524

Total Utilities		3,408

Total Corporate Bonds
(Cost $46,658)		49,135

Municipal Bonds [36.9%]
California [13.1%]
California State, Various Purpose, GO
3.500%, 04/01/28	5,000	5,801
San Jose, Redevelopment Agency Successor Agency, Ser A-T, TA
2.958%, 08/01/24	3,500	3,810
University of California, Ser BD, RB
3.349%, 07/01/29	2,400	2,758
University of California, Ser BF, RB
1.714%, 05/15/30	1,460	1,476

Total California		13,845

Florida [2.7%]
Florida State, Board of Administration Finance, Ser A, RB
1.705%, 07/01/27	2,800	2,841

Massachusetts [1.0%]
Massachusetts State, Development Finance Agency, RB
Pre-Refunded @ 100
5.000%, 10/15/20(C)	1,000	1,002

New York [20.1%]
New York City, Build America Bonds, GO
5.424%, 03/01/25	3,500	4,156
New York City, Transitional Finance Authority Future Tax Secured Revenue, RB
Callable 05/01/29 @ 100
3.350%, 11/01/30	3,840	4,269
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser C-5, RB
Callable 05/01/28 @ 100
3.800%, 05/01/29	2,500	2,859
New York State, Sub-Ser D-2, GO
3.760%, 12/01/27	3,020	3,489
New York State, Urban Development, Ser B, RB
2.550%, 03/15/29	820	878
New York State, Urban Development, Ser D-2, RB
Callable 09/15/27 @ 100
3.270%, 03/15/28	5,000	5,495

Total New York		21,146

Total Municipal Bonds
(Cost $35,764)		38,834

U.S. Treasury Obligations [6.7%]
U.S. Treasury Note
2.625%, 01/31/26	1,850	2,076
0.500%, 08/31/27	1,000	1,003
0.250%, 08/31/25	3,000	2,998
0.125%, 07/31/22	1,000	1,000

Total U.S. Treasury Obligations
(Cost $7,065)		7,077

U.S. Government Mortgage-Backed Obligations [4.5%]
FHLMC, Pool 1B2677
3.917%, VAR ICE LIBOR USD 12 Month+1.900%, 01/01/35	2	2
FHLMC, Pool 1B2683
3.885%, VAR ICE LIBOR USD 12 Month+1.900%, 01/01/35	1	1
FHLMC, Pool 1B2692
3.869%, VAR ICE LIBOR USD 12 Month+1.770%, 12/01/34	4	4
FHLMC, Pool A93505
4.500%, 08/01/40	12	14
FHLMC, Pool A93996
4.500%, 09/01/40	18	21
FHLMC, Pool C03490
4.500%, 08/01/40	93	104
FHLMC, Pool C09015
3.000%, 10/01/42	109	116

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

schedule of investments
September 30, 2020
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FHLMC, Pool G02940
5.500%, 05/01/37	$3	$3
FHLMC, Pool G04222
5.500%, 04/01/38	5	6
FHLMC, Pool G04913
5.000%, 03/01/38	21	24
FHLMC, Pool G08003
6.000%, 07/01/34	6	7
FHLMC, Pool G11880
5.000%, 12/01/20	—	—
FHLMC, Pool G18124
6.000%, 06/01/21	—	—
FHLMC, Pool J19197
3.000%, 05/01/27	45	47
FHLMC, Pool Q08998
3.500%, 06/01/42	76	82
FHLMC, Pool Q10378
3.000%, 08/01/42	99	106
FNMA, Pool 252570
6.500%, 07/01/29	2	2
FNMA, Pool 253183
7.500%, 04/01/30	—	—
FNMA, Pool 253398
8.000%, 08/01/30	1	1
FNMA, Pool 254949
5.000%, 11/01/33	5	5
FNMA, Pool 255814
5.500%, 08/01/35	7	9
FNMA, Pool 303168
9.500%, 02/01/25	—	1
FNMA, Pool 725424
5.500%, 04/01/34	7	8
FNMA, Pool 735060
6.000%, 11/01/34	5	5
FNMA, Pool 735228
5.500%, 02/01/35	4	4
FNMA, Pool 735230
5.500%, 02/01/35	9	11
FNMA, Pool 745275
5.000%, 02/01/36	34	39
FNMA, Pool 745418
5.500%, 04/01/36	38	44
FNMA, Pool 827223
3.215%, VAR ICE LIBOR USD 12 Month+1.465%, 04/01/35	10	11
FNMA, Pool 844809
5.000%, 11/01/35	14	16
FNMA, Pool AD0454
5.000%, 11/01/21	—	—

Description	Face Amount (000)/Shares	Value (000)
FNMA, Pool AD8522
4.000%, 08/01/40	$14	$15
FNMA, Pool AE0828
3.500%, 02/01/41	134	145
FNMA, Pool AH0621
3.500%, 01/01/41	31	34
FNMA, Pool AJ1407
4.000%, 09/01/41	22	24
FNMA, Pool AJ7689
4.000%, 12/01/41	81	89
FNMA, Pool AK0971
3.000%, 02/01/27	38	40
FNMA, Pool AL5866
2.601%, 08/01/22(D)	3,188	3,269
FNMA, Pool AO2970
3.000%, 05/01/42	95	101
FNMA, Pool AO4137
3.500%, 06/01/42	75	81
FNMA, Pool MA1277
2.500%, 12/01/27	43	45
GNMA, Pool G2 4696
4.500%, 05/20/40	39	44
GNMA, Pool G2 4747
5.000%, 07/20/40	15	17
GNMA, Pool G2 4923
4.500%, 01/20/41	25	28
GNMA, Pool G2 MA0155
4.000%, 06/20/42	60	66
GNMA, Pool G2 MA0392
3.500%, 09/20/42	78	84

Total U.S. Government Mortgage-Backed Obligations
(Cost $4,599)		4,775

Affiliated Registered Investment Company [2.7%]
City National Rochdale Fixed Income Opportunities Fund, Cl N‡	127,551	2,879

Total Affiliated Registered Investment Company
(Cost $2,500)		2,879

Mortgage-Backed Obligations [0.8%]
Commercial Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/45	125	129
GMACM Mortgage Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35	—	—
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A3
2.773%, 11/10/45	269	276

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

schedule of investments
September 30, 2020
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl A5
2.960%, 04/15/46	$150	$157
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A4
2.858%, 11/15/45	223	229

Total Mortgage-Backed Obligations
(Cost $775)		791

Closed-End Fund [0.4%]
Stone Ridge Reinsurance Risk Premium Interval Fund	9,679	395

Total Closed-End Fund
(Cost $469)		395

Asset-Backed Security [0.0%]
Cityscape Home Equity Loan Trust, Ser 1997-C, Cl A4
7.500%, 07/25/28	5	2

Total Asset-Backed Security
(Cost $4)		2

Residential Mortgage-Backed Securities [0.0%]
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27(D)	—	—
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	—	1
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32(D)	13	13

Total Residential Mortgage-Backed Securities
(Cost $14)		14

Short-Term Investment** [1.0%]
SEI Daily Income Trust Government Fund, Cl F, 0.010%	1,078,539	1,079

Total Short-Term Investment
(Cost $1,079)		1,079

Total Investments [99.7%]
(Cost $98,927)		$104,981

Percentages are based on Net Assets of $105,304 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

‡	Investment in Affiliate

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $5,947 (000), representing 5.6% of the net assets of the Fund.

(B)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(C)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

LP — Limited Partnership

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

USD — U.S. Dollar

VAR — Variable

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$49,135	$—	$49,135
Municipal Bonds	—	38,834	—	38,834
U.S. Treasury Obligations	—	7,077	—	7,077
U.S. Government Mortgage-Backed Obligations	—	4,775	—	4,775
Affiliated Registered Investment Company	2,879	—	—	2,879
Mortgage-Backed Obligations	—	791	—	791
Closed-End Fund	395	—	—	395
Asset-Backed Security	—	2	—	2
Residential Mortgage-Backed Securities	—	14	—	14
Short-Term Investment	1,079	—	—	1,079
Total Investments in Securities	$4,353	$100,628	$—	$104,981

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

schedule of investments
September 30, 2020
City National Rochdale Intermediate Fixed Income Fund (concluded)

For the year ended September 30, 2020, there have been no transfers in or out of Level 3. The following is a summary of the transactions with the affiliates for the year ended September 30, 2020.

City National Rochdale Fixed Income Opportunities Fund, Class N
Beginning, Market Value balance as of 10/1/19	$—
Purchases at Cost	2,500
Proceeds from Sales	—
Realized Gain (Loss)	—
Unrealized Gain (Loss)	379
Ending, Market Value balance as of 9/30/20	$2,879
Dividend Income	$81

City National Rochdale Fixed Income Opportunities Fund, Class N (Shares)
Beginning balance as of 9/30/19	—
Purchases	127551
Sales	—
Ending balance as of 9/30/20	127551

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund

Description	Face Amount (000)(1)		Value (000)
Corporate Bonds [45.6%]
Aerospace / Defense [0.3%]
TransDigm
6.500%, 07/15/24		$250	$249
6.500%, 05/15/25		2,275	2,268
TransDigm
6.250%, 03/15/26(A)		2,100	2,193
TransDigm
6.375%, 06/15/26		800	803
TransDigm
5.500%, 11/15/27		1,825	1,754
TransDigm UK Holdings
6.875%, 05/15/26		2,325	2,337

Total Aerospace / Defense			9,604

Agricultural [0.2%]
Kernel Holding
8.750%, 01/31/22		5,200	5,374
Mriya Farming, MTN
5.000%, 0.00%, 0, 12/31/25(A) (B) (C)		161	2
Mriya Recovery Certificates
0.000%, 12/31/49	EUR	3,224	5

Total Agricultural			5,381

Airlines [0.4%]
Aerovias de Mexico
7.000%, 02/05/25(D)		14,080	3,379
Avianca Holdings
8.375%, 07/10/20(D)		39	8
Azul Investments LLP
5.875%, 10/26/24		3,650	2,765
EA Partners I
6.875%, 09/28/20		8,900	3,749
EA Partners II
6.750%, 06/01/21(D)		8,045	3,218
Gol Finance
7.000%, 01/31/25		3,700	2,608

Total Airlines			15,727

Airport Develop/Maint [0.3%]
International Airport Finance
12.000%, 03/15/33		11,440	10,079

Auto Rent & Lease [0.0%]
Kapla Holding SAS
3.250%, VAR Euribor 3 Month+3.250%, 12/15/26	EUR	300	330
Kapla Holding SAS
3.375%, 12/15/26	EUR	769	832

Total Auto Rent & Lease			1,162

Auto/Trk Prts and Equip-Repl [0.0%]
Samvardhana Motherson Automotive Systems Group BV
4.875%, 12/16/21		500	497

Automotive [0.9%]
Adient Global Holdings
4.875%, 08/15/26(A)		2,450	2,334
Adient US
9.000%, 04/15/25(A)		550	606
Adient US
7.000%, 05/15/26(A)		150	161
American Axle & Manufacturing
6.250%, 03/15/26		125	121
American Axle & Manufacturing
6.500%, 04/01/27		1,800	1,741
Clarios Global
6.750%, 05/15/25(A)		175	184
Dana
5.500%, 12/15/24		100	102
Dana
5.375%, 11/15/27		175	179

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Dana
5.625%, 06/15/28		$475	$491
Dana Financing Luxembourg Sarl
5.750%, 04/15/25(A)		450	460
Dana Financing Luxembourg Sarl
6.500%, 06/01/26(A)		1,075	1,121
Ford Motor Credit
3.336%, 03/18/21		600	600
Ford Motor Credit
3.813%, 10/12/21		950	952
Ford Motor Credit
3.339%, 03/28/22		1,300	1,295
Ford Motor Credit
4.250%, 09/20/22		1,000	1,009
Ford Motor Credit
4.140%, 02/15/23		475	478
Ford Motor Credit
3.096%, 05/04/23		850	830
Ford Motor Credit
4.063%, 11/01/24		2,200	2,197
Ford Motor Credit
5.125%, 06/16/25		1,850	1,908
Ford Motor Credit
4.271%, 01/09/27		925	908
Ford Motor Credit
4.125%, 08/17/27		1,700	1,653
Ford Motor Credit
5.113%, 05/03/29		950	974
Ford Motor Credit, MTN
4.389%, 01/08/26		600	593
Goodyear Tire & Rubber
5.000%, 05/31/26		525	510
Goodyear Tire & Rubber
4.875%, 03/15/27		725	687
IAA
5.500%, 06/15/27(A)		200	208
IHO Verwaltungs GmbH
4.750%cash/5.500% PIK, 09/15/26(A)		1,325	1,342
IHO Verwaltungs GmbH
6.000%cash/6.750% PIK, 05/15/27(A)		850	897
IHO Verwaltungs GmbH
6.375%cash/7.125% PIK, 05/15/29(A)		300	319
JB Poindexter
7.125%, 04/15/26(A)		1,550	1,644
KAR Auction Services
5.125%, 06/01/25(A)		1,900	1,900
Panther BF Aggregator 2
6.250%, 05/15/26(A)		450	472
Panther BF Aggregator 2
8.500%, 05/15/27(A)		4,750	4,904

Total Automotive			33,780

Autoparts [0.0%]
Faurecia
3.750%, 06/15/28	EUR	310	361

Banking [0.0%]
Ally Financial
5.750%, 11/20/25		825	925

Banks [1.6%]
African Bank, MTN
8.125%, 10/19/20		4,022	3,960
Akbank T.A.S.
6.797%, VAR USD Swap Semi 30/360 5 Yr Curr+4.029%, 04/27/28		1,017	894
Akbank T.A.S., MTN
7.200%, VAR USD Swap Semi 30/360 5 Yr Curr+5.026%, 03/16/27		555	512
Banco do Brasil
6.250%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+4.398%, 10/15/68		1,000	939
Banco Hipotecario
9.750%, 11/30/20		15,730	13,583
Banco Mercantil del Norte
7.625%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.353%, 10/06/67		1,590	1,589
Banco Mercantil del Norte
8.375%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+7.760%, 10/14/68		2,200	2,302
Banco Mercantil del Norte
6.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.035%, 10/06/69		4,535	4,493
Bank Nadra Via NDR Finance
8.250%, 06/22/17(D)		721	4
CorpGroup Banking
6.750%, 03/15/23		4,750	1,520

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Credit Bank of Moscow Via CBOM Finance
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+5.416%, 10/05/27		$14,612	$14,071
Credit Bank of Moscow Via CBOM Finance
8.875%, VAR USD Swap Semi 30/360 5 Yr Curr+6.942%, 08/10/68		4,690	4,388
ING Bank, MTN
2.571%, 01/01/28	JPY	451,861	2,571
Itau Unibanco Holding, MTN
6.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.981%, 06/12/69		2,170	2,099
Sovcombank Via SovCom Capital DAC
8.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.427%, 04/07/30		5,265	5,329
TBC Bank JSC
10.775%, VAR USD ICE Swap 11:00 NY 5 Yr+8.995%, 04/03/69		500	503
TC Ziraat Bankasi, MTN
5.125%, 05/03/22		475	461
Turkiye Garanti Bankasi
6.125%, VAR USD Swap Semi 30/360 5 Yr Curr+4.220%, 05/24/27		1,280	1,159
Turkiye Is Bankasi
7.000%, VAR USD Swap Semi 30/360 5 Yr Curr+5.117%, 06/29/28		807	733

Total Banks			61,110

Beauty Products [0.1%]
Walnut Bidco
9.125%, 08/01/24		4,805	4,944

Broadcasting & Cable [0.2%]
Telegraph Columbus
3.875%, 05/02/25	EUR	1,000	1,116
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/28(A)		2,800	2,940
Virgin Media Secured Finance
4.250%, 01/15/30	GBP	2,100	2,667
Virgin Media Vendor Financing Notes III DAC
4.875%, 07/15/28	GBP	200	260

Total Broadcasting & Cable			6,983

Building & Construction [0.5%]
Cemex
7.750%, 04/16/26		2,845	3,001
Cemex
5.200%, 09/17/30(A)		3,730	3,753
HTA Group
7.000%, 12/18/25		1,700	1,787
InterCement Financial Operations BV
5.750%, 07/17/24		15,400	11,194
Yuksel Insaat
9.500%, 11/10/15(D)		12,655	380

Total Building & Construction			20,115

Building Materials [0.4%]
American Builders & Contractors Supply
5.875%, 05/15/26(A)		3,525	3,657
American Builders & Contractors Supply
4.000%, 01/15/28(A)		350	356
Core & Main
6.125%, 08/15/25(A)		3,575	3,621
Cornerstone Building Brands
8.000%, 04/15/26(A)		2,500	2,625
Cornerstone Building Brands
6.125%, 01/15/29(A)		450	456
Masonite International
5.750%, 09/15/26(A)		425	443
Standard Industries
5.000%, 02/15/27(A)		1,725	1,794
Standard Industries
4.750%, 01/15/28(A)		750	778
Standard Industries
4.375%, 07/15/30(A)		1,075	1,102
Standard Industries
3.375%, 01/15/31(A)		1,625	1,604

Total Building Materials			16,436

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 66

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Building-Heavy Construct [1.1%]
Andrade Gutierrez International
11.000%, 08/20/21	$200	$134
Andrade Gutierrez International
9.500%, 12/30/24	57,590	39,161
Odebrecht Finance
4.375%, 04/25/25(D)	500	25
Odebrecht Finance
5.250%, 06/27/29(D)	13,773	861
Odebrecht Finance
7.125%, 06/26/42(D)	11,661	685
Odebrecht Finance
7.500%, 12/14/68(D)	2,450	159

Total Building-Heavy Construct		41,025

Cable Satellite [1.4%]
Cablevision Systems
5.875%, 09/15/22	850	899
CCO Holdings
4.000%, 03/01/23(A)	1,500	1,518
CCO Holdings
5.375%, 05/01/25(A)	250	257
CCO Holdings
5.750%, 02/15/26(A)	1,625	1,690
CCO Holdings
5.500%, 05/01/26(A)	875	909
CCO Holdings
5.125%, 05/01/27(A)	1,100	1,157
CCO Holdings
5.875%, 05/01/27(A)	1,900	1,995
CCO Holdings
5.000%, 02/01/28(A)	900	945
CCO Holdings
4.750%, 03/01/30(A)	2,125	2,250
CCO Holdings
4.500%, 08/15/30(A)	2,800	2,940
CCO Holdings
4.250%, 02/01/31(A)	2,525	2,617
CSC Holdings
5.250%, 06/01/24	875	939
CSC Holdings
5.500%, 05/15/26(A)	775	806
5.500%, 04/15/27(A)	1,550	1,632
CSC Holdings
7.500%, 04/01/28(A)	675	745
CSC Holdings
5.750%, 01/15/30(A)	3,125	3,320
CSC Holdings
4.125%, 12/01/30(A)	2,775	2,828
CSC Holdings
4.625%, 12/01/30(A)	3,175	3,199
CSC Holdings
3.375%, 02/15/31(A)	400	387
DISH DBS
5.875%, 11/15/24	1,100	1,128
DISH DBS
7.750%, 07/01/26	1,925	2,116
DISH DBS
7.375%, 07/01/28(A)	925	953
Dolya Holdco 18 DAC
5.000%, 07/15/28(A)	1,275	1,272
Intelsat Jackson Holdings
5.500%, 08/01/23(D)	725	455
Intelsat Jackson Holdings
8.500%, 10/15/24(A) (D)	875	564
Intelsat Jackson Holdings
9.750%, 07/15/25(A) (D)	525	344
Sirius XM Radio
3.875%, 08/01/22(A)	600	606
Sirius XM Radio
4.625%, 07/15/24(A)	725	750
Sirius XM Radio
5.375%, 07/15/26(A)	525	546
Sirius XM Radio
5.500%, 07/01/29(A)	2,450	2,628
Sirius XM Radio
4.125%, 07/01/30(A)	2,175	2,216
Virgin Media Finance
5.000%, 07/15/30(A)	400	398
Virgin Media Secured Finance
5.500%, 08/15/26(A)	400	417
5.500%, 05/15/29(A)	900	966
Virgin Media Secured Finance
4.500%, 08/15/30(A)	825	848
Vmed O2 UK Financing I
4.250%, 01/31/31(A)	1,725	1,755
Ziggo Bond BV
6.000%, 01/15/27(A)	2,600	2,688
Ziggo Bond BV
5.125%, 02/28/30(A)	350	354
Ziggo BV
5.500%, 01/15/27(A)	1,475	1,545

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 67

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Ziggo BV
4.875%, 01/15/30(A)		$200	$207

Total Cable Satellite			53,789

Chemicals [1.3%]
Alpha 2 BV
8.750%cash/9.500% PIK, 06/01/23(A)		425	426
Alpha 3
6.250%, 02/01/25(A)		2,675	2,712
Axalta Coating Systems
4.750%, 06/15/27(A)		250	255
Braskem Idesa SAPI
7.450%, 11/15/29		7,615	7,246
Braskem Netherlands Finance BV
5.875%, 01/31/50		2,110	1,934
Braskem Netherlands Finance BV
8.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+8.220%, 01/23/81		5,225	5,282
Compass Minerals International
4.875%, 07/15/24(A)		1,200	1,224
Compass Minerals International
6.750%, 12/01/27(A)		1,200	1,296
Element Solutions
3.875%, 09/01/28(A)		1,025	1,006
Fire BC
4.750%, VAR Euribor 3 Month+4.750%, 09/30/24	EUR	2,805	2,919
Hexion
7.875%, 07/15/27(A)		2,275	2,274
Illuminate Buyer
9.000%, 07/01/28(A)		1,450	1,559
INEOS Styrolution Group GmbH
2.250%, 01/16/27	EUR	1,900	2,072
Koppers
6.000%, 02/15/25(A)		4,075	4,131
PQ
5.750%, 12/15/25(A)		500	514
Sasol Financing USA
6.500%, 09/27/28		2,760	2,621
Starfruit Finco BV
8.000%, 10/01/26(A)		3,075	3,255
Unigel Luxembourg
8.750%, 10/01/26		7,025	6,800
WR Grace & -Conn
4.875%, 06/15/27(A)		550	568

Total Chemicals			48,094

Coal Mining [0.8%]
Bayan Resources
6.125%, 01/24/23		300	284
DTEK Finance
10.750%cash/0% PIK, 12/31/24(D)		32,574	21,897
Eterna Capital Pte
8.000%, 12/11/22		7,432	2,118
Mongolian Mining
9.250%, 04/15/24		3,550	2,664
Mongolian Mining
0.000%, 10/01/67		7,787	3,945
New World Resources
8.000%, 04/07/20(D)	EUR	1,101	32

Total Coal Mining			30,940

Commercial Serv-Finance [0.0%]
Sisal Pay
3.875%, VAR Euribor 3 Month+3.875%, 12/17/26	EUR	400	455

Construction Machinery [0.1%]
United Rentals North America
5.875%, 09/15/26		575	606
United Rentals North America
5.500%, 05/15/27		850	902
United Rentals North America
4.875%, 01/15/28		600	630
United Rentals North America
5.250%, 01/15/30		325	355
United Rentals North America
4.000%, 07/15/30		700	718
United Rentals North America
3.875%, 02/15/31		700	710

Total Construction Machinery			3,921

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 68

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Consumer Cyclical Services [0.4%]
Allied Universal Holdco
6.625%, 07/15/26(A)		$1,575	$1,677
Allied Universal Holdco
9.750%, 07/15/27(A)		4,925	5,351
Brink’s
5.500%, 07/15/25(A)		250	261
Garda World Security
4.625%, 02/15/27(A)		1,275	1,281
Go Daddy Operating
5.250%, 12/01/27(A)		1,350	1,405
GW B-CR Security
9.500%, 11/01/27(A)		2,943	3,090

Total Consumer Cyclical Services			13,065

Consumer Products [0.2%]
Edgewell Personal Care
5.500%, 06/01/28(A)		875	921
Energizer Holdings
6.375%, 07/15/26(A)		675	726
Energizer Holdings
7.750%, 01/15/27(A)		1,125	1,229
Energizer Holdings
4.750%, 06/15/28(A)		550	569
Energizer Holdings
4.375%, 03/31/29(A)		1,450	1,464
Newell Brands
4.875%, 06/01/25		275	297
Prestige Brands
6.375%, 03/01/24(A)		3,225	3,306
Prestige Brands
5.125%, 01/15/28(A)		475	490

Total Consumer Products			9,002

Containers & Packaging [0.0%]
Guala Closures
3.500%, VAR Euribor 3 Month+3.500%, 04/15/24	EUR	250	291

Diversified Manufacturing [0.3%]
Colfax
6.000%, 02/15/24(A)		250	259
Colfax
6.375%, 02/15/26(A)		200	212
Entegris
4.625%, 02/10/26(A)		575	588
Gates Global
6.250%, 01/15/26(A)		4,175	4,303
Stevens Holding
6.125%, 10/01/26(A)		425	455
Titan Acquisition
7.750%, 04/15/26(A)		375	373
WESCO Distribution
5.375%, 12/15/21		1,600	1,600
5.375%, 06/15/24		775	796
WESCO Distribution
7.125%, 06/15/25(A)		450	490
WESCO Distribution
7.250%, 06/15/28(A)		2,250	2,465

Total Diversified Manufacturing			11,541

Diversified Minerals [0.1%]
Volcan Cia Minera SAA
5.375%, 02/02/22		3,220	3,216

Drugs [0.6%]
Cheplapharm Arzneimittel GmbH
3.500%, 02/11/27	EUR	200	226
Diocle Spa
3.875%, VAR Euribor 3 Month+3.875%, 06/30/26	EUR	315	363
Teva Pharmaceutical Finance
6.150%, 02/01/36		3,615	3,608
Teva Pharmaceutical Finance Netherlands III BV
7.125%, 01/31/25		2,425	2,551
Teva Pharmaceutical Finance Netherlands III BV
6.750%, 03/01/28		15,566	16,295

Total Drugs			23,043

Electric Utilities [1.0%]
Eskom Holdings SOC
7.125%, 02/11/25		335	308
Generacion Mediterranea
9.625%, 07/27/23		2,944	1,656
Genneia
8.750%, 01/20/22		1,705	1,320
Instituto Costarricense de Electricidad
6.950%, 11/10/21		1,500	1,504
Pampa Energia
7.375%, 07/21/23		3,650	3,126

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 69

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Pampa Energia
7.500%, 01/24/27		$2,210	$1,664
Perusahaan Listrik Negara
5.500%, 11/22/21		1,026	1,078
Perusahaan Listrik Negara, MTN
5.250%, 05/15/47		516	592
Perusahaan Listrik Negara, MTN
6.150%, 05/21/48		919	1,186
Stoneway Capital
10.000%, 03/01/27(D)		65,000	25,935

Total Electric Utilities			38,369

Electric-Distribution [0.1%]
Comision Federal de Electricidad
4.875%, 01/15/24		922	995
Comision Federal de Electricidad
5.750%, 02/14/42		1,236	1,367
Viridian Group FinanceCo
4.750%, 09/15/24	GBP	2,000	2,541

Total Electric-Distribution			4,903

Energy & Power [0.3%]
MSU Energy
6.875%, 02/01/25		19,271	11,804
Sheridan Production Partners
0.000%,		11	53

Total Energy & Power			11,857

Enterprise Software/Serv [0.0%]
Boxer Parent
6.500%, 10/02/25	EUR	300	363

Entertainment & Gaming [0.0%]
NagaCorp
9.375%, 05/21/21		1,500	1,523

Environmental [0.0%]
Tervita Escrow
7.625%, 12/01/21(A)		900	821

Export/Import Bank [0.1%]
Development Bank of Mongolia
7.250%, 10/23/23		404	424
Export-Import Bank of India
3.375%, 08/05/26		484	511
Export-Import Bank of India, MTN
4.000%, 01/14/23		815	858
Ukreximbank Via Biz Finance
9.750%, 01/22/25		648	660

Total Export/Import Bank			2,453

Finance Companies [0.4%]
Avolon Holdings Funding
5.125%, 10/01/23(A)		150	150
Navient
5.000%, 10/26/20		675	675
5.000%, 03/15/27		750	704
Navient
6.500%, 06/15/22		600	612
Navient
7.250%, 09/25/23		700	723
Navient
5.875%, 10/25/24		1,375	1,367
Navient
6.750%, 06/25/25		600	607
6.750%, 06/15/26		200	200
Navient, MTN
5.500%, 01/25/23		150	151
Navient, MTN
6.125%, 03/25/24		425	428
Park Aerospace Holdings
5.500%, 02/15/24(A)		1,000	1,008
Quicken Loans
5.750%, 05/01/25(A)		4,650	4,787
Quicken Loans
5.250%, 01/15/28(A)		1,575	1,660
Quicken Loans
3.625%, 03/01/29(A)		1,325	1,313
Quicken Loans
3.875%, 03/01/31(A)		1,925	1,901

Total Finance Companies			16,286

Financial Services [1.6%]
Bantrab Senior Trust
9.000%, 11/14/20		356	354
Cabot Financial Luxembourg II, MTN
6.375%, VAR Euribor 3 Month+6.375%, 06/14/24	EUR	1,005	1,175

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 70

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Credito Real SOFOM ER
7.250%, 07/20/23		$1,015	$995
Garfunkelux Holdco 3
8.500%, 11/01/22	GBP	2,662	3,150
India Infoline Finance, MTN
5.875%, 04/20/23		7,400	6,534
Motion Finco Sarl
7.000%, 05/15/25	EUR	1,575	1,817
Nile Delta Sukuk
4.000%, 10/31/20		31,746	28,572
NT Rig Holdco Pte
12.000%, 12/20/21		2,520	2,508
Oilflow SPV 1 DAC
12.000%, 01/13/22		6,318	6,239
Power Sector Assets & Liabilities Management
7.390%, 12/02/24		1,501	1,881
Russian Standard
13.000%cash/0% PIK, 10/27/22(D)		—	—
Shriram Transport Finance, MTN
5.700%, 02/27/22		900	856
Unifin Financiera
8.375%, 01/27/28		2,075	1,691
Unifin Financiera SOFOM ENR
7.000%, 01/15/25		2,650	2,175

Total Financial Services			57,947

Food & Beverage [0.5%]
Aramark Services
5.000%, 04/01/25(A)		625	634
5.000%, 02/01/28(A)		2,850	2,872
Aramark Services
6.375%, 05/01/25(A)		125	130
B&G Foods
5.250%, 04/01/25		725	745
Kraft Heinz Foods
4.375%, 06/01/46		4,400	4,521
Lamb Weston Holdings
4.625%, 11/01/24(A)		375	391
Lamb Weston Holdings
4.875%, 11/01/26(A)		1,025	1,068
4.875%, 05/15/28(A)		275	297
Post Holdings
5.000%, 08/15/26(A)		2,725	2,793
Post Holdings
5.750%, 03/01/27(A)		900	946
Post Holdings
5.625%, 01/15/28(A)		1,875	1,990
Post Holdings
5.500%, 12/15/29(A)		850	910
Post Holdings
4.625%, 04/15/30(A)		325	334
US Foods
5.875%, 06/15/24(A)		1,425	1,434

Total Food & Beverage			19,065

Food, Beverage & Tobacco [0.1%]
Ajecorp BV
6.500%, 05/14/22		785	780
CEDC Finance International
10.000%, 12/31/22(A)		7,230	4,555

Total Food, Beverage & Tobacco			5,335

Gaming [0.7%]
Boyd Gaming
8.625%, 06/01/25(A)		175	192
Boyd Gaming
6.375%, 04/01/26		1,525	1,588
Boyd Gaming
6.000%, 08/15/26		650	670
Boyd Gaming
4.750%, 12/01/27		1,100	1,079
Caesars Resort Collection
5.250%, 10/15/25(A)		1,125	1,089
Colt Merger Sub
5.750%, 07/01/25(A)		200	206
Colt Merger Sub
6.250%, 07/01/25(A)		1,150	1,202
Colt Merger Sub
8.125%, 07/01/27(A)		2,150	2,279
MGM Growth Properties Operating Partnership
5.625%, 05/01/24		425	450
MGM Growth Properties Operating Partnership
4.625%, 06/15/25(A)		400	408
MGM Growth Properties Operating Partnership
4.500%, 09/01/26		875	888
MGM Resorts International
6.000%, 03/15/23		500	519
MGM Resorts International
6.750%, 05/01/25		1,075	1,127

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 71

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
MGM Resorts International
5.750%, 06/15/25	$640	$671
MGM Resorts International
4.625%, 09/01/26	192	191
MGM Resorts International
5.500%, 04/15/27	762	796
Mohegan Gaming & Entertainment
7.875%, 10/15/24(A)	2,175	2,023
Stars Group Holdings BV
7.000%, 07/15/26(A)	3,750	3,985
Station Casinos
5.000%, 10/01/25(A)	1,625	1,598
Station Casinos
4.500%, 02/15/28(A)	1,575	1,449
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/25(A)	200	195
VICI Properties
3.500%, 02/15/25(A)	75	74
VICI Properties
4.250%, 12/01/26(A)	900	904
VICI Properties
3.750%, 02/15/27(A)	100	98
VICI Properties
4.625%, 12/01/29(A)	1,800	1,832
VICI Properties
4.125%, 08/15/30(A)	275	271

Total Gaming		25,784

Health Insurance [0.4%]
Centene
4.750%, 05/15/22	1,200	1,215
4.750%, 01/15/25	3,200	3,289
Centene
5.250%, 04/01/25(A)	1,000	1,039
Centene
5.375%, 06/01/26(A)	1,825	1,923
5.375%, 08/15/26(A)	1,650	1,748
Centene
4.250%, 12/15/27	1,075	1,125
Centene
4.625%, 12/15/29	500	539
Centene
3.375%, 02/15/30	250	259
Centene
3.000%, 10/15/30	2,500	2,551

Total Health Insurance		13,688

Healthcare [1.6%]
Acadia Healthcare
5.625%, 02/15/23	1,550	1,560
Acadia Healthcare
6.500%, 03/01/24	2,000	2,053
Acadia Healthcare
5.500%, 07/01/28(A)	875	900
Acadia Healthcare
5.000%, 04/15/29(A)	250	253
Air Medical Group Holdings
6.375%, 05/15/23(A)	1,675	1,675
Avantor
6.000%, 10/01/24(A)	525	549
Avantor Funding
4.625%, 07/15/28(A)	2,550	2,646
Charles River Laboratories International
5.500%, 04/01/26(A)	325	342
Charles River Laboratories International
4.250%, 05/01/28(A)	100	105
CHS
6.250%, 03/31/23	2,300	2,248
CHS
8.625%, 01/15/24(A)	775	771
CHS
6.625%, 02/15/25(A)	375	363
CHS
8.000%, 03/15/26(A)	400	393
Global Medical Response
6.500%, 10/01/25(A)	3,400	3,375
HCA
5.875%, 05/01/23	700	762
5.875%, 02/15/26	1,575	1,764
5.875%, 02/01/29	350	408
HCA
5.375%, 02/01/25	1,975	2,163
5.375%, 09/01/26	375	414
HCA
5.625%, 09/01/28	425	486
HCA
3.500%, 09/01/30	4,800	4,890
IQVIA
5.000%, 10/15/26(A)	1,475	1,541
5.000%, 05/15/27(A)	325	341

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 72

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
LifePoint Health
6.750%, 04/15/25(A)	$1,250	$1,316
LifePoint Health
4.375%, 02/15/27(A)	400	400
MEDNAX
6.250%, 01/15/27(A)	1,125	1,167
MPH Acquisition Holdings
7.125%, 06/01/24(A)	4,100	4,212
Polaris Intermediate
8.500%cash/9.250% PIK, 12/01/22(A)	2,600	2,645
RegionalCare Hospital Partners Holdings
9.750%, 12/01/26(A)	2,350	2,497
Surgery Center Holdings
6.750%, 07/01/25(A)	200	199
Team Health Holdings
6.375%, 02/01/25(A)	2,925	2,004
Teleflex
4.875%, 06/01/26	675	697
Teleflex
4.625%, 11/15/27	125	132
Teleflex
4.250%, 06/01/28(A)	100	103
Tenet Healthcare
6.750%, 06/15/23	950	997
Tenet Healthcare
4.625%, 07/15/24	625	628
Tenet Healthcare
5.125%, 05/01/25	1,025	1,035
5.125%, 11/01/27(A)	2,075	2,131
Tenet Healthcare
7.000%, 08/01/25	1,350	1,390
Tenet Healthcare
4.875%, 01/01/26(A)	550	560
Tenet Healthcare
6.250%, 02/01/27(A)	1,550	1,600
Tenet Healthcare
6.125%, 10/01/28(A)	1,650	1,605
Vizient
6.250%, 05/15/27(A)	1,600	1,676
West Street Merger Sub
6.375%, 09/01/25(A)	3,425	3,493

Total Healthcare		60,489

Hotels and Motels [0.2%]
Grupo Posadas
7.875%, 06/30/22(D)	16,910	6,563

Independent Energy [0.9%]
Antero Resources
5.625%, 06/01/23	1,325	960
Antero Resources
5.000%, 03/01/25	350	219
Apache
4.625%, 11/15/25	250	238
Apache
4.875%, 11/15/27	700	662
Ascent Resources Utica Holdings
10.000%, 04/01/22(A)	850	837
Ascent Resources Utica Holdings
7.000%, 11/01/26(A)	450	344
Berry Petroleum
7.000%, 02/15/26(A)	550	428
Callon Petroleum
6.125%, 10/01/24	1,155	329
Callon Petroleum
6.375%, 07/01/26	175	43
Carrizo Oil & Gas
6.250%, 04/15/23	575	184
Carrizo Oil & Gas
8.250%, 07/15/25	325	88
Centennial Resource Production
6.875%, 04/01/27(A)	750	306
Chesapeake Energy
7.000%, 10/01/24(D)	575	22
Chesapeake Energy
11.500%, 01/01/25(A) (D)	1,150	155
Continental Resources
4.375%, 01/15/28	650	563
CrownRock
5.625%, 10/15/25(A)	2,400	2,262
Endeavor Energy Resources
6.625%, 07/15/25(A)	725	745
Endeavor Energy Resources
5.750%, 01/30/28(A)	900	904
EP Energy
8.000%, 11/29/24(A) (D)	925	1
EQT Corp
7.875%, 02/01/25	1,150	1,275
EQT Corp
8.750%, 02/01/30	775	914
Gulfport Energy
6.000%, 10/15/24	300	186
Gulfport Energy
6.375%, 05/15/25	675	412

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 73

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
6.375%, 01/15/26	$225	$138
Jagged Peak Energy
5.875%, 05/01/26	750	746
Oasis Petroleum
6.875%, 03/15/22	865	205
6.875%, 01/15/23	175	41
Oasis Petroleum
6.250%, 05/01/26(A) (D)	650	152
Occidental Petroleum
2.900%, 08/15/24	875	742
Occidental Petroleum
3.500%, 06/15/25	1,600	1,328
Occidental Petroleum
8.000%, 07/15/25	750	755
Occidental Petroleum
5.875%, 09/01/25	900	825
Occidental Petroleum
3.200%, 08/15/26	1,275	1,011
Occidental Petroleum
8.875%, 07/15/30	1,300	1,339
Occidental Petroleum
6.625%, 09/01/30	1,050	969
Occidental Petroleum
6.450%, 09/15/36	1,300	1,108
Occidental Petroleum
4.300%, 08/15/39	1,575	1,092
Occidental Petroleum
4.100%, 02/15/47	425	287
Occidental Petroleum
4.400%, 08/15/49	750	525
Parsley Energy
5.375%, 01/15/25(A)	300	300
Parsley Energy
5.250%, 08/15/25(A)	275	272
Parsley Energy
5.625%, 10/15/27(A)	350	348
PDC Energy
6.125%, 09/15/24	925	881
PDC Energy
5.750%, 05/15/26	1,050	975
QEP Resources
5.250%, 05/01/23	925	673
QEP Resources
5.625%, 03/01/26	825	468
Range Resources
5.000%, 03/15/23	187	178
Range Resources
4.875%, 05/15/25	847	765
Range Resources
9.250%, 02/01/26(A)	925	950
SM Energy
5.000%, 01/15/24	300	160
SM Energy
5.625%, 06/01/25	375	169
SM Energy
6.750%, 09/15/26	350	156
SM Energy
6.625%, 01/15/27	300	133
Southwestern Energy
7.750%, 10/01/27	375	365
Ultra Resources
7.125%, 04/15/25(A)	400	2
WPX Energy
5.250%, 09/15/24	224	233
5.250%, 10/15/27	1,050	1,066
WPX Energy
4.500%, 01/15/30	600	590

Total Independent Energy		32,024

Industrial - Other [0.1%]
Booz Allen Hamilton
3.875%, 09/01/28(A)	300	308
Cushman & Wakefield US Borrower
6.750%, 05/15/28(A)	725	753
Vertical Holdco GmbH
7.625%, 07/15/28(A)	1,025	1,083

Total Industrial - Other		2,144

Insurance - P&C [0.9%]
Acrisure
8.125%, 02/15/24(A)	425	445
Acrisure
7.000%, 11/15/25(A)	250	246
Alliant Holdings Intermediate
6.750%, 10/15/27(A)	2,975	3,121
AmWINS Group
7.750%, 07/01/26(A)	3,550	3,799
Ardonagh Midco 2
11.500%, 01/15/27(A)	1,225	1,237
AssuredPartners
7.000%, 08/15/25(A)	2,325	2,368
GTCR AP Finance
8.000%, 05/15/27(A)	1,900	2,005
HUB International
7.000%, 05/01/26(A)	9,075	9,404
NFP
7.000%, 05/15/25(A)	300	318

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 74

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
NFP
6.875%, 08/15/28(A)		$4,775	$4,834
USI
6.875%, 05/01/25(A)		4,275	4,328

Total Insurance - P&C			32,105

Internet Connectiv Svcs [0.1%]
United Group
4.875%, 07/01/24	EUR	1,150	1,362
United Group BV
4.125%, VAR Euribor 3 Month+4.125%, 05/15/25	EUR	1,500	1,721
United Group BV
3.250%, VAR Euribor 3 Month+3.250%, 02/15/26	EUR	400	442

Total Internet Connectiv Svcs			3,525

Leisure [0.1%]
Live Nation Entertainment
4.750%, 10/15/27(A)		100	93
SeaWorld Parks & Entertainment
9.500%, 08/01/25(A)		225	234
Six Flags Entertainment
5.500%, 04/15/27(A)		1,750	1,659
Six Flags Theme Parks
7.000%, 07/01/25(A)		200	213
Vail Resorts
6.250%, 05/15/25(A)		125	133
Viking Cruises
6.250%, 05/15/25(A)		400	314
VOC Escrow
5.000%, 02/15/28(A)		500	443

Total Leisure			3,089

Lodging [0.1%]
Hilton Domestic Operating
4.250%, 09/01/24		475	473
Hilton Domestic Operating
5.125%, 05/01/26		1,900	1,956
Hilton Domestic Operating
5.750%, 05/01/28(A)		300	316
Hilton Domestic Operating
4.875%, 01/15/30		375	386
RHP Hotel Properties
4.750%, 10/15/27		450	415
Wyndham Hotels & Resorts
5.375%, 04/15/26(A)		375	381
Wyndham Hotels & Resorts
4.375%, 08/15/28(A)		475	461

Total Lodging			4,388

Media Entertainment [1.4%]
AMC Networks
4.750%, 12/15/22		750	750
4.750%, 08/01/25		450	465
AMC Networks
5.000%, 04/01/24		2,525	2,582
Cumulus Media New Holdings
6.750%, 07/01/26(A)		800	740
Diamond Sports Group
5.375%, 08/15/26(A)		1,700	1,203
Diamond Sports Group
6.625%, 08/15/27(A)		1,625	846
Entercom Media
7.250%, 11/01/24(A)		1,025	871
Entercom Media
6.500%, 05/01/27(A)		1,775	1,544
Gray Television
5.125%, 10/15/24(A)		450	459
Gray Television
5.875%, 07/15/26(A)		1,400	1,453
Gray Television
7.000%, 05/15/27(A)		1,300	1,409
iHeartCommunications
6.375%, 05/01/26		444	462
iHeartCommunications
8.375%, 05/01/27		3,899	3,841
iHeartCommunications
5.250%, 08/15/27(A)		375	366
iHeartCommunications
4.750%, 01/15/28(A)		1,350	1,272
Lamar Media
3.750%, 02/15/28(A)		450	448
Lamar Media
4.875%, 01/15/29(A)		725	754
Lamar Media
4.000%, 02/15/30(A)		225	225
Match Group
5.000%, 12/15/27(A)		1,225	1,292
Match Group
4.625%, 06/01/28(A)		550	567
Match Group
4.125%, 08/01/30(A)		1,275	1,290

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 75

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Nexstar Broadcasting
5.625%, 07/15/27(A)		$4,325	$4,543
Nexstar Broadcasting
4.750%, 11/01/28(A)		675	687
Nielsen Finance
5.000%, 04/15/22(A)		3,775	3,785
Nielsen Finance
5.625%, 10/01/28(A)		825	853
Nielsen Finance
5.875%, 10/01/30(A)		925	957
Nielsen Luxembourg SARL
5.000%, 02/01/25(A)		550	560
Outfront Media Capital
5.625%, 02/15/24		1,150	1,164
Outfront Media Capital
4.625%, 03/15/30(A)		75	72
Scripps Escrow
5.875%, 07/15/27(A)		1,750	1,689
Sinclair Television Group
5.625%, 08/01/24(A)		1,075	1,070
Sinclair Television Group
5.875%, 03/15/26(A)		1,475	1,453
Sinclair Television Group
5.125%, 02/15/27(A)		1,775	1,655
TEGNA
5.500%, 09/15/24(A)		100	102
TEGNA
4.750%, 03/15/26(A)		350	357
TEGNA
4.625%, 03/15/28(A)		900	880
TEGNA
5.000%, 09/15/29(A)		3,250	3,209
Terrier Media Buyer
8.875%, 12/15/27(A)		4,450	4,483
WMG Acquisition
3.875%, 07/15/30(A)		375	387

Total Media Entertainment			50,745

Medical Labs and Testing Srv [0.0%]
Synlab Bondco
4.750%, VAR Euribor 3 Month+4.750%, 07/01/25	EUR	310	367

Medical Products & Services [0.0%]
3AB Optique Developpement SAS
4.125%, VAR Euribor 3 Month+4.125%, 10/01/23	EUR	217	244
Metal-Copper [0.5%]
First Quantum Minerals
7.250%, 04/01/23		7,880	7,882
First Quantum Minerals
6.875%, 03/01/26		6,575	6,349
6.875%, 10/15/27(A)		2,900	2,799

Total Metal-Copper			17,030

Metal-Iron [0.9%]
Samarco Mineracao
4.125%, 11/01/22(D)		14,000	7,462
4.125%, 11/01/22(A) (D)		100	53
Samarco Mineracao
5.750%, 10/24/23(D) (E)		28,182	15,266
Samarco Mineracao
5.375%, 09/26/24(D)		18,014	9,652

Total Metal-Iron			32,433

Metals & Mining [1.0%]
Coeur Mining
5.875%, 06/01/24		1,725	1,721
Freeport-McMoRan
5.000%, 09/01/27		475	496
Freeport-McMoRan
4.125%, 03/01/28		300	304
Freeport-McMoRan
4.375%, 08/01/28		625	646
Freeport-McMoRan
5.250%, 09/01/29		400	430
Freeport-McMoRan
4.625%, 08/01/30		2,100	2,208
Freeport-McMoRan
5.400%, 11/14/34		1,225	1,355
Hudbay Minerals
7.250%, 01/15/23(A)		675	688
Hudbay Minerals
7.625%, 01/15/25(A)		1,375	1,399
Indonesia Asahan Aluminium Persero
5.710%, 11/15/23		776	862
Indonesia Asahan Aluminium Persero
4.750%, 05/15/25(A)		369	407
Indonesia Asahan Aluminium Persero
5.450%, 05/15/30(A)		451	522

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 76

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Indonesia Asahan Aluminium Persero
6.757%, 11/15/48	$676	$872
Indonesia Asahan Aluminium Persero
5.800%, 05/15/50(A)	217	255
Perenti Finance Pty
6.500%, 10/07/25	3,000	3,017
TiZir
9.500%, 07/19/22(A)	15	16
Vedanta Holdings Mauritius II
13.000%, 08/21/23	3,000	3,089
Vedanta Resources
8.250%, 06/07/21	19,326	18,263

Total Metals & Mining		36,550

Midstream [1.5%]
AmeriGas Partners
5.500%, 05/20/25	375	403
AmeriGas Partners
5.875%, 08/20/26	1,175	1,291
AmeriGas Partners
5.750%, 05/20/27	925	1,013
Antero Midstream Partners
5.375%, 09/15/24	1,300	1,111
Antero Midstream Partners
5.750%, 03/01/27(A)	3,100	2,565
5.750%, 01/15/28(A)	1,800	1,481
Buckeye Partners
4.125%, 03/01/25(A)	650	618
Buckeye Partners
4.500%, 03/01/28(A)	900	867
Cheniere Corpus Christi Holdings
5.875%, 03/31/25	700	798
Cheniere Corpus Christi Holdings
5.125%, 06/30/27	275	306
Cheniere Energy
4.625%, 10/15/28(A)	1,300	1,334
Cheniere Energy Partners
5.250%, 10/01/25	2,500	2,557
Cheniere Energy Partners
5.625%, 10/01/26	100	104
Cheniere Energy Partners
4.500%, 10/01/29	1,300	1,334
CNX Midstream Partners
6.500%, 03/15/26(A)	2,750	2,784
EQT Midstream Partners
4.750%, 07/15/23	725	724
EQT Midstream Partners
6.000%, 07/01/25(A)	675	696
EQT Midstream Partners
6.500%, 07/01/27(A)	1,125	1,192
6.500%, 07/15/48	225	212
EQT Midstream Partners
5.500%, 07/15/28	2,425	2,442
Hess Midstream Operations
5.625%, 02/15/26(A)	575	586
Hess Midstream Operations
5.125%, 06/15/28(A)	600	599
Holly Energy Partners
5.000%, 02/01/28(A)	1,550	1,511
MPLX
6.250%, 10/15/22	362	362
NuStar Logistics
5.750%, 10/01/25	575	594
NuStar Logistics
6.000%, 06/01/26	800	802
NuStar Logistics
5.625%, 04/28/27	2,400	2,371
NuStar Logistics
6.375%, 10/01/30	825	856
Rattler Midstream
5.625%, 07/15/25(A)	1,350	1,360
Suburban Propane Partners
5.500%, 06/01/24	1,225	1,237
Suburban Propane Partners
5.750%, 03/01/25	850	865
Suburban Propane Partners
5.875%, 03/01/27	1,775	1,824
Summit Midstream Holdings
5.500%, 08/15/22	1,200	840
Summit Midstream Holdings
5.750%, 04/15/25	2,225	1,270
Sunoco
5.500%, 02/15/26	725	724
Sunoco
5.875%, 03/15/28	325	333
Targa Resources Partners
5.250%, 05/01/23	500	499
Targa Resources Partners
5.875%, 04/15/26	825	847
Targa Resources Partners
5.375%, 02/01/27	1,075	1,081
Targa Resources Partners
6.500%, 07/15/27	2,050	2,137
Targa Resources Partners
5.000%, 01/15/28	1,875	1,828

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 77

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Targa Resources Partners
5.500%, 03/01/30(A)		$1,475	$1,477
Targa Resources Partners
4.875%, 02/01/31(A)		875	847
TransMontaigne Partners
6.125%, 02/15/26		700	725
Western Midstream Operating
4.000%, 07/01/22		800	805
Western Midstream Operating
4.100%, 02/01/25		500	476
Western Midstream Operating
4.650%, 07/01/26		150	146
Western Midstream Operating
4.500%, 03/01/28		1,050	987
Western Midstream Operating
5.050%, 02/01/30		400	389
Western Midstream Operating
5.450%, 04/01/44		400	342
Western Midstream Operating
5.300%, 03/01/48		2,475	1,992
Western Midstream Operating
5.500%, 08/15/48		800	660
Western Midstream Operating
6.250%, 02/01/50		75	70

Total Midstream			55,274

Miscellaneous Manufacturing [0.1%]
Anolis Capital Markets PCC
4.150%, 01/01/28	EUR	1,379	1,148
Hilong Holding
7.250%, 06/22/20(D)		7,850	3,964

Total Miscellaneous Manufacturing			5,112

None [0.0%]
Verisure Holding
3.875%, 07/15/26	EUR	1,100	1,290

Non-Ferrous Metals [0.2%]
Nacional del Cobre de Chile
4.250%, 07/17/42		601	684
Nacional del Cobre de Chile
5.625%, 10/18/43		1,322	1,786
Nacional del Cobre de Chile
4.875%, 11/04/44		1,681	2,102
Nacional del Cobre de Chile
4.500%, 08/01/47		840	1,008
Nacional del Cobre de Chile
4.375%, 02/05/49		975	1,157

Total Non-Ferrous Metals			6,737

Oil Field Services [0.3%]
Archrock Partners
6.875%, 04/01/27(A)		2,075	1,988
Archrock Partners
6.250%, 04/01/28(A)		1,750	1,649
Nabors Industries
7.250%, 01/15/26(A)		1,100	542
Nabors Industries
7.500%, 01/15/28(A)		175	84
Precision Drilling
7.750%, 12/15/23		775	589
Precision Drilling
5.250%, 11/15/24		250	167
Precision Drilling
7.125%, 01/15/26(A)		200	129
SESI
7.125%, 12/15/21		625	147
SESI
7.750%, 09/15/24		1,375	316
Shelf Drilling Holdings
8.250%, 02/15/25(A)		850	336
USA Compression Partners
6.875%, 04/01/26		2,625	2,602
6.875%, 09/01/27		1,475	1,463

Total Oil Field Services			10,012

Packaging [1.2%]
ARD Finance
6.500%cash/7.250% PIK, 06/30/27(A)		3,850	3,830
Ardagh Packaging Finance
6.000%, 02/15/25(A)		1,550	1,610

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 78

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Ardagh Packaging Finance
5.250%, 08/15/27(A)		$2,325	$2,369
Ball
2.875%, 08/15/30		2,200	2,175
Berry Global
6.000%, 10/15/22		700	701
Berry Global
5.125%, 07/15/23		589	598
Berry Global Escrow
4.875%, 07/15/26(A)		900	945
Berry Global Escrow
5.625%, 07/15/27(A)		525	551
Crown Americas
4.750%, 02/01/26		650	674
Crown Americas
4.250%, 09/30/26		75	78
Flex Acquisition
6.875%, 01/15/25(A)		3,700	3,698
Flex Acquisition
7.875%, 07/15/26(A)		3,975	4,044
Greif
6.500%, 03/01/27(A)		200	207
Mauser Packaging Solutions Holding
5.500%, 04/15/24(A)		1,325	1,330
Mauser Packaging Solutions Holding
7.250%, 04/15/25(A)		4,200	3,953
Owens-Brockway Glass Container
5.375%, 01/15/25(A)		975	1,028
Owens-Brockway Glass Container
6.375%, 08/15/25(A)		1,875	2,058
Owens-Brockway Glass Container
6.625%, 05/13/27(A)		325	352
Reynolds Group Issuer
7.000%, 07/15/24(A)		1,300	1,323
Reynolds Group Issuer
4.000%, 10/15/27(A)		2,800	2,821
Sealed Air
4.875%, 12/01/22(A)		1,125	1,173
Sealed Air
5.125%, 12/01/24(A)		425	460
Sealed Air
4.000%, 12/01/27(A)		1,150	1,202
Silgan Holdings
4.125%, 02/01/28		100	102
Trident TPI Holdings
9.250%, 08/01/24(A)		1,275	1,354
Trident TPI Holdings
6.625%, 11/01/25(A)		1,525	1,502
Trivium Packaging Finance BV
5.500%, 08/15/26(A)		700	725
Trivium Packaging Finance BV
8.500%, 08/15/27(A)		2,425	2,615

Total Packaging			43,478

Paper [0.1%]
Clearwater Paper
5.375%, 02/01/25(A)		1,850	1,939
Clearwater Paper
4.750%, 08/15/28(A)		1,000	1,002
Graphic Packaging International
4.750%, 07/15/27(A)		300	325
Graphic Packaging International
3.500%, 03/15/28(A)		600	599
3.500%, 03/01/29(A)		525	528

Total Paper			4,393

Paper & Related Products [0.2%]
Eldorado International Finance GmbH
8.625%, 06/16/21		1,290	1,298
Fabric BC
4.125%, VAR Euribor 3 Month+4.125%, 08/31/26	EUR	200	225
Suzano Austria GmbH
7.000%, 03/16/47		3,300	3,910
WEPA Hygieneprodukte GmbH
2.875%, 12/15/27	EUR	400	460

Total Paper & Related Products			5,893

Petroleum & Fuel Products [7.8%]
ADES International Holding
8.625%, 04/24/24		6,065	5,744
Brooge Petroleum and Gas Investment FZE
8.500%, 09/24/25(A)		4,000	3,799
Constellation Oil
0.000%cash/10.000% PIK, 11/09/24		38,459	11,153

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 79

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
DNO
8.750%, 05/31/23(A)	$7,700	$7,276
DNO
8.375%, 05/29/24(A)	6,135	5,706
Empresa Nacional del Petroleo
3.750%, 08/05/26	630	670
Empresa Nacional del Petroleo
4.500%, 09/14/47	976	1,064
Frontera Energy
9.700%, 06/25/23	6,570	5,411
Georgian Oil and Gas JSC
6.750%, 04/26/21	1,300	1,307
HKN Energy
11.000%, 03/06/24	20,700	20,371
Hunt Oil of Peru Sucursal Del Peru
6.375%, 06/01/28	3,150	3,154
KazMunayGas National JSC
5.375%, 04/24/30	989	1,159
KazMunayGas National JSC
6.375%, 10/24/48	706	904
Latina Offshore
8.875%, 10/15/22(A)	24,979	15,612
Leviathan Bond
5.750%, 06/30/23(A)	1,160	1,198
Leviathan Bond
6.125%, 06/30/25(A)	2,365	2,448
Leviathan Bond
6.500%, 06/30/27(A)	2,341	2,434
Leviathan Bond
6.750%, 06/30/30(A)	500	519
Medco Oak Tree Pte
7.375%, 05/14/26	1,715	1,653
Nostrum Oil & Gas Finance
8.000%, 07/25/22(D)	9,833	2,457
Nostrum Oil & Gas Finance BV
7.000%, 02/16/25(D)	25,009	6,190
NT Rig Holdco PTE
7.500%, 12/20/21(D)	25,338	15,203
Odebrecht Drilling Norbe VIII
7.350%cash/0% PIK, 12/01/26	7,831	1,997
Odebrecht Offshore Drilling Finance
7.720%cash/0% PIK, 12/01/26	3,523	361
Offshore Drilling Holding
8.375%, 10/19/20(D)	38,575	3,472
Oil and Gas Holding BSCC
7.625%, 11/07/24	621	665
Oil and Gas Holding BSCC
8.375%, 11/07/28	777	865
Oro Negro Drilling Pte
0.000%, (B)	3,683	—
Oro Negro Drilling Pte
7.500%, 12/31/49(A) (D)	23,137	3,124
Pertamina Persero
6.000%, 05/03/42	416	508
Pertamina Persero, MTN
6.500%, 11/07/48	583	779
Pertamina Persero, MTN
4.175%, 01/21/50	571	576
Petroamazonas EP
4.625%, 12/06/21	1,961	1,774
Petrobras Global Finance
6.875%, 01/20/40	7,530	8,382
Petrobras Global Finance
6.850%, 06/05/15	12,528	13,359
Petroleos de Venezuela
8.500%, 10/27/20(D)	10,470	1,256
Petroleos de Venezuela
9.750%, 05/17/35(D)	8,689	261
Petroleos del Peru
5.625%, 06/19/47	668	771
Petroleos Mexicanos
6.350%, 02/12/48	1,046	788
Petroleos Mexicanos
7.690%, 01/23/50	3,493	2,929
Petroleos Mexicanos
6.950%, 01/28/60	5,114	3,962
Petroleos Mexicanos, MTN
6.750%, 09/21/47	4,693	3,650
Petronas Capital, MTN
4.550%, 04/21/50	1,779	2,276
Petronas Capital, MTN
4.800%, 04/21/60	314	432
Puma International Financing
5.000%, 01/24/26	9,935	8,444
ShaMaran Petroleum
12.000%, 07/05/23(A)	19,620	14,126

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 80

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Sinopec Group Overseas Development 2012
4.875%, 05/17/42	$744	$981
Sinopec Group Overseas Development 2018
2.700%, 05/13/30	820	864
Sinopec Group Overseas Development 2018
3.350%, 05/13/50	238	260
Southern Gas Corridor CJSC
6.875%, 03/24/26	2,237	2,550
State Oil of the Azerbaijan Republic
6.950%, 03/18/30	1,364	1,616
Tullow Oil
6.250%, 04/15/22	200	103
Tullow Oil
7.000%, 03/01/25	51,345	23,875
Tullow Oil Jersey
6.625%, 07/12/21	56,800	36,920
YPF
8.500%, 03/23/21	33,274	31,261
YPF
8.750%, 04/04/24	1,676	1,347

Total Petroleum & Fuel Products		289,966

Pharmaceuticals [0.6%]
Bausch Health
5.500%, 03/01/23(A)	49	49
5.500%, 11/01/25(A)	900	924
Bausch Health
5.875%, 05/15/23(A)	145	144
Bausch Health
7.000%, 03/15/24(A)	425	440
Bausch Health
6.125%, 04/15/25(A)	3,875	3,967
Bausch Health
9.000%, 12/15/25(A)	550	598
Bausch Health
5.750%, 08/15/27(A)	275	292
Bausch Health
5.000%, 01/30/28(A)	950	923
Bausch Health
6.250%, 02/15/29(A)	2,150	2,211
Bausch Health
7.250%, 05/30/29(A)	1,950	2,101
Bausch Health
5.250%, 01/30/30(A)	375	369
Bausch Health Americas
9.250%, 04/01/26(A)	750	825
Bausch Health Americas
8.500%, 01/31/27(A)	3,150	3,461
Emergent BioSolutions
3.875%, 08/15/28(A)	250	251
Endo Dac
9.500%, 07/31/27(A)	845	883
Endo Dac
6.000%, 06/30/28(A)	1,252	920
Jaguar Holding II
4.625%, 06/15/25(A)	1,825	1,880
Jaguar Holding II
5.000%, 06/15/28(A)	600	626
Mallinckrodt International Finance
5.625%, 10/15/23(A)	750	187
Mallinckrodt International Finance
5.500%, 04/15/25(A)	2,575	644
Par Pharmaceutical
7.500%, 04/01/27(A)	325	341

Total Pharmaceuticals		22,036

Real Estate Investment Trusts [0.0%]
Emirates Reit Sukuk
5.125%, 12/12/22	1,000	450

Real Estate Oper/Develop [2.1%]
Alam Synergy Pte
11.500%, 04/22/21	19,231	13,654
Alam Synergy Pte
6.625%, 04/24/22	4,500	2,545
Arabian Centres Sukuk
5.375%, 11/26/24	4,850	4,480
CFLD Cayman Investment
8.600%, 04/08/24	5,890	5,500
China Evergrande Group
11.500%, 01/22/23	2,355	2,105
China Evergrande Group
9.500%, 03/29/24	2,835	2,317
China Evergrande Group
8.750%, 06/28/25	7,539	5,899
Dar Al-Arkan Sukuk
6.750%, 02/15/25	476	449
Fantasia Holdings Group
12.250%, 10/18/22	2,300	2,366
Fantasia Holdings Group
10.875%, 01/09/23	2,090	2,088
Fantasia Holdings Group
11.875%, 06/01/23	2,005	2,026

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 81

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Haya Finance 2017
5.125%, VAR Euribor 3 Month+5.125%, 11/15/22	EUR	450	$414
Haya Finance 2017
5.250%, 11/15/22	EUR	1,845	1,701
IRSA Propiedades Comerciales
8.750%, 03/23/23		$1,080	772
Jababeka International BV
6.500%, 10/05/23		1,000	805
Kaisa Group Holdings
8.500%, 06/30/22		3,871	3,803
Kaisa Group Holdings
10.875%, 07/23/23		1,340	1,347
Kaisa Group Holdings
9.375%, 06/30/24		5,160	4,876
Kaisa Group Holdings
11.250%, 04/16/25		1,930	1,896
Radiance Capital Investments
8.800%, 09/17/23		3,820	3,897
Redco Properties Group
11.000%, 08/06/22		3,800	3,790
Scenery Journey
12.000%, 10/24/23		6,040	5,383
Sinochem Overseas Capital
4.500%, 11/12/20		1,190	1,195
Zhenro Properties Group
8.650%, 01/21/23		1,403	1,435
Zhenro Properties Group
9.150%, 05/06/23		2,065	2,142
Zhenro Properties Group
8.350%, 03/10/24		3,030	3,057

Total Real Estate Oper/Develop			79,942

Regional Banks-Non US [0.0%]
Banco del Estado de Chile, MTN
3.875%, 02/08/22		562	585

Resorts/Theme Parks [0.0%]
CPUK Finance
6.500%, 08/28/26	GBP	200	253

Restaurants [0.4%]
1011778 BC ULC
4.250%, 05/15/24(A)		375	382
1011778 BC ULC
5.000%, 10/15/25(A)		4,975	5,101
1011778 BC ULC
4.375%, 01/15/28(A)		1,175	1,198
1011778 BC ULC
4.000%, 10/15/30(A)		3,850	3,880
KFC Holding
5.000%, 06/01/24(A)		325	333
KFC Holding
5.250%, 06/01/26(A)		625	650
KFC Holding
4.750%, 06/01/27(A)		975	1,023
Yum! Brands
4.750%, 01/15/30(A)		925	999
Yum! Brands
3.625%, 03/15/31		825	825

Total Restaurants			14,391

Retail [0.0%]
eG Global Finance
6.250%, 10/30/25	EUR	1,200	1,401
Grupo Famsa
9.750%, 12/15/24(A) (D)		799	144

Total Retail			1,545

Retailers [0.1%]
Hanesbrands
4.875%, 05/15/26(A)		250	267
Michaels Stores
8.000%, 07/15/27(A)		1,375	1,437
Party City Holdings
5.750%, VAR ICE LIBOR USD 6 Month+5.000%, 07/15/25(A)		528	385
William Carter
5.500%, 05/15/25(A)		375	393
William Carter
5.625%, 03/15/27(A)		125	130

Total Retailers			2,612

Semi-Conductors [0.0%]
Tunghsu Venus Holdings
7.000%, 06/12/20(D)		4,275	881

Silver Mining [0.1%]
Fresnillo
4.250%, 10/02/50		5,000	4,950

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 82

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Steel & Steel Works [0.8%]
CSN Islands XI
6.750%, 01/28/28	$6,490	$6,298
CSN Resources
7.625%, 04/17/26	2,440	2,472
Metinvest BV
8.500%, 04/23/26	6,703	6,773
Metinvest BV
7.650%, 10/01/27	10,500	10,188
7.650%, 10/01/27(A)	800	781
Metinvest BV
7.750%, 10/17/29	4,995	4,789

Total Steel & Steel Works		31,301

Supermarkets [0.2%]
Albertsons
3.500%, 02/15/23(A)	300	305
3.500%, 03/15/29(A)	1,025	995
Albertsons
5.750%, 03/15/25	1,414	1,459
Albertsons
3.250%, 03/15/26(A)	625	620
Albertsons
7.500%, 03/15/26(A)	1,075	1,179
Albertsons
5.875%, 02/15/28(A)	950	1,014
Albertsons
4.875%, 02/15/30(A)	375	391

Total Supermarkets		5,963

Technology [1.2%]
Ams
7.000%, 07/31/25(A)	1,950	2,064
Banff Merger Sub
9.750%, 09/01/26(A)	625	661
Black Knight InfoServ
3.625%, 09/01/28(A)	700	707
BY Crown Parent
4.250%, 01/31/26(A)	800	815
CDW
5.500%, 12/01/24	575	628
CDW
4.250%, 04/01/28	450	466
CDW
3.250%, 02/15/29	675	672
Dell International
7.125%, 06/15/24(A)	4,400	4,577
Dun & Bradstreet
6.875%, 08/15/26(A)	255	274
Dun & Bradstreet
10.250%, 02/15/27(A)	1,590	1,797
Fair Isaac
4.000%, 06/15/28(A)	150	155
Gartner
4.500%, 07/01/28(A)	625	657
Gartner
3.750%, 10/01/30(A)	550	556
Logan Merger Sub
5.500%, 09/01/27(A)	1,600	1,619
Microchip Technology
4.250%, 09/01/25(A)	750	778
NCR
8.125%, 04/15/25(A)	100	110
NCR
5.750%, 09/01/27(A)	300	314
NCR
5.000%, 10/01/28(A)	575	575
NCR
6.125%, 09/01/29(A)	1,350	1,430
NCR
5.250%, 10/01/30(A)	1,800	1,800
Nuance Communications
5.625%, 12/15/26	700	739
ON Semiconductor
3.875%, 09/01/28(A)	500	507
PTC
4.000%, 02/15/28(A)	250	257
Qorvo
5.500%, 07/15/26	725	769
Qorvo
4.375%, 10/15/29	1,000	1,062
Qorvo
3.375%, 04/01/31(A)	975	991
Refinitiv US Holdings
6.250%, 05/15/26(A)	1,150	1,231
Refinitiv US Holdings
8.250%, 11/15/26(A)	2,875	3,148
RP Crown Parent
7.375%, 10/15/24(A)	1,850	1,878
Science Applications International
4.875%, 04/01/28(A)	1,075	1,091
Sensata Technologies
5.000%, 10/01/25(A)	75	81
Sensata Technologies
4.375%, 02/15/30(A)	225	236
Sensata Technologies
3.750%, 02/15/31(A)	425	422

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 83

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Sensata Technologies UK Financing
6.250%, 02/15/26(A)		$725	$759
Sophia
9.000%, 09/30/23(A)		625	625
SS&C Technologies
5.500%, 09/30/27(A)		3,100	3,294
Tempo Acquisition
6.750%, 06/01/25(A)		5,550	5,664
TTM Technologies
5.625%, 10/01/25(A)		850	867
Veritas US
7.500%, 09/01/25(A)		1,375	1,418
Western Digital
4.750%, 02/15/26		550	596

Total Technology			46,290

Telephones & Telecommunications [3.1%]
Digicel Group 0.5
10.000%, 04/01/24		4,567	3,511
Digicel Group 0.5
8.000%, 04/01/25(A)		2,241	796
Digicel International Finance
8.750%, 05/25/24		3,133	3,157
Digicel International Finance
8.000%, 12/31/26		1,871	1,450
Internap Holdings LLC
0.000%,		61	1
Liquid Telecommunications Financing
8.500%, 07/13/22		4,880	4,959
Lorca Telecom Bondco SAU
4.000%, 09/18/27	EUR	390	468
Matterhorn Telecom
3.125%, 09/15/26	EUR	900	1,005
Maxcom Telecomunicaciones
8.000%, 10/25/24		4,950	2,079
Maxcom Telecomunicaciones
15.000%, 10/25/68		1,741	17
Oi
10.000% cash or 8.000%cash/4.000% PIK, 07/27/25		75,417	72,797
PLT VII Finance Sarl
4.625%, 01/05/26	EUR	300	357
Telecom Argentina
6.500%, 06/15/21		12,584	11,766
Telecom Argentina
8.500%, 08/06/25(A)		15,455	13,197
Vmed O2 UK Financing I
3.250%, 01/31/31(A)	EUR	1,200	1,398

Total Telephones & Telecommunications			116,958

Textile-Products [0.1%]
Prime Bloom Holdings
6.950%, 07/05/22		16,500	3,180

Transportation Services [0.3%]
DP World Crescent, MTN
3.875%, 07/18/29		762	794
DP World Crescent, MTN
3.750%, 01/30/30		699	721
Empresa de Transporte de Pasajeros Metro
4.700%, 05/07/50		1,035	1,274
Global Liman Isletmeleri
8.125%, 11/14/21		5,940	4,017
Kazakhstan Temir Zholy Finance BV
6.950%, 07/10/42		1,018	1,371
SCF Capital
5.375%, 06/16/23		1,182	1,273
Stena International
6.125%, 02/01/25(A)		1,100	1,058
Watco
6.500%, 06/15/27(A)		1,225	1,253

Total Transportation Services			11,761

Utility - Electric [0.5%]
Calpine
5.250%, 06/01/26(A)		875	909
Calpine
4.500%, 02/15/28(A)		925	947
Calpine
5.125%, 03/15/28(A)		1,050	1,087
Calpine
4.625%, 02/01/29(A)		475	474
Calpine
5.000%, 02/01/31(A)		475	484
DPL
4.125%, 07/01/25(A)		250	262
Enviva Partners
6.500%, 01/15/26(A)		3,050	3,214
NRG Energy
7.250%, 05/15/26		800	851

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 84

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
NRG Energy
6.625%, 01/15/27	$775	$820
NRG Energy
5.750%, 01/15/28	200	216
NRG Energy
5.250%, 06/15/29(A)	600	652
Pattern Energy Operations
4.500%, 08/15/28(A)	600	622
TerraForm Power Operating
4.250%, 01/31/23(A)	600	615
TerraForm Power Operating
5.000%, 01/31/28(A)	1,125	1,232
TerraForm Power Operating
4.750%, 01/15/30(A)	1,000	1,057
Vistra Operations
5.500%, 09/01/26(A)	1,800	1,879
Vistra Operations
5.625%, 02/15/27(A)	1,850	1,952
Vistra Operations
5.000%, 07/31/27(A)	725	760

Total Utility - Electric		18,033

Wireless Communications [0.5%]
Altice France
7.375%, 05/01/26(A)	3,625	3,799
Altice France
8.125%, 02/01/27(A)	225	245
Sprint
7.875%, 09/15/23	1,250	1,436
Sprint
7.125%, 06/15/24	100	115
Sprint
7.625%, 02/15/25	1,000	1,170
7.625%, 03/01/26	800	967
Sprint Capital
6.875%, 11/15/28	1,525	1,906
Sprint Communications
6.000%, 11/15/22	1,525	1,643
T-Mobile USA
6.000%, 03/01/23	625	627
6.000%, 04/15/24	550	561
T-Mobile USA
6.500%, 01/15/26	4,675	4,885
T-Mobile USA
4.500%, 02/01/26	1,125	1,159
T-Mobile USA
4.750%, 02/01/28	325	348

Total Wireless Communications		18,861

Total Corporate Bonds
Cost ($1,910,936)		1,707,723

Loan Participations [21.2%](F)
Aerospace [0.5%]
AI Convoy (Luxembourg) S.a r.l., Facility B (USD), 1st Lien
4.650%, VAR LIBOR+3.500%, 01/18/27	1,282	1,273
American Airlines, Inc., 2017 Class B Term Loan, 1st Lien
2.152%, VAR LIBOR+2.000%, 12/15/23	712	580
American Airlines, Inc., 2017 Class B Term Loans, 1st Lien
2.146%, VAR LIBOR+2.000%, 04/28/23	1,824	1,488
Amwins 5/16 Cov-Lite Lien 1
1.906%, 10/06/23	990	939
Ducommun Incorporated, Term B Loan, 1st Lien
4.156%, VAR LIBOR+4.000%, 11/21/25	2,035	1,909
Dynasty Acquisition Co., Inc., 2020 Term B-1 Loan, 1st Lien
3.720%, VAR LIBOR+3.500%, 04/06/26	649	$570
Dynasty Acquisition Co., Inc., 2020 Term B-2 Loan, 1st Lien
3.720%, VAR LIBOR+3.500%, 04/06/26	349	307
MB Aerospace Term Loan
4.500%, VAR LIBOR+3.500%, 12/13/24	681	538

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 85

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Science Applications International Corp (SAIC) Term Loan B (2018)
2.031%, VAR LIBOR+1.750%, 11/05/25		$1,770	$1,726
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 10/20/27		2,560	2,577
Spirit AeroSystems, Term Loan, 1st Lien
5.250%, 01/30/25		850	846
TransDigm Inc., Tranche E Refinancing Term Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 05/30/25		1,404	1,325
TransDigm Inc., Tranche F Refinancing Term Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 12/09/25		3,070	2,897
TransDigm Inc., Tranche G Refinancing Term Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 08/22/24		182	172
WP CPP Holdings, Term B Loan
4.500%, VAR LIBOR+3.500%, 04/30/25		1,303	1,135

Total Aerospace			18,282

Automobile [0.0%]
Belron Finance 2019 LLC, Dollar Second Incremental Loan, 1st Lien
2.768%, VAR LIBOR+2.500%, 10/30/26		527	520

Automotive [0.3%]
Abra Auto Body, Term Loan, 1st Lien
3.147%, 02/05/26		926	892
Adient US LLC, Initial Term Loan, 1st Lien
4.492%, VAR LIBOR+4.250%, 05/06/24		2,237	2,209
Autokiniton US Holdings (L&W) Incremental Term Loan B
5.906%, 05/22/25		864	822
Autokiniton US Holdings (L&W), Term Loan B
6.531%, VAR LIBOR+4.000%, 05/17/25		430	411
BCA Marketplace Term Loan B1
5.451%, 09/24/26	GBP	1,000	1,224
Dana Term Loan B
2.410%, 02/27/26		570	555
Dealer Tire, LLC, Term B-1 Loan, 1st Lien
4.399%, VAR LIBOR+4.250%, 12/12/25		498	485
Holley Purchaser, Inc., Initial Term Loan, 1st Lien
5.261%, VAR LIBOR+5.000%, 10/24/25		350	330
Power Solutions Term Loan B
3.750%, 04/30/26	EUR	3,000	3,451
TI Automotive, Term Loan B, 1st Lien
3.750%, 12/16/24		625	623

Total Automotive			11,002

Beverage, Food and Tobacco [0.1%]
Froneri International Limited, Facility B1, 1st Lien
2.625%, VAR Euribor+2.625%, 01/29/27		2,000	2,278
Froneri International Limited, Facility B2, 1st Lien
2.397%, VAR LIBOR+2.250%, 01/29/27		575	551

Total Beverage, Food and Tobacco			2,829

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 86

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Broadcast radio and television [0.0%]
NEP Europe Finco B.V. (EUR) Term Loan
3.500%, VAR Euribor+3.500%, 10/03/25	EUR	985	$1,009

Broadcasting [0.4%]
Diamond Sports Group, LLC, Term Loan, 1st Lien
3.400%, VAR LIBOR+3.250%, 08/24/26		$1,985	$1,532
Gray Television, Inc., Term B-2 Loan, 1st Lien
2.405%, VAR LIBOR+2.250%, 02/07/24		950	928
Gray Television, Inc., Term C Loan, 1st Lien
2.655%, VAR LIBOR+2.500%, 01/02/26		1,588	1,558
IHeartcommunications, Inc., Term Loan
4.750%, 05/01/26		1,305	1,254
LCPR Loan Financing LLC, Initial Term Loan, 1st Lien
5.152%, VAR LIBOR+5.000%, 10/15/26		2,805	2,799
Nexstar Broadcasting, Inc., Term B-3 Loan, 1st Lien
2.395%, VAR LIBOR+2.250%, 01/17/24		2,308	2,247
Nexstar Broadcasting, Inc., Term B-4 Loan, 1st Lien
2.905%, VAR LIBOR+2.750%, 09/18/26		2,257	2,205
Quincy Newspapers Term Loan B
5.250%, VAR LIBOR+3.000%, 10/19/22		293	288
Sinclair Broadcasting Group Term Loan B-2
2.400%, 01/31/24		1,791	1,741

Total Broadcasting			14,552
Broadcasting and Entertainment [0.1%]
Dorna Sports, S.L., B2€ Term Loan Facility, 1st Lien
3.250%, VAR Euribor+3.250%, 05/03/24	EUR	1,000	$1,139
Stage Entertainment B.V., Facility B2, 1st Lien
3.250%, VAR Euribor+3.250%, 06/02/26		$1,000	892
Tele Columbus AG, Facility A2, 1st Lien
3.000%, VAR Euribor+3.000%, 10/15/24	EUR	1,248	1,382

Total Broadcasting and Entertainment			3,413

Building and Development [0.1%]
Foncia Senior Facility B3
3.250%, VAR Euribor+3.250%, 07/28/23	EUR	1,482	1,699
Stella Facility B
3.750%, 01/30/26	EUR	1,000	1,140

Total Building and Development			2,839

Business equipment and services [0.5%]
Civica Term Loan
5.475%, 10/10/24	GBP	2,000	2,485
Colour Bidco (NGA UK) Term Loan B
5.544%, VAR LIBOR+5.250%, 11/22/24	GBP	1,500	1,352
Exact Software Term Loan B
3.250%, 04/10/26	EUR	1,000	1,144
First Names Group Term Loan B (EUR)
3.750%, VAR Euribor+3.750%, 03/07/25	EUR	2,000	2,265
PlusServer Covenant-Lite Term Loan
3.750%, VAR Euribor+3.750%, 09/13/24	EUR	1,000	446
Proxiserve (aka Persea) Term Loan
3.750%, 02/27/26	EUR	1,000	1,154

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
QA Term Loan
5.380%, VAR LIBOR+4.750%, 07/26/24	GBP	3,000	$3,252
Trescal Term Loan B
3.250%, VAR Euribor+3.250%, 03/14/25	EUR	1,000	1,085
Universidad Europea Facility B
3.750%, 02/25/26	EUR	2,000	2,292
ZPG (aka Zoopla) Term Loan B
4.304%, VAR LIBOR +4.250%, 06/06/25	GBP	2,000	2,451

Total Business equipment and services			17,926

Cable & satellite television [0.1%]
DeltaFiber (Gamma Infrastructure III B.V.) Term Loan B
3.500%, 01/09/25	EUR	2,595	2,932

Cable/Wireless Video [1.1%]
Altice Financing S.A., October 2017 USD Term Loan, 1st Lien
2.895%, VAR LIBOR+2.750%, 01/31/26		$4,154	3,915
Altice Financing Term Loan B (2017)
2.902%, VAR LIBOR+2.750%, 07/15/25		2,199	2,096
Cablevision Lightpath, Term Loan B, 1st Lien
3.250%, 09/15/27		700	696
Charter Communications Operating Llc Lien1
1.900%, 04/30/25		4,253	4,173
Charter Communications Operating, LLC, Term B-2 Loan, 1st Lien
1.900%, VAR LIBOR+1.750%, 02/01/27		2,970	2,898
Cogeco Communications (USA) II LP, Term B Loan, 1st Lien
2.147%, VAR LIBOR+2.000%, 01/03/25		1,013	984
Coral-US Co-Borrower LLC, Term B-5 Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 01/31/28		3,755	3,627
CSC Holdings, LLC, March 2017 Refinancing Term Loan, 1st Lien
2.402%, VAR LIBOR+2.250%, 07/17/25		3,412	3,295
CSC Holdings, LLC, September 2019 Initial Term Loan, 1st Lien
2.652%, VAR LIBOR+2.500%, 04/15/27		784	759
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, 1st Lien
8.000%, VAR Prime Rate by Country+4.750%, 11/27/23		1,550	1,555
RCN Cable, Term Loan, 1st Lien
3.500%, 09/11/26		2,000	1,963
Telenet Financing USD LLC, Term Loan AR Facility, 1st Lien
2.152%, VAR LIBOR+2.000%, 04/30/28		1,075	1,036
Virgin Media Bristol LLC, N Facility, 1st Lien
2.652%, VAR LIBOR+2.500%, 01/31/28		5,070	4,914
Ziggo Financing Partnership, Term Loan I Facility, 1st Lien
2.652%, VAR LIBOR+2.500%, 04/30/28		9,335	8,968

Total Cable/Wireless Video			40,879

Cargo Transport [0.1%]
Akita Bidco S.a r.l., Facility B3, 1st Lien
3.500%, VAR Euribor+3.500%, 11/10/25		1,000	1,145

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 88

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Boluda Towage, S.L., Facility B1, 1st Lien
3.500%, VAR Euribor+3.500%, 07/30/26	EUR	1,000	$1,129
Silk Bidco AS, Facility B, 1st Lien
4.000%, VAR Euribor+4.000%, 02/24/25	EUR	2,500	2,242

Total Cargo Transport			4,516

Chemicals [1.1%]
Ascend Performance Materials Operations LLC, Initial Term Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 08/27/26		$427	425
Axalta Coating Systems Dutch Holding B B.V. (Axalta Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar Loan, 1st Lien
1.970%, VAR LIBOR+1.750%, 06/01/24		810	790
Berry Global, Inc., Term Y Loan, 1st Lien
2.156%, VAR LIBOR+2.000%, 07/01/26		2,970	2,878
Consolidated Energy Limited Term Loan B
2.656%, VAR LIBOR+2.500%, 05/07/25		1,859	1,689
Emerald Performance Materials, LLC, Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 08/12/25		1,000	996
Ferro Corp, Term Loan B-1
2.558%, VAR LIBOR+2.250%, 02/14/24		2,948	2,894
Ferro Corp, Term Loan B-2
2.558%, VAR LIBOR+2.250%, 02/14/24		841	826
Ferro Corp, Term Loan B-3
2.558%, VAR LIBOR+2.250%, 02/14/24		823	808
Gemini HDPE LLC Term Loan B
2.761%, VAR LIBOR+2.500%, 07/24/21		1,689	1,649
HB Fuller Term Loan B
2.156%, VAR LIBOR+2.000%, 10/20/24		699	689
INEOS Enterprises Holdings Limited, Refinancing Tranche B Dollar Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 08/28/26		3,377	3,349
Ineos Group Holdings PLC Term Loan B
2.147%, VAR LIBOR+2.000%, 04/01/24		7,705	7,472
Messer Industries Term Loan B
2.720%, 03/02/26		1,141	1,115
Minerals Technologies Inc. Term Loan B (2017)
3.000%, VAR LIBOR+2.250%, 02/14/24		1,991	1,951
Momentive Performance Term Loan B
3.410%, 05/15/24		2,361	2,256
Nouryon Finance B.V., Initial Dollar Term Loan, 1st Lien
3.151%, VAR LIBOR+3.000%, 10/01/25		3,077	2,975
PQ Corporation Term Loan B
2.511%, VAR LIBOR+2.500%, 02/07/27		2,570	2,502
Styrolution, Term Loan, 1st Lien
2.308%, 01/22/27		821	798

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 89

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Tronox Finance LLC, Initial Dollar Term Loan, 1st Lien
3.220%, VAR LIBOR+3.000%, 09/23/24		$1,503	$1,477
Univar Solutions USA Inc., Term B-3 Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 07/01/24		1,058	1,043
Univar Solutions USA Inc., Term B-5 Loan, 1st Lien
2.147%, VAR LIBOR+2.000%, 07/01/26		995	964
Vantage Specialty Chemicals Term Loan B
4.500%, VAR LIBOR+3.500%, 10/28/24		619	555
Vantage Specialty Chemicals, Inc., Initial Loan, 2nd Lien
9.250%, VAR LIBOR+8.250%, 10/27/25		790	598

Total Chemicals			40,699

Chemicals, Plastics and Rubber [0.3%]
Aruba Investments, Inc., Initial Euro Term Loan (2020), 1st Lien
4.250%, VAR Euribor+4.250%, 07/07/25		1,000	1,163
Colouroz Investment 1 GMBH, Initial Euro Term Loan, 1st Lien
5.000%, VAR Euribor+4.250%, 09/21/23		997	1,071
Colouroz Investment 1 GMBH, Initial Term C Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 09/21/23		401	362
Colouroz Investment 2, LLC, Initial Term B-2 Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 09/21/23		2,426	2,188
INEOS Enterprises Holdings Limited, Refinancing Tranche B Euro Term Loan, 1st Lien
3.250%, VAR Euribor+3.250%, 08/28/26		1,000	1,155
Nouryon Finance B.V., Initial Euro Term Loan, 1st Lien
3.250%, VAR Euribor+3.250%, 10/01/25	EUR	1,000	1,153
Novacap Facility B
3.500%, VAR Euribor+3.500%, 04/28/23	EUR	2,180	2,463
Novacap Facility B3
3.500%, VAR Euribor+3.500%, 06/22/23	EUR	319	359
Specialty Chemicals International B.V., Facility B-1, 1st Lien
4.500%, VAR Euribor+4.500%, 03/15/27		1,500	1,731

Total Chemicals, Plastics and Rubber			11,645

Conglomerates [0.1%]
Socotec Term Loan (EUR)
3.750%, VAR Euribor+3.500%, 07/20/24	EUR	1,000	1,128
Socotec Term Loan (GBP)
4.641%, VAR LIBOR+4.250%, 07/20/24	GBP	1,000	1,205

Total Conglomerates			2,333

Consumer Durables [0.0%]
American Bath Group, Term Loan B (2018)
5.000%, 09/30/23		540	539
Justrite (Safety Products) Delay Draw
5.572%, 06/28/26		108	95

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Justrite (Safety Products) Term Loan B
5.572%, 06/28/26		$882	$777

Total Consumer Durables			1,411

Consumer NonDurables [0.2%]
ABG Intermediate Holdings 2 LLC, Amendment No. 5 Incremental Term Loan, 1st Lien
6.250%, VAR LIBOR+5.250%, 09/27/24		480	475
ABG Intermediate Holdings 2 LLC, Initial Term Loan, 1st Lien
3.720%, VAR LIBOR+3.500%, 09/27/24		1,836	1,796
Coty Inc., Term A USD Loan, 1st Lien
1.909%, 04/05/23		1,972	1,785
Coty Inc., Term B USD Loan, 1st Lien
2.409%, VAR LIBOR+2.250%, 04/07/25		987	879
Guadarrama Proyectors Educativos SL, Term Loan, 1st Lien
4.250%, 07/10/26		1,000	1,150
Playcore, Term Loan B
4.750%, VAR LIBOR+3.750%, 09/18/24		297	272

Total Consumer NonDurables			6,357

Containers and glass products [0.1%]
Faerch Plast Term Loan B1
3.500%, VAR Euribor+3.250%, 07/24/24	EUR	2,500	2,792
Weener Plastics Group Term Loan B
3.750%, VAR Euribor+3.750%, 06/20/25	EUR	1,500	1,707

Total Containers and glass products			4,499

Containers, Packaging and Glass [0.1%]
Klockner Pentaplast of America, Inc. (fka Kleopatra Acquisition Corp), Euro Term Loan, 1st Lien
4.750%, VAR Euribor+4.750%, 06/30/22		2,500	2,786

Diversified Media [0.8%]
Alchemy Copyrights, LLC, 2020 Term Loan, 1st Lien
4.000%, VAR LIBOR+3.250%, 08/16/27		1,910	1,905
Banijay Entertainment S.A.S. , Facility B (USD), 1st Lien
3.907%, VAR LIBOR+3.750%, 03/01/25		1,285	1,256
Cambium Learning Group, Inc., Initial Term Loan, 1st Lien
4.720%, VAR LIBOR+4.500%, 12/18/25		497	490
Camelot U.S. Acquisition 1 Co, Term Loan B, 1st Lien
3.000%, 10/31/26		1,600	1,591
Cineworld (Crown Finance) Incremental 2019 Term Loan
3.572%, 09/20/26		1	1
Deluxe Entertainment Services Group Inc.
0.000%, (G)		19	8
Ew Scripps Cov-Lite
2.656%, 05/01/26		652	634
Formula One Management Limited, Facility B3 (USD), 1st Lien
3.500%, VAR LIBOR+2.500%, 02/01/24		2,980	2,884
Harland Clarke Holdings Term Loan B7
5.750%, VAR LIBOR+4.750%, 11/03/23		3,973	3,237

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 91

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Lions Gate Capital Holdings LLC, Term B Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 03/24/25		$2,253	$2,169
Lions Gate Entertainment Term Loan A (2018)
1.911%, 03/22/23		951	913
Melita, Term Loan
3.750%, 07/30/26		1,000	1,144
Meredith, Term Loan
2.655%, 01/31/25		527	507
Merrill Communications LLC Term Loan B (2019)
6.195%, 10/05/26(B)		457	445
MH Sub I, LLC (Micro Holding Corp.), 2020 June New Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 09/13/24		365	360
MH Sub I, LLC (Micro Holding Corp.), Amendment No. 2 Initial Term Loan, 1st Lien
3.647%, VAR LIBOR+3.500%, 09/13/24		2,298	2,232
MH Sub I, LLC (Micro Holding Corp.), Amendment No. 2 Initial Term Loan, 2nd Lien
7.647%, VAR LIBOR+7.500%, 09/15/25		145	144
Nielsen Finance LLC Term Loan B-4
2.154%, VAR LIBOR+2.000%, 10/04/23		2,229	2,182
UPC Broadband Holding BV, Term Loan, 1st Lien
0.000%, 01/20/29(G)		750	868
0.000%, 01/31/29(G)		750	868
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-1 Loan, 1st Lien
2.900%, VAR LIBOR+2.750%, 05/18/25		6,859	5,839

Total Diversified Media			29,677

Diversified/Conglomerate Manufacturing [0.1%]
Dedalus Finance GmbH, Senior Facility B, 1st Lien
4.500%, VAR Euribor+4.500%, 05/04/27		2,500	2,909

Diversified/Conglomerate Service [0.3%]
Boels Topholding B.V., Facility B, 1st Lien
4.000%, VAR Euribor+4.000%, 01/14/27		3,000	3,414
Freshworld Holding IV GmbH, Facility B Loan, 1st Lien
3.750%, VAR Euribor+3.750%, 10/02/26	EUR	1,000	1,149
Inspired Finco Holdings Limited, Facility B2, 1st Lien
3.250%, VAR Euribor+3.250%, 05/28/26	EUR	1,000	1,145
Marnix SAS, Facility B (EUR), 1st Lien
3.500%, VAR Euribor+3.500%, 11/19/26	EUR	2,500	2,881
Sector Alarm Holding AS, Facility B1, 1st Lien
3.000%, VAR Euribor+3.000%, 06/12/26		1,000	1,147
Verisure Holding AB (publ), Facility B1E, 1st Lien
3.000%, VAR Euribor+3.000%, 10/21/22		627	726

Total Diversified/Conglomerate Service			10,462

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Drugs [0.2%]
Ethypharm Facility B1
5.542%, VAR LIBOR+4.750%, 07/21/23	GBP	1,000	$1,252
HRA Term Loan
3.500%, VAR Euribor+3.500%, 07/31/24	EUR	2,000	2,204
Unilabs Term Loan B2
3.000%, VAR Euribor+2.750%, 04/19/24	EUR	2,500	2,844

Total Drugs			6,300

Ecological [0.1%]
Sapphire Bidco B.V., Facility B, 1st Lien
3.250%, VAR Euribor+3.250%, 05/05/25	EUR	2,000	2,260

Electronics [0.1%]
ION Trading Technologies S.a r.l., Initial Euro Term Loan (2018), 1st Lien
4.250%, VAR Euribor+3.250%, 11/21/24	EUR	2,554	2,931
MA Financeco., LLC, Euro Tranche B-1 Term Loan, 1st Lien
4.500%, VAR Euribor+4.500%, 06/05/25		$2,000	2,327

Total Electronics			5,258

Electronics/electric [0.1%]
Genesys (Greeneden) Tranche B-3 Euro Term Loan
3.500%, VAR Euribor+3.500%, 12/01/23	EUR	924	1,073
Oberthur Technologies Facility B
3.750%, VAR Euribor+3.750%, 01/10/24	EUR	3,000	3,353

Total Electronics/electric			4,426

Energy [0.2%]
APR Operating LLC, Initial Term Loan, 2nd Lien
7.299%, VAR LIBOR+7.000%, 05/27/24		735	27
BCP Raptor II, LLC, Initial Term Loan, 1st Lien
4.897%, VAR LIBOR+4.750%, 11/03/25		332	231
BlackBrush Oil & Gas, L.P., Closing Date Commitment (Term Loan), 1st Lien
6.000%, VAR LIBOR+5.000%, 09/03/25		422	422
Crestwood Holdings LLC, Term Loan, 1st Lien
7.660%, VAR LIBOR+7.500%, 03/06/23		1,596	1,039
Eagleclaw (BCP Raptor) Term Loan B
5.250%, VAR LIBOR+4.250%, 06/24/24		984	767
Frac Tech International Term Loan B — 2014
5.750%, VAR LIBOR+4.750%, 04/16/21		1,501	520
Invenergy Thermal Operating I LLC, Term Loan B
3.147%, VAR LIBOR+3.000%, 08/28/25		946	939
Keane Group Holdings, LLC, Term Loan
4.500%, VAR LIBOR+3.500%, 05/25/25		1,141	1,004
Lower Cadence Holdings LLC, Initial Term Loan, 1st Lien
4.147%, VAR LIBOR+4.000%, 05/22/26		1,030	949

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 93

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
NWR Holdings B.V., Super Senior Term Facility, 1st Lien
14.500%, 12/31/49(F)	EUR	407	$—
Osum Production Corp. Extended Term Loan
8.500%, 07/31/22		$419	371
Stetson Midsteam (GIP) Term Loan B
4.420%, VAR LIBOR+4.250%, 07/23/25		624	408
Summit Midstream Partners Term Loan B
7.000%, VAR LIBOR+6.000%, 05/13/22		951	190
Traverse Midstream Partners LLC, Advance, 1st Lien
5.000%, VAR LIBOR+4.000%, 09/27/24		383	351

Total Energy			7,218

Finance (including structured products) [0.4%]
AI Avocado B.V., Facility B3 (EUR), 1st Lien
4.500%, VAR Euribor+4.500%, 09/18/23	EUR	2,988	3,441
AI Sirona (Luxembourg) Acquisition S.a r.l., Facility B (EUR), 1st Lien
4.000%, VAR Euribor+4.000%, 09/29/25	EUR	2,000	2,305
Everest Bidco SAS, Facility B, 1st Lien
3.250%, VAR Euribor+3.250%, 07/04/25	EUR	1,000	1,102
IFCO Management GmbH, Facility B1A, 1st Lien
3.500%, VAR Euribor+3.500%, 05/29/26		1,000	1,161
IFCO Management GmbH, Term Loan, 1st Lien
3.500%, 05/29/26		1,500	1,742
Nets Holdco 4 ApS, Facility B2, 1st Lien
3.750%, VAR Euribor+3.750%, 02/06/25	EUR	2,000	2,310
Summer (BC) Bidco B LLC, Facility B (EUR), 1st Lien
4.750%, VAR Euribor+4.750%, 12/04/26		1,000	1,119
Techem Verwaltungsgesellschaft 675 mbH, Facility B4, 1st Lien
2.625%, VAR Euribor+2.625%, 07/15/25		1,479	1,698

Total Finance (including structured products)			14,878

Financial [1.4%]
Altisource Term Loan B (2018)
5.000%, 03/29/24		638	446
Ameos Cov-Lite Lien1
3.500%, 06/14/24	EUR	1,000	1,141
Apollo Commercial Real Estate Term Loan B
2.901%, 05/07/26		1,208	1,147
Aretec Group, Inc. (fka RCS Capital Corporation), Initial Loan, 2nd Lien
8.397%, VAR LIBOR+8.250%, 10/01/26		505	426
Aretec Group, Inc. (fka RCS Capital Corporation), Initial Term Loan, 1st Lien
4.397%, VAR LIBOR+4.250%, 10/01/25		2,317	2,201

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Asurion, LLC (fka Asurion Corporation), Amendment No. 14 Replacement B-4 Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 08/04/22		$941	$929
Asurion, LLC (fka Asurion Corporation), Replacement B-6 Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 11/03/23		3,760	3,701
Asurion, LLC (fka Asurion Corporation), Second Lien Replacement B-2 Term Loan, 2nd Lien
6.647%, VAR LIBOR+6.500%, 08/04/25		3,429	3,429
Broadstreet Partners, Term Loan, 1st Lien
3.406%, 01/27/27		995	967
Citadel Securities LP, 2020 Repriced Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 02/27/26		1,409	1,399
Ditech Holding Corporation (fka Walter Investment Management Corp.), Tranche B Term Loan, 1st Lien
10.250%, VAR Prime Rate by Country+7.000%, 06/30/22		494	114
Dlg Acquisitions Limited
3.500%, 05/15/26	EUR	1,000	1,138
Drw Lien 1
4.406%, 11/26/26		1,493	1,463
EVO Payments International, Term B Loan
3.410%, VAR LIBOR+3.250%, 12/22/23		1,322	1,304
First Eagle Holdings, Inc., Refinancing Term Loan
2.720%, 02/01/27		835	814
Fortress Investment, Term Loan B, 1st Lien
2.648%, 06/27/25		2,900	2,880
Franklin Square Holdings, L.P. Term Loan
2.438%, 07/25/25(F)		475	468
Hudson River Trading LLC, 2020 Repriced Term Loan, 1st Lien
3.145%, VAR LIBOR+3.000%, 02/18/27		1,352	1,318
Infinitas Learn Cov-Lite Lien1
4.250%, 05/03/24	EUR	2,938	3,322
iStar Financial Inc. Term Loan B
2.902%, VAR LIBOR+2.750%, 07/01/22		2,543	2,480
Jane Street Group, LLC, New Dollar Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 01/31/25		1,799	1,782
Japan Paris Club, Term Loan, 1st Lien
0.000%, 01/10/28(G)	JPY	250,000	1,683
Kestra Financial Term Loan B
4.410%, 04/29/26		471	459
KREF Holdings X LLC, Initial Term Loan, 1st Lien
5.750%, VAR LIBOR+4.750%, 09/01/27		450	448
Navistar, Inc., Tranche B Term Loan, 1st Lien
3.660%, VAR LIBOR+3.500%, 11/06/24		814	806
Nexus Buyer LLC, Term Loan, 1st Lien
3.901%, VAR LIBOR+3.750%, 11/09/26		1,990	1,975
Orion Advisor Solutions, Inc., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 09/24/27		1,795	1,780

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Refinitiv US Holdings Inc., Initial Dollar Term Loan, 1st Lien
3.397%, VAR LIBOR+3.250%, 10/01/25		$5,210	$5,153
Russell Investments Term Loan B
3.822%, VAR LIBOR+3.250%, 05/10/23		1,917	1,905
Stalk Goup, Term Loan, 1st Lien
4.000%, 07/30/26		1,000	1,132
Starwood Property, Incremental Term Loan B2, 1st Lien
3.500%, 07/26/26		500	492
Taurus Midco Ltd., Term Loan, 1st Lien
3.500%, 09/29/24		645	705
3.500%, 09/29/24		165	180
3.500%, 09/29/24		385	422
3.500%, 09/29/24		305	334
VFH Parent LLC, Initial Term Loan, 1st Lien
3.151%, VAR LIBOR+3.000%, 03/01/26		2,102	2,086
Victory Capital, Term Loan
2.799%, 07/01/26		1,157	1,139

Total Financial			53,568

Financial Intermediaries [0.1%]
Optimal Payments aka Paysafe Term Loan (EUR)
3.000%, 12/02/24(F)	EUR	2,000	2,235
Optimal Payments aka Paysafe Term Loan 2nd Lien
7.000%, VAR Euribor+7.000%, 11/15/22	EUR	1,000	1,101
Vistra Initial Euro Term Loan
3.250%, VAR Euribor+3.250%, 07/21/22	EUR	953	1,104

Total Financial Intermediaries			4,440

Food and Drug [0.0%]
United Natural Foods Term Loan B
4.397%, VAR LIBOR+4.250%, 10/22/25		1,745	1,698

Food service [0.1%]
Solina Term Loan B
3.500%, 12/16/22(F)	EUR	1,980	2,136
WSH Term Loan
5.440%, 02/27/26	GBP	1,000	1,171
WSH Term Loan 2nd Lien
9.440%, 03/01/27	GBP	1,000	1,174

Total Food service			4,481

Food/Tobacco [0.2%]
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons), Term B-4 Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 11/19/26		1,547	1,480
Aramark Intermediate HoldCo Corporation, U.S. Term B-4 Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 01/15/27		663	633
CHG PPC Parent (CH Guenther) Term Loan B
2.906%, VAR LIBOR+2.750%, 03/21/25		519	499
JBS USA LLC Term Loan B (2019)
3.072%, 05/01/26		1,950	1,894
Lineage Logistics, LLC, Term Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 02/27/25		976	961
Panera Bread Term Loan A
2.438%, VAR LIBOR+1.750%, 07/18/22		3,322	3,123

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
US Foods Inc. Term Loan B
1.897%, VAR LIBOR +1.750%, 06/27/23	$216	$207

Total Food/Tobacco		8,797

Forest Prod/Containers [0.3%]
Berry Plastics Cov-Lite
2.156%, 01/19/24	137	135
Berry Plastics Lien1
2.156%, 10/01/22	335	332
Graham Packaging Company Inc., Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.750%, 08/04/27	3,445	3,420
Pactiv Evergreen Inc., Tranche B-1 U.S. Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 02/05/23	2,256	2,226
Pregis TopCo LLC, Initial Term Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 07/31/26	1,990	1,959
Reynolds Group Holdings, Incremental Term Loan, 1st Lien
3.250%, 02/03/26	1,900	1,864

Total Forest Prod/Containers		9,936

Gaming/Leisure [0.6%]
Aimbridge Hospitality, Incremental Term Loan, 1st Lien
6.000%, 02/02/26	580	568
Aristocrat Leisure Limited, Term B-3 Loan, 1st Lien
2.021%, VAR LIBOR+1.750%, 10/19/24	1,881	1,826
Caesars Resort Collection, LLC, Term B Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 12/23/24	4,343	4,058
CityCenter Holdings, LLC, Term B Loan, 1st Lien
3.000%, VAR LIBOR+2.250%, 04/18/24	1,485	1,422
Flutter Entertainment plc, USD Term Loan, 1st Lien
3.720%, VAR LIBOR+3.500%, 07/10/25	3	3
Global Cash Access Term Loan B (2017)
3.750%, VAR LIBOR+3.000%, 05/09/24	1,627	1,568
Golden Entertainment Inc. Term Loan B
3.750%, VAR LIBOR+3.000%, 08/15/24	449	429
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, 1st Lien
1.898%, VAR LIBOR+1.750%, 06/22/26	1,362	1,312
Marriott Ownership Resorts, Inc., 2019 Refinancing Term Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 08/29/25	775	739
NASCAR Holdings, LLC, Initial Term Loan, 1st Lien
2.895%, VAR LIBOR+2.750%, 10/19/26	1,438	1,401
PCI Gaming Authority, Term B Facility Loan, 1st Lien
2.647%, VAR LIBOR+2.500%, 05/29/26	703	681
Penn National Gaming, Inc., Term B-1 Facility Loan, 1st Lien
3.000%, VAR LIBOR+2.250%, 10/15/25	2,745	2,664

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Playa Resorts Holding Term Loan B (2017)
3.750%, VAR LIBOR+2.750%, 04/05/24		$1,162	$1,016
Playtika Holding Corp., Term B Loan, 1st Lien
7.000%, VAR LIBOR+6.000%, 12/10/24		2,254	2,253
Scientific Games International, Inc., Initial Term B-5 Loan, 1st Lien
3.612%, VAR LIBOR+2.750%, 08/14/24		1,837	1,724
Station Casinos LLC, Term B-1 Facility Loan, 1st Lien
2.500%, VAR LIBOR+2.250%, 02/08/27		1,450	1,384
VICI Properties 1 LLC, Term B Loan, 1st Lien
1.906%, VAR LIBOR+1.750%, 12/20/24		507	489

Total Gaming/Leisure			23,537

Healthcare [2.0%]
Acadia Healthcare Co Inc Tranche B-4 Term Loan
2.656%, 02/16/23		2,313	2,290
Acadia Healthcare Company, Inc., Tranche B-3 Term Loan, 1st Lien
2.647%, VAR LIBOR+2.500%, 02/11/22		1,798	1,780
Amneal Pharmaceuticals LLC, Initial Term Loan, 1st Lien
3.688%, VAR LIBOR+3.500%, 05/04/25		963	905
Ardent Health Partners (AHP), Term Loan B
5.500%, VAR LIBOR+4.500%, 06/16/25		2,745	2,739
Bausch Health Companies Inc., Initial Term Loan, 1st Lien
3.151%, VAR LIBOR+3.000%, 06/02/25		1,941	1,900
Biograph, Term Loan, 1st Lien
0.000%, 04/25/26(G)		1,000	1,148
Busy Bees Facility B
4.804%, VAR LIBOR+4.750%, 04/29/22	GBP	2,000	2,439
CAB, Facility B, 1st Lien
3.750%, VAR Euribor +3.750%, 06/14/24	EUR	1,500	1,706
Cerba Facility B
3.000%, VAR Euribor+3.000%, 03/21/24	EUR	1,000	1,140
Cerba Term Loan B
3.500%, VAR Euribor+3.500%, 04/22/24	EUR	1,000	1,153
Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 03/01/24		512	501
Curaeos (former Tandvitaal) Term Loan B
4.000%, VAR Euribor+4.000%, 05/23/25	EUR	1,000	888
Diaverum Holding S.a.r.l. (fka Velox Bidco S.a.r.l.), Facility B
3.250%, VAR Euribor+3.250%, 05/24/24	EUR	1,500	1,698
Diaverum Holding S.a.r.l. (fka Velox Bidco S.a.r.l.), Second Lien Facility
8.000%, VAR Euribor+8.000%, 05/24/24	EUR	1,500	1,695

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Elanco Animal Health Incorporated, Term Loan, 1st Lien
1.905%, VAR LIBOR+1.750%, 08/01/27		$723	$702
Elivie Term Loan B
4.000%, VAR Euribor+4.000%, 10/16/25	EUR	1,000	1,140
Endo Luxembourg Finance Company I S.a r.l., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.250%, 04/29/24		675	641
Envision Healthcare Corporation, Term Loan
0.000%, 10/10/25(G)		781	519
Gentiva Health Services, Inc., Term B Loan, 1st Lien
3.438%, VAR LIBOR+3.250%, 07/02/25		1,225	1,198
Gesundheits GmbH Term Loan
4.000%, 07/30/26	EUR	2,000	2,245
Greatbatch Ltd, Term Loan B
3.500%, 10/27/22		1,545	1,540
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
2.100%, VAR LIBOR+2.000%, 11/15/27		1,990	1,946
Hca B13 Lien 1
1.906%, 03/18/26		2,688	2,674
HCA Inc., Tranche B-12 Term Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 03/13/25		3,787	3,766
Indivior Finance S.Ã r.l. Term Loan
5.500%, VAR LIBOR+4.500%, 12/19/22(B)		1,470	1,424
IVC Acquisition LTD, Term Loan, 1st Lien
4.576%, 02/13/26		1,000	1,259
Kindred Healthcare Inc., Term B Loan
5.188%, VAR LIBOR+5.000%, 06/23/25		1,746	1,711
Lannett Company, Inc Term Loan A
6.000%, VAR LIBOR+4.750%, 11/25/20		600	590
Lannett Company, Inc Term Loan B
6.375%, 11/25/22		1,500	1,466
Life Sciences, Term Loan, 1st Lien
4.500%, 09/24/27		1,165	1,150
LifePoint Health, Inc. (Regional Care) Term B Loan
3.897%, 11/16/25		1,129	1,095
Milano Acquisition, Term Loan B, 1st Lien
4.000%, 08/17/27		1,675	1,654
Owens & Minor Distribution, Term Loan B
4.655%, 04/30/25		2,832	2,732
PCI Pharmaceuticals, Term Loan, 1st Lien
3.750%, 09/25/27		1,165	1,158
Quintiles IMS Incorporated (IQVIA) Term Loan B-1
1.906%, VAR LIBOR+1.750%, 03/07/24		175	173
Quintiles IMS Incorporated (IQVIA) Term Loan B-2
1.897%, VAR LIBOR+1.750%, 01/17/25		860	847
Quintiles IMS Incorporated (IQVIA), Term Loan B-3
1.970%, VAR LIBOR+1.750%, 06/11/25		1,441	1,419
RPI Intermediate Finance Trust, Term B-1 Term Facility, 1st Lien
1.897%, VAR LIBOR+1.750%, 02/11/27		982	977

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Select Medical Corporation, Tranche B Term Loan, 1st Lien
2.780%, VAR LIBOR+2.500%, 03/06/25		$916	$890
Sotera Health Holdings, LLC, Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/11/26		1,755	1,746
Sunrise Medical Term Loan B
3.000%, 04/16/25(F)	EUR	2,437	2,770
Syneos Health Inc Term Loan A-2
1.656%, 03/25/24		4,875	4,741
Syneos Health Inc, Term Loan B (2018)
1.897%, VAR LIBOR+1.750%, 08/01/24		739	722
Synlab Term Loan B
3.750%, 06/19/26	EUR	2,000	2,326
Team Health Holdings, Inc., Initial Term Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 02/06/24		946	791
Thg Ops Holding Ltd Lien1
4.500%, 12/10/26	EUR	2,000	2,331
Universal Hospital, Incremental Term Loan, 1st Lien
3.000%, 01/04/26		695	681
Vizient Cov-Lite, Term Loan A, Lien 1
1.656%, 05/06/24		2,924	2,900
Vizient Cov-Lite, Term Loan B, Lien 1
2.161%, 05/06/26		168	164

Total Healthcare			76,070

Healthcare, Education and Childcare [0.5%]
Aenova Holding GmbH, Facility B, 1st Lien
5.000%, VAR Euribor+5.000%, 03/06/25		1,500	1,751
Auris Luxembourg III S.a r.l., Facility B1A, 1st Lien
4.000%, VAR Euribor+4.000%, 02/27/26	EUR	3,000	3,290
Elsan SAS (fka Vedici Investissements), Facility B3, 1st Lien
3.000%, VAR Euribor+3.000%, 10/30/24	EUR	2,000	2,314
Financiere Mendel, Facility B, 1st Lien
4.750%, VAR Euribor+4.750%, 04/13/26	EUR	2,000	2,335
Jaguar Holding Company I, LLC (fka Jaguar Holding Company I), 2018 Term Loan, 1st Lien
3.500%, VAR LIBOR+2.500%, 08/18/22		1,840	1,832
Loire UK Midco 3 Limited, Facility B (EUR), 1st Lien
3.250%, VAR Euribor+3.250%, 04/21/27		2,500	2,854
Nidda Healthcare Holding GmbH, Facility F (EUR), 1st Lien
3.500%, VAR Euribor+3.500%, 08/21/26		1,500	1,715
Nidda Healthcare Holding GmbH, Facility F (GBP), 1st Lien
4.568%, VAR LIBOR+4.500%, 08/21/26		1,000	1,252
Ortho-Clinical Diagnostics, Inc., 2020 Incremental Euro Term Loan, 1st Lien
3.500%, VAR Euribor+3.500%, 06/30/25		1,995	2,242

Total Healthcare, Education and Childcare			19,585

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 100

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Hotels, Motels, Inns and Gaming [0.1%]
Compass III Limited, Incremental Facility, 1st Lien
4.500%, VAR Euribor+4.500%, 05/09/25	EUR	2,000	$2,157
IGT Holding IV AB, Facility B1, 1st Lien
3.750%, VAR Euribor+3.750%, 07/29/24	EUR	2,000	2,262

Total Hotels, Motels, Inns and Gaming			4,419

Housing [0.4%]
Advanced Drainage Systems, Inc., Initial Term Loan, 1st Lien
2.438%, VAR LIBOR+2.250%, 07/31/26		$778	776
Beacon Roofing Supply, Inc. Term Loan B
2.406%, 01/02/25		743	718
DTZ Cushman & Wakefield
2.906%, 08/21/25		2,198	2,115
GGP (Brookfield Residential Property) Term Loan A2
3.147%, 08/28/23		1,700	1,457
GGP (Brookfield Residential Property) Term Loan B
2.656%, VAR LIBOR+2.500%, 08/27/25		4,592	3,710
Invitation Homes Operating Partnership LP Initial Term Loan
1.856%, VAR LIBOR+1.700%, 02/06/22		2,700	2,631
Mannington Mills, Inc., Initial Loan, 1st Lien
4.147%, VAR LIBOR+4.000%, 08/06/26		1,486	1,440
Realogy Group LLC (fka Realogy Corporation), Extended 2023 Term Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 02/08/23		2,667	2,565

Total Housing			15,412

Industrial equipment [0.0%]
Ahlsell, Term Loan, 1st Lien
4.250%, 02/16/26		1,000	1,152

Information Technology [2.1%]
Allegro Microsystems, Term Loan, 1st Lien
4.250%, 09/24/27		650	645
Avaya Inc., Tranche B Term Loan, 1st Lien
4.401%, VAR LIBOR+4.250%, 12/15/24		1,671	1,660
Barracuda Networks, Inc., 2019 Incremental Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 02/12/25		663	656
Brooks Automation, Term Loan B, 1st Lien
3.740%, 10/04/24		1,000	983
Buzz Merger Sub Ltd., Initial Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 01/29/27		748	731
ConvergeOne Holdings, Corp., Initial Term Loan
5.147%, VAR LIBOR+5.000%, 01/04/26		462	421
Cornerstone OnDemand, Inc., Term Loan, 1st Lien
4.406%, VAR LIBOR+4.250%, 04/22/27		2,000	1,995
Datatel, Term Loan B, 1st Lien
3.750%, 09/23/27		2,500	2,482

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 101

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Datto, Inc., Term Loan, 1st Lien
4.397%, VAR LIBOR+4.250%, 04/02/26		$277	$277
Dell International L.L.C. (EMC Corporation), Refinancing Term B-1 Loan, 1st Lien
2.750%, VAR LIBOR+2.000%, 09/19/25		11,053	10,994
Dynatrace Intermediate Term Loan B
2.406%, VAR LIBOR +2.250%, 08/08/25		313	307
ECI Software, Term Loan, 1st Lien
3.750%, 09/17/27		400	396
EIG Investors Corp (Endurance) Term Loan B (2018)
4.750%, VAR LIBOR+3.750%, 02/09/23		2,597	2,584
Epicor Software Corporation (fka Eagle Parent Inc.), Term B Loan (2020), 1st Lien
5.250%, VAR LIBOR+4.250%, 07/30/27		1,425	1,422
Gigamon Inc., Initial Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 12/27/24		1,847	1,815
GlobalFoundries Inc., Initial Dollar Term Loan, 1st Lien
5.000%, VAR LIBOR+4.750%, 06/05/26		2,972	2,958
Go Daddy, Term Loan B, 1st Lien
2.655%, 08/10/27		1,125	1,107
Informatica, Term Loan, 1st Lien
3.250%, 02/14/27		998	1,140
Internap Holding LLC, Second Out Term Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 05/08/25		278	139
Ion Corporate Lien1
4.250%, 10/02/25	EUR	1,995	2,289
Kofax (Project Leopard Holdings) 2019 Incremental Term Loan
5.250%, 07/07/23		1,059	1,039
LogMeIn, Inc., Initial Term Loan, 1st Lien
4.906%, VAR LIBOR+4.750%, 08/31/27		2,775	2,677
MA Financeco., LLC, Tranche B-3 Term Loan, 1st Lien
2.647%, VAR LIBOR+2.500%, 06/21/24		203	192
MACOM Technology Solutions Holdings, Inc. (fka M/A-COM Technology Solutions Holdings, Inc.), Initial Term Loan,
2.406%, 05/07/24		2,426	2,344
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
7.000%, VAR LIBOR+6.000%, 05/08/25		2,048	2,028
MaxLinear Term Loan A, 1st Lien
4.406%, 04/05/23		1,000	995
MaxLinear Term Loan B, 1st Lien
3.250%, VAR LIBOR+2.500%, 04/12/24		205	200
McAfee Second Lien
9.500%, 09/29/25		955	959
McAfee Term B USD Loans
3.896%, VAR LIBOR+3.750%, 09/30/24		1,714	1,700
Microchip Technology Incorporated, Initial Term Loan, 1st Lien
2.150%, VAR LIBOR+2.000%, 05/29/25		1,774	1,766
Mks Instruments B6
1.906%, 02/26/26		216	212

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 102

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
On Semiconductor Corp Term Loan B-4
2.147%, 09/19/26	$1	$—
Perforce Software, Inc., New Term Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 07/01/26	2,129	2,086
Rackspace Technology Global, Inc., Term B Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 11/03/23	3,254	3,188
Redstone HoldCo 2 LP, Initial Term Loan, 1st Lien
6.000%, VAR LIBOR+5.000%, 09/01/27	1,140	1,134
SCS Holdings I Inc. (Sirius Computer Solutions, Inc.), Tranche B Term Loan, 1st Lien
3.647%, VAR LIBOR+3.500%, 07/01/26	1,089	1,063
Seattle SpinCo, Inc., Initial Term Loan, 1st Lien
2.647%, VAR LIBOR+2.500%, 06/21/24	1,370	1,298
SolarWinds Holdings, Inc., 2018 Refinancing Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 02/05/24	902	884
SS&C Technologies Holdings, Inc., Term B-3 Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 04/16/25	514	497
SS&C Technologies Holdings, Inc., Term B-4 Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 04/16/25	361	349
SS&C Technologies Holdings, Inc., Term B-5 Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 04/16/25	2,860	2,767
Surf Holdings S.a r.l., Dollar Tranche Term Loan, 1st Lien
3.750%, VAR LIBOR+3.500%, 03/05/27	1,713	1,673
Suse, Incremental Term Loan B, 1st Lien
4.000%, 03/16/26	905	900
Tech Data Corporation, FILO Term Loan, 1st Lien
5.645%, VAR LIBOR+5.500%, 06/30/25	1,235	1,203
Tech Data Corporation, Non-FILO Term Loan, 1st Lien
3.645%, VAR LIBOR+3.500%, 06/30/25	1,260	1,262
TIBCO Software Inc., Term B-3 Loan, 1st Lien
3.900%, VAR LIBOR+3.750%, 06/30/26	744	725
Ultimate Software Group Inc., The, 2020 Incremental Term Loan, 1st Lien
4.750%, VAR LIBOR+4.000%, 05/04/26	1,270	1,265
Ultimate Software Group Inc., The, Initial Term Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 05/04/26	848	840
Ultra Clean Holdings Term Loan B
4.661%, 08/27/25	1,348	1,341
Vero Parent, Inc. (Sahara Parent, Inc.), 2019 Incremental Term Loan, 1st Lien
7.000%, VAR LIBOR+6.000%, 08/16/24	1,045	1,028
Vertiv Group, Term Loan, 1st Lien
3.157%, 03/02/27	953	936

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 103

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Western Digital Corporation Term Loan A-1
1.656%, VAR LIBOR+1.500%, 04/29/23		$2,996	$2,919
Xperi Holding Corporation, Initial Term B Loan, 1st Lien
4.147%, VAR LIBOR+4.000%, 06/02/25		2,240	2,179

Total Information Technology			78,650

Land Transportation [0.0%]
Savage Enterprises, LLC, Initial Loan (2020), 1st Lien
3.160%, VAR LIBOR+3.000%, 08/01/25		577	571
Transplace Holdings. Inc. Term Loan B
4.822%, VAR LIBOR+3.750%, 09/29/24		585	574

Total Land Transportation			1,145

Leisure goods/activities/movies [0.2%]
GVC Term Loan B
2.500%, 03/29/24	EUR	1,000	1,147
Premier Lotteries Cov-Lite Term Loan B
3.000%, VAR Euribor +3.000%, 06/26/24	EUR	2,431	2,482
Stiga Facility B
4.250%, 08/30/24	EUR	3,084	3,057
UPC Financing, Term Loan B1, 1st Lien
3.500%, 01/31/29		525	509
UPC Financing, Term Loan B2, 1st Lien
3.500%, 01/31/29		525	509

Total Leisure goods/activities/movies			7,704

Leisure, Amusement, Motion Pictures, Entertainment [0.1%]
Piolin II S.a.r.l., Facility B, 1st Lien
3.750%, VAR Euribor+3.750%, 09/16/26	EUR	2,000	1,909

Lodgings & casinos [0.1%]
The Stars Group (fka Amaya) Euro Term Loan
3.750%, VAR Euribor+3.750%, 07/10/25	EUR	1,193	1,398
Vacalians Term Loan B
4.000%, VAR Euribor+4.000%, 10/30/25	EUR	1,000	951

Total Lodgings & casinos			2,349

Machinery [0.1%]
Graftech International Ltd., Initial Term Loan, 1st Lien
4.500%, VAR LIBOR+3.500%, 02/12/25		2,471	2,436

Manufacturing [0.4%]
Alpha Bidco, Term Loan, 1st Lien
3.750%, 07/30/25		3,000	3,346
Clark Equipment Company
2.058%, 05/18/24		1,159	1,120
Delachaux, Term Loan, 1st Lien
3.750%, 04/16/26		3,000	3,380
Dynacast International LLC, Term B-2 Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 01/28/22		435	390
Gates Global LLC, Initial B-2 Dollar Term Loan, 1st Lien
3.750%, VAR LIBOR+2.750%, 04/01/24		1,478	1,454
Lumileds (Bright Bidco) Term Loan B (2018)
4.500%, VAR LIBOR+3.500%, 06/30/24		1,231	591

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 104

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
MTS System, Term Loan B, 1st Lien
4.000%, 07/05/23		$1,774	$1,748
Skyscraper Performance, Term Loan, 1st Lien
0.000%, 07/10/27(G)		1,500	1,740

Total Manufacturing			13,769

Materials [0.1%]
Xella Cov-Lite
4.000%, 10/12/26	EUR	2,889	3,225

Metals/Minerals [0.1%]
AMG Advanced Metallurgical Group Term Loan B
3.156%, VAR LIBOR+3.000%, 01/30/25		695	662
Atkore International, Inc. Term Loan (2016)
3.750%, VAR LIBOR+2.750%, 12/22/23		1,844	1,834
Consol Energy Inc. Term Loan B
4.660%, VAR LIBOR +4.500%, 10/31/22		773	616
Oxbow Carbon, Term Loan, 1st Lien
3.906%, 01/04/23		1,156	1,145

Total Metals/Minerals			4,257

Mining [0.1%]
Samarco Mineracao, 1st Lien
5.192%, 11/01/22		5,000	2,300

Oil & gas [0.0%]
ChampionX Holding Inc., Term Loan, 1st Lien
6.000%, VAR LIBOR+5.000%, 06/03/27		1,570	1,560

Pharmaceuticals [0.1%]
Antigua Bidco Ltd, Term Loan, 1st Lien
5.000%, 08/07/26		1,000	1,154
Cheplapharm Arzneimittel GmbH
3.500%, 07/14/25		2,500	2,874
Neuraxpharm Holdings Co, Term Loan, 1st Lien
3.750%, 08/24/24		1,000	1,149

Total Pharmaceuticals			5,177

Printing, Publishing and Broadcasting [0.1%]
LABL, Inc., Initial Euro Term Loan, 1st Lien
5.000%, VAR Euribor+5.000%, 07/01/26	EUR	2,000	2,298

Publishing [0.1%]
Axel Springer Se Lien1
5.000%, 10/30/26	EUR	1,500	1,676
Cambium Learning Group Initial Term Loan 2nd Lien
8.808%, 12/18/26		1,000	940
Meredith Corporation, Tranche B-3 Term Loan, 1st Lien
5.250%, VAR LIBOR+4.250%, 01/31/25		2,000	1,965

Total Publishing			4,581

Refining [0.1%]
Karpower, Term Loan
8.924%, 11/16/23		3,900	3,705

Retail [0.2%]
Ascena Retail Group, Inc. (Anntaylor Retail, Inc.), Term Loan, 1st Lien
12.750%, 03/16/21		20	27
Ascena Retail Group, Inc. (Anntaylor Retail, Inc.), Tranche B Term Loan, 1st Lien
5.250%, VAR LIBOR+4.500%, 08/21/22		300	118
Bass Pro Group, LLC, Initial Term Loan, 1st Lien
5.750%, VAR LIBOR+5.000%, 09/25/24		2,245	2,221

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 105

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Belk, Inc., 2019 Term Loan, 1st Lien
7.750%, VAR LIBOR+6.750%, 07/31/25		$813	$303
CWGS Group, LLC, Term Loan, 1st Lien
3.500%, VAR LIBOR+2.750%, 11/08/23		3,498	3,398
J.C. Penney Corporation, Inc. , Loan (2016), 1st Lien
5.250%, VAR LIBOR+4.250%, 06/23/23(D)		794	244
Michaels Stores, Term Loan, 1st Lien
3.500%, 09/17/27		800	780
Petco Animal Supplies, Inc., Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 01/26/23		1,812	1,661
Toys R Us Property (Hill Street) Mezzanine Term Loan
12.500%, 03/19/22		290	276
Toys ‘R’ Us Property Company I, LLC, Term Loan
0.000%, 03/20/22(G)		9	208

Total Retail			9,236

Retail Stores [0.2%]
CD&R Firefly Bidco Limited, Facility B1, 1st Lien
5.183%, VAR LIBOR+4.500%, 06/23/25	GBP	2,000	2,494
Obol France 3 SAS, Amended Facility B, 1st Lien
3.500%, VAR Euribor+3.500%, 04/11/23	EUR	1,500	1,604
ZF Bidco, Senior Facility B, 1st Lien
3.250%, VAR Euribor+3.250%, 04/29/24	EUR	2,000	2,302

Total Retail Stores			6,400
Retailers (other than food/drug) [0.2%]
Action Holdings B.V. Term Loan
3.250%, VAR Euribor+3.250%, 03/07/25	EUR	1,000	1,125
AS Adventure Additional Facility (GBP)
6.464%, VAR LIBOR+5.250%, 04/12/22	GBP	1,003	486
AS Adventure Facility B
5.500%, VAR Euribor+5.000%, 04/01/22	EUR	2,010	884
Cd&R Firefly Bidco Ltd Lien1
3.500%, 06/23/25	EUR	500	571
Euro Garage Limited (EG Group) (GBP) Term Loan B
5.475%, VAR LIBOR+4.750%, 02/07/25	GBP	1,960	2,389
Peer Holding Iii B.V
3.500%, 11/27/26	EUR	2,000	2,256

Total Retailers (other than food/drug)			7,711

Retailing [0.1%]
Academy, Ltd., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 07/01/22		2,079	2,028

Service [1.3%]
Addison Group Term Loan B
4.920%, 04/10/26		217	212
Adtalem Global Education Term Loan B
3.156%, VAR LIBOR+3.000%, 04/09/25		494	479
Amentum Government Services Holdings LLC, Initial Term Loan, 1st Lien
3.647%, VAR LIBOR+3.500%, 01/29/27		2,500	2,457
APi Group Term Loan B
2.647%, 10/01/26		761	745

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 106

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
APX Group, Inc., Initial Loan, 1st Lien
5.147%, VAR LIBOR+5.000%, 12/31/25	$1,410	$1,382
Ascend Learning LLC Term Loan B
4.000%, VAR LIBOR+3.000%, 07/12/24	1,688	1,662
Asplundh Tree Expert, LLC, Initial Term Loan, 1st Lien
2.655%, VAR LIBOR+2.500%, 09/07/27	995	993
Belfor Holdings Inc., Initial Term Loan, 1st Lien
4.147%, VAR LIBOR+4.000%, 04/06/26	1,279	1,274
Cardtronics USA, Inc., Initial Term Loan, 1st Lien
5.000%, VAR LIBOR+4.000%, 06/29/27	700	697
Conservice, Term Loan B, 1st Lien
4.470%, 05/13/27	950	938
Convergint (Gopher Sub Inc) Term Loan B
3.750%, VAR LIBOR+3.000%, 02/01/25	963	922
DG Investment Intermediate Holdings 2, Inc., Initial Term Loan, 2nd Lien
7.500%, VAR LIBOR+6.750%, 02/02/26	75	68
DiscoverOrg, LLC, Initial Term Loan, 1st Lien
3.897%, VAR LIBOR+3.750%, 02/02/26	2,650	2,621
Dun & Bradstreet Corporation, The, Initial Term Borrowing, 1st Lien
3.895%, VAR LIBOR+3.750%, 02/06/26	965	954
Evertec Group, LLC Term A Loan
2.156%, 11/27/23	1,188	1,167
Evertec Group, LLC Term Loan B (2018)
3.656%, VAR LIBOR+3.500%, 11/20/24	1,047	1,041
Exela Term Loan B (2018)
7.500%, VAR LIBOR+6.500%, 07/12/23	572	170
GFL Environmental Term Loan B (2018)
4.000%, VAR LIBOR+3.000%, 05/30/25	2,299	2,286
MHI Holdings, LLC, Initial Term Loan, 1st Lien
5.147%, VAR LIBOR+5.000%, 09/21/26	881	876
National Intergovernmental Purchasing Alliance, Second Lien
8.950%, VAR LIBOR+7.500%, 05/18/26	295	267
National Intergovernmental Purchasing Alliance, Term Loan B
4.058%, VAR LIBOR+3.750%, 05/19/25	1,474	1,433
Paysafe Group PLC Term Loan B-1
4.500%, VAR LIBOR+3.500%, 01/03/25	1,303	1,253
PricewaterhouseCoopers (Guidehouse) Term Loan B
4.655%, VAR LIBOR+3.000%, 03/14/25	2,353	2,328
Prime Security Services Borrower, LLC (aka Protection 1 Security Solutions) , 2019 Refinancing Term B-1 Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 09/23/26	2,412	2,388

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 107

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Red Vetures, Term Loan
2.656%, 11/08/24	$1,666	$1,596
Servicemaster Company, LLC, The, Tranche D Term Loan, 1st Lien
1.938%, VAR LIBOR+1.750%, 11/05/26	1,990	1,956
Shutterfly Institutional Lien 1
7.000%, 09/25/26	661	598
Shutterfly Institutional, Term Loan B, Lien 1
6.808%, 09/25/26	390	352
St. George’s University Scholastic Services Term Loan B (2018)
3.410%, 07/17/25(F)	478	468
Sutherland Global Services Initial Cayman Term Loan
6.375%, VAR LIBOR+5.375%, 04/23/21	336	290
Sutherland Global Services Initial US Term Loan
6.375%, VAR LIBOR+5.375%, 04/23/21	1,443	1,247
Tempo Acquisition, LLC, Extended Term Loan, 1st Lien
3.750%, VAR LIBOR+3.250%, 11/02/26	1,920	1,860
Terrier Media Buyer, Inc., Term B Loan, 1st Lien
4.397%, VAR LIBOR+4.250%, 12/17/26	1,985	1,933
Titan Acquisitionco New Zealand Limited, 2020 Refinancing Term Loan, 1st Lien
4.220%, VAR LIBOR+4.000%, 05/01/26	356	348
TKC Holdings, Inc., Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 02/01/23	449	421
TKC Holdings, Inc., Initial Term Loan, 2nd Lien
9.000%, VAR LIBOR+8.000%, 02/01/24	190	158
Trans Union LLC, 2019 Replacement Term B-5 Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 11/16/26	1,932	1,881
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan, 1st Lien
5.220%, VAR LIBOR+5.000%, 05/29/26	1,209	906
Travelport, Term Loan, 1st Lien
9.000%, 02/28/25	631	605
Ventia (LS Deco LLC Leighton) Term Loan B
5.000%, VAR LIBOR+3.500%, 05/21/22	3,630	3,585
Weight Watchers International, Inc., Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.750%, 11/29/24	1,554	1,547
WEX Inc., Term B-3 Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 05/15/26	963	928
Xerox Business Services (Conduent) Term Loan B
2.656%, VAR LIBOR+2.500%, 12/07/23	—	—

Total Service		49,292

Shipping [0.0%]
PS Logistics LLC Term Loan
5.750%, VAR LIBOR+4.750%, 03/06/25	197	184

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 108

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Sovereign [0.0%]
Arab Republic of Egypt, 1st Lien
1.884%, 01/04/21(B)	CHF	292	$311

Technology [0.2%]
CEP, Term Loan, 1st Lien
4.750%, 06/03/27		$3,000	3,500
Lorca Finco PLC, Term Loan
0.000%, 07/02/27(G)		500	583
Technicolor, Term Loan, 1st Lien
0.000%, 12/31/24(G)		2,093	1,927
6.000%, 06/03/24		507	627
0.000%, 06/03/24(G)		750	792
6.000%, 06/03/24		585	731

Total Technology			8,160

Telecommunications [1.1%]
Altice France S.A. (Ypso France SAS), EUR TLB-11 Term Loan, 1st Lien
3.000%, VAR Euribor+3.000%, 07/31/25	EUR	2,419	2,721
CenturyLink, Inc., Term B Loan, 1st Lien
2.397%, VAR LIBOR+2.250%, 03/15/27		4,088	3,921
Cincinnati Bell Inc., Tranche B Term Loan, 1st Lien
4.250%, VAR LIBOR+3.250%, 10/02/24		3,980	3,977
Circet Group Circet (Odyssey Investissement)
3.250%, VAR Euribor +3.250%, 04/28/25	EUR	2,000	2,312
Connect Finco SARL, Initial Term Loan, 1st Lien
5.500%, VAR LIBOR+4.500%, 12/11/26		2,065	1,999
Consolidated Communications, Term Loan B, 1st Lien
4.750%, 09/15/27		1,100	1,087
Eircom Finco S.a r.l., Facility B (2019), 1st Lien
3.000%, VAR Euribor+3.000%, 05/15/26	EUR	3,062	3,544
Electronics for Imaging, Inc., Initial Term Loan, 1st Lien
5.147%, VAR LIBOR+5.000%, 07/23/26		995	802
Hargray Communications Group, Inc., Initial Term Loan, 1st Lien
4.000%, VAR LIBOR+3.000%, 05/16/24		373	371
Iridium Satellite LLC, Initial Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 11/04/26		1,353	1,348
Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1st Lien
1.897%, VAR LIBOR+1.750%, 03/01/27		2,609	2,525
Neustar Term Loan B-4
4.572%, VAR LIBOR+3.500%, 08/08/24		1,526	1,430
Neustar Term Loan B-5
5.572%, 08/08/24		288	272
Numericable U.S. LLC (SFR) Term Loan B-13
4.152%, VAR LIBOR+4.000%, 08/14/26		2,254	2,185
Numericable U.S. LLC, USD TLB-[12] Term Loan, 1st Lien
3.840%, VAR LIBOR+3.688%, 01/31/26		2,376	2,284
Numericable U.S. LLC, USD TLB-11 Term Loan, 1st Lien
2.897%, VAR LIBOR+2.750%, 07/31/25		4,159	3,961

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 109

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Radiate HoldCo, LLC, Closing Date Term Loan, 1st Lien
3.750%, VAR LIBOR+3.000%, 02/01/24		$1,050	$1,031
Zacapa (Ufinet), Term Loan B
4.769%, VAR LIBOR+4.500%, 07/02/25		2,217	2,196
Ziggo B.V., Term Loan H Facility, 1st Lien
3.000%, VAR Euribor+3.000%, 01/31/29	EUR	3,000	3,428

Total Telecommunications			41,394

Transportation [0.2%]
American Axle & Manufacturing, Inc., Tranche B Term Loan, 1st Lien
3.000%, VAR LIBOR+2.250%, 04/06/24		835	794
Daseke Companies, Inc., Replacement Term Loan, 1st Lien
6.000%, VAR LIBOR+5.000%, 02/27/24		1,003	980
DexKo Global, Inc. Replacement U.S. Dollar Term B Loans
4.500%, VAR LIBOR+3.500%, 07/24/24		1,055	1,030
Superior Industries, Closing Date Term Loan
3.656%, 05/22/24(F)		909	850
Tenneco Inc, Term Loan B
3.147%, VAR LIBOR+3.000%, 10/01/25		1,763	1,585
Wabash National, Term Loan B, 1st Lien
3.250%, 09/17/27		1,100	1,092

Total Transportation			6,331

Utility [0.6%]
Atlantic Power, Term Loan, 1st Lien
3.500%, 04/11/25		25	25
Brookfield WEC Holdings Inc., Initial Term Loan (2020), 1st Lien
3.750%, VAR LIBOR+3.000%, 08/01/25		2,051	1,997
Calpine Construction Term Loan B (2017)
2.156%, VAR LIBOR +2.000%, 01/31/25		526	509
Calpine Term Loan B-10
2.147%, 08/12/26		606	588
Calpine Term Loan B-9
2.400%, 04/05/26		4,364	4,242
Eastern Power, LLC (Eastern Covert Midco, LLC), Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 10/02/25		3,193	3,163
EFS Cogen Holdings, Term Loan, 1st Lien
3.500%, 09/24/27		700	697
Granite Generation LLC, Term Loan, 1st Lien
4.750%, VAR LIBOR+3.750%, 11/09/26		2,898	2,878
Longview Power LLC, Term Loan
10.161%, 04/14/25		440	449
MGroup Term Loan B
4.582%, VAR LIBOR +4.500%, 07/25/25	GBP	2,700	3,336
Talen Energy Supply Term Loan B (2019)
3.906%, 06/26/26		2,565	2,528
Vistra Operations Company LLC (fka Tex Operations Company LLC), 2018 Incremental Term Loan, 1st Lien
1.901%, VAR LIBOR+1.750%, 12/31/25		3,324	3,271

Total Utility			23,683

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 110

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Wireless Communications [0.2%]
T-Mobile USA, Inc., Term Loan, 1st Lien
3.147%, VAR LIBOR+3.000%, 04/01/27		$6,777	$6,766

Total Loan Participations
(Cost $820,577)			793,473

Sovereign Debt [13.1%]
Abu Dhabi Government International Bond, MTN
3.875%, 04/16/50		1,451	1,778
3.125%, 09/30/49		1,367	1,467
Angolan Government International Bond
9.500%, 11/12/25		1,776	1,553
9.375%, 05/08/48		2,594	2,036
9.125%, 11/26/49		2,435	1,905
8.250%, 05/09/28		918	735
8.000%, 11/26/29		1,460	1,161
Argentina Paris Club
2.910%, 05/30/21(D)	CHF	2,244	1,121
Argentine Republic Government International Bond
10.250%, 02/06/03(D)	EUR	12	—
10.000%, 12/07/04(D)	EUR	1,244	—
10.000%, 01/07/05(D)	EUR	132	—
10.000%, 02/22/07(D)	EUR	25	—
9.500%, 03/04/04(D)	EUR	27	48
9.000%, 11/19/08(C) (D)	EUR	15	27
8.750%, 02/04/03(D)	EUR	30	—
8.500%, 02/23/05(D)	EUR	630	—
8.500%, 07/30/10(D)	EUR	34	—
8.125%, 10/04/04(D)	EUR	119	—
8.125%, 04/21/08(D)	EUR	85	—
8.000%, 02/25/02(D)	EUR	2,033	—
8.000%, 02/26/08(C) (D)	EUR	114	—
8.000%, 10/30/09(D)	EUR	366	643
7.625%, 12/31/49(C) (D)	EUR	13	—
7.500%, 05/23/02(D)	EUR	52	—
7.125%, 06/10/02(D)	EUR	97	—
7.000%, 03/18/04(D)	EUR	141	—
5.870%, 03/31/23	EUR	28	50
0.125%, 2.50%, 2.500% 07/09/21, 07/09/41(C)		3,763	1,503
0.125%, 2.000% 07/09/21, 01/09/38(C)		2,253	974
0.125%, 1.500% 07/09/21, 01/09/38(C)	EUR	—	—
0.125%, 1.250% 07/09/21, 07/09/35(C)		11,430	4,326
1.000%, 07/09/29		8,989	4,103
0.500%, 07/09/29	EUR	—	—
0.125%, 0.500% 07/09/21, 07/09/30(C)		118,526	49,814
0.000%, 07/22/03(D)	EUR	66	—
0.000%, 12/22/04(D)(F)	EUR	29	—
Bahrain Government International Bond
7.500%, 09/20/47		1,658	1,768
Brazilian Government International Bond
8.250%, 01/20/34		514	691
7.125%, 01/20/37		820	1,022
6.000%, 04/07/26		674	788
5.625%, 01/07/41		446	485
5.625%, 02/21/47		840	917
5.000%, 01/27/45		1,310	1,326
4.625%, 01/13/28		803	872
Chile Government International Bond
3.240%, 02/06/28		403	449
Ciudad Autonoma De Buenos Aires, MTN
8.950%, 02/19/21		4,737	4,287
Colombia Government International Bond
8.125%, 05/21/24		848	1,025
7.375%, 09/18/37		957	1,352
6.125%, 01/18/41		1,578	2,032
5.625%, 02/26/44		1,306	1,629
5.000%, 06/15/45		293	342
4.125%, 05/15/51		701	732
3.875%, 04/25/27		1,217	1,317
Cordoba City
7.875%, 09/29/24		8,085	4,366
Costa Rica Government International Bond
7.000%, 04/04/44		200	182
6.125%, 02/19/31		423	399
5.625%, 04/30/43		568	472
Croatia Government International Bond
6.375%, 03/24/21		1,408	1,446
6.000%, 01/26/24		1,728	2,004

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 111

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Development Bank of Kazakhstan JSC
4.125%, 12/10/22		$1,826	$1,919
Dominican Republic International Bond
7.500%, 05/06/21		309	318
7.450%, 04/30/44		1,074	1,214
6.875%, 01/29/26		2,324	2,591
6.850%, 01/27/45		1,388	1,468
6.600%, 01/28/24		920	1,012
6.500%, 02/15/48		600	610
6.000%, 07/19/28		599	646
5.875%, 04/18/24		1,402	1,487
5.875%, 01/30/60(A)		2,700	2,565
5.500%, 01/27/25		695	741
4.875%, 09/23/32(A)		2,069	2,063
Ecuador Government International Bond
0.500%, 5.000%, 7/31/21, 07/31/30(A) (C)		9,398	6,391
0.500%, 1.000%, 7/31/21, 07/31/35(A) (C)		21,741	12,118
0.500%, 0.500%, 7/31/21, 07/31/40(A) (C)		7,556	3,806
0.000%, 07/31/30(A)		1,596	748
Egypt Government International Bond
8.875%, 05/29/50(A)		1,909	1,897
8.700%, 03/01/49		326	319
8.500%, 01/31/47		2,308	2,242
8.150%, 11/20/59		200	187
7.903%, 02/21/48		2,204	2,042
7.625%, 05/29/32(A)		893	876
7.600%, 03/01/29		996	1,024
6.588%, 02/21/28		977	969
Egyptian Paris Club
5.056%, 01/01/21(B) (D)		2	2
El Salvador Government International Bond
9.500%, 07/15/52(A)		633	603
8.625%, 02/28/29		1,205	1,147
8.250%, 04/10/32		749	682
7.650%, 06/15/35		790	685
7.625%, 02/01/41		1,320	1,113
7.125%, 01/20/50		932	733
6.375%, 01/18/27		982	850
5.875%, 01/30/25		545	478
Fiji Government International Bond
6.625%, 10/02/20		8,150	8,150
Gabon Government International Bond
6.625%, 02/06/31		1,545	1,386
6.375%, 12/12/24		1,013	959
Georgia Government International Bond
6.875%, 04/12/21		1,211	1,237
Ghana Government International Bond
8.950%, 03/26/51		502	436
8.750%, 03/11/61		248	210
8.125%, 03/26/32		801	705
7.875%, 02/11/35		495	419
7.625%, 05/16/29		647	588
Guatemala Government Bond
6.125%, 06/01/50		200	240
Hungary Government International Bond
7.625%, 03/29/41		344	617
5.375%, 03/25/24		758	870
Indonesia Government International Bond
8.500%, 10/12/35		643	1,031
7.750%, 01/17/38		944	1,463
6.625%, 02/17/37		705	994
5.950%, 01/08/46		741	1,040
5.250%, 01/17/42		647	822
5.250%, 01/08/47		1,033	1,343
5.125%, 01/15/45		1,739	2,194
4.750%, 07/18/47		674	823
Iraq International Bond
5.800%, 01/15/28		579	517
Ivory Coast Government International Bond
6.875%, 10/17/40	EUR	1,774	1,874
6.625%, 03/22/48	EUR	1,000	988
6.375%, 03/03/28		1,112	1,116
5.875%, 10/17/31	EUR	1,151	1,225
Jamaica Government International Bond
7.875%, 07/28/45		696	886
Kazakhstan Government International Bond, MTN
6.500%, 07/21/45		1,266	1,970
Kenya Government International Bond
8.000%, 05/22/32		1,080	1,069
7.000%, 05/22/27		541	533
Lao People’s Democratic Republic International Bond
6.875%, 06/30/21		12,750	10,546

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 112

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Lebanon Government International Bond, MTN
8.250%, 04/12/21(D)		$4,507	$816
7.250%, 03/23/37(D)		801	134
7.050%, 11/02/35(D)		157	26
7.000%, 03/23/32(D)		1,288	212
6.850%, 03/23/27(D)		1,922	317
6.650%, 04/22/24(D)		200	31
6.600%, 11/27/26(D)		894	149
6.375%, 03/09/20(D)		2,072	388
6.150%, 06/19/20(D)		2,570	482
6.100%, 10/04/22(D)		4,730	821
6.000%, 01/27/23(D)		448	75
5.800%, 04/14/20(D)		1,688	317
Mexico Government International Bond, MTN
6.050%, 01/11/40		556	698
5.750%, 10/12/10		794	922
5.550%, 01/21/45		825	997
4.750%, 03/08/44		704	771
4.350%, 01/15/47		612	638
3.600%, 01/30/25		479	517
Mongolia Government International Bond
5.625%, 05/01/23		416	429
5.125%, 04/07/26(A)		288	289
Morocco Government International Bond
5.500%, 12/11/42		465	579
4.250%, 12/11/22		938	988
Mozambique International Bond
5.000%, 09/15/31		1,000	810
Namibia International Bonds
5.500%, 11/03/21		200	202
Nigeria Government International Bond, MTN
9.248%, 01/21/49		513	511
7.696%, 02/23/38		845	764
7.625%, 11/28/47		1,033	927
6.750%, 01/28/21		1,000	1,004
6.500%, 11/28/27		1,345	1,285
Oman Government International Bond
6.750%, 01/17/48		1,403	1,166
6.500%, 03/08/47		2,425	1,989
4.750%, 06/15/26		496	457
Pakistan Government International Bond
8.250%, 04/15/24		2,272	2,415
8.250%, 09/30/25		578	618
6.875%, 12/05/27		3,225	3,218
Panama Government International Bond
9.375%, 04/01/29		556	856
8.875%, 09/30/27		655	941
7.125%, 01/29/26		310	393
6.700%, 01/26/36		1,060	1,543
4.500%, 05/15/47		544	682
4.300%, 04/29/53		1,320	1,629
4.000%, 09/22/24		465	510
Paraguay Government International Bond
4.700%, 03/27/27		591	673
4.625%, 01/25/23		668	708
Perusahaan Penerbit SBSN Indonesia III
4.550%, 03/29/26		1,110	1,279
4.325%, 05/28/25		233	263
3.800%, 06/23/50		264	283
Peruvian Government International Bond
8.750%, 11/21/33		2,015	3,382
7.350%, 07/21/25		890	1,142
5.625%, 11/18/50		2,454	3,919
Philippine Government International Bond
10.625%, 03/16/25		597	851
9.500%, 02/02/30		1,155	1,907
7.750%, 01/14/31		1,267	1,931
6.375%, 10/23/34		1,005	1,458
2.950%, 05/05/45		490	520
Province of Salta
9.500%, 03/16/22		31	28
Provincia de Buenos Aires
9.950%, 06/09/21(D)		5,328	2,105
9.125%, 03/16/24(D)		13,115	5,180
7.875%, 06/15/27(D)		13,850	5,401
6.500%, 02/15/23(D)		6,500	2,535
4.000%, 06/01/20(C) (D)	EUR	4,082	1,864
Provincia de Cordoba
7.450%, 09/01/24		1,200	708
7.125%, 06/10/21		43,003	26,232
7.125%, 08/01/27		5,906	3,219
Provincia de Entre Rios
8.750%, 02/08/25(D)		17,970	9,883

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 113

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Qatar Government International Bond
5.103%, 04/23/48		$1,868	$2,602
4.817%, 03/14/49		3,172	4,281
4.400%, 04/16/50		488	629
3.250%, 06/02/26		1,632	1,799
Republic of Belarus International Bond
7.625%, 06/29/27		578	566
6.875%, 02/28/23		1,076	1,048
6.200%, 02/28/30		662	621
Republic of South Africa Government International Bond
5.875%, 05/30/22		467	493
5.875%, 06/22/30		459	470
5.750%, 09/30/49		741	631
5.650%, 09/27/47		1,250	1,064
5.000%, 10/12/46		592	477
4.300%, 10/12/28		2,029	1,897
Romanian Government International Bond, MTN
6.750%, 02/07/22		810	873
6.125%, 01/22/44		218	296
4.375%, 08/22/23		1,646	1,792
4.000%, 02/14/51		1,542	1,596
3.624%, 05/26/30	EUR	500	664
3.375%, 01/28/50	EUR	1,393	1,672
3.000%, 02/14/31(A)		332	342
Russian Foreign Bond - Eurobond
5.250%, 06/23/47		2,400	3,185
4.375%, 03/21/29		1,200	1,379
4.250%, 06/23/27		600	677
Saudi Government International Bond, MTN
5.250%, 01/16/50		2,132	2,872
5.000%, 04/17/49		1,706	2,212
4.625%, 10/04/47		523	641
4.500%, 04/22/60(A)		589	732
3.750%, 01/21/55		1,423	1,544
Sri Lanka Government International Bond
7.850%, 03/14/29		1,160	818
7.550%, 03/28/30		1,024	707
6.825%, 07/18/26		508	359
6.750%, 04/18/28		483	333
6.250%, 10/04/20		49,100	48,118
6.200%, 05/11/27		870	600
State Oil of the Azerbaijan Republic, MTN
4.750%, 03/13/23		203	211
Suriname Government International Bond
9.250%, 10/26/26		1,105	661
Third Pakistan International Sukuk
5.625%, 12/05/22		824	825
5.500%, 10/13/21		7,119	7,100
Turkey Government International Bond
7.375%, 02/05/25		570	591
7.250%, 12/23/23		386	399
6.875%, 03/17/36		282	265
6.750%, 05/30/40		513	468
6.350%, 08/10/24		361	361
6.125%, 10/24/28		985	939
6.000%, 03/25/27		924	888
6.000%, 01/14/41		511	425
5.750%, 03/22/24		766	755
5.750%, 05/11/47		1,698	1,350
5.600%, 11/14/24		455	442
4.875%, 04/16/43		1,728	1,292
4.250%, 03/13/25		316	292
3.250%, 03/23/23		523	498
Ukraine Government International Bond
9.750%, 11/01/28		436	473
8.994%, 02/01/24		696	729
7.750%, 09/01/21		1,682	1,723
7.750%, 09/01/23		1,250	1,275
7.750%, 09/01/24		565	568
7.750%, 09/01/25		2,263	2,275
7.750%, 09/01/26		1,502	1,498
7.750%, 09/01/27		1,288	1,279
7.375%, 09/25/32		4,643	4,375
7.253%, 03/15/33(A)		1,079	997
0.000%, 05/31/40(F)		48,261	43,840
Uruguay Government International Bond
7.875%, 01/15/33		1,124	1,738
7.625%, 03/21/36		887	1,384
5.100%, 06/18/50		911	1,229
4.975%, 04/20/55		2,516	3,356
4.125%, 11/20/45		808	962
Vertical US Newco
5.250%, 07/15/27(A)		1,400	1,455
Vietnam Government International Bond
4.800%, 11/19/24		1,178	1,319

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 114

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Zambia Government International Bond
8.970%, 07/30/27		$2,105	$1,038
8.500%, 04/14/24		545	271
5.375%, 09/20/22		500	248

Total Sovereign Debt
Cost ($541,908)			490,715

Mortgage-Backed Securities [9.8%]
Adagio Cl O VIII DAC, Ser 2019-X, Cl D
3.800%, VAR Euribor 3 Month+3.800%, 04/15/32	EUR	1,000	1,109
Adagio IV Cl O, Ser 2015-X, Cl F
6.650%, VAR Euribor 3 Month+6.650%, 10/15/29	EUR	1,250	1,181
Anchorage Capital Cl O 9, Ser 2019-9A, Cl ER
6.685%, VAR ICE LIBOR USD 3 Month+6.410%, 07/15/32(A)		3,330	3,043
Arbour Cl o VII DAC, Ser 2020-7X, Cl E
6.400%, VAR Euribor 3 Month+6.400%, 03/15/33	EUR	5,000	5,534
Arch Street Cl O, Ser 2018-2A, Cl ER
6.572%, VAR ICE LIBOR USD 3 Month+6.300%, 10/20/28(A)		1,039	610
Ares European Cl O XIII BV, Ser 2020-13X, Cl E
6.350%, VAR Euribor 3 Month+6.350%, 07/20/32	EUR	3,250	3,754
Armada Euro Cl O II DAC, Ser 2018-2X, Cl E
4.820%, VAR Euribor 3 Month+4.820%, 11/15/31	EUR	1,500	1,598
Armada Euro Cl O II DAC, Ser 2018-2X, Cl F
6.450%, VAR Euribor 3 Month+6.450%, 11/15/31	EUR	1,000	1,005
Atlas Senior Loan Fund III, Ser 2017-1A, Cl DR
2.880%, VAR ICE LIBOR USD 3 Month+2.600%, 11/17/27(A)		1,500	1,195
BABSN, Ser 2018-IA, Cl ER
5.772%, VAR ICE LIBOR USD 3 Month+5.500%, 01/20/31(A)		4,000	2,613
Bain Capital Euro Cl O 2018-1 DAC, Ser 2018-1X, Cl E
4.970%, VAR Euribor 3 Month+4.970%, 04/20/32	EUR	1,690	1,743
Barings Cl O 2019-III, Ser 2019-3A, Cl E
7.052%, VAR ICE LIBOR USD 3 Month+6.780%, 04/20/31(A)		1,500	1,363
Barings Euro Cl O 2018-1 BV, Ser 2018-1X, Cl C
1.500%, VAR Euribor 3 Month+1.500%, 04/15/31	EUR	1,100	1,188
Barings Euro Cl O 2018-1 BV, Ser 2018-1X, Cl E
4.120%, VAR Euribor 3 Month+4.120%, 04/15/31	EUR	4,275	4,268
Barings Euro Cl O 2018-2 BV, Ser 2018-2X, Cl E
5.050%, VAR Euribor 3 Month+5.050%, 10/15/31	EUR	1,000	1,049
Barings Euro Cl O 2018-3 BV, Ser 2018-3X, Cl E
5.790%, VAR Euribor 3 Month+5.790%, 07/27/31	EUR	2,900	2,806
Barings Euro Cl O DAC, Ser 2020-2X, Cl E
6.500%, VAR Euribor 3 Month+6.500%, 07/24/32	EUR	2,475	2,723
Battalion Cl XVIII
%, 10/15/32		2,000	1,960

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 115

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Battalion Cl o XIV, Ser 2019-14A, Cl E
6.952%, VAR ICE LIBOR USD 3 Month+6.680%, 04/20/32(A)		$3,450	$3,235
Black Diamond Cl O, Ser 2017-1A, Cl C
4.214%, VAR ICE LIBOR USD 3 Month+3.950%, 04/24/29(A)		5,000	4,528
Black Diamond Cl O DAC, Ser 2015-1X, Cl F
6.500%, VAR Euribor 3 Month+6.500%, 10/03/29	EUR	1,220	1,233
Black Diamond Cl O DAC, Ser 2018-1A, Cl BR
2.225%, VAR ICE LIBOR USD 3 Month+1.980%, 04/26/31(A)		4,000	3,639
Black Diamond Cl O DAC, Ser 2018-1X, Cl DR
2.650%, VAR Euribor 3 Month+2.650%, 10/03/29	EUR	5,000	5,550
Black Diamond Cl O DAC, Ser 2019-1X, Cl D
4.100%, VAR Euribor 3 Month+4.100%, 05/15/32	EUR	3,000	3,324
Blackrock European Cl O DAC, Ser 2018-1X, Cl ER
4.420%, VAR Euribor 3 Month+4.420%, 03/15/31	EUR	3,000	3,033
Blackrock European Cl O DAC, Ser 2018-1X, Cl FR
6.600%, VAR Euribor 3 Month+6.600%, 03/15/31	EUR	1,750	1,773
Blackrock European Cl O IX DAC, Ser 2019-9X, Cl F
8.920%, VAR Euribor 3 Month+8.920%, 12/15/32	EUR	1,250	1,331
Bosphorus Cl O IV DAC, Ser 2018-4X, Cl E
4.630%, VAR Euribor 3 Month+4.630%, 12/15/30	EUR	2,000	2,111
Cairn Cl O XI DAC, Ser 2019-11X, Cl E
6.770%, VAR Euribor 3 Month+6.770%, 07/15/35	EUR	2,500	2,806
Carlyle Euro Cl O 2017-1 DAC, Ser 2017-1X, Cl D
5.000%, VAR Euribor 3 Month+5.000%, 07/15/30	EUR	3,014	3,047
Carlyle Euro Cl O 2017-3 DAC, Ser 2017-3X, Cl D
4.580%, VAR Euribor 3 Month+4.580%, 01/15/31	EUR	2,000	1,857
Carlyle Global Market Strategies Cl O 2012-4, Ser 2019-4A, Cl ERR
7.548%, VAR ICE LIBOR USD 3 Month+7.290%, 04/22/32(A)		2,000	1,551
Carlyle Global Market Strategies Cl O 2014-4-R, Ser 2018-4RA, Cl C
3.175%, VAR ICE LIBOR USD 3 Month+2.900%, 07/15/30(A)		3,800	3,154
Carlyle Global Market Strategies Euro Cl O 2014-1 DAC, Ser 2018-1X, Cl ER
4.930%, VAR Euribor 3 Month+4.930%, 07/15/31	EUR	3,300	3,397
Carlyle Global Market Strategies Euro Cl O 2014-3 DAC, Ser 2018-3X, Cl DR
4.580%, VAR Euribor 3 Month+4.580%, 01/25/32	EUR	2,400	2,458
Carlyle Global Market Strategies Euro Cl O 2015-1, Ser 2020-1X, Cl DR
5.500%, VAR Euribor 3 Month+5.500%, 01/16/33	EUR	2,000	1,901

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 116

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
CarVal Cl O, Ser 2018-1A, Cl D
3.161%, VAR ICE LIBOR USD 3 Month+2.890%, 07/16/31(A)		$5,000	$4,756
Catamaran Cl O 2018-1, Ser 2018-1A, Cl E
6.615%, VAR ICE LIBOR USD 3 Month+6.370%, 10/25/31(A)		3,500	2,973
CIFC Funding, Ser 2018-4RA, Cl D
5.973%, VAR ICE LIBOR USD 3 Month+5.700%, 10/17/30(A)		2,200	1,859
CIFC Funding 2013-II, Ser 2017-2A, Cl B2LR
6.792%, VAR ICE LIBOR USD 3 Month+6.520%, 10/18/30(A)		1,300	1,108
Columbia Cent Cl O 27, Ser 2018-27A, Cl B
2.545%, VAR ICE LIBOR USD 3 Month+2.300%, 10/25/28(A)		3,000	2,928
Columbia Cent Cl O 27, Ser 2018-27A, Cl C
3.545%, VAR ICE LIBOR USD 3 Month+3.300%, 10/25/28(A)		3,000	2,770
Crestline Denali Cl O XIV, Ser 2018-1A, Cl DR
3.606%, VAR ICE LIBOR USD 3 Month+3.350%, 10/23/31(A)		2,000	1,748
Crestline Denali Cl O XVI, Ser 2018-1A, Cl C
2.122%, VAR ICE LIBOR USD 3 Month+1.850%, 01/20/30(A)		4,500	4,245
Crestline Denali Cl O XVII, Ser 2018-1A, Cl D
3.525%, VAR ICE LIBOR USD 3 Month+3.250%, 10/15/31(A)		2,250	1,941
CRNPT, Ser 2018-4A, Cl C
2.172%, VAR ICE LIBOR USD 3 Month+1.900%, 04/20/31(A)		2,750	2,607
CRNPT, Ser 2018-4A, Cl D
3.022%, VAR ICE LIBOR USD 3 Month+2.750%, 04/20/31(A)		3,000	2,689
Crown Point Cl O 8, Ser 2019-8A, Cl E
7.372%, VAR ICE LIBOR USD 3 Month+7.100%, 10/20/32(A)		4,000	3,566
Dryden 29 Euro Cl O 2013 BV, Ser 2018-29X, Cl ERR
4.750%, VAR Euribor 3 Month+4.750%, 07/15/32	EUR	911	953
Dryden 32 Euro Cl O 2014 B.V., Ser 2018-32X, Cl FR
7.270%, VAR Euribor 3 Month+7.270%, 08/15/31	EUR	1,250	1,306
DRYDEN 35 EURO Cl O BV, Ser 2020-35X, Cl ER
6.330%, VAR Euribor 3 Month+6.330%, 01/17/33	EUR	4,700	5,333
Dryden 48 Euro Cl O 2016 BV, Ser 2019-48X, Cl ER
6.670%, VAR Euribor 3 Month+6.670%, 10/15/32	EUR	1,140	1,311
Dryden 56 Euro Cl O 2017 BV, Ser 2017-56X, Cl E
4.720%, VAR Euribor 3 Month+4.720%, 01/15/32	EUR	3,225	3,389
Elevation Cl O 2013-1, Ser 2019-1A, Cl D1R2
7.930%, VAR ICE LIBOR USD 3 Month+7.650%, 08/15/32(A)		2,210	2,102

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 117

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Euro-Galaxy III Cl O BV, Ser 2019-3X, Cl ERR
6.650%, VAR Euribor 3 Month+6.650%, 01/17/31	EUR	4,825	$5,530
Euro-Galaxy VII Cl O DAC, Ser 2019-7X, Cl E
6.160%, VAR Euribor 3 Month+6.160%, 04/25/32	EUR	2,000	2,256
Galaxy XV Cl O, Ser 2017-15A, Cl ER
6.920%, VAR ICE LIBOR USD 3 Month+6.645%, 10/15/30(A)		$2,725	2,540
GoldenTree Loan Management EUR Cl O 3 DAC, Ser 2019-3X, Cl E
5.910%, VAR Euribor 3 Month+5.910%, 01/20/32	EUR	3,550	3,908
Greywolf Cl O III, Ser 2020-3RA, Cl CR
3.608%, VAR ICE LIBOR USD 3 Month+3.350%, 04/15/33(A)		3,000	2,828
Greywolf Cl O III, Ser 2020-3RA, Cl DR
7.178%, VAR ICE LIBOR USD 3 Month+6.920%, 04/15/33(A)		5,000	4,412
Grosvenor Place Cl O BV, Ser 2018-1X, Cl DRR
5.400%, VAR Euribor 3 Month+5.400%, 10/30/29	EUR	3,800	4,178
Halsey Point Cl O I, Ser 2019-1A, Cl E
7.972%, VAR ICE LIBOR USD 3 Month+7.700%, 01/20/33(A)		2,000	1,826
Harvest Cl O IX DAC, Ser 2017-9X, Cl ER
5.120%, VAR Euribor 3 Month+5.120%, 02/15/30	EUR	1,000	1,072
Harvest Cl O VIII DAC, Ser 2018-8X, Cl DRR
2.550%, VAR Euribor 3 Month+2.550%, 01/15/31	EUR	1,800	1,929
Harvest Cl O XIV DAC, Ser 2015-14X, Cl F
6.300%, VAR Euribor 3 Month+6.300%, 11/18/29	EUR	3,250	3,269
Harvest Cl O XVI DAC, Ser 2018-16X, Cl DR
3.450%, VAR Euribor 3 Month+3.450%, 10/15/31	EUR	2,000	2,243
Harvest Cl O XVI DAC, Ser 2018-16X, Cl ER
5.570%, VAR Euribor 3 Month+5.570%, 10/15/31	EUR	3,000	3,233
Harvest Cl O XXIII DAC, Ser 2020-23X, Cl F
8.310%, VAR Euribor 3 Month+8.310%, 10/20/32	EUR	1,500	1,564
Holland Park Cl O DAC, Ser 2019-1X, Cl DRR
7.030%, VAR Euribor 3 Month+7.030%, 11/14/32	EUR	2,300	2,706
Jamestown Cl O XIV, Ser 2019-14A, Cl D
7.312%, VAR ICE LIBOR USD 3 Month+7.040%, 10/20/32(A)		3,600	3,412
KKR Cl O 14, Ser 2018-14, Cl ER
6.425%, VAR ICE LIBOR USD 3 Month+6.150%, 07/15/31(A)		2,000	1,608
KKR Cl o 25, Ser 2019-25, Cl E
6.815%, VAR ICE LIBOR USD 3 Month+6.540%, 04/15/32(A)		1,250	1,095
KKR Cl O 26, Ser 2019-26, Cl E
7.275%, VAR ICE LIBOR USD 3 Month+7.000%, 07/15/32(A)		4,000	3,633
Laurelin 2016-1 DAC, Ser 2018-1X, Cl ER
5.430%, VAR Euribor 3 Month+5.430%, 10/20/31	EUR	2,500	2,768

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 118

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
LCM 29, Ser 2019-29A, Cl E
7.175%, VAR ICE LIBOR USD 3 Month+6.900%, 04/15/31(A)		$1,750	$1,599
Madison Park Euro Funding IX DAC, Ser 2017-9X, Cl E
4.900%, VAR Euribor 3 Month+4.900%, 07/15/30	EUR	1,640	1,664
Madison Park Euro Funding VII BV, Ser 2018-7X, Cl ER
4.700%, VAR Euribor 3 Month+4.700%, 05/25/31	EUR	1,150	1,130
Madison Park Euro Funding XI DAC, Ser 2018-11X, Cl D
2.800%, VAR Euribor 3 Month+2.800%, 02/15/31	EUR	3,000	3,267
Madison Park Euro Funding XI DAC, Ser 2018-11X, Cl E
4.860%, VAR Euribor 3 Month+4.860%, 02/15/31	EUR	3,650	3,640
Madison Park Euro Funding XII DAC, Ser 2018-12X, Cl E
5.200%, VAR Euribor 3 Month+5.200%, 10/15/31	EUR	2,136	2,254
Madison Park Funding XI, Ser 2017-11A, Cl ER
6.706%, VAR ICE LIBOR USD 3 Month+6.450%, 07/23/29(A)		3,500	2,985
Madison Park Funding XXXII, Ser 2019-32A, Cl E
7.358%, VAR ICE LIBOR USD 3 Month+7.100%, 01/22/31(A)		4,000	3,888
Man GLG Euro Cl O I DAC, Ser 2018-1X, Cl ERR
4.850%, VAR Euribor 3 Month+4.850%, 10/15/30	EUR	1,000	1,003
Man GLG Euro Cl O II DAC, Ser 2016-2X, Cl F
8.750%, VAR Euribor 3 Month+8.750%, 01/15/30	EUR	2,000	2,040
Man GLG Euro Cl O IV DAC, Ser 2018-4X, Cl C
1.600%, VAR Euribor 3 Month+1.600%, 05/15/31	EUR	5,725	6,420
Man GLG Euro Cl O V DAC, Ser 2018-5X, Cl D1
3.550%, VAR Euribor 3 Month+3.550%, 12/15/31	EUR	2,500	2,782
Man GLG Euro Cl O VI DAC, Ser 2020-6X, Cl E
5.390%, VAR Euribor 3 Month+5.390%, 10/15/32	EUR	1,300	1,470
Marathon Cl O 14, Ser 2019-2A, Cl C2
6.242%, VAR ICE LIBOR USD 3 Month+5.970%, 01/20/33(A)		2,000	1,937
Marathon Cl O XIII, Ser 2019-1A, Cl C
4.345%, VAR ICE LIBOR USD 3 Month+4.070%, 04/15/32(A)		3,000	2,619
Marble Point Cl O XII, Ser 2018-1A, Cl D
3.271%, VAR ICE LIBOR USD 3 Month+3.000%, 07/16/31(A)		5,000	4,542
MidOcean Credit Cl O III, Ser 2018-3A, Cl DR
3.531%, VAR ICE LIBOR USD 3 Month+3.260%, 04/21/31(A)		4,100	3,452
Midocean Credit Cl O IX, Ser 2018-9A, Cl E
6.322%, VAR ICE LIBOR USD 3 Month+6.050%, 07/20/31(A)		1,000	858

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 119

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
MidOcean Credit Cl O VI, Ser 2019-6A, Cl DR
4.022%, VAR ICE LIBOR USD 3 Month+3.750%, 01/20/29(A)		$3,000	$2,884
Midocean Credit Cl o VIII, Ser 2018-8A, Cl C
2.203%, VAR ICE LIBOR USD 3 Month+1.950%, 02/20/31(A)		450	422
Montmartre Euro Cl O 2020-2 DAC, Ser 2020-2X, Cl E
6.430%, VAR Euribor 3 Month+6.430%, 07/15/33	EUR	563	651
Montmartre Euro Cl O 2020-2 DAC, Ser 2020-2X, Cl F
6.920%, VAR Euribor 3 Month+6.920%, 07/15/33	EUR	263	296
Mountain View Cl O, Ser 2018-9A, Cl CR
3.395%, VAR ICE LIBOR USD 3 Month+3.120%, 07/15/31(A)		2,500	2,145
Northwoods Capital 19 Euro DAC, Ser 2020-21X, Cl F
8.090%, VAR Euribor 3 Month+8.090%, 06/16/33	EUR	1,000	1,158
Northwoods Capital 20, Ser 2019-20A, Cl E
8.095%, VAR ICE LIBOR USD 3 Month+7.850%, 01/25/30(A)		3,000	2,886
Northwoods Capital 22, Ser 2020-22A, Cl E
9.074%, VAR ICE LIBOR USD 3 Month+8.820%, 09/01/31(A)		5,000	4,867
Oak Hill European Credit Partners IV Designated Activity, Ser 2018-4X, Cl DR
2.500%, VAR Euribor 3 Month+2.500%, 01/20/32	EUR	3,000	3,264
OAK Hill European Credit Partners V Designated Activity, Ser 2017-5X, Cl E
6.200%, VAR Euribor 3 Month+6.200%, 02/21/30	EUR	1,500	1,567
OAK Hill European Credit Partners V Designated Activity, Ser 2017-5X, Cl F
7.300%, VAR Euribor 3 Month+7.300%, 02/21/30	EUR	1,100	976
Ocean Trails Cl O VII, Ser 2019-7A, Cl E
7.153%, VAR ICE LIBOR USD 3 Month+6.880%, 04/17/30(A)		3,000	2,407
OZLM IX, Ser 2018-9A, Cl CRR
3.522%, VAR ICE LIBOR USD 3 Month+3.250%, 10/20/31(A)		1,500	1,401
OZLM IX, Ser 2018-9A, Cl DRR
6.392%, VAR ICE LIBOR USD 3 Month+6.120%, 10/20/31(A)		2,000	1,436
OZLM VI, Ser 2018-6A, Cl DS
6.323%, VAR ICE LIBOR USD 3 Month+6.050%, 04/17/31(A)		3,550	2,720
OZLM XI, Ser 2017-11A, Cl DR
7.268%, VAR ICE LIBOR USD 3 Month+7.000%, 10/30/30(A)		3,000	2,337
OZLM XXII, Ser 2018-22A, Cl B
2.073%, VAR ICE LIBOR USD 3 Month+1.800%, 01/17/31(A)		3,500	3,332
OZLM XXII, Ser 2018-22A, Cl D
5.573%, VAR ICE LIBOR USD 3 Month+5.300%, 01/17/31(A)		1,800	1,285

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 120

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
OZLM XXIV, Ser 2019-24A, Cl D
7.322%, VAR ICE LIBOR USD 3 Month+7.050%, 07/20/32(A)		$4,000	$3,472
Parallel, Ser 2018-1A, Cl C
3.072%, VAR ICE LIBOR USD 3 Month+2.800%, 04/20/31(A)		2,000	1,690
Parallel 2018-1, Ser 2018-1A, Cl D
5.522%, VAR ICE LIBOR USD 3 Month+5.250%, 04/20/31(A)		1,250	878
Pikes Peak Cl O 5, Ser 2020-5A, Cl E
7.869%, VAR ICE LIBOR USD 3 Month+6.700%, 04/20/33(A)		2,500	2,417
Regatta XIV Funding, Ser 2018-3A, Cl E
6.195%, VAR ICE LIBOR USD 3 Month+5.950%, 10/25/31(A)		3,600	3,123
Regatta XV Funding, Ser 2018-4A, Cl D
6.745%, VAR ICE LIBOR USD 3 Month+6.500%, 10/25/31(A)		1,750	1,516
Rockford Tower Europe Cl O 2019-1 DAC, Ser 2019-1X, Cl E
6.030%, VAR Euribor 3 Month+6.030%, 01/20/33	EUR	1,000	1,081
Saranac Cl O III, Ser 2018-3A, Cl CR
2.575%, VAR ICE LIBOR USD 3 Month+2.350%, 06/22/30(A)		5,000	4,636
Saranac Cl O VI, Ser 2018-6A, Cl D
3.789%, VAR ICE LIBOR USD 3 Month+3.540%, 08/13/31(A)		2,000	1,804
Sorrento Park Cl O DAC, Ser 2014-1X, Cl E
5.769%, VAR Euribor 3 Month+6.250%, 11/16/27	EUR	3,000	3,052
Sound Point Cl O V-R, Ser 2018-1RA, Cl D
3.372%, VAR ICE LIBOR USD 3 Month+3.100%, 07/18/31(A)		1,000	855
Sound Point Cl O XXIII, Ser 2019-2A, Cl E
6.985%, VAR ICE LIBOR USD 3 Month+6.710%, 04/15/32(A)		3,000	2,637
Sound Point Cl O XXIV, Ser 2019-3A, Cl E
7.555%, VAR ICE LIBOR USD 3 Month+7.310%, 10/25/32(A)		3,000	2,724
Sound Point Cl O XXVII, Ser 2020-2A, Cl E
0.000%, VAR ICE LIBOR USD 3 Month+7.240%, 10/25/31(A)		3,000	2,910
St. Paul’s Cl O III-R DAC, Ser 2018-3RX, Cl CR
1.600%, VAR Euribor 3 Month+1.600%, 01/15/32	EUR	2,750	3,085
St. Paul’s Cl O III-R DAC, Ser 2018-3RX, Cl ER
4.430%, VAR Euribor 3 Month+4.430%, 01/15/32	EUR	5,650	5,619
St. Paul’s Cl O V, Ser 2017-5X, Cl ER
5.150%, VAR Euribor 3 Month+5.150%, 02/20/30	EUR	1,500	1,586
St. Paul’s Cl O VIII DAC, Ser 2017-8X, Cl E
4.600%, VAR Euribor 3 Month+4.600%, 01/17/30	EUR	2,800	2,840
Sutton Park Cl O DAC, Ser 2018-1X, Cl C
3.300%, VAR Euribor 3 Month+3.300%, 11/15/31	EUR	1,000	1,111

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 121

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
THL Credit Wind River 2019-3 Cl o, Ser 2019-3A, Cl E
6.825%, VAR ICE LIBOR USD 3 Month+6.550%, 04/15/31(A)		$3,500	$2,909
Toro European Cl O 2 DAC, Ser 2018-2X, Cl ER
5.600%, VAR Euribor 3 Month+5.600%, 10/15/30	EUR	1,170	1,278
Toro European Cl O 3 DAC, Ser 2017-3X, Cl D
3.320%, VAR Euribor 3 Month+3.320%, 04/15/30	EUR	2,000	2,224
Toro European Cl O 6 DAC, Ser 2019-6X, Cl D
4.030%, VAR Euribor 3 Month+4.030%, 01/12/32	EUR	2,000	2,186
Tralee Cl O V, Ser 2018-5A, Cl D
3.472%, VAR ICE LIBOR USD 3 Month+3.200%, 10/20/28(A)		3,000	2,770
Trimaran Cavu 2019-1, Ser 2019-1A, Cl E
7.312%, VAR ICE LIBOR USD 3 Month+7.040%, 07/20/32(A)		1,800	1,635
Trimaran CAVU 2019-2, Ser 2019-2A, Cl D
7.222%, VAR ICE LIBOR USD 3 Month+6.950%, 11/26/32(A)		1,750	1,436
Venture CDO, Ser 2018-31A, Cl C1
2.222%, VAR ICE LIBOR USD 3 Month+1.950%, 04/20/31(A)		4,000	3,790
Vesey Park Cl O DAC, Ser 2020-1X, Cl D
7.160%, VAR Euribor 3 Month+7.160%, 11/16/32	EUR	2,000	2,300
VIBR, Ser 2018-8A, Cl D
6.022%, VAR ICE LIBOR USD 3 Month+5.750%, 01/20/31(A)		2,000	1,409
Vibrant Cl O VIII, Ser 2018-8A, Cl B1
2.072%, VAR ICE LIBOR USD 3 Month+1.800%, 01/20/31(A)		400	380
Voya Cl O 2013-3, Ser 2018-3A, Cl DR
6.172%, VAR ICE LIBOR USD 3 Month+5.900%, 10/18/31(A)		2,500	2,088
Voya Euro Cl O I DAC, Ser 2018-1X, Cl D
2.500%, VAR Euribor 3 Month+2.500%, 10/15/30	EUR	3,075	3,351
Voya Euro Cl O II DAC, Ser 2019-2X, Cl E
5.900%, VAR Euribor 3 Month+5.900%, 07/15/32	EUR	1,500	1,668
York Cl O-5, Ser 2018-1A, Cl E
6.268%, VAR ICE LIBOR USD 3 Month+6.010%, 10/22/31(A)		2,500	2,141
Z Capital Credit Partners Cl O, Ser 2018-1A, Cl DR
3.371%, VAR ICE LIBOR USD 3 Month+3.100%, 07/16/27(A) (D)		4,050	3,267
Zais Cl O 5, Ser 2016-2A, Cl B
3.575%, VAR ICE LIBOR USD 3 Month+3.300%, 10/15/28(A)		4,500	4,186
Zais Cl O 8, Ser 2018-1A, Cl C
2.025%, VAR ICE LIBOR USD 3 Month+1.750%, 04/15/29(A)		4,030	3,527

Total Mortgage-Backed Securities
Cost ($376,302)			365,429

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 122

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)/Acquisition Cost (000)	Value (000)
Life Settlement Contracts [3.4%](B)(E)(I)
American General Life #460L, Acquired 05/30/2014	303	$824
American General Life #508L, Acquired 05/30/2014	2,595	2,382
American General Life #542L, Acquired 07/30/2015	83	390
American General Life #906L, Acquired 07/30/2015	479	2,912
American General Life #964L, Acquired 07/30/2015	1,459	2,155
AXA Equitable Life #0474, Acquired 11/04/2013	7,290	8,374
AXA Equitable Life #1616, Acquired 05/30/2014	3,254	3,847
AXA Equitable Life #1898, Acquired 11/04/2013	441	838
AXA Equitable Life #7233, Acquired 11/04/2013	395	2,058
AXA Equitable Life #7578, Acquired 11/04/2013	2,104	3,791
AXA Equitable Life #7857, Acquired 11/04/2013	2,297	1,409
AXA Equitable Life #8538, Acquired 11/04/2013	1,333	2,018
AXA Equitable Life #9345, Acquired 11/04/2013	143	1,105
BlackBrush Oil & Gas, L.P., Acquired	—	—
Guardian Insurance #0346, Acquired 11/04/2013	646	2,674
Hartford Life #4700, Acquired 11/24/2015	81	191
ING Reliastar #1234, Acquired 12/05/2013	1,067	4,913
ING Reliastar #3394, Acquired 05/30/2014	3,687	7,319
ING Reliastar #4842, Acquired 11/20/2013	921	3,747
ING Reliastar #776H, Acquired 05/30/2014	1,518	1,737
John Hancock #0430, Acquired 05/30/2014	2,418	4,119
John Hancock #0801, Acquired 05/30/2014	1,564	2,253
John Hancock #1929, Acquired 05/30/2014	3,812	4,208

Description	Acquisition Cost (000)	Value (000)
John Hancock #5072, Acquired 05/30/2014	1,409	$3,860
John Hancock #5080, Acquired 11/19/2013	313	3,850
John Hancock #5885, Acquired 05/30/2014	894	1,872
John Hancock #6686, Acquired 05/30/2014	3,035	3,037
John Hancock #6912, Acquired 05/30/2014	1,065	1,820
Lincoln National #4754, Acquired 09/17/2015	1,029	5,221
Lincoln National #4754, Acquired 09/17/2015	610	3,292
Lincoln National #5658, Acquired 09/17/2015	329	1,515
Lincoln National #7099, Acquired 09/17/2015	1,254	3,102
Lincoln National #8558, Acquired 09/17/2015	1,659	3,619
Mass Mutual #1849, Acquired 11/05/2013	2,926	5,071
Mass Mutual #5167, Acquired 05/30/2014	63	1,949
Mass Mutual #5681, Acquired 11/05/2013	288	2,743
Mass Mutual #5864, Acquired 05/30/2014	4,668	—
Met Life #8MLU, Acquired 05/20/2014	1,413	1,161
Penn Life #8183, Acquired 10/18/2016	46	121
Penn Mutual #3106, Acquired 05/30/2014	1,294	1,402
Phoenix Life #5715, Acquired 10/18/2016	569	2,394
Phoenix Life #6157, Acquired 10/18/2016	569	2,418
Phoenix Life #6161, Acquired 05/30/2014	3,472	9,798
Phoenix Life #8499, Acquired 05/30/2014	756	1,296
Phoenix Life #8509, Acquired 05/30/2014	761	1,296
Principal Financial #6653, Acquired 10/30/2013	306	504
Security Mutual Life #5380, Acquired 10/28/2013	410	—
Transamerica #1708, Acquired 10/28/2013	957	2,436

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 123

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Acquisition Cost (000)	Value (000)
Transamerica #8205, Acquired 10/28/2013	714	$1,240

Total Life Settlement Contracts
(Cost $68,699)		128,281

Exchange-Traded Fund [2.7%]
iShares iBoxx High Yield Corporate Bond ETF	1,200,000	100,680

Total Exchange-Traded Fund
(Cost $102,046)		100,680

Limited Partnership [0.3%]
NB Insurance-Linked Strategies Fund LP*	10,000	11,830

Total Limited Partnership
(Cost $10,256)		11,830

Common Stock [0.2%]
[0.0%]
McDermott International	12,792	30
Party City Holdings	53,709	140

Total		170

Agricultural [0.0%]
Mriya Farming PLC *	2,903	—

Chemicals [0.0%]
Hexion Holdings *	21,096	216

Consumer Cyclical [0.0%]
TruKid *	257	643

Diversified Minerals [0.0%]
New World Resources, ClA *	44,276,198	—

Energy [0.0%]
Templar Energy, ClA *	105,419	—

Finance [0.0%]
BCD Acquisition	1,000,000	—

Health Care [0.0%]
Novartex	180,000	80

Description	Acquisition Cost (000)/ Number of Warrants	Value (000)
Manufacturing [0.0%]
Longview Power LLC, Acquired	384	$357
Vivarte	6,400	3

Total Manufacturing		360

Media Entertainment [0.0%]
iHeartMedia *	12,136	99

Oil, Gas & Consumable Fuels [0.1%]
Gulf Keystone Petroleum *	2,140,000	2,043
Savannah Petroleum *	4,307,451	584
Whiting Petroleum *	19,668	340

Total Oil, Gas & Consumable Fuels		2,967

Services [0.0%]
A’ayan Leasing & Investment KSCP *	1,169,438	232
Wayne Services Legacy *	257	—

Total Services		232

Telephones & Telecommunications [0.1%]
Technicolor *	666,813	1,001

Total Common Stock
(Cost $9,981)		5,768

Warrants [0.1%]
Central Bank of Nigeria,
Expires 11/15/20, Strike Price $.0001*	249,000	2,241
Toys ‘R’ Us/Hill Street
Expires 06/21/21* (J)	14,773	6

Total Warrants
(Cost $7,008)		2,247

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 124

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Shares		Value (000)
Closed-End Fund [0.0%]
Stone Ridge Reinsurance Risk Premium Interval Fund*		21,596	$881

Total Closed-End Fund
(Cost $1,047)			881

Convertible Bonds [0.0%]
Coal Mining [0.0%]
New World Resources
4.000%cash or 8.000% PIK, 10/07/20(D)	EUR	380	7

Medical Products & Services [0.0%]
Bio City Development
8.000%, 07/06/19		1,000	50

Description	Shares		Value (000)
Real Estate Oper/Develop [0.0%]
No. Va Land Investment Group
5.500%, 04/27/23		1,159	1,164

Telephones & Telecommunications [0.0%]
Digicel Group 0.5
7.000%, 10/01/68(A)		1,683	219

Total Convertible Bonds
Cost ($2,791)			1,440

Preferred Stock [0.0%]
[0.0%]
BlackBrush Oil & Gas, L.P.		1,265,625	367

Total Preferred Stock
(Cost $367)			367

Short-Term Investment** [4.1%]
SEI Daily Income Trust Government Fund, ClF, 0.010%		154,244,393	154,244

Total Short-Term Investment
(Cost $154,244)			154,244

Total Investments [100.6%]
(Cost $4,006,162)			$3,763,078

Percentages are based on Net Assets of $3,739,101 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

(1)	U.S. Dollars unless otherwise indicated.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $795,959 (000), representing 21.3% of the net assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Step Bond — The rate reported is the rate in effect on September 30, 2020. The coupon on a step bond changes on a specific date.

(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(E)	Security is considered illiquid. The total market value of such security as of September 30, 2020 was $143,547 (000) and represented 3.8% of the net assets of the Fund.

(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(G)	Unsettled bank loan, Interest rate not available.

(H)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(I)	Security is considered restricted. The total market value of such securities as of September 30, 2020 was $128,638 (000) and represented 3.44% of the net assets of the Fund.

(J)	Strike Price is unavailable.

CDO — Collateralized Debt Obligation

CHF — Swiss Franc

Cl— Class

DAC — Designated Activity Company

ETF — Exchange-Traded Fund

EUR — Euro

Euribor — Euro Interbank Offered Rate

GBP — British Pound Sterling

JPY — Japanese Yen

ICE — Intercontinental Exchange

JSC — Joint Stock Company

LIBOR — London Interbank Offered Rates

LLC — Limited Liability Company

LLP — Limited Liability Partnership

LP — Limited Partnership

LTD — Limited

MTN — Medium Term Note

PIK — Paid-in Kind

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Ser — Series

ULC — Unlimited Liability Company

USD — U.S. Dollar

VAR — Variable

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 125

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (continued)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
U.S. Bank	10/09/20 - 11/04/20	EUR	382,451	USD	453,379	$4,860
U.S. Bank	10/14/20 - 11/04/20	USD	6,765	EUR	5,700	(77)
U.S. Bank	10/14/20 - 11/04/20	GBP	32,660	USD	42,316	170
U.S. Bank	10/14/20	GBP	210	USD	270	(1)
U.S. Bank	11/04/20	CHF	48,800	USD	53,635	599
U.S. Bank	11/04/20	USD	52,412	CHF	47,500	(789)
U.S. Bank	11/04/20	JPY	460,000	USD	4,340	(23)
						$4,739

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$1,707,721	$2	$1,707,723
Loan Participations	—	791,293	2,180	793,473
Sovereign Debt	—	490,713	2	490,715
Mortgage-Backed Securities	—	365,429	—	365,429
Life Settlement Contracts	—	—	128,281	128,281
Exchange-Traded Fund	100,680	—	—	100,680
Limited Partnership	—	11,830	—	11,830
Common Stock	5,737	31	—	5,768
Warrants	—	6	2,241	2,247
Closed-End Fund	881	—	—	881
Convertible Bonds	—	1,440	—	1,440
Preferred Stock	—	367	—	367
Short-Term Investment	154,244	—	—	154,244
Total Investments in Securities	$261,542	$3,368,830	$132,706	$3,763,078

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$5,629	$—	$5,629
Unrealized Depreciation	—	(890)	—	(890)
Total Other Financial Instruments	$—	$4,739	$—	$4,739

*	Forwards contracts and swap contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

(1)

Of the $132,706 (000) in Level 3 securities as of September 30, 2020, $128,281 (000) or 96.7% are not valued via third party pricing vendors and broker quotes. If significant, the discosure of the unobservable inputs and the interrelationships and sensitivity between these inputs is required for those Level 3 securities that are not valued by third party vendors or broker quotes (see following page).

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of September 30, 2020:

	Investments in Loan Participations	Investments in Life Settlement Contracts	Investments in Sovereign Debt
Beginning balance as of October 1, 2019	$2,647	$140,944	$3
Accrued discounts/ premiums	154	—	—
Realized gain/(loss)	—	10,376	—
Change in unrealized appreciation/(depreciation)	(5)	7,127	—
Purchases	—	—	—
Sales/paydowns	(616)	(30,166)	(1)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance as of September 30, 2020	$2,180	$128,281	$2
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(5)	$7,127	$—

	Investments in Warrants	Investments in Corporate Bonds	Total
Beginning balance as of October 1, 2019	$—	$12	$143,606
Accrued discounts/ premiums	—	7	161
Realized gain/(loss)	—	15	10,391
Change in unrealized appreciation/(depreciation)	—	(16)	7,106
Purchases	—	—	—
Sales/paydowns	—	(16)	(30,799)
Transfers into Level 3	2,241	—	2,241
Transfers out of Level 3	—	—	—
Ending balance as of September 30, 2020	$2,241	$2	$132,706
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$(16)	$7,106

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 126

consolidated schedule of investments
September 30, 2020
City National Rochdale Fixed Income Opportunities Fund (concluded)

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2020. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2020 (000)	Valuation Techniques
Life Settlement Contracts	$128,281	Discounted Cash Flow Model

		Observable Inputs
		Maturity Value

		Unobservable Inputs	Range
		Discount Rate	13.43%
		Expected Maturity (months)	13-287 months

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and the interrelationships between them could result in significantly higher or lower fair value measurements. Increases in projected collection rates in isolation would result in a higher fair value measurement, while increases in expected discount rates, projected default rates, and maturities of life settlement contracts, in isolation, would result in a lower fair value measurement.

For the year ended September 30, 2020, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

At September 30, 2020, the Fund had the following investments in life settlement contracts:

Year	Number of Contracts	Fair Value (000)	Face Value (Death Benefits) (000)
2021	2	$6,461	$8,500
2022	5	19,107	30,250
2023	13	50,215	95,513
2024	9	23,020	65,500
Thereafter	19	29,478	111,653
	48	$128,281	$311,416

For the year ended September 30, 2020, the net change to fair value on life settlement contracts, net of premiums paid and continuing costs disclosed in the Fund’s Consolidated Statement of Operations, as part of the unrealized appreciation/(depreciation) on investments, consisted of a net positive change to fair value on life settlement contracts of $7,127,171, offset by $22,869,041 in premiums paid and continuing costs associated with its investment in the policies. For the year ended September 30, 2020, the Fund realized gains of $10,375,353 on matured life settlement contracts, which are disclosed in the Consolidated Statement of Operations, as part of the realized gain/(loss) on investments.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 127

schedule of investments
September 30, 2020
City National Rochdale Short Term Emerging Markets Debt Fund

Description	Face Amount (000)		Value (000)
Corporate Bonds [71.1%]
Banks [4.0%]
Access Bank, MTN
10.500%, 10/19/21		$9,945	$10,243

Building-Heavy Construct [0.1%]
Andrade Gutierrez International
11.000% cash/12.000% PIK, 08/20/21		201	135
11.000%, 08/20/21(A)		1	1

Total Building-Heavy Construct			136

Drugs [3.5%]
Glenmark Pharmaceuticals
4.500%, 08/02/21		8,515	8,411
Jubilant Pharma
4.875%, 10/06/21		473	473

Total Drugs			8,884

Electric Utilities [2.4%]
Instituto Costarricense de Electricidad
6.950%, 11/10/21		6,190	6,206

Entertainment & Gaming [5.0%]
NagaCorp
9.375%, 05/21/21		12,641	12,837

Metals & Mining [6.2%]
Vedanta Resources
8.250%, 06/07/21		16,897	15,968

Paper & Related Products [5.1%]
Eldorado International Finance GmbH
8.625%, 06/16/21		13,177	13,259

Petroleum & Fuel Products [22.3%]
Georgian Oil and Gas JSC
6.750%, 04/26/21		12,510	12,575
Pan American Energy
7.875%, 05/07/21		2,218	2,163
Petroleos Mexicanos, MTN
2.500%, 08/21/21	EUR	6,600	7,626
Tullow Oil Jersey
6.625%, 07/12/21		34,000	22,100
YPF
8.500%, 03/23/21		13,674	12,846

Total Petroleum & Fuel Products			57,310

Real Estate Oper/Develop [8.4%]
Alam Synergy Pte
11.500%, 04/22/21		12,900	9,159
Global Prime Capital Pte
7.250%, 04/26/21		12,308	12,431

Total Real Estate Oper/Develop			21,590

Telephones & Telecommunications [7.1%]
Telecom Argentina
6.500%, 06/15/21		19,636	18,360

Transportation Services [7.0%]
Global Liman Isletmeleri
8.125%, 11/14/21		16,050	10,855
Ukraine Railways via Shortline
9.875%, 09/15/21		7,156	7,228

Total Transportation Services			18,083

Total Corporate Bonds
(Cost $203,198)			182,876

Sovereign Debt [24.9%]
Argentine Republic Government International Bond
1.000%, 07/09/29		500	228
0.750%, 07/09/46	EUR	40	16
0.500%, 07/09/29	EUR	1	—
Ciudad Autonoma De Buenos Aires, MTN
8.950%, 02/19/21		670	607
Lao People’s Democratic Republic International Bond
6.875%, 06/30/21		15,000	12,407

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 128

schedule of investments
September 30, 2020
City National Rochdale Short Term Emerging Markets Debt Fund (concluded)

Description	Face Amount (000)/Shares		Value (000)
Namibia International Bonds
5.500%, 11/03/21		$3,000	$3,029
Nigeria Government International Bond
6.750%, 01/28/21		11,189	11,230
Provincia de Buenos Aires
4.000%, 06/01/20(B)	EUR	9,490	4,228
Provincia de Cordoba
7.125%, 06/10/21		12,157	7,416
Provincia de Neuquen Argentina
7.875%, 04/26/21		416	228
Senegal Government International Bond
8.750%, 05/13/21		1,650	1,695
Sri Lanka Government International Bond
6.250%, 07/27/21		14,300	12,441
Third Pakistan International Sukuk
5.500%, 10/13/21		8,606	8,581
Ukraine Government International Bond
7.750%, 09/01/21		2,000	2,048

Total Sovereign Debt
(Cost $77,434)			64,154

Short-Term Investment** [1.2%]
SEI Daily Income Trust Government Fund, Cl F, 0.010%		3,185,353	3,185

Total Short-Term Investment
(Cost $3,185)			3,185

Total Investments [97.2%]
(Cost $283,817)			$250,215

Percentages are based on Net Assets of $257,398 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $1 (000), representing 0.0% of the net assets of the Fund.

(B)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

Cl — Class

EUR — Euro

JSC — Joint Stock Company

MTN — Medium Term Note

PIK — Paid-in Kind

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
U.S. Bank	11/04/20	CHF	4,200	USD	4,619	$55
U.S. Bank	11/04/20	USD	4,631	CHF	4,200	(67)
U.S. Bank	11/04/20	EUR	10,100	USD	11,878	28
						$16

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$182,876	$—	$182,876
Sovereign Debt	—	64,154	—	64,154
Short-Term Investment	3,185	—	—	3,185
Total Investments in Securities	$3,185	$247,030	$—	$250,215

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$83	$—	$83
Unrealized Depreciation	—	(67)	—	(67)
Total Other Financial Instruments	$—	$16	$—	$16

*	Forwards contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For the year ended September 30, 2020, there have been no transfers in or out of Level 3.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 129

schedule of investments
September 30, 2020
City National Rochdale Dividend & Income Fund

Description	Shares	Value (000)
Common Stock [86.4%]
Communication Services [6.3%]
AT&T	151,500	$4,319
BCE	63,000	2,613
Verizon Communications	119,167	7,089

Total Communication Services		14,021

Consumer Staples [20.8%]
Altria Group	144,550	5,585
Clorox	37,700	7,923
Coca-Cola	81,772	4,037
General Mills	72,780	4,489
Hershey	25,400	3,641
Kellogg	47,000	3,036
Kimberly-Clark	19,000	2,806
Philip Morris International	61,700	4,627
Procter & Gamble	49,349	6,859
Unilever ADR	50,300	3,102

Total Consumer Staples		46,105

Financials [7.8%]
Ares Capital	118,600	1,654
Arthur J Gallagher	29,400	3,104
Cincinnati Financial	60,650	4,729
Compass Diversified Holdings (A)	198,000	3,774
Hartford Financial Services Group	52,000	1,917

Description	Shares	Value (000)
JPMorgan Chase	22,700	$2,186

Total Financials		17,364

Health Care [6.6%]
Bristol-Myers Squibb	69,400	4,184
Merck	73,150	6,068
Pfizer	119,444	4,384

Total Health Care		14,636

Industrials [7.7%]
Eaton	30,000	3,061
Emerson Electric	38,000	2,492
Lockheed Martin	30,117	11,543

Total Industrials		17,096

Information Technology [10.5%]
Cisco Systems	118,000	4,648
Intel	146,000	7,560
Paychex	68,200	5,440
Qualcomm	48,700	5,731

Total Information Technology		23,379

Materials [2.1%]
Sonoco Products	84,650	4,323
Westrock	11,000	382

Total Materials		4,705

REITs [9.0%]
Crown Castle International	25,600	4,263
Healthcare Trust of America, Cl A	141,200	3,671
Mid-America Apartment Communities	36,000	4,174
National Retail Properties	59,500	2,053
Prologis	56,689	5,704

Total REITs		19,865

Utilities [15.6%]
American Electric Power	34,900	2,852
Avangrid	59,000	2,977
Brookfield Infrastructure Partners (A)	67,600	3,219
Dominion Energy	36,300	2,865
Duke Energy	68,006	6,023
Entergy	47,800	4,710

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 130

schedule of investments
September 30, 2020
City National Rochdale Dividend & Income Fund (concluded)

Description	Shares	Value (000)
Eversource Energy	44,542	$3,721
Pinnacle West Capital	33,635	2,507
WEC Energy Group	15,550	1,507
Xcel Energy	62,100	4,286

Total Utilities		34,667

Total Common Stock
(Cost $145,156)		191,838

Preferred Stock [2.9%]
Communication Services [0.1%]
Qwest, 7.000%	10,000	255

Financials [1.1%]
AmTrust Financial Services, 7.500% *	10,000	183
Bank of America, 5.38% - 6%	20,000	542
First Republic Bank, 5.500%	10,000	267
JPMorgan Chase, 6.000%	10,000	274
MetLife, 5.625%	10,000	274
Truist Financial, 4.75% - 5.25%	20,000	535
Wells Fargo, 5.625 - 6.00%	11,596	304

Total Financials		2,379

REITs [1.2%]
Brookfield Property Partners, 5.750%	7,500	134
Digital Realty Trust, 5.250%	10,000	265
National Retail Properties, 5.200%	10,000	257
National Storage Affiliates Trust, 6.000%	20,000	530
PS Business Parks, 5.200%	10,000	259
Public Storage, 5.050%	30,000	784
Vornado Realty Trust, 5.250%	20,000	507

Total REITs		2,736

Utilities [0.5%]
Brookfield Renewable Partners, 5.250%	10,000	263
Dominion Energy, 5.250%	5,000	128
DTE Energy, 5.250%	20,000	528
Southern, 6.250%	10,000	254

Total Utilities		1,173

Total Preferred Stock
(Cost $6,352)		6,543

Exchange-Traded Funds [2.4%]
Invesco Preferred ETF	291,000	4,287
iShares Preferred & Income Securities ETF	27,300	995

Total Exchange-Traded Funds
(Cost $5,348)		5,282

Short-Term Investment** [7.9%]
SEI Daily Income Trust Government Fund, Cl F, 0.010%	17,515,108	17,515

Total Short-Term Investment
(Cost $17,515)		17,515

Total Investments [99.6%]
(Cost $174,371)		$221,178

Percentages are based on Net Assets of $222,097 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

(A)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $6,993 (000), or 3.1% of the net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

The following is a list of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$191,838	$—	$—	$191,838
Preferred Stock	6,543	—	—	6,543
Exchange-Traded Funds	5,282	—	—	5,282
Short-Term Investment	17,515	—	—	17,515
Total Investments in Securities	$221,178	$—	$—	$221,178

For the year ended September 30, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 -- Significant Accounting

Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 131

schedule of investments
September 30, 2020
City National Rochdale U.S. Core Equity Fund

Description	Shares	Value (000)
Common Stock [93.9%]
Aerospace & Defense [1.6%]
L3Harris Technologies	10,000	$1,698
Northrop Grumman	12,000	3,786

Total Aerospace & Defense		5,484

Beverages [2.0%]
PepsiCo	49,000	6,791

Capital Markets [3.2%]
Blackstone Group, Cl A (A)	87,000	4,542
CME Group, Cl A	36,000	6,023

Total Capital Markets		10,565

Commercial Banks [2.0%]
JPMorgan Chase	68,000	6,546

Commercial Services & Supplies [3.7%]
Cintas	27,000	8,987
TransUnion	39,000	3,281

Total Commercial Services & Supplies		12,268

Diversified Financial Services [1.7%]
Berkshire Hathaway, Cl B *	27,000	5,749

Electric Utilities [1.7%]
NextEra Energy	20,000	5,551

Entertainment [1.8%]
Walt Disney	48,000	5,956

Food & Staples Retailing [4.2%]
Costco Wholesale	21,000	7,455
Walmart	46,000	6,436

Total Food & Staples Retailing		13,891

Health Care Equipment & Supplies [4.1%]
Danaher	35,000	7,537
Edwards Lifesciences *	75,000	5,986

Total Health Care Equipment & Supplies		13,523

Health Care Providers & Services [5.0%]
CVS Health	44,000	2,569
HCA Healthcare *	18,000	2,244
UnitedHealth Group	38,000	11,847

Total Health Care Providers & Services		16,660

Hotels, Restaurants & Leisure [3.7%]
McDonald’s	33,000	7,243
Starbucks	59,000	5,070

Total Hotels, Restaurants & Leisure		12,313

Household Products [1.3%]
Colgate-Palmolive	57,000	4,398

Industrial Conglomerates [0.8%]
Roper Technologies	7,000	2,766

Insurance [1.0%]
Aon, Cl A	16,000	3,301

Interactive Media & Services [4.8%]
Alphabet, Cl A *	6,800	9,966
Facebook, Cl A *	23,000	6,024

Total Interactive Media & Services		15,990

Internet & Catalog Retail [3.3%]
Alibaba Group Holding ADR *	20,000	5,879
Amazon.Com *	1,600	5,038

Total Internet & Catalog Retail		10,917

IT Services [9.7%]
Accenture, Cl A	36,000	8,136
Mastercard, Cl A	34,000	11,498

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 132

schedule of investments
September 30, 2020
City National Rochdale U.S. Core Equity Fund (concluded)

Description	Shares	Value (000)
Visa, Cl A	63,000	$12,598

Total IT Services		32,232

Life Sciences Tools & Services [5.1%]
Charles River Laboratories International *	22,000	4,982
Thermo Fisher Scientific	27,000	11,921

Total Life Sciences Tools & Services		16,903

Machinery [1.6%]
Trane Technologies	44,000	5,335

Media [1.8%]
Comcast, Cl A	126,000	5,828

Multi-Utilities [0.9%]
CMS Energy	48,000	2,948

Pharmaceuticals [2.9%]
Johnson & Johnson	20,000	2,978
Zoetis, Cl A	40,000	6,615

Total Pharmaceuticals		9,593

Real Estate Investment Trusts [2.7%]
Equinix	7,000	5,321
Essex Property Trust	18,000	3,614

Total Real Estate Investment Trusts		8,935

Semiconductors & Semiconductor Equipment [1.2%]
ASML Holding, Cl G	11,000	4,062

Software [9.1%]
Adobe *	20,000	9,809
Microsoft	98,000	20,612

Total Software		30,421

Specialty Retail [3.3%]
Home Depot	40,000	11,108

Technology Hardware, Storage & Peripherals [6.4%]
Apple	184,000	21,309

Water Utilities [1.4%]
American Water Works	32,000	4,636

Wireless Telecommunication Services [1.9%]
T-Mobile US *	55,000	6,290

Total Common Stock
(Cost $153,402)		312,269

Short-Term Investment** [6.1%]
SEI Daily Income Trust Government Fund, Cl F, 0.010%	20,204,214	20,204

Total Short-Term Investment
(Cost $20,204)		20,204

Total Investments [100.0%]
(Cost $173,606)		$332,473

Percentages are based on Net Assets of $332,391 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

(A)	Security is a Master Limited Partnership. At September 30, 2020, such securities amounted to $4,542 (000), or 1.4% of the net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2020, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2020, there have been no transfers in or out of Level 3.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 -- Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 133

statements of assets and liabilities (000)
September 30, 2020

	City National Rochdale Government Money Market Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund		City National Rochdale California Tax Exempt Bond Fund
ASSETS:
Cost of securities (including affiliated investments and repurchase agreements)	$4,160,995	$38,385	$128,405		$73,867
Investments in securities, at value	$3,279,995	$39,863	$129,593		$77,160
Repurchase agreements, at value	881,000	—	—		—
Affiliated Investments, at value	—	—	3,545		—
Dividend and interest receivable	231	183	937		935
Receivable for investment securities sold	—	1,305	—		—
Receivable for capital shares sold	—	42	151		371
Foreign tax reclaim receivable	—	—	9		—
Receivable due from investment adviser	—	24	—		19
Prepaid expenses	844	1	2		1
Total Assets	$4,162,070	$41,418	$134,237		$78,486

LIABILITIES:
Payable for income distributions	$27	$27	$131		$68
Payable for capital shares redeemed	—	65	374		1
Payable for investment securities purchased	—	1,249	—		—
Investment advisory fees payable	134	—	11		—
Shareholder servicing and distribution fees payable	838	9	30		28
Administrative fees payable	68	15	16		15
Trustee fees payable	—	2	2		2
Accrued expenses	196	15	19		20
Total Liabilities	$1,263	$1,382	$583		$134
Net Assets	$4,160,807	$40,036	$133,654		$78,352

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$4,160,780	$39,324	$129,730		$74,926
Total distributable earnings	27	712	3,924		3,426
Net Assets	$4,160,807	$40,036	$133,654		$78,352

Class N Shares:
Net Assets	$523,559	$2,890	$11,827		$7,417
Total shares outstanding at end of year	523,551	265	1,097		677
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$1.00	$10.91	$10.79	*	$10.96

Class S Shares:
Net Assets	$421,153	$—	$—		$—
Total shares outstanding at end of year	421,145	—	—		—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$1.00	$—	$—		$—

Servicing Class Shares:
Net Assets	$3,216,095	$37,146	$121,827		$70,935
Total shares outstanding at end of year	3,216,087	3,412	11,313		6,493
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$1.00	$10.89	$10.77		$10.93	*

Amounts designated as “—” are either $0 or have been rounded to $0.

*	NAV per share as of September 30, 2020 does not calculate to the stated NAV per share due to rounding of net assets and shares.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 134

statements of assets and liabilities (000)/ consolidated statement of assets and liabilities (000)
September 30, 2020

	City National Rochdale Municipal High Income Fund	City National Rochdale Intermediate Fixed Income Fund		City National Rochdale Fixed Income Opportunities Fund (Consolidated)	City National Rochdale Short Term Emerging Markets Debt Fund
ASSETS:
Cost of securities (including affiliated investments and repurchase agreements)	$1,619,515	$98,927		$4,006,162	$283,817
Investments in securities, at value	$1,663,453	$102,102		$3,763,078	$250,215
Affiliated Investments, at value	—	2,879		—	—
Cash	—	—		3,268	—
Foreign currency(1)	—	—		10,124	—
Dividend and interest receivable	20,350	695		44,246	5,816
Foreign tax reclaim receivable	—	2		342	—
Receivable for capital shares sold	4,648	178		11,089	—
Receivable for investment securities sold	9,062	—		40,204	5,546
Unrealized gain on forward foreign currency contracts	—	—		5,629	83
Prepaid expenses	24	2		56	5
Total Assets	$1,697,537	$105,858		$3,878,036	$261,665

LIABILITIES:
Payable for investment securities purchased	$28,241	$—		$116,156	$2,889
Payable for income distributions	2,454	—		—	605
Payable for capital shares redeemed	2,806	473		18,211	505
Unrealized loss on forward foreign currency contracts	—	—		890	67
Investment advisory fees payable	678	1		1,534	90
Shareholder servicing and distribution fees payable	559	41		1,590	55
Trustee fees payable	4	2		—	2
Administrative fees payable	36	16		65	18
Accrued expenses	123	21		489	36
Total Liabilities	$34,901	$554		$138,935	$4,267
Net Assets	$1,662,636	$105,304		$3,739,101	$257,398

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$1,677,570	$99,305		$4,270,362	$295,533
Total distributable earnings/(loss)	(14,934)	5,999		(531,261)	(38,135)
Net Assets	$1,662,636	$105,304		$3,739,101	$257,398

Institutional Class Shares:
Net Assets	$—	$5,609		$—	$—
Total shares outstanding at end of year	—	203		—	—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$—	$27.57	*	$—	$—

Class N Shares:
Net Assets	$1,053,948	$99,695		$3,739,101	$—
Total shares outstanding at end of year	99,342	3,615		165,648	—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$10.61	$27.58		$22.57	$—

Servicing Class Shares:
Net Assets	$608,688	$—		$—	$—
Total shares outstanding at end of year	57,342	—		—	—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$10.62	$—		$—	$—

Class Y Shares:
Net Assets	$—	$—		$—	$257,398
Total shares outstanding at end of year	—	—		—	30,114
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$—	$—		$—	$8.55

*	NAV per share as of September 30, 2020 does not calculate to the stated NAV per share due to rounding of net assets and shares.

(1)	Cost of foreign currency $10,110 (000).

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 135

statements of assets and liabilities (000)
September 30, 2020

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund
ASSETS:
Cost of securities	$174,371	$173,606
Investments in securities, at value	$221,178	$332,473
Cash	35	—
Dividend and interest receivable	422	50
Foreign tax reclaim receivable	34	15
Receivable for capital shares sold	1,067	389
Prepaid expenses	4	5
Total Assets	$222,740	$332,932

LIABILITIES:
Payable for capital shares redeemed	$417	$276
Investment advisory fees payable	92	109
Shareholder servicing and distribution fees payable	92	102
Payable to custodian	—	5
Administrative fees payable	17	19
Trustee fees payable	2	2
Accrued expenses	23	28
Total Liabilities	$643	$541
Net Assets	$222,097	$332,391

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$183,520	$174,676
Total distributable earnings	38,577	157,715
Net Assets	$222,097	$332,391

Institutional Class Shares:
Net Assets	$—	$5,633
Total shares outstanding at end of year	—	268
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$—	$20.99	*

Class N Shares:
Net Assets	$222,097	$171,355
Total shares outstanding at end of year	6,252	8,267
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$35.52	$20.73

Servicing Class Shares:
Net Assets	$—	$155,403
Total shares outstanding at end of year	—	7,481
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$—	$20.77

Amounts designated as “—” are either $0 or have been rounded to $0.

*	NAV per share as of September 30, 2020 does not calculate to the stated NAV per share due to rounding of net assets and shares.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 136

statements of operations (000)
For the year ended September 30, 2020

	City National Rochdale Government Money Market Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
INVESTMENT INCOME:
Dividend Income	$—	$3	$24	$9
Dividend Income from Affiliated Investments	—	—	212	—
Interest Income	26,949	761	3,320	1,627
Total Investment Income	26,949	764	3,556	1,636

EXPENSES:
Investment Advisory Fees	9,303	181	530	218
Shareholder Servicing Fees — Class N(1)	2,185	14	52	38
Shareholder Servicing Fees — Class S(1)	2,557	—	—	—
Shareholder Servicing Fees — Servicing Class	7,038	98	306	183
Administration Fees	754	171	186	177
Transfer Agent Fees	222	3	8	5
Trustee Fees	162	34	37	35
Professional Fees	377	18	27	22
Custody Fees	141	2	5	4
Registration Fees	188	2	5	3
Printing Fees	55	—	1	1
Insurance and Other Expenses	367	8	18	23
Total Expenses	23,349	531	1,175	709
Less, Waivers of:
Investment Advisory Fees	(4,695)	(181)	(144)	(181)
Shareholder Servicing Fees — Class N(1)	(1,430)	—	—	—
Shareholder Servicing Fees — Class S(1)	(1,438)	—	—	—
Shareholder Servicing Fees — Servicing Class	(3,851)	—	—	—
Reimbursement of Expenses from Investment Advisor	—	(15)	—	—
Net Expenses	11,935	335	1,031	528

Net Investment Income	15,014	429	2,525	1,108
Net Realized Gain:
Security Transactions	—	114	873	427
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	1,157	2,402	673
Affiliated Investments	—	—	(259)	—
Net Increase in Net Assets Resulting from Operations	$15,014	$1,700	$5,541	$2,208

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 137

statements of operations (000)/ consolidated statement of operations (000)
For the year ended September 30, 2020

	City National Rochdale Municipal High Income Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund (Consolidated)	City National Rochdale Short Term Emerging Markets Debt Fund
INVESTMENT INCOME:
Dividend Income	$343	$30	$6,022	$45
Dividend Income from Affiliates	—	81	—	—
Interest Income	67,664	3,070	270,675	29,006
Less: Foreign Taxes Withheld	—	(1)	(440)	(22)
Total Investment Income	68,007	3,180	276,257	29,029

EXPENSES:
Investment Advisory Fees	7,723	449	17,814	1,331
Shareholder Servicing Fees — Class N(1)	4,825	536	17,814	—
Shareholder Servicing Fees — Servicing Class	1,449	—	—	—
Shareholder Servicing Fees — Class Y	—	—	—	665
Administration Fees	420	182	831	208
Transfer Agent Fees	94	7	219	17
Trustee Fees	45	36	197	41
Professional Fees	164	26	1,021	37
Custody Fees	59	4	562	44
Registration Fees	63	5	150	8
Printing Fees	20	1	47	4
Offering Costs	—	—	—	87
Insurance and Other Expenses	311	23	727	28
Total Expenses	15,173	1,269	39,382	2,470
Less, Waivers of:
Investment Advisory Fees	—	(160)	(384)	(32)
Net Expenses	15,173	1,109	38,998	2,438

Net Investment Income	52,834	2,071	237,259	26,591
Net Realized Gain (Loss) from:
Securities Transactions	(38,887)	2,437	(92,799)	(4,122)
Swap Contracts	—	—	39	—
Forward Foreign Currency Contracts	—	—	(27,079)	(498)
Foreign Currency Transactions	—	—	(12,034)	(340)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(9,731)	1,607	(184,807)	(27,702)
Affiliated Investments	—	379	—	—
Forward Foreign Currency Contracts	—	—	774	(49)
Foreign Currency Translations	—	—	(143)	3
Swap Contracts	—	—	(260)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,216	$6,494	$(79,050)	$(6,117)

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 138

statements of operations (000)
For the year ended September 30, 2020

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund
INVESTMENT INCOME:
Dividend Income	$7,156	$4,101
Interest Income	11	—
Less: Foreign Taxes Withheld	(16)	—
Total Investment Income	7,151	4,101

EXPENSES:
Investment Advisory Fees	1,152	1,267
Shareholder Servicing Fees — Class N(1)	1,152	797
Shareholder Servicing Fees — Servicing Class	—	389
Administration Fees	202	216
Transfer Agent Fees	14	19
Trustee Fees	38	79
Professional Fees	37	45
Custody Fees	9	13
Registration Fees	10	13
Printing Fees	3	4
Insurance and Other Expenses	26	35
Total Expenses	2,643	2,877
Less, Waivers of:
Recovery of Investment Advisory Fees Previously Waived	12	—
Net Expenses	2,655	2,877

Net Investment Income	4,496	1,224
Net Realized Loss from:
Securities Transactions	(9,768)	(1,138)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(20,233)	32,839
Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,505)	$32,925

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 139

statements of changes in net assets (000)
For the year ended September 30, 2020

	City National Rochdale Government Money Market Fund		City National Rochdale Government Bond Fund
	2020	2019	2020	2019
OPERATIONS:
Net Investment Income	$15,014	$65,000	$429	$540
Net Realized Gain (Loss) from Security Transactions	—	—	114	(165)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	—	—	1,157	1,766
Net Increase in Net Assets Resulting from Operations	15,014	65,000	1,700	2,141

DISTRIBUTIONS:
Class N	(1,077)	(7,721)	(24)	(25)
Class S	(1,124)	(8,434)	—	—
Servicing Class	(12,791)	(48,847)	(434)	(568)
Total Distributions	(14,992)	(65,002)	(458)	(593)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	11	1
Shares Redeemed	—	—	(13)	—
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	(2)	1

Class N:
Shares Issued	920,464	1,704,701	271	977
Shares Issued in Lieu of Dividends and Distributions	1,077	6,502	20	20
Shares Redeemed	(618,068)	(2,485,710)	(313)	(231)
Increase (Decrease) in Net Assets from Class N Share Transactions	303,473	(774,507)	(22)	766

Class S:
Shares Issued	1,321,522	3,267,637	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(1,186,148)	(4,052,336)	—	—
Increase (Decrease) in Net Assets from Class S Share Transactions	135,374	(784,699)	—	—

Servicing Class:
Shares Issued	7,218,391	9,070,868	4,277	6,831
Shares Issued in Lieu of Dividends and Distributions	10,485	34,041	54	62
Shares Redeemed	(6,049,690)	(10,010,994)	(9,016)	(21,435)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	1,179,186	(906,085)	(4,685)	(14,542)

Net Increase (Decrease) in Net Assets from Share Transactions	1,618,033	(2,465,291)	(4,709)	(13,775)
Total Increase (Decrease) in Net Assets	1,618,055	(2,465,293)	(3,467)	(12,227)

NET ASSETS:
Beginning of Year	2,542,752	5,008,045	43,503	55,730
End of Year	$4,160,807	$2,542,752	$40,036	$43,503

(1)	See Note 9 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 140

City National Rochdale Corporate Bond Fund		City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Municipal High Income Fund
2020	2019	2020	2019	2020	2019

$2,525	$3,096	$1,108	$1,279	$52,834	$48,673
873	(489)	427	83	(38,887)	(3,438)
2,143	4,722	673	2,793	(9,731)	52,266
5,541	7,329	2,208	4,155	4,216	97,501

(172)	(170)	(88)	(101)	(32,117)	(29,069)
—	—	—	—	—	—
(2,376)	(2,909)	(1,021)	(1,179)	(20,716)	(20,548)
(2,548)	(3,079)	(1,109)	(1,280)	(52,833)	(49,617)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

3,821	3,726	1,075	2,029	332,651	257,970
146	139	50	53	19,769	17,835
(1,330)	(2,260)	(1,996)	(1,928)	(163,321)	(165,088)
2,637	1,605	(871)	154	189,099	110,717

18,867	—	—	—	—	—
251	—	—	—	—	—
(24,751)	—	—	—	—	—
(5,633)	—	—	—	—	—

—	17,555	15,197	20,285	148,790	123,317
—	294	164	187	2,539	2,683
—	(29,644)	(22,467)	(24,861)	(94,095)	(85,954)
—	(11,795)	(7,106)	(4,389)	57,234	40,046

(2,996)	(10,190)	(7,977)	(4,235)	246,333	150,763
(3)	(5,940)	(6,878)	(1,360)	197,716	198,647

133,657	139,597	85,230	86,590	1,464,920	1,266,273
$133,654	$133,657	$78,352	$85,230	$1,662,636	$1,464,920

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 141

statements of changes in net assets (000)/ consolidated statement of changes in net assets (000)
For the year ended September 30, 2020

	City National Rochdale Intermediate Fixed Income Fund		City National Rochdale Fixed Income Opportunities Fund (Consolidated)
	2020	2019	2020	2019
OPERATIONS:
Net Investment Income	$2,071	$3,268	$237,259	$172,840
Net Realized Gain (Loss) from:
Security Transactions and Swap Contracts	2,437	(653)	(92,760)	3,468
Forward Currency Contracts and Foreign Currency Transactions	—	—	(39,113)	10,401
Net Change in Unrealized Appreciation (Depreciation) on:
Investments, Affiliated Investments, and Swap Contracts	1,986	7,436	(185,067)	(75,165)
Forward Foreign Currency Contracts and Foreign Currency Translations	—	—	631	3,001
Net Increase (Decrease) in Net Assets Resulting from Operations	6,494	10,051	(79,050)	114,545

DISTRIBUTIONS:
Distributions:
Institutional Class	(121)	(121)	—	—
Class N	(1,938)	(3,216)	(211,921)	(182,595)
Servicing Class	—	—	—	—
Class Y	—	—	—	—
Return of Capital:
Class N	—	—	—	—
Servicing Class	—	—	—	—
Class Y	—	—	—	—
Total Distributions	(2,059)	(3,337)	(211,921)	(182,595)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	2,333	279	—	—
Shares Issued in Lieu of Dividends and Distributions	50	57	—	—
Shares Redeemed	(1,332)	(703)	—	—
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	1,051	(367)	—	—

Class N:
Shares Issued	25,669	22,792	1,621,835	1,027,567
Shares Issued in Lieu of Dividends and Distributions	1,894	3,126	162,832	137,447
Shares Redeemed	(46,759)	(97,171)	(1,170,706)	(683,460)
Increase (Decrease) in Net Assets from Class N Share Transactions	(19,196)	(71,253)	613,961	481,554

Servicing Class:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	—	—	—	—

Class Y:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Redemption Fees	—	—	—	—
Shares Redeemed	—	—	—	—
Increase in Net Assets from Class Y Share Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets from Share Transactions	(18,145)	(71,620)	613,961	481,554
Total Increase (Decrease) in Net Assets	(13,710)	(64,906)	322,990	413,504

NET ASSETS:
Beginning of Year/Period	119,014	183,920	3,416,111	3,002,607
End of Year/Period	$105,304	$119,014	$3,739,101	$3,416,111

(1)	See Note 9 for shares issued and redeemed.

(2)	Commenced operations on May 14, 2019.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 142

City National Rochdale Short Term Emerging Markets Debt Fund(2)		City National Rochdale Dividend & Income Fund		City National Rochdale U.S. Core Equity Fund
2020	2019	2020	2019	2020	2019

$26,591	$3,694	$4,496	$5,603	$1,224	$2,093

(4,122)	266	(9,768)	3,752	(1,138)	8,295
(838)	262	—	—	—	—

(27,702)	(5,900)	(20,233)	15,506	32,839	22,682
(46)	62	—	—	—	—
(6,117)	(1,616)	(25,505)	24,861	32,925	33,070

—	—	—	—	(22)	(2)
—	—	(6,933)	(14,470)	(4,592)	(6,426)
—	—	—	—	(4,920)	(7,281)
(26,735)	(3,667)	—	—	—	—

—	—	(2,077)	—	(10)	—
—	—	—	—	(16)	—
(3,741)	—	—	—	—	—
(30,476)	(3,667)	(9,010)	(14,470)	(9,560)	(13,709)

—	—	—	—	5,254	404
—	—	—	—	17	3
—	—	—	—	(550)	(16)
—	—	—	—	4,721	391

—	—	58,381	38,525	35,598	21,403
—	—	5,846	9,328	4,013	5,622
—	—	(54,769)	(50,529)	(37,715)	(25,401)
—	—	9,458	(2,676)	1,896	1,624

—	—	—	—	19,982	25,726
—	—	—	—	370	492
—	—	—	—	(40,980)	(25,713)
—	—	—	—	(20,628)	505

83,486	226,273	—	—	—	—
17,969	2,176	—	—	—	—
8	—	—	—	—	—
(28,584)	(2,054)	—	—	—	—
72,879	226,395	—	—	—	—
72,879	226,395	9,458	(2,676)	(14,011)	2,520
36,286	221,112	(25,057)	7,715	9,354	21,881

221,112	—	247,154	239,439	323,037	301,156
$257,398	$221,112	$222,097	$247,154	$332,391	$323,037

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 143

consolidated statement of cash flows (000)
For the year ended September 30, 2020

City National Rochdale Fixed Income Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(79,050)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(9,249,076)
Proceeds from disposition of investment securities	8,624,348
Amortization (accretion of market discount)	(66,993)
Premium payments	(23,133)
Net realized loss on investments	92,799
Net change in unrealized appreciation on investments	184,807

Changes in assets:
Repurchase agreements	100,000
Variation margin receivable	26
Dividend and interest receivable	(4,986)
Foreign Tax Reclaim receivable	(148)
Unrealized gain on forward foreign currency contracts	950
Unrealized gain on spot contracts	7
Prepaid expenses	(15)

Changes in liabilities:
Variation margin payable	(830)
Unrealized loss on forward foreign currency contracts	(1,723)
Unrealized loss on spot contracts	(17)
Investment advisory fees payable	202
Shareholder servicing and distribution fees payable	195
Administrative fees payable	5
Accrued expenses	(10)
Net Cash Used in Operating Activities	(422,642)

Cash Flows from Financing Activities:
Proceeds from shares issued	1,781,752
Cost of shares redeemed	(1,152,933)
Distributions	(211,921)
Net cash provided by financing activities	416,898
Net change in cash	(5,744)
Cash at beginning of year	19,136
Cash at end of year	$13,392

NON-CASH FINANCING ACTIVITIES:
Reinvestments of dividends and distributions	$162,832

The following table provides a reconciliation of cash and foreign currency reported on the statement of assets and liabilities to the total of such amounts shown in this statement of cash flows.

Balance at the end of the year
Cash	$3,268
Foreign Currency	10,124
Total Cash and Foreign Currency	$13,392

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 144

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CITY NATIONAL ROCHDALE FUNDS | PAGE 145

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Year For the year ended September 30,

	Net Asset Value Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Year	Total Return‡	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	Portfolio Turnover Rate
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2020	$ 1.00	$ 0.003	$ 0.001	$ (0.004)	$ —	$ 1.00	0.42%	$ 523,559	0.38%	0.27%	0.88%	—%
2019	1.00	0.016	0.000*	(0.016)	—	1.00	1.58	220,083	0.76	1.55	0.87	—
2018	1.00	0.007	0.000*	(0.007)	—	1.00	0.71	994,591	0.88	0.69	0.86	—
2017	1.00	0.001	0.000*	(0.001)	—	1.00	0.06	1,099,005	0.60	0.05	0.86	—
2016	1.00	0.000*	0.000*	(0.000)*	—	1.00	0.02	3,870,786	0.30	0.02	0.86	—
Class S (commenced operations on October 6, 1999)
2020	$ 1.00	$ 0.003	$ 0.000*	$ (0.003)	$ —	$ 1.00	0.35%	$ 421,153	0.50%	0.31%	1.03%	—%
2019	1.00	0.014	0.000*	(0.014)	—	1.00	1.43	285,778	0.91	1.43	1.02	—
2018	1.00	0.006	0.000*	(0.006)	—	1.00	0.62	1,070,474	0.95	0.64	1.03	—
2017	1.00	0.001	0.000*	(0.001)	—	1.00	0.06	841,246	0.67	0.06	1.06	—
2016	1.00	0.000*	0.000*	(0.000)*	—	1.00	0.02	882,925	0.31	0.02	1.06	—
Servicing Class (commenced operations on April 3, 2000)^^
2020	$ 1.00	$ 0.005	$ 0.001	$ (0.006)	$ —	$ 1.00	0.57%	$ 3,216,095	0.31%	0.46%	0.57%	—%
2019	1.00	0.019	0.000*	(0.019)	—	1.00	1.89	2,036,891	0.46	1.87	0.57	—
2018	1.00	0.011	0.000*	(0.011)	—	1.00	1.11	2,942,980	0.46	1.12	0.56	—
2017	1.00	0.002	0.000*	(0.002)	—	1.00	0.17	2,301,962	0.53	0.24	0.56	—
2016	1.00	0.000*	0.000*	(0.000)*	—	1.00	0.02	981,967	0.31	0.02	0.56	—
City National Rochdale Government Bond Fund
Class N (commenced operations on April 13, 2000)
2020	$ 10.59	$ 0.08	$ 0.33	$ (0.09)	$ —	$ 10.91	3.90%	$ 2,890	1.03%	0.78%	1.50%	25%
2019	10.27	0.09	0.33	(0.10)	—	10.59	4.12	2,827	1.03	0.87	1.35	60
2018	10.49	0.07	(0.19)	(0.09)	(0.01)	10.27	(1.21)	1,984	1.03	0.72	1.25	14
2017	10.62	0.05	(0.12)	(0.05)	(0.01)	10.49	(0.68)	1,743	1.03	0.43	1.13	55
2016	10.60	0.03	0.03	(0.04)	—	10.62	0.58	1,453	1.03	0.33	1.08	37
Servicing Class (commenced operations on January 14, 2000)
2020	$ 10.57	$ 0.11	$ 0.33	$ (0.12)	$ —	$ 10.89	4.17%	$ 37,146	0.78%	1.04%	1.24%	25%
2019	10.26	0.11	0.33	(0.13)	—	10.57	4.28	40,675	0.78	1.10	1.11	60
2018	10.48	0.10	(0.20)	(0.11)	(0.01)	10.26	(0.98)	53,746	0.78	0.97	1.00	14
2017	10.60	0.07	(0.10)	(0.08)	(0.01)	10.48	(0.34)	56,911	0.78	0.68	0.88	55
2016	10.58	0.06	0.03	(0.07)	—	10.60	0.84	83,184	0.78	0.59	0.83	37
City National Rochdale Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2020	$ 10.53	$ 0.18	$ 0.26	$ (0.18)	$ —	$ 10.79	4.21%	$ 11,827	1.01%	1.66%	1.12%	35%
2019	10.20	0.21	0.33	(0.21)	—	10.53	5.36	8,947	1.01	2.04	1.06	21
2018	10.43	0.18	(0.24)	(0.17)	—	10.20	(0.55)	7,065	1.01	1.72	1.12	29
2017	10.52	0.16	(0.09)	(0.16)	—	10.43	0.68	5,626	1.01	1.53	1.13	26
2016	10.45	0.16	0.08	(0.15)	(0.02)	10.52	2.39	3,783	1.01	1.52	1.09	30
Servicing Class (commenced operations on January 14, 2000)
2020	$ 10.52	$ 0.20	$ 0.26	$ (0.21)	$ —	$ 10.77	4.38%	$ 121,827	0.76%	1.93%	0.87%	35%
2019	10.19	0.24	0.33	(0.24)	—	10.52	5.63	124,710	0.76	2.30	0.81	21
2018	10.41	0.20	(0.22)	(0.20)	—	10.19	(0.22)	132,532	0.76	1.95	0.87	29
2017	10.51	0.19	(0.10)	(0.19)	—	10.41	0.84	131,477	0.76	1.79	0.88	26
2016	10.44	0.18	0.09	(0.18)	(0.02)	10.51	2.69	124,717	0.76	1.75	0.84	30

*	Amount represents less than $0.001.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^^	Effective November 28, 2012, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.
(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 146

	Net Asset Value Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Year	Total Return‡	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	Portfolio Turnover Rate
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2020	$ 10.80	$ 0.12	$ 0.16	$ (0.12)	$ —	$ 10.96	2.65%	$ 7,417	0.88%	1.14%	1.10%	23%
2019	10.43	0.14	0.37	(0.14)	—	10.80	4.90	8,185	0.88	1.29	1.06	24
2018	10.64	0.13	(0.21)	(0.13)	—	10.43	(0.78)	7,760	0.88	1.21	1.08	26
2017	10.82	0.12	(0.12)	(0.12)	(0.06)	10.64	0.05	9,344	0.88	1.11	1.05	45
2016	10.71	0.12	0.11	(0.12)	—^^	10.82	2.20	7,444	0.88	1.14	0.99	25
Servicing Class (commenced operations on January 14, 2000)
2020	$ 10.77	$ 0.15	$ 0.16	$ (0.15)	$ —	$ 10.93	2.91%	$ 70,935	0.63%	1.40%	0.86%	23%
2019	10.40	0.16	0.37	(0.16)	—	10.77	5.17	77,045	0.63	1.55	0.81	24
2018	10.61	0.15	(0.21)	(0.15)	—	10.40	(0.53)	78,830	0.63	1.46	0.83	3
2017	10.79	0.14	(0.12)	(0.14)	(0.06)	10.61	0.31	80,435	0.63	1.36	0.80	45
2016	10.68	0.15	0.11	(0.15)	—^^	10.79	2.48	90,694	0.63	1.39	0.74	25
City National Rochdale Municipal High Income Fund
Class N (commenced operations on December 30, 2013)
2020	$ 10.95	$ 0.35	$ (0.34)	$ (0.35)	$ —	$ 10.61	0.17%	$ 1,053,948	1.08%	3.33%	1.08%	45%
2019	10.57	0.38	0.39	(0.39)	—	10.95	7.47	894,519	1.08	3.60	1.08	33
2018	10.76	0.40	(0.22)	(0.37)	—	10.57	1.73	754,819	1.07	3.76	1.07	24
2017	11.14	0.38	(0.38)	(0.38)	—	10.76	0.16	686,922	1.07	3.62	1.07	50
2016	10.67	0.41	0.46	(0.40)	—^^	11.14	8.34	595,221	1.04	3.76	1.04	28
Servicing Class (commenced operations on December 30, 2013)
2020	$ 10.95	$ 0.38	$ (0.33)	$ (0.38)	$ —	$ 10.62	0.52%	$ 608,688	0.83%	3.58%	0.83%	45%
2019	10.57	0.41	0.39	(0.42)	—	10.95	7.74	570,401	0.83	3.85	0.83	33
2018	10.77	0.43	(0.23)	(0.40)	—	10.57	1.89	511,454	0.82	4.01	0.82	24
2017	11.14	0.41	(0.37)	(0.41)	—	10.77	0.50	489,095	0.83	3.87	0.83	50
2016	10.68	0.44	0.45	(0.43)	—^^	11.14	8.50	443,830	0.79	4.01	0.79	28
City National Rochdale Intermediate Fixed Income Fund
Institutional Class (commenced operations on December 20, 2013)
2020	$ 26.52	$ 0.62	$ 1.06	$ (0.63)	$ —	$ 27.57	6.45%	$ 5,609	0.51%	2.31%	0.66%	49%
2019	25.33	0.68	1.24	(0.73)	—	26.52	7.66	4,359	0.51	2.61	0.58	35
2018	26.18	0.63	(0.81)	(0.67)	—	25.33	(0.70)	4,528	0.51	2.45	0.55	30
2017	26.56	0.64	(0.38)	(0.64)	—	26.18	1.02	4,589	0.51	2.43	0.53	2
2016	26.12	0.63	0.45	(0.64)	—	26.56	4.20	7,249	0.51	2.38	0.51	25
Class N (commenced operations on December 31, 1999)
2020	$ 26.52	$ 0.49	$ 1.07	$ (0.50)	$ —	$ 27.58	5.95%	$ 99,695	1.01%	1.83%	1.15%	49%
2019	25.33	0.55	1.23	(0.59)	—	26.52	7.11	114,655	1.01	2.13	1.08	35
2018	26.17	0.50	(0.81)	(0.53)	—	25.33	(1.18)	179,392	1.01	1.95	1.05	30
2017	26.56	0.51	(0.39)	(0.51)	—	26.17	0.48	241,891	1.01	1.95	1.03	2
2016	26.11	0.50	0.46	(0.51)	—	26.56	3.72	253,083	1.01	1.90	1.01	25
City National Rochdale Fixed Income Opportunities Fund (Consolidated)
Class N (commenced operations on July 1, 2009)
2020	$ 24.22	$ 1.53	$ (1.83)	$ (1.35)	$ —	$ 22.57	(0.94)%	$ 3,739,101	1.10%(5)	6.66%	1.11%(5)	143%
2019	24.72	1.36	(0.45)	(1.41)	—	24.22	3.83	3,416,111	1.09(5)	5.53	1.10(5)	180
2018	25.81	1.19	(0.92)	(1.36)	—	24.72	1.09	3,002,607	1.09(4)	4.65	1.09(4)	162
2017	25.36	1.30	0.67	(1.52)	—	25.81	7.99	2,740,248	1.10(1)(3)	5.04	1.09(3)	140
2016	25.22	1.28	0.65	(1.79)	—	25.36	8.04	2,162,580	1.10(2)	5.15	1.10(2)	124

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^^	Amount represents less than $0.01.
(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(2)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.
(3)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.08%, respectively
(4)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.
(5)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 147

financial highlights
For a Share Outstanding Throughout Each Year or Period For the year ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Redemption Fees	Distributions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
City National Rochdale Short Term Emerging Markets Debt Fund
Class Y (commenced operations on May 14, 2019)
2020	$ 9.71	$ 0.91	$ (1.03)	$ (0.87)	$ (0.04)	$ —(3)	$ (0.13)	$ 8.55	(1.16)%	$ 257,398	0.92%	10.00%	0.93%	129%
2019	10.00	0.24	(0.30)	(0.23)	—	—	—	9.71	(0.61)	221,112	0.98	6.41	1.01	121
City National Rochdale Dividend & Income Fund
Class N (commenced operations on June 1, 1999)
2020	$ 41.01	$ 0.73	$ (4.73)	$ (0.79)	$ (0.36)	$ —	$ (0.34)	$ 35.52	(9.80)%	$ 222,097	1.15%	1.15%	1.95%	20%
2019	39.32	0.93	3.18	(1.12)	(1.30)	—	—	41.01	11.25	247,154	1.14	2.40	1.14	3
2018	40.40	1.10	0.12	(1.12)	(1.18)	—	—	39.32	3.10	239,439	1.14	2.79	1.14	10
2017	39.68	0.94	0.90	(1.12)	—	—	—	40.40	4.66	253,209	1.13	2.33	1.13	15
2016	34.22	0.94	5.67	(0.97)	(0.03)	—	(0.15)	39.68	19.50	236,957	1.11	2.49	1.12	5
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2020	$ 19.32	$ 0.10	$ 2.21	$ (0.14)	$ (0.50)	$ —	$ —^	$ 20.99	12.20%	$ 5,633	0.56%	0.52%	0.56%	14%
2019	18.21	0.20	1.79	(0.19)	(0.69)	—	—	19.32	12.01	443	0.52	1.07	0.52	22
2018	15.83	0.17	2.60	(0.18)	(0.21)	—	—	18.21	17.71	34	0.52	0.97	0.52	18
2017	14.00	0.17	2.43	(0.17)	(0.60)	—	—	15.83	19.40	17	0.53	1.19	0.53	25
2016	13.04	0.13	1.07	(0.15)	(0.09)	—	—	14.00	9.25	14	0.52	0.93	0.52	31
Class N (commenced operations on December 3, 2012)
2020	$ 19.10	$ 0.05	$ 2.14	$ (0.06)	$ (0.50)	$ —	$ —^	$ 20.73	11.64%	$ 171,355	1.04%	0.26%	1.04%	14%
2019	18.01	0.10	1.78	(0.10)	(0.69)	—	—	19.10	11.49	157,700	1.02	0.57	1.02	22
2018	15.66	0.09	2.56	(0.09)	(0.21)	—	—	18.01	17.12	146,533	1.02	0.51	1.02	18
2017	13.86	0.10	2.40	(0.10)	(0.60)	—	—	15.66	18.81	127,086	1.03	0.70	1.03	25
2016	12.92	0.08	1.03	(0.08)	(0.09)	—	—	13.86	8.63	108,807	1.02	0.58	1.02	31
Servicing Class (commenced operations on December 3, 2012)
2020	$ 19.13	$ 0.10	$ 2.14	$ (0.10)	$ (0.50)	$ —	$ —^	$ 20.77	11.91%	$ 155,403	0.78%	0.52%	0.78%	14%
2019	18.04	0.15	1.77	(0.14)	(0.69)	—	—	19.13	11.74	164,894	0.77	0.83	0.77	22
2018	15.69	0.13	2.56	(0.13)	(0.21)	—	—	18.04	17.38	154,589	0.77	0.76	0.77	18
2017	13.88	0.14	2.40	(0.13)	(0.60)	—	—	15.69	19.14	130,372	0.78	0.95	0.78	25
2016	12.93	0.11	1.04	(0.11)	(0.09)	—	—	13.88	8.97	111,013	0.77	0.83	0.77	31

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.01 per share.
(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(3)	See Note 2 for Redemption Fees

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 148

notes to financial statements/ consolidated notes to financial statements
September 30, 2020

1.	ORGANIZATION:

City National Rochdale Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company currently offering the following 10 series (each a “Fund” and collectively, the “Funds”): City National Rochdale Government Money Market Fund (“Government Money Market Fund”); City National Rochdale Government Bond Fund (“Government Bond Fund”), City National Rochdale Corporate Bond Fund (“Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (“Municipal High Income Fund”), City National Rochdale Intermediate Fixed Income Fund (“Intermediate Fixed Income Fund”), City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”) and City National Rochdale Short Term Emerging Markets Debt Fund (“Short Term Emerging Markets Debt Fund”) (collectively, the “Fixed Income Funds”); and City National Rochdale Dividend & Income Fund (“Dividend & Income Fund”) and City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”) (collectively, the “Equity Funds”).

The investment objective of the Government Money Market Fund is to provide capital preservation. The investment objective of the Government Bond Fund and Corporate Bond Fund is to provide current income as a primary part of a total return intermediate duration strategy. The investment objective of the California Tax Exempt Bond Fund is to provide current income exempt from federal and California state income tax. The investment objective of the Municipal High Income Fund is to provide a high level of current income that is not subject to federal income tax. The investment objective of the Intermediate Fixed Income Fund is to provide current income and capital appreciation. The investment objective of the Fixed Income Opportunities Fund is to provide a high level of current income. The investment objective of the Short Term Emerging Markets Debt Fund is to provide interest income and capital preservation in order to achieve positive total returns. The investment objective of the Dividend & Income Fund is to provide significant income and a secondary focus on long-term capital appreciation. The investment objective of the U.S. Core Equity Fund is to provide long-term capital appreciation.

The City National Rochdale Government Bond Fund, Institutional Class was liquidated on June 12, 2020.

The Trust is registered to offer: Class N shares of the Funds except for Short Term Emerging Markets Debt Fund; Servicing Class shares of the Funds except for Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Short Term Emerging Markets Debt Fund and Dividend & Income Fund; Institutional Class shares of Intermediate Fixed Income and U.S. Core Equity Fund; Class S shares of the Government Money Market Fund; Class Y shares of the Short Term Emerging Markets Debt Fund.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund, which is non-diversified.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The Funds are investment companies that conform with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, if the Funds’ Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment

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notes to financial statements/ consolidated notes to financial statements
September 30, 2020

companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with the Fair Value Procedures established by the Trust’s Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; for international securities, market events that occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in life settlement policies (“Policies”) are valued using a probabilistic method, for an actuarially derived valuation approach, in order to determine the fair value of each Policy. The Fair Value Procedures recognize that the Policies are illiquid and that no market currently exists for the Policies. Under the probabilistic method, two life expectancies are obtained from established life expectancy providers on the insured(s) of the Policy and an actuarial table is used to determine the probability of survival in each year going forward for the insured(s) for each of the two life expectancies. The probabilities associated with each life expectancy are then utilized, along with the premiums due and the death benefit of the Policy for each year of the Policy, to determine expected cash flows. These cash flows are then discounted at a rate that accounts for the risks associated with the Policy and various other factors. The valuations from each life expectancy are then typically averaged to obtain the desired market valuation for the investor. Life settlement policies are included in Level 3 of the fair value hierarchy.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2020, there have been no changes to the Funds’ fair value methodologies. For more details on the investment classifications, refer to the Schedules of Investments/Consolidated Schedule of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining the net realized capital gains or losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Government Money Market Fund, which uses a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by BNY Mellon until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest

CITY NATIONAL ROCHDALE FUNDS | PAGE 150

thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by a Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, (iii) equally, or (iv) based upon a combination of the above, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Government Money Market Fund and Fixed Income Funds, except for the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund. Dividends from net investment income are declared and paid quarterly for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Equity Funds. Distributions from net realized capital gains are distributed to shareholders at least annually.

Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. Dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. Dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Foreign Currency Contracts – A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded as an unrealized gain/(loss) on forward foreign currency contracts in the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is included within the realized gain/(loss) on foreign currency transactions in the Statements of Operations/Consolidated Statement of Operations. A Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

To reduce counterparty risk with respect to over-the-counter (“OTC”) transactions, the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund have entered into master netting arrangements, established within the Fixed Income Opportunities Fund’s and the Short Term Emerging Markets Debt Fund’s International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these agreements, the cash and/or securities will be made available to the Fixed Income Opportunities Fund and/or the Short Term Emerging Markets Debt Fund.

For financial reporting purposes, the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities.

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notes to financial statements/ consolidated notes to financial statements
September 30, 2020

Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the marked to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund, or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund, if any, is reported separately on the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund, if any, is noted in the Schedules of Investments/Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent the amounts due to the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund from the Funds’ counterparties are not fully collateralized, contractually or otherwise, the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund bear the risk of loss from counterparty nonperformance.

Futures Contracts – To the extent consistent with their investment objective and strategies, certain Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains or losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contract and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. As of September 30, 2020, there were no open futures contracts.

Swap Agreements – A Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will

CITY NATIONAL ROCHDALE FUNDS | PAGE 152

segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Options Contracts – A Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When purchasing an option, a Fund will pay a premium which is included on the Fund’s Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

The net realized gain or loss on options contracts is reflected in the Statements of Operations/Consolidated Statement of Operations and the net unrealized gains/(losses) are included as a component of the net change in unrealized appreciation/(depreciation) on options contracts in the Statements of Operations/Consolidated Statement of Operations. Realized and changes in unrealized gains or losses on options contracts during the period as disclosed in the Statements of Operations/Consolidated Statement of Operations, serve as indicators of the volume of derivative activity for a Fund. As of September 30, 2020 and for the year then ended, there were no open options contracts.

Restricted Securities – Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.

A Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by a Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Master Limited Partnerships – Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Dividend & Income Fund may, as a non-principal investment strategy, invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. Federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gains from the sale or disposition of real property, income and gains from certain mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options with respect to commodities, and gains from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

Investments in Irish Subsidiary – The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in

CITY NATIONAL ROCHDALE FUNDS | PAGE 153

notes to financial statements/ consolidated notes to financial statements
September 30, 2020

life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund under the laws of Ireland (the “Subsidiary”).

The principal purpose of investment in the Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the Fund. The Subsidiary is not an investment company registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Information regarding the Fixed Income Opportunities Fund and the Subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights.

The Subsidiary commenced operations on October 3, 2013. The net assets of the Subsidiary at September 30, 2020, were $169,972,620, which represented 4.5% of the net assets of the Fixed Income Opportunities Fund.

Investments in Affiliated Securities – The Fixed Income Funds and Equity Funds may invest excess cash in the Government Money Market Fund, the Municipal High Income Fund and / or the Fixed Income Opportunities Fund.

Redemption Fees – The Short Term Emerging Markets Debt Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. For the year ended September 30, 2020, the Fund retained $8 (000). Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk from derivatives held throughout the year. For Funds that held derivatives throughout the year with exposure to only one type of risk, additional information can be found on the Schedule of Investments/Consolidated Schedule of Investments and the Statements of Operations/Consolidated Statement of Operations.

The fair value of derivative instruments as of September 30, 2020, was as follows:

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Fair Value (000)	Consolidated Statement of Assets and Liabilities Location	Fair Value (000)
Derivatives not accounted for as hedging instruments:
Fixed Income Opportunities Fund
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$5,629	Unrealized loss on forward foreign currency contracts	$890
Total derivatives not accounted for as hedging instruments		$5,629		$890

Amount of realized gain or (loss) on derivatives recognized in income (000):

Derivatives not accounted for as hedging instruments	Forward Currency Contracts	Swaps	Total
Fixed Income Opportunities Fund
Interest rate contracts	$—	$39	$39
Foreign exchange contracts	(27,079)	—	(27,079)
Total	$(27,079)	$39	$(27,040)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income (000):

Derivatives not accounted for as hedging instruments	Forward Currency Contracts	Swaps	Total
Fixed Income Opportunities Fund
Interest rate contracts	$—	$(260)	$(260)
Foreign exchange contracts	774	—	774
Total	$774	$(260)	$514

The following table discloses the volume of the Funds’ forward foreign currency contracts activity during the year ended September 30, 2020 (000):

Fixed Income Opportunities Fund
Forwards:
Average Notional Balance Long	$19,426
Average Notional Balance Short	433,436
Ending Notional Balance Long	58,311
Ending Notional Balance Short	548,335

CITY NATIONAL ROCHDALE FUNDS | PAGE 154

Short Term Emerging Markets Debt Fund
Forwards:
Average Notional Balance Long	$1,476
Average Notional Balance Short	5,857
Ending Notional Balance Long	4,655
Ending Notional Balance Short	16,583

The following tables present, by derivative type, the Fixed Income Opportunities Fund’s OTC derivative assets and liabilities net of the related collateral posted for the benefit of the Fixed Income Opportunities Fund at September 30, 2020 (000):

Derivative Type	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Received	Net Amount
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts
U.S. Bank	$5,629	$(890)	$—	$4,739

Derivative Type	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Pledged	Net Amount
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts
U.S. Bank	$(890)	$890	$—	$—

4.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Amended and Restated Administration Agreement dated January 1, 2013, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Trust, subject to a minimum annual fee.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N and Class S Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) may receive a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class S Shares and 0.30% of the average daily net assets of the Class N Shares of the Government Money Market Fund and 0.25% of the Class N Shares of the Fixed Income Funds and Equity Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities. Pursuant to a Distribution Coordination Agreement, the entirety of the fees received by the Distributor pursuant to the Plan is transmitted to CNR Securities, LLC (“CNR Securities”) as Sub-Distribution Coordinator. CNR Securities then reallows those fees to broker-dealers and service providers, including City National Rochdale, LLC (“City National Rochdale” or the “Adviser”) and other affiliates, for payments for distribution services of the type identified in the Plan, and retains any undistributed balance of fees received from the Distributor.

The Government Money Market Fund has contractually agreed to limit the Distribution (12b-1) Fee payable by Class S shares of the Fund to 0.45% through January 31, 2021. Anytime prior to January 31, 2021, the arrangement may be terminated without penalty by the Fund’s Board of Trustees.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as transfer agent for the Trust and provides services at an annual rate of $20,000 per share class for all Funds plus other transaction based fees and out-of-pocket expenses.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including City National Rochdale), which provide certain shareholder support for their customers who own Class N, Class S, Servicing Class or Class Y Shares, as applicable. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of the average daily net assets of the relevant class of each Fund.

CNB and City National Rochdale have agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2020, CNB and City National Rochdale received $24,648,722 in shareholder servicing fees from the Trust.

Certain officers of the Trust are also officers or employees of City National Rochdale, CNB or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

CITY NATIONAL ROCHDALE FUNDS | PAGE 155

notes to financial statements/ consolidated notes to financial statements
September 30, 2020

5.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreements, City National Rochdale receives an annual fee equal to a percentage of the average daily net assets of each Fund, as follows:

Fund	Fee
Government Money Market Fund	0.26%
Government Bond Fund	0.43
Corporate Bond Fund	0.40
California Tax Exempt Bond Fund	0.27
Municipal High Income Fund	0.50
Intermediate Fixed Income Fund	0.40
Fixed Income Opportunities Fund	0.50
Short Term Emerging Markets Debt Fund	0.50
Dividend & Income Fund	0.50
U.S. Core Equity Fund	0.40

City National Rochdale has contractually agreed to waive the management fee for the Government Money Market Fund such that the fee charged is 0.15% through January 31, 2021. Anytime prior to January 31, 2021, the arrangement may be terminated without penalty (a) by the Fund’s Board of Trustees, or (b) by the Adviser effective no earlier than January 31, 2021, upon at least 60 days’ prior written notice. Management fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

City National Rochdale has contractually agreed to waive its fees and/or pay for the operating expenses of the Short Term Emerging Markets Debt Fund to ensure total fund operating expenses do not exceed 1.00% of the average daily net assets of Class Y shares.

Alcentra LTD, Alcentra NY, LLC, AllFinancial Partners II LLC, Ashmore Investment Management Limited, Federated Investment Management Company, GML Capital LLP and Seix Investment Advisors LLC act as the investment sub-advisers with respect to the Fixed Income Opportunities Fund.

GML Capital LLP acts as the investment sub-adviser with respect to the Short Term Emerging Markets Debt Fund.

Sub-adviser fees are paid by City National Rochdale.

City National Rochdale has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’ respective average daily net assets. The voluntary expense limitations (expressed as percentages of the average daily net assets) are as follows:

	Government Bond Fund	Corporate Bond Fund
Institutional Class	n/a	n/a
Class N	1.03%	1.01%
Class S	n/a	n/a
Servicing Class	0.78%	0.76%

	California Tax Exempt Bond Fund	Intermediate Fixed Income Fund	Fixed Income Opportunities Fund
Institutional Class	n/a	0.51%	n/a
Class N	0.88%	1.01%	1.09%
Servicing Class	0.63%	n/a	n/a

Any fee reductions or expense reimbursements may be repaid by a Fund to City National Rochdale, within three years after occurrence if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

As of September 30, 2020, fees which were previously waived by City National Rochdale which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
Government Bond Fund	$175	2021
	161	2022
	196	2023
Corporate Bond Fund	159	2021
	75	2022
	144	2023
California Tax Exempt Bond Fund	177	2021
	150	2022
	181	2023
Intermediate Fixed Income Fund	93	2021
	113	2022
	160	2023
Fixed Income Opportunities Fund	—	2021
	105	2022
	384	2023
Short Term Emerging Markets Debt Fund	—	2021
	15	2022
	32	2023

During the year ended September 30, 2020, City National Rochdale recovered $12(000) in previously waived fees for the Dividend & Income Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 156

6.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2020, were as follows for the Fixed Income Funds and Equity Funds:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Government Bond Fund	$7,908	$2,406		$14,491	$—
Corporate Bond Fund	—	49,920		—	38,684
California Tax Exempt Bond Fund	—	17,450		—	19,539
Municipal High Income Fund	—	867,731		—	644,762
Intermediate Fixed Income Fund	11,481	36,016		27,647	35,257
Fixed Income Opportunities Fund	—	3,913,480	†	3,103	3,172,812	†
Short Term Emerging Markets Debt Fund	—	290,756		—	260,206
Dividend & Income Fund	—	41,549		—	47,706
U.S. Core Equity	—	42,126		—	71,035

†	Includes 17a-7 related party transactions of $15,141 (000) and $2,405 (000), respectively.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

7.	FEDERAL TAX INFORMATION:

Each Fund intends to qualify or continue to qualify as a regulated investment company for U.S. Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for U.S. Federal income taxes are required.

Management has analyzed the Funds’ tax positions taken on U.S. Federal income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ U.S. Federal and state income and U.S. Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with U.S. Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long term capital gain distribution on REITs, distribution reclassification,defaulted bond basis adjustments, market discount basis adjustments, investments in swaps and foreign currency translations. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of September 30, 2020 is primarily related to excise tax paid and partnership adjustment:

	Distributable Earnings (Loss) (000)	Paid-in Capital (000)
Corporate Bond Fund	$3	$(3)
Dividend & Income Fund	7	(7)

CITY NATIONAL ROCHDALE FUNDS | PAGE 157

notes to financial statements/ consolidated notes to financial statements
September 30, 2020

The tax character of dividends and distributions declared during the years ended September 30, 2020, and September 30, 2019, unless otherwise indicated were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2020	$—	$14,992	$—	$—	$14,992
2019	—	65,002	—	—	65,002
Government Bond Fund
2020	$—	$458	$—	$—	$458
2019	—	593	—	—	593
Corporate Bond Fund
2020	$—	$2,548	$—	$—	$2,548
2019	—	3,079	—	—	3,079
California Tax Exempt Bond Fund
2020	$1,064	$45	$—	$—	$1,109
2019	1,253	27	—	—	1,280
Municipal High Income Fund
2020	$52,096	$737	$—	$—	$52,833
2019	48,946	671	—	—	49,617

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Intermediate Fixed Income Fund
2020	$—	$2,059	$—	$—	$2,059
2019	—	3,337	—	—	3,337
Fixed Income Opportunities Fund
2020	$—	$211,921	$—	$—	$211,921
2019	—	182,595	—	—	182,595
Short Term Emerging Markets Debt Fund
2020	$—	$26,735	$—	$3,741	$30,476
2019	—	3,667	—	—	3,667
Dividend & Income Fund
2020	$—	$4,753	$2,180	$2,077	$9,010
2019	—	5,534	8,936	—	14,470
U.S. Core Equity Fund
2020	$—	$1,257	$8,277	$26	$9,560
2019	—	2,095	11,614	—	13,709

As of September 30, 2020, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)*	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$111	$—	$—	$—	$—	$(84)	$27
Government Bond Fund	—	33	—	(768)	—	1,478	(31)	712
Corporate Bond Fund	—	197	—	(848)	—	4,726	(151)	3,924
California Tax Exempt Bond Fund	84	—	134	—	—	3,293	(85)	3,426
Municipal High Income Fund	4,663	—	—	(20,740)	(36,575)	42,006	(4,288)	(14,934)
Intermediate Fixed Income Fund	—	58	—	(90)	—	6,035	(4)	5,999
Fixed Income Opportunities Fund	—	25,601	—	(27,723)	(77,949)	(451,193)	3	(531,261)
Short Term Emerging Markets Debt Fund	—	—	—	—	(1,767)	(36,067)	(301)	(38,135)
Dividend & Income Fund	—	—	—	(180)	(8,269)	47,034	(8)	38,577
U.S. Core Equity Fund	—	—	—	—	(1,152)	158,867	—	157,715

*	Other temporary differences primarily consist of dividend payable.

CITY NATIONAL ROCHDALE FUNDS | PAGE 158

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2019, through September 30, 2020, that, in accordance with U.S. Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The Funds have capital losses carried forward as follows:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)*
Government Bond Fund	$(52)	$(716)	$(768)
Corporate Bond Fund	—	(848)	(848)
Municpal High Income Fund	(17,657)	(3,083)	(20,740)
Intermediate Fixed Income Fund	—	(90)	(90)
Fixed Income Opportunities Fund	—	(27,723)	(27,723)
Dividend & Income Fund	—	(180)	(180)

During the year ended September 30, 2020, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
Corporate Bond Fund	$389
California Tax Exempt Bond Fund	294
Intermediate Fixed Income Fund	1,753
Fixed Income Opportunities Fund	3,259

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/(depreciation) for tax purposes as of September 30, 2020, for each of the Fixed Income Funds’ and Equity Funds’ investments were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Government Bond Fund	$38,385	$1,481	$(3)	$1,478
Corporate Bond Fund	128,412	5,293	(567)	4,726
California Tax Exempt Bond Fund	73,867	3,316	(23)	3,293
Municipal High Income Fund	1,621,447	91,282	(49,276)	42,006
Intermediate Fixed Income Fund	98,945	6,530	(495)	6,035
Fixed Income Opportunities Fund	4,214,450	122,587	(573,780)	(451,193)
Short Term Emerging Markets Debt Fund	286,282	255	(36,322)	(36,067)
Dividend & Income Fund	174,144	51,560	(4,526)	47,034
U.S. Core Equity Fund	173,606	159,840	(973)	158,867

At September 30, 2020, the Government Money Market Fund’s cost of securities for U.S. Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

8.	CONCENTRATION OF RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund may invest in exchange-traded notes (“ETNs”), each as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Funds will generally invest in ETNs which are linked to commodities indexes. A Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return expected and may suffer a loss.

The Municipal High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund may invest in lower-rated corporate bonds, known as high yield bonds. High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and investors are subject to a greater risk that the issuer may not be able to pay interest or dividends, or repay the principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in asset-backed and mortgage-backed securities. As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase

CITY NATIONAL ROCHDALE FUNDS | PAGE 159

notes to financial statements/ consolidated notes to financial statements
September 30, 2020

during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

The Fixed Income Opportunities Fund may invest in beneficial interests in individual life insurance Policies. A Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or for other cash needs, the Fund may be forced to sell at a loss. The longer the insured lives, the lower the Fund’s rate of return on the Policy. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or may refuse to pay benefits on a Policy. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board of Trustees. The sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

California Tax Exempt Bond Fund – Specific Risks

The ability of issuers to pay interest on, and repay the principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions’ or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

Short Term Emerging Markets Debt Fund – Specific Risks

Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

As long as the Short Term Emerging Markets Debt Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the United States or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, the political, legal and economic systems of which are less developed and less stable than those of more developed nations. Emerging markets may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Short Term Emerging Markets Debt Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations. Emerging market securities are also subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

CITY NATIONAL ROCHDALE FUNDS | PAGE 160

A more complete description of risks is included in the Funds’ prospectus and statement of additional information.

9.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the years ended September 30, 2020 and September 30, 2019, were as follows (000):

	Government Money Market Fund		Government Bond Fund			Corporate Bond Fund
	2020	2019	2020	2019		2020	2019
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	1	—	(a)	—	—
Shares issued in lieu of dividends and distributions	—	—	— (a)	—	(a)	—	—
Shares redeemed	—	—	(1)	—	(a)	—	—
Net Institutional Class transactions	—	—	—	—	(a)	—	—
Class N:
Shares issued	920,464	1,704,701	25	94		359	362
Shares issued in lieu of dividends and distributions	1,077	6,502	2	2		14	14
Shares redeemed	(618,068)	(2,485,710)	(29)	(22)		(126)	(218)
Net Class N transactions	303,473	(774,507)	(2)	74		247	158
Class S:
Shares issued	1,321,522	3,267,637	—	—		—	—
Shares issued in lieu of dividends and distributions	—	—	—	—		—	—
Shares redeemed	(1,186,148)	(4,052,335)	—	—		—	—
Net Class S transactions	135,374	(784,698)	—	—		—	—
Servicing Class:
Shares issued	7,218,391	9,070,868	399	657		1,780	1,703
Shares issued in lieu of dividends and distributions	10,485	34,041	5	6		24	28
Shares redeemed	(6,049,690)	(10,010,994)	(839)	(2,056)		(2,350)	(2,880)
Net Servicing Class transactions	1,179,186	(906,085)	(435)	(1,393)		(546)	(1,149)

(a)	Less than 1,000.

	California Tax Exempt Bond Fund		Municipal High Income Fund
	2020	2019	2020	2019
CAPITAL SHARES ISSUED AND REDEEMED:
Class N:
Shares issued	99	191	31,405	24,236
Shares issued in lieu of dividends and distributions	5	5	1,862	1,672
Shares redeemed	(185)	(182)	(15,632)	(15,627)
Net Class N transactions	(81)	14	17,635	10,281
Servicing Class:
Shares issued	1,400	1,912	14,008	11,583
Shares issued in lieu of dividends and distributions	15	18	239	252
Shares redeemed	(2,078)	(2,357)	(8,981)	(8,134)
Net Servicing Class transactions	(663)	(427)	5,266	3,701

CITY NATIONAL ROCHDALE FUNDS | PAGE 161

notes to financial statements/ consolidated notes to financial statements
September 30, 2020

	Intermediate Fixed Income Fund		Fixed Income Opportunities Fund		Short Term Emerging Markets Debt Fund(b)
	2020	2019	2020	2019	2020	2019
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	86	11	—	—	—	—
Shares issued in lieu of dividends and distributions	2	2	—	—	—	—
Shares redeemed	(49)	(28)	—	—	—	—
Net Institutional Class transactions	39	(15)	—	—	—	—
Class N:
Shares issued	955	883	70,559	41,878	—	—
Shares issued in lieu of dividends and distributions	71	121	7,451	5,678	—	—
Shares redeemed	(1,734)	(3,762)	(53,434)	(27,952)	—	—
Net Class N transactions	(708)	(2,758)	24,576	19,604	—	—
Class Y:
Shares issued	—	—	—	—	8,472	22,751
Shares issued in lieu of dividends and distributions	—	—	—	—	2,019	222
Shares redeemed	—	—	—	—	(3,142)	(208)
Net Class Y transactions	—	—	—	—	7,349	22,765

	Dividend & Income Fund		U.S. Core Equity Fund
	2020	2019	2020	2019
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	274	22
Shares issued in lieu of dividends and distributions	—	—	1	— (a)
Shares redeemed	—	—	(30)	(1)
Net Institutional Class transactions	—	—	245	21
Class N:
Shares issued	1,572	997	1,869	1,223
Shares issued in lieu of dividends and distributions	161	252	206	361
Shares redeemed	(1,507)	(1,312)	(2,066)	(1,462)
Net Class N transactions	226	(63)	9	122
Servicing Class:
Shares issued	—	—	1,037	1,498
Shares issued in lieu of dividends and distributions	—	—	19	31
Shares redeemed	—	—	(2,195)	(1,479)
Net Servicing Class transactions	—	—	(1,139)	50

(a)	Less than 1,000.
(b)	Commenced operations on May 14, 2019.

CITY NATIONAL ROCHDALE FUNDS | PAGE 162

10.	LINE OF CREDIT

The Funds, except for the Government Money Market Fund, have an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Fund are limited to either the lesser of 10% of the Fund’s net assets or an explicit amount on the LOC. Interest is charged to a Fund based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended September 30, 2020, was as follows:

Fund	Maximum Amount of Line of Credit (000)	Interest Expense (000)	Average Rate	Average Borrowings (000)	Maximum Amount Outstanding (000)
Fixed Income Opportunities Fund	$200,000	$22	2.75%	$17,787	$29,580
Dividend & Income Fund	200,000	—	4.25%	386	507

Amounts shown as “—“ have been rounded to zero.

11.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosure requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

12. OTHER MATTERS

The outbreak of a novel strain of coronavirus (COVID-19) and subsequent global pandemic began significantly impacting the U.S. and global markets and economies in early 2020. There is significant uncertainty with respect to the breadth and duration of business disruptions related to COVID-19, as well as its long-term impact on the U.S. and global markets and economies. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such developments may negatively affect the value of the Funds’ investments and could lead to losses. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management continues to monitor and evaluate this situation.

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

13.	SUBSEQUENT EVENTS

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2020, and no issues were noted to disclose.

CITY NATIONAL ROCHDALE FUNDS | PAGE 163

report of independent registered public accounting firm

To the Shareholders and the Board of Trustees
of City National Rochdale Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of City National Rochdale Government Money Market Fund, City National Rochdale Government Bond Fund, City National Rochdale Corporate Bond Fund, City National Rochdale California Tax Exempt Bond Fund, City National Rochdale Municipal High Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund (consolidated), City National Rochdale Dividend & Income Fund and City National Rochdale U.S. Core Equity Fund, each a series of shares of beneficial interest in City National Rochdale Funds, (inclusive of the City National Rochdale Short Term Emerging Markets Debt Fund referred to as the “Funds”), including the schedules of investments, as of September 30, 2020, and the related statements of operations and cash flows (for City National Rochdale Fixed Income Opportunities Fund only) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended (consolidated for City National Rochdale Fixed Income Opportunities Fund), and the related notes. We have also audited the accompanying statement of assets and liabilities of City National Rochdale Short Term Emerging Markets Debt Fund, a series of shares of beneficial interest in City National Rochdale Funds, including the schedule of investments, as of September 30, 2020 and the related statements of operations for the year ended September 30, 2020 and the changes in net assets and the financial highlights for the year ended September 30, 2020 and for the period May 14, 2019 (commencement of operations) through September 30, 2019 and the related notes. The above statements are collectively referred to as the “financial statements”.

In our opinion, the financial statements (consolidated where noted) referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, and the results of their operations and cash flows (for City National Rochdale Fixed Income Opportunities Fund only), the changes in their net assets and their financial highlights for each of the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

CITY NATIONAL ROCHDALE FUNDS | PAGE 164

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, brokers, insurance companies, and other counterparties or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the City National Rochdale Funds since 2015.

Philadelphia, Pennsylvania
November 30, 2020

CITY NATIONAL ROCHDALE FUNDS | PAGE 165

trustees and officers (Unaudited)
September 30, 2020

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Trustees who are “interested persons” of the Trust, within the meaning of the 1940 Act, are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. The address for the Trustees and the officers of the Trust is 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Daniel A. Hanwacker Year of Birth: 1951	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000- 2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	15	None
Jon C. Hunt Year of Birth: 1951	Trustee	Since 2013	Retired (2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012-2013). Managing Director and Chief Operating Officer, CCM (1998-2012).	15

Advisor’s Inner Circle Fund III (2014-present); Winton Series Trust and Winton Diversified

Opportunities Fund, Lead Independent Trustee (2015- 2018); Gallery Trust (2016-present); Schroder Series Trust and Schroder Global Series Trust, Lead Independent Trustee (2017-present)

Julie C. Miller Year of Birth: 1957	Trustee	Since May 2020	Certified Public Accountant(CPA) and Partner, Holthouse, Carlin & Van Trigt LLP (accounting firm) (2006 – present).	15	None
Jay C. Nadel Year of Birth: 1958	Trustee Chairman	Since 2013 Since 2019	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	15

Advisor’s Inner Circle Fund III (2016-present); Winton Series Trust and Winton Diversified

Opportunities Fund (2016-2018); Gallery Trust (2016-present); Schroder Series

Trust and Schroder Global Series Trust, Independent Trustee (2017-present)

CITY NATIONAL ROCHDALE FUNDS | PAGE 166

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)
James R. Wolford Year of Birth: 1954	Trustee	Since 1999

Chief Executive Officer of Corinthian Development

Company (2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004- 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001- 2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service,

Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985- 2000).

				15	None
INTERESTED TRUSTEE:
Andrew S. Clare(4) Year of Birth: 1945	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	15	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
James R. Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Julie C. Miller	May 14, 2030
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the series of City National Rochdale Funds and the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale Select Strategies Fund and City National Rochdale Strategic Credit Fund.

(3)	Mr. Clare is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

CITY NATIONAL ROCHDALE FUNDS | PAGE 167

trustees and officers (Unaudited) (Continued)
September 30, 2020

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS:
Garrett R. D’Alessandro Year of Birth: 1957	President and Chief Executive Officer	Since 2013

Chief Executive Officer, City National Rochdale (1986-present); Chief Investment Officer, City National Rochdale (2016-2018); President and Chief Executive Officer, City National Rochdale Funds (2013-present).

Stephen Connors SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1984	Treasurer (Principal Financial and Accounting Officer and Controller)	Since November 2020	Director of Fund Accounting, SEI Investments Company (2014-present).
Don Andrews Year of Birth: 1958	Vice President; Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Since 2019

CCO, City National Rochdale (2019-present); Senior Vice President and CCO, City National Bank Wealth Management Division (2019-present);Interim CCO, City National Rochdale Select Strategies Fund, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, and City National Rochdale Structured Claims Fixed Income Fund LLC (2019-present); Global Practice Leader for Risk and Compliance, Reed Smith (2017–2019); Co-Head of Risk and Compliance, Venable (2015–2017); CCO and CRO, Bessemer Trust (2002 – 2015).

Mitchell Cepler Year of Birth: 1982	Vice President and Assistant Treasurer	Since 2015	Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present); Group Finance Manager, City National Rochdale (2011-present).
Anthony Sozio Year of Birth: 1971	Vice President and Secretary	Since 2013

Vice President (2013-present), Secretary (2019-present), and Assistant Secretary (2013-present), City National Rochdale Funds; Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Year of Birth: 1975	Assistant Secretary	Since 2019

Counsel, SEI Investments Company (2018-present); Assistant Secretary, City National Rochdale Funds (2019-2019); Attorney, Blank Rome LLP (2015-2018); Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014); Attorney, Dilworth Paxson LLP (2006-2013).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Fund, or until such officer resign.

CITY NATIONAL ROCHDALE FUNDS | PAGE 168

notice to shareholders (Unaudited)
September 30, 2020

For shareholders that do not have a September 30, 2020, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2020, taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2020, each of the California Tax Exempt Bond Fund and Municipal High Income Fund is designating 97.29% and 8.56%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2020, each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest(3)	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)	(K) Foreign Tax Credit
Government Money Market Fund(3)	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	53.18%	100.00%	0.00%	0.00%
Government Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	66.06%	99.67%	0.00%	0.00%
Corporate Bond Fund(3)	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	92.17%	0.00%	0.00%
California Tax Exempt Bond Fund(3)	0.00%	0.00%	3.93%	96.07%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Municipal High Income Fund(3)	0.00%	0.00%	1.40%	98.60%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Intermediate Fixed Income Fund(3)	0.00%	0.00%	100.00%	0.00%	100.00%	0.05%	0.05%	6.52%	85.18%	0.00%	0.00%
Fixed Income Opportunities Fund(3)	0.00%	0.00%	100.00%	0.00%	100.00%	6.30%	6.65%	0.00%	99.09%	0.00%	0.00%
Short Term Emerging Markets Debt Fund(3)(6)	0.00%	13.99%	86.01%	0.00%	100.00%	0.00%	0.00%	0.00%	94.63%	100.00%	0.07%
Dividend & Income Fund(3)	31.44%	29.95%	38.61%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
U.S. Core Equity Fund(3)	86.82%	0.27%	12.91%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)

“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(6)

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended September 30, 2020, the total amount of foreign source income was $25,436,117. The total amount of foreign tax credit to be paid is $21,627. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

Items (A), (B), (C), (D), (E) and (K) are based on the percentage of each fund’s total distribution.

Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”

Item (H) is based on the percentage of gross income of each Fund.

Item (I) is based on the percentage of net investment income distributions.

Item (J) is based on the percentage of short-term capital gain distributions.

CITY NATIONAL ROCHDALE FUNDS | PAGE 169

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2020 to September 30, 2020).

The table below illustrates each Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that each Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in each Fund, and the “Ending Account Value” number is derived from deducting that expense cost from each Fund’s gross investment return.

You can use this information, together with the actual amount you invested in a Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare each Fund’s costs with those of other mutual funds. It assumes that each Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess each Fund’s comparative cost by comparing the hypothetical result for each Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT each Fund’s actual return – the account values shown do not apply to your specific investment.

CITY NATIONAL ROCHDALE FUNDS | PAGE 170

	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Government Money Market Fund
Actual Fund Return
Class N	$1,000.00	$1,000.10	0.38%	$1.89
Class S	1,000.00	1,000.10	0.50%	2.49
Servicing Class	1,000.00	1,000.15	0.31%	1.55

Hypothetical 5% Return
Class N	$1,000.00	$1,023.10	0.38%	$1.91
Class S	1,000.00	1,022.50	0.50%	2.51
Servicing Class	1,000.00	1,023.45	0.31%	1.56

City National Rochdale Government Bond Fund
Actual Fund Return
Institutional Class
Class N	$1,000.00	$1,002.10	1.03%	$5.16
Servicing Class	1,000.00	1,003.30	0.78%	3.91

Hypothetical 5% Return
Institutional Class
Class N	$1,000.00	$1,019.85	1.03%	$5.20
Servicing Class	1,000.00	1,021.10	0.78%	3.94

City National Rochdale Corporate Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,049.50	1.01%	$5.17
Servicing Class	1,000.00	1,049.80	0.76%	3.89

Hypothetical 5% Return
Class N	$1,000.00	$1,019.95	1.01%	$5.10
Servicing Class	1,000.00	1,021.20	0.76%	3.84

City National Rochdale California Tax Exempt Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,028.00	0.88%	$4.46
Servicing Class	1,000.00	1,029.30	0.63%	3.20

Hypothetical 5% Return
Class N	$1,000.00	$1,020.60	0.88%	$4.45
Servicing Class	1,000.00	1,021.85	0.63%	3.18

City National Rochdale Municipal High Income Fund
Actual Fund Return
Class N	$1,000.00	$1,063.00	1.07%	$5.52
Servicing Class	1,000.00	1,064.20	0.82%	4.23

Hypothetical 5% Return
Class N	$1,000.00	$1,019.65	1.07%	$5.40
Servicing Class	1,000.00	1,020.90	0.82%	4.14

City National Rochdale Intermediate Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,063.90	0.51%	$2.63
Class N	1,000.00	1,061.60	1.01%	5.21

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.45	0.51%	$2.58
Class N	1,000.00	1,019.95	1.01%	5.10

City National Rochdale Fixed Income Opportunities Fund
Actual Fund Return
Class N	$1,000.00	$1,177.00	1.09%	$5.93

Hypothetical 5% Return
Class N	$1,000.00	$1,019.55	1.09%	$5.50

City National Rochdale Dividend & Income Fund
Actual Fund Return
Class N	$1,000.00	$1,118.30	1.16%	$6.14

Hypothetical 5% Return
Class N	$1,000.00	$1,019.20	1.16%	$5.86

City National Rochdale U.S. Core Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,290.10	0.57%	$3.26
Class N	1,000.00	1,287.10	1.05%	6.00
Servicing Class	1,000.00	1,288.10	0.80%	4.58

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.15	0.57%	$2.88
Class N	1,000.00	1,019.75	1.05%	5.30
Servicing Class	1,000.00	1,021.00	0.80%	4.04

City National Rochdale Short Term Emerging Markets Debt Fund
Actual Fund Return
Class Y	$1,000.00	$1,217.90	0.89%	$4.93

Hypothetical 5% Return
Class Y	$1,000.00	$1,020.55	0.89%	$4.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 171

board approval of advisory and sub-advisory agreements (Unaudited)

The Board of Trustees of City National Rochdale Funds (the “Trust”) is currently comprised of six Trustees, five of whom are Independent Trustees (i.e., not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended). At a meeting held on April 1, 2020, at which time the Board was comprised of five Trustees, four of whom were Independent Trustees, and a meeting held on May 14, 2020, the Board and the Independent Trustees considered and approved the renewal of the following advisory and sub-advisory agreements:

●

The advisory agreement between City National Rochdale, LLC (the “Adviser”) and the Trust, on behalf of the City National Rochdale Government Money Market Fund (the “Government Money Market Fund”), City National Rochdale Government Bond Fund (the “Government Bond Fund”), City National Rochdale Corporate Bond Fund (the “Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (the “California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (the “Municipal High Income Fund”), City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund”), City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund”), City National Rochdale Short Term Emerging Markets Debt Fund (the “Short Term EM Debt Fund”), City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund”), and City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund”) (each a “Fund” and collectively, the “Funds”);

●

The advisory agreement between the Adviser and City National Rochdale Fixed Income Opportunities (Ireland) Limited (the “Irish Subsidiary”), a wholly-owned subsidiary of the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Alcentra Limited (“Alcentra”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement among the Adviser, Alcentra and Alcentra NY, LLC (“Alcentra NY”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and AllFinancial Partners II, LLC (“AllFinancial”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Ashmore Investment Management Limited (“Ashmore”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Federated Investment Management Company (“Federated”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreements between the Adviser and GML Capital LLP (“GML”), with respect to the Fixed Income Opportunities Fund and the Short Term EM Debt Fund; and

●	The sub-advisory agreement between the Adviser and Seix Investment Advisors LLC (“Seix”), with respect to the Fixed Income Opportunities Fund.

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements.” Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML, and Seix are collectively referred to below as the “Sub-Advisers.”

With respect to each meeting, the Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Agreements at their next in-person meeting.

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund and the Irish Subsidiary, although the Board took into account the common interests of the Funds and the Irish Subsidiary in its review. As described below, the Board considered the nature, quality and extent of the various services performed by the Adviser and each Sub-Adviser. In considering these matters, the Independent Trustees discussed the renewal of the Agreements with management and in private sessions with their independent counsel at which no representatives of the Adviser or the Sub-Advisers were present.

The Board reviewed extensive materials regarding investment results of the Adviser and each Sub-Adviser with respect to the Funds (or portions of the Funds) and the Irish Subsidiary they manage, advisory fee and expense comparisons, financial

CITY NATIONAL ROCHDALE FUNDS | PAGE 172

information with respect to the Adviser and each Sub-Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing various services to the Funds and the Irish Subsidiary. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to renew the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such renewal.

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Funds and the Irish Subsidiary, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Funds and the Irish Subsidiary. With respect to Funds that are sub-advised, the Board considered the process the Adviser utilizes to select the Sub-Advisers and proactively oversee the Sub-Advisers with respect to various investment, valuation and compliance matters. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with the returns of its respective benchmark index or indexes and the averages of the funds included in its respective fund universe selected by Lipper, Inc. (each, a “Lipper Universe”), for the one-, three-, five-, ten- and 15-year and since inception periods ended December 31, 2019, as applicable. In addition, the Board reviewed the performance of each Fund compared to the average returns of certain peer group funds in the Fund’s Lipper Universe selected by the Funds’ administrator based on the Fund’s total net assets, for the same periods. With respect to the performance results of the Funds, the Trustees noted that the meeting materials indicated as follows:

●

The Government Money Market Fund (Servicing Class) underperformed the average returns of the funds in the Lipper Institutional U.S. Government Money Market Objective Universe (by 0.18% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. The Trustees noted the Adviser’s contractual waiver of 11 basis points of its advisory fee, and the waiver of 12b-1 fees and shareholder servicing fees in order to make the Fund more competitive. The Trustees also considered the Adviser’s explanation that the Fund’s performance continues to be impacted by the remaining effects of the past recapture of waived fees and/or reimbursed expenses.

●

The Government Bond Fund (Institutional Class) outperformed the Lipper Short/Intermediate U.S. Government Objective Universe average returns for the one-, three-, five-, and ten-year periods, but trailed the Lipper Universe (by 0.20% or less) for the 15-year and since inception periods. The Fund underperformed the Bloomberg Barclays U.S. 1-5 Year Government Bond Index returns (by 0.40% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. The Trustees noted the Adviser’s explanation that government securities with longer maturity profiles benefitted from higher average yields and a flattening of the yield curve, and that the Fund’s underperformance compared to its benchmark was due to its shorter duration profile. The Trustees also considered the Fund’s recent positive return of 3.30% during the first quarter of 2020, despite the onset of the COVID-19 pandemic.

●

The Corporate Bond Fund (Servicing Class) outperformed the average returns of the Lipper Short/Intermediate Investment-Grade Objective Universe for the one-, three-, and 15-year periods, and its performance was even with the Lipper Universe for the since inception period. The Fund underperformed the Lipper Universe (by 0.22% or less) for the five- and ten-year periods, and trailed the Bloomberg Barclays U.S. Corp 1-5 A3+, 2% Issuer Constrained Index returns (by 0.60% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. The Trustees considered the Adviser’s explanation that the Fund’s recent underperformance was due in part to its overweight position in the banking industry as compared to its peers, but that the Fund’s overall performance remained in line with the Bloomberg Barclays Index. The Trustees also considered the

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board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

Adviser’s explanation that certain of the Fund’s dislocations with the Bloomberg Barclays Index served the Fund well during the recent downturn caused by the COVID-19 pandemic, and that the Adviser expected the Fund to remain stable in the near to intermediate term.

●

The California Tax Exempt Bond Fund (Servicing Class) consistently outperformed the average returns of the funds in the Lipper CA Short/Intermediate Municipal Debt Objective Universe for the one-, three-, five-, ten-, and 15-year and since inception periods, but underperformed the Bloomberg Barclays CA Intermediate-Short Municipal Index returns (by 0.57% or less) during the same periods. The Trustees considered the Adviser’s explanation that the trailing one-, three-, five- and ten-year underperformance compared to the Bloomberg Barclays Index was largely a result of the post-financial crisis low yield environment, which limited opportunities for the Fund to increase performance. The Trustees also considered the Adviser’s observation that the Fund outperformed the Bloomberg Barclays Index for the first quarter of 2020, despite the impact of the COVID-19 pandemic.

●

The Municipal High Income Fund (Servicing Class) underperformed the average returns of the funds in the Lipper High Yield Municipal Classification Universe (by 0.66% or less), and the S&P Municipal Yield Index returns (by 2.35% or less) for the one-, three- and five-year and since inception periods. The Trustees noted the Adviser’s observation that the Fund underperformed its benchmark for the first quarter of 2020 by 90 basis points, but that the Fund outperformed its peer group over the same period. The Trustees also considered the Adviser’s assertion that the Fund’s underperformance for the one-year period was primarily because the value of Puerto Rico-related bonds rose dramatically in 2019, and that the Fund’s exposure to Puerto Rico-related holdings was below that of the S&P Municipal Yield Index and the other funds in the Lipper Universe.

●

The Short Term EM Debt Fund (Class Y) outperformed the BofAML 0-1 Year Emerging Markets Corp Plus Index return, but underperformed the average return of the funds in the Lipper Emerging Markets Hard Currency Debt Classification Universe (by 1.92%) for the period since the Fund’s inception on May 14, 2019. The Fund outperformed the Lipper Universe average returns and the BofAML Index during the three- and six-month periods. The Trustees noted the Adviser’s belief that the Fund’s focus on shorter duration bonds is somewhat unique among the funds in the Lipper Universe, and that the comparison of the Fund’s performance to that of funds in the Lipper Universe is therefore less meaningful. The Trustees also considered that the Fund has been operating for a short period, and that performance over longer periods would be more meaningful.

●

The Intermediate Fixed Income Fund (Institutional Class) outperformed the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index returns for the one-, five- and ten-year periods, and its performance was the same as the Bloomberg Barclays Index return for the three-year period. The Fund underperformed the Bloomberg Barclays Index returns (by 0.26% or less) for the 15-year and since inception periods, and underperformed the average returns of the funds in the Lipper Core Bond Funds Classification Universe (by 1.21% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. The Trustees observed that the Fund outperformed its benchmark in 2019, and considered the Adviser’s explanation that the recent underperformance was due to the Fund’s underweight allocation to U.S. Treasury securities and overweight allocation to the banking industry. The Trustees also noted the Adviser’s continued move toward higher credit quality assets, U.S. Treasury securities, and taxable municipal bonds in an effort to better position the Fund for a potential downturn in credit quality.

●

The Fixed Income Opportunities Fund (Class N) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index returns for the three-, five- and ten-year and since inception periods, but underperformed the Bloomberg Barclays Index return (by 0.33%) for the one-year period. The Fund outperformed the average returns of the funds in the Lipper Global High Yield Funds Classification Universe for the five-year period, but underperformed the Lipper Universe (by 4.67% or less) for the one-, three- and ten-year and since inception periods. The Trustees considered the Adviser’s explanation that the Fund’s significant underperformance during the first quarter of 2020, compared to the Bloomberg Barclays Index, was largely due to reactionary selling in response to the COVID-19 pandemic and the need for liquidity, rather than the fundamental strategies of the Fund. The Trustees also considered the Adviser’s explanation that the Fund’s underperformance compared to the Bloomberg Barclays Index over the one-year period largely resulted from the Fund’s shorter duration, as longer duration assets outperformed during the period. The Trustees also noted the Adviser’s high confidence in the Fund’s Sub-Advisers.

CITY NATIONAL ROCHDALE FUNDS | PAGE 174

●

The Dividend & Income Fund (Class N) outperformed the Blended Index (a customized index composed of 60% Dow Jones U.S. Select Dividend Index, 25% Bank of America ML Core Fixed Rate Preferred Securities Index and 15% MSCI U.S. REIT Index) for the one- and 15-year periods, but underperformed the Blended Index (by 2.64% or less) for the three-, five-, and ten-year and since inception periods. The Fund also underperformed the average returns of the funds in the Lipper Equity Income Funds Classification Universe (by 2.97% or less) and the S&P 500 Index returns (by 8.85% or less) for the one, three-, five-, ten- and 15-year and since inception periods. The Trustees considered the Adviser’s observation that the Fund outperformed the Blended Index for the one-year period and the first quarter of 2020. The Trustees noted the Adviser’s assertion that the Fund has performed well on a risk-adjusted basis, and that the Fund’s underperformance compared to the Blended Index for the three-, five- and ten-year periods was due largely to weak performance in the first quarter of 2018 and a below benchmark return in 2017. The Trustees also considered the Adviser’s explanation of the effect of several compounding shocks to the performance of the Fund, which resulted in the Adviser taking steps to reduce equity exposure and risk in the short term and to increase the Fund’s cash position.

●

The U.S. Core Equity Fund (Institutional Class) outperformed the average returns of the funds in the Lipper Large Cap Core Funds Classification Universe and the returns of the S&P 500 Index for the one-, three-, and five-year and since inception periods. The Fund outperformed the average return of the funds in the Lipper Large Cap Growth Funds Classification Universe for the one-year period, but underperformed the Lipper Large Cap Growth Funds Classification Universe averages (by 1.37% or less) for the three- and five-year and since inception periods. The Trustees considered the Fund’s outperformance of the S&P 500 Index, the Lipper Large Cap Core Funds Classification Universe, and the Lipper Large Cap Growth Funds Classification Universe for the one-year period. The Trustees also considered the Adviser’s observation that despite the Fund’s negative return for the first quarter of 2020, which the Adviser believes was due to the impact of the COVID-19 pandemic, the Fund still outperformed the S&P 500 Index during the quarter.

The Board concluded that the Adviser continued to provide high quality management and oversight services to the Funds and the Irish Subsidiary. The Board noted that the investment results of the Funds over the long term were generally competitive; that the Adviser had given reasonable explanations for the performance of those Funds that had underperformed relative to their benchmarks and had explained the impact of market conditions on the performance of the Funds; that the Adviser had taken actions in response to the COVID-19 pandemic; that the results for the Government Money Market Fund compared to its peer group were acceptable given the special services and investment focuses of the Fund and the unusual market conditions applicable to the money market fund industry in recent years; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board then reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to each Fund, and the total expenses (net of fee waivers) for the last fiscal year of a share class of each Fund (as percentages of their respective average annual net assets), as applicable (“Total Expense Ratios”), compared to those of the funds included in its respective Lipper Universe and peer group selected by the Trust’s administrator (each, a “Peer Group”), as applicable.

The Board observed that the meeting materials indicated as follows with respect to the Funds’ investment advisory fees (gross of fee waivers):

●

The gross advisory fees paid by the Government Bond Fund, California Tax Exempt Bond Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund, Short Term EM Debt Fund, Dividend & Income Fund, and U.S. Core Equity Fund were below their respective Peer Group and Lipper Universe averages.

●	The gross advisory fee paid by the Government Money Market Fund was below its Lipper Universe average, but in line with its Peer Group average.

●	The gross advisory fees paid by the Corporate Bond Fund and Municipal High Income Fund were below their respective Lipper Universe averages, but above their respective Peer Group averages.

The Board noted that the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Funds, so it did not have a basis to compare the Funds’ advisory fees with advisory fees charged by the Adviser to other comparable client accounts. The Trustees considered that except with respect to the Municipal High

CITY NATIONAL ROCHDALE FUNDS | PAGE 175

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

Income Fund, any net advisory fees retained by the Adviser with respect to the Funds, after the payment of any sub-advisory fees, are rebated to shareholders investing in the Funds through separate accounts managed by the Adviser, and that with respect to the Municipal High Income Fund, the Adviser rebates half of the Adviser’s net advisory fee to shareholders investing in the Fund through separate accounts managed by the Adviser.

The Board observed that the meeting materials indicated as follows with respect to the Total Expense Ratios of each Fund (net of fee waivers):

●

The Total Expense Ratios of the Institutional Class of the Government Bond Fund and U.S. Core Equity Fund; and the Servicing Class of the California Tax Exempt Bond Fund and U.S. Core Equity Fund were below both their respective Peer Group and Lipper Universe averages.

●

The Total Expense Ratios of the Institutional Class of the Intermediate Fixed Income Fund; and the Servicing Class of the Government Money Market Fund and Municipal High Income Fund were below their respective Lipper Universe averages, but above their respective Peer Group averages.

●

The Total Expense Ratios of Class N of the Government Bond Fund, Dividend & Income Fund, and U.S. Core Equity Fund; and the Servicing Class of the Government Bond Fund were below their respective Peer Group averages, but above their respective Lipper Universe averages.

●

The Total Expense Ratios of Class N of the Government Money Market Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Municipal High Income Fund, Intermediate Fixed Income Fund, and Fixed Income Opportunities Fund; the Servicing Class of the Corporate Bond Fund; and Class Y of the Short Term EM Debt Fund were above both their respective Peer Group and Lipper Universe averages.

The Board concluded that the advisory fees charged by the Adviser were fair and reasonable in relation to the value of services provided, and the total expenses of each Fund continued to be reasonable in light of the services provided, noting the different expense structure and arrangements for shareholder services and distribution of the various classes of the Funds.

Profitability, Benefits to the Adviser and Economies of Scale

The Board next considered information prepared by the Adviser relating to its costs and profits with respect to the Funds for the year ended December 31, 2019. The Board also considered the benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds (other than the investment advisory fees paid to the Adviser), including fees paid to the Adviser, City National Bank (“CNB”), City National Securities, Inc., and CNR Securities, LLC for providing certain shareholder servicing and/or sub-distribution services to the Funds and/or their shareholders; benefits to CNB’s brokerage and wealth management business as a result of the availability of the Funds to its customers; and any research received from broker-dealers that execute transactions on behalf of the Funds. The Trustees recognized the competitiveness of the registered fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability. Recognizing the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Trustees concluded that the profit of the Adviser from its relationship with the Funds was reasonable.

The Board also considered potential economies of scale realized by the Adviser as the Funds grow and how any such economies are shared with the Funds, reviewing information prepared by the Adviser relating to the Trust’s assets, as well as the assets of each Fund. The Board considered the Adviser’s explanation that it shares any economies of scale with Fund shareholders through means other than breakpoints, such as expense caps and fee waivers, and the investments that the Adviser made in its business over the past year, including devoting resources to innovation and the design of new products and funds. Based on this explanation, the Board concluded that although there were no advisory fee breakpoints, the existing fee structure of each Fund reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that it will have the opportunity to periodically reexamine the appropriateness of the advisory fees payable to the Adviser in light of any economies of scale experienced in the future.

Conclusion

The Board and the Independent Trustees concluded that, based on the various factors they had reviewed, the compensation payable to the Adviser under the advisory agreements was fair and reasonable in light of the nature and quality of the services the Adviser provided to the Funds and the Irish Subsidiary, and that renewal of the advisory agreements would be in the best interests of each Fund, the Irish Subsidiary, and their respective shareholders.

CITY NATIONAL ROCHDALE FUNDS | PAGE 176

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each Sub-Adviser, the Board considered a variety of matters, including the overall quality and depth of each Sub-Adviser’s organization and its overall financial strength and stability. The Board also considered, among other things, the investment operations and staff of each Sub-Adviser, its commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of each Sub-Adviser’s key portfolio management and operational personnel, and each Sub-Adviser’s efforts to retain, attract and motivate capable personnel to serve the Fund(s) to which it provides services. The Board found all of these matters to be satisfactory.

Investment Performance

The Board reviewed information provided in the meeting materials setting forth the performance of the portion of the Fixed Income Opportunities Fund sub-advised by each Sub-Adviser compared with applicable benchmarks for various periods ended December 31, 2019. The Board made the following additional observations in reviewing the performance of the following Sub-Advisers of the Fixed Income Opportunities Fund:

●	The annualized returns for the portion of the Fund managed by Federated were above the returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the one-, three, and five-year periods.

●	The annualized returns for the portion of the Fund managed by Seix were below the returns of the Credit Suisse Institutional Loan Index (by 0.32% or less) for the one-, three-, and five-year periods.

●

The annualized returns for the portion of the Fund managed by Alcentra were below the returns of the Credit Suisse Institutional Western Europe Leveraged Loan Index for the one-, three-, and five-year periods (by 1.35% or less).

●

The annualized returns for a portion of the Fund managed by GML were above the returns of the JP Morgan CEMBI Diversified High Yield Index for the one-, three-, and five-year periods. The total return for the short-term emerging markets portion of the Fund managed by GML was above the ICE BofAML 0-1 Year Emerging Markets Plus Index return for the one-year period.

●

The annualized returns for the portion of the Fund managed by Ashmore were above the returns of the 60% JP Morgan CEMBI BD/40% JPM EMBI Index for the three- and five-year periods, but below the total return (by 1.98%) for the one-year period.

The Board also considered and reviewed information related to the services AllFinancial provides in respect of life settlement policies held by the Fixed Income Opportunities Fund.

The Board noted that because GML sub-advises the entire Short Term EM Debt Fund, the performance of GML had already been reviewed and discussed as part of the review of the performance of the Short Term EM Debt Fund generally.

The Board noted that, while not all of the Sub-Advisers outperformed their respective benchmarks for the periods under evaluation, in each case the Adviser reviewed the Sub-Adviser’s performance relative to current market conditions and with an understanding of the Sub-Adviser’s style and philosophy. The Board considered the investment results of the Fixed Income Opportunities Fund to be generally competitive, and determined that each of Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML, and Seix continued to provide high quality sub-advisory services to the Fixed Income Opportunities Fund.

Sub-Advisory Fees and Fund Expenses

The Board reviewed information included in the meeting materials regarding the sub-advisory fees charged by each Sub-Adviser, and observed that the fees charged by each Sub-Adviser to the Short Term EM Debt Fund and the Fixed Income Opportunities Fund were generally equal to or lower than the fees it charged to its other advisory or sub-advisory clients, as applicable, to manage comparable mutual funds, private funds, and separate accounts. The Trustees noted that the Adviser pays all sub-advisory fees out of its advisory fees. The Board also noted that the Adviser evaluates each Sub-Adviser’s fees relative to those of its respective asset class peer groups in an effort to ensure that they are reasonable and appropriate in light of the services provided. In addition, the Board considered the different advisory and sub-advisory fee splits of the sub-advised Funds, and noted the Adviser’s beliefs that the fees paid to the Sub-Advisers are priced at competitive levels, and that the overall advisory fees, gross advisory fees and sub-advisory fees are fair and reasonable in light of the services provided to the Funds by the Adviser and the Sub-Advisers, as applicable.

CITY NATIONAL ROCHDALE FUNDS | PAGE 177

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

Benefits to Sub-Advisers and Economies of Scale

The Board also considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Fund(s) to which it provides services (other than the sub-advisory fee paid to the Sub-Adviser), including any research services made available to the Sub-Adviser by broker-dealers providing execution services to the Fund(s), the intangible benefits of the Sub-Adviser’s association with the Fund(s) generally and any favorable publicity arising in connection with the Funds’ performance. The Board also considered that the current asset levels of the Funds were not likely to lead to significant economies of scale.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement was fair and reasonable in light of the nature and quality of the services provided by each Sub-Adviser to the Fund(s) to which it provides services, and that it would be in the best interests of the Fund(s) and its shareholders to renew the sub-advisory agreements with each of Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML, and Seix.

CITY NATIONAL ROCHDALE FUNDS | PAGE 178

liquidity risk management program (Unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), which requires open-end investment companies to adopt a written liquidity risk management program that is reasonably designed to assess and manage a fund’s liquidity risk. A fund’s “liquidity risk” is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund.

The series of City National Rochdale Funds (the “Trust”), excluding the City National Rochdale Government Money Market Fund (for purposes of this section only, the “Funds”), have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the “Program”). The Board of Trustees of the Trust (the “Board”) has appointed City National Rochdale, LLC, the Funds’ investment adviser (“City National Rochdale”), as the Program administrator for the Funds. City National Rochdale established a Liquidity Risk Management Committee to manage the Program for the Funds. The Committee’s responsibilities include oversight of the liquidity risk management process, reporting to the Board, and reviewing the Program’s effectiveness. As part of its responsibilities as Program administrator, City National Rochdale has retained a third party to perform certain functions, including providing market data and liquidity classifications for the Funds’ investments.

At a Board meeting held on May 14, 2020, City National Rochdale provided a written report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness of the Program, including any material changes to the Program, for the period from the inception of the Program on December 1, 2018, through March 31, 2020 (the “Reporting Period”). The Report concluded that the Program was adequately implemented and operated effectively during the Reporting Period. There were no material changes to the Program during the Reporting Period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus and statement of additional information for more information regarding the Fund’s exposure to liquidity risk, and the other principal risks to which an investment in the Fund may be subject.

CITY NATIONAL ROCHDALE FUNDS | PAGE 179

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CITY NATIONAL ROCHDALE FUNDS | PAGE 180

THANK YOU

for your investment with City National Rochdale Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on City National Rochdale Funds, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale®

AN RBC/CITY NATIONAL COMPANY

CNR-AR-001-1900

CNR-AR-001-1900

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by BBD LLP Related to the Trust

BBD LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$213,500	N/A	N/A	$207,875	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2020	2019
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by BBD LLP for the last two fiscal years were $0 and $0 for 2020 and 2019, respectively.

(h)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable to unlisted registrants.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered in this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Funds

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date:	December 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date:	December 8, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer

Date:	December 8, 2020